UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  (811-22708)

Brown Advisory Funds
(Exact name of Registrant as specified in charter)

901 South Bond Street Suite 400
Baltimore, MD 21231
(Address of principal executive offices) (Zip code)

Paul J. Chew
Principal Executive Officer
Brown Advisory Funds
901 South Bond Street Suite 400
Baltimore, MD 21231
 (Name and address of agent for service)

(410) 537-5400
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2020

Item 1. Reports to Stockholders.

(a)	The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SEMI-ANNUAL REPORT

December 31, 2020

Brown Advisory Growth Equity Fund

Brown Advisory Flexible Equity Fund

Brown Advisory Equity Income Fund

Brown Advisory Sustainable Growth Fund

Brown Advisory Mid-Cap Growth Fund

Brown Advisory Small-Cap Growth Fund

Brown Advisory Small-Cap Fundamental Value Fund

Brown Advisory Global Leaders Fund

Brown Advisory Intermediate Income Fund

Brown Advisory Total Return Fund

Brown Advisory Sustainable Bond Fund

Brown Advisory Maryland Bond Fund

Brown Advisory Tax-Exempt Bond Fund

Brown Advisory Tax-Exempt Sustainable Bond Fund

Brown Advisory Mortgage Securities Fund

Brown Advisory – WMC Strategic European Equity Fund

Brown Advisory Emerging Markets Select Fund

Brown Advisory – Beutel Goodman Large-Cap Value Fund

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund	1
Brown Advisory Flexible Equity Fund	4
Brown Advisory Equity Income Fund	7
Brown Advisory Sustainable Growth Fund	10
Brown Advisory Mid-Cap Growth Fund	13
Brown Advisory Small-Cap Growth Fund	16
Brown Advisory Small-Cap Fundamental Value Fund	20
Brown Advisory Global Leaders Fund	23
Brown Advisory Intermediate Income Fund	26
Brown Advisory Total Return Fund	32
Brown Advisory Sustainable Bond Fund	39
Brown Advisory Maryland Bond Fund	45
Brown Advisory Tax-Exempt Bond Fund	49
Brown Advisory Tax-Exempt Sustainable Bond Fund	55
Brown Advisory Mortgage Securities Fund	60
Brown Advisory – WMC Strategic European Equity Fund	69
Brown Advisory Emerging Markets Select Fund	72
Brown Advisory – Beutel Goodman Large-Cap Value Fund	75
Statements of Assets and Liabilities	78
Statements of Operations	83
Statements of Changes in Net Assets	88
Financial Highlights	97
Notes to Financial Statements	105
Additional Information	118

The views in the report contained herein were those of the Funds’ investment adviser, Brown Advisory LLC, or, for the sub-advised funds, of the respective sub-adviser, as of December 31, 2020 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of December 31, 2020. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

GLOSSARY OF TERMS

Alpha refers to the abnormal rate of return on a security or portfolio in excess of what would be predicted by an equilibrium model like the capital asset pricing model (CAPM).

Bloomberg Barclays 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Bloomberg Barclays Intermediate US Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Bloomberg Barclays US Aggregate Bond Index.

Bloomberg Barclays Mortgage Backed Securities Index is a market value-weighted index which covers the mortgage-backed securities component of the Bloomberg Barclays US Aggregate Bond Index. The index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.  The index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

Bloomberg Barclays US Corporate High Yield Index measures the US Dollar denominated, high-yield, fixed-rate corporate bond market.

Basis point(s) (bps) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. 1% is equal to 100 basis points.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Book value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

CAPEX, or capital expenditures, are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. It is often used to undertake new projects or investments by the firm. This type of outlay is also made by companies to maintain or increase the scope of their operations.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Correlation is a statistical measurement of how two securities move in relation to each other.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Downside Capture is a statistical measure of a fund’s performance in down markets. For example, a fund with downside capture of 90% would only have declined 90% as much as the related index during the same down market period.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield shows the percentage of each dollar invested in the stock that was earned by the company.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Enterprise Value (EV) is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

FTSE All-World Index is a market capitalization weighted index representing the performance of large and mid-capitalization stocks from the FTSE Global Equity Index Series.

FTSE Emerging Index is a market capitalization weighted index representing the performance of over 790 large and mid-capitalization companies in 22 emerging markets.

Forward price to earnings ratio uses forecasted earnings, rather than current earnings, to calculate the price to earnings ratio.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

ICE BofAML 0-3 Month US Treasury Bill Index is a subset of the ICE BofAML US Treasury Bill Index and includes all securities with a remaining term to final maturity less than 3 months.

GLOSSARY OF TERMS

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global emerging markets.

MSCI Europe Index is an index that captures large and mid cap representation across 15 developed market countries in Europe.

Positive Convexity is a measure describing the sensitivity of a bond’s duration to changes in yield where a fall in yields leads to a greater increase in price than price declines due to an increase in yields providing downside protection for investors.

Price to Book Value Ratio (P/B) is ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Quantitative Easing is an expansionary monetary policy implemented by a central bank aiming to increase the money supply and decrease interest rates by buying bonds in order to inject liquidity into the economy.

Return of Capital (ROC) is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

Return on Capital Employed (ROCE) is a financial ratio that measures a company’s profitability and the efficiency with which its capital is employed. Return on Capital Employed (ROCE) is calculated as:  ROCE = Earnings Before Interest and Tax (EBIT) / Capital Employed.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Return on Invested Capital (ROIC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. ROIC is typically calculated by taking a company’s net income, subtracting dividends the company paid out and dividing that amount by the company’s total capital.

Russell Midcap Growth Index measures the performance of the mid-capitalization growth sector of the U.S. equity market.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book value ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book value ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Tangible Book Value (“TBV”) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

Tier 1 Capital Ratio is a comparison between a banking firm’s core equity capital and total risk-weighted assets. A firm’s core equity capital is known as its Tier 1 capital and is the measure of a bank’s financial strength based on the sum of its equity capital and disclosed reserves, and sometimes non-redeemable, non-cumulative preferred stock. A firm’s risk-weighted assets include all assets that the firm holds that are systematically weighted for credit risk. Central banks typically develop the weighting scale for different asset classes, such as cash and coins, which have zero risk, versus a letter or credit, which carries more risk.

Turnover refers to a fund buying or selling securities. (The fund “turns over” its portfolio.) A fund pays transaction costs, such as commissions, when it buys and sells securities. Additionally, a higher turnover rate may result in higher taxes when the fund shares are held in a taxable account.

Yield Curve is a line that plots the yields of securities having equal credit quality but different maturity dates.

Yield Spread is the difference between yields on differing securities, calculated by deducting the yield of one security from another.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2020

Dear Shareholders:

During the six-month period ended December 31, 2020, the Brown Advisory Growth Equity Fund – Investor Shares (the “Fund”) increased 19.94% in value. During the same period, the Russell 1000® Growth Index (the “Index”), the Fund’s benchmark, increased 26.12%.

The COVID-19 pandemic all but defined 2020, particularly the conjoined economic and market volatility. The Index continued to rally sharply in the second half of the year. This was largely driven by continued strength in the technology and online consumer COVID-19 beneficiaries coupled with refreshed sentiment for the stocks of companies geared towards a potential re-opening of the economy. Despite the ongoing economic uncertainty, our benchmark, which is increasingly being driven by a small number of momentum-driven stocks, eclipsed its all-time high. While the portfolio posted a solid absolute return for the period it did trail on a relative basis over the last six months. The underperformance is disappointing but not necessarily surprising given the market backdrop, and the continued outperformance on the days that value stocks outperformed growth stocks is encouraging.

Investor sentiment wavered between confidence that a return to normalcy is at hand with the help of vaccines, and concern that rising COVID-19 cases could lead to renewed shutdowns. The market rewarded companies with business models that exhibited resiliency in light of the pandemic such as Estee Lauder and Cintas. We believe that Estee Lauder has built an impressive collection of brands and an exceptional distribution model which ultimately held up much better than expected given the challenges facing consumers. Intuitive Surgical initially came under pressure as hospitals redirected resources to fighting COVID-19, then rebounded. The vaccine served as a harbinger of a continued recovery for elective surgical procedures. These gains were partially offset by weakness in Dexcom driven by profit taking after a considerable rally during the first half of the year.

Illumina shocked investors by announcing plans to acquire GRAIL, which is an oncology diagnostic business. This represents a material change to the strategic direction of the company, which, prior to this announcement, had been solely focused on the gene sequencing market.  Investors reacted negatively to the announcement sending the stock lower. As our process dictates, we sold our position and used the proceeds to initiate a new position in Shopify, which is a leading provider of e-commerce software to both small and large companies. We also eliminated our holding in Salesforce which has been a strong investment over the course of our investment period spanning more than a decade. As the business model has matured, investors expected the company to deliver increased profitability. While we did start to see this transition, the company’s most recent acquisition seems to be a setback for this thesis. In addition, the company has experienced turnover amongst its senior management team which has engendered concern. We found a better opportunity in ServiceNow which has a similar cloud-based software business model, but it is at an earlier stage of market penetration.

Over short periods of time, individual stocks can have an outsized impact on our relative performance; however, it is usually stocks that we hold that are the most impactful. Sometimes we do make mistakes that negatively impact performance, but that has not been the case this period. Two stocks that we do not own, Tesla and Apple, created a 376 basis point drag on relative performance. Tesla was up more that 226% over the last six months, well ahead of COVID-19 beneficiaries. Aside from a healthy sprinkling of environmental pixie dust, there is no obvious near-term fundamental explanation for a move of this magnitude in our view.  Rest assured, these two stocks did not slip through the cracks of our process, as we know both of them well. They simply do not meet our criteria for investment—be it growth rate, in the case of Apple, or valuation with respect to Tesla. Our investors can remain confident that we will not relax the most important elements of our investment process in order to join the crowd, despite the inevitable fact that we can and expect to underperform our benchmark in times like these.

Sincerely,

Kenneth M. Stuzin, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2020

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 93.9%

Communication Services — 10.5%
72,184	Alphabet, Inc. — Class C*	126,457,706
879,028	Electronic Arts, Inc.	126,228,421
579,537	Match Group, Inc.*	87,620,199
		340,306,326
Consumer Discretionary — 10.7%
198,139	Alibaba Group Holding, Ltd. ADR*	46,112,889
40,217	Amazon.com, Inc.*	130,983,954
199,906	Lululemon Athletica, Inc.*	69,573,285
86,768	Shopify, Inc.*	98,217,038
		344,887,166
Consumer Staples — 7.7%
1,047,262	Brown-Forman Corp.	83,184,021
189,300	Costco Wholesale Corp.	71,324,454
357,681	Estee Lauder Companies, Inc.	95,211,105
		249,719,580
Health Care — 20.8%
451,078	Danaher Corp.	100,202,467
244,248	DexCom, Inc.*	90,303,371
1,053,596	Edwards Lifesciences Corp.*	96,119,563
175,747	Intuitive Surgical, Inc.*	143,778,621
268,408	Thermo Fisher Scientific, Inc.	125,019,078
694,884	Zoetis, Inc.	115,003,302
		670,426,402
Industrials — 11.3%
286,380	Cintas Corp.	101,223,875
1,256,891	Fortive Corp.	89,013,021
399,223	L3Harris Technologies, Inc.	75,461,131
230,106	Roper Technologies, Inc.	99,196,395
		364,894,422
Information Technology — 29.5%
189,005	Adobe, Inc.*	94,525,181
425,740	Autodesk, Inc.*	129,995,452
1,397,494	Genpact, Ltd.	57,800,352
311,571	Intuit, Inc.	118,350,244
350,020	MasterCard, Inc.	124,936,139
631,834	Microsoft Corp.	140,532,518
543,003	NXP Semiconductors NV	86,342,907
568,930	PayPal Holdings, Inc.*	133,243,406
122,815	ServiceNow, Inc.*	67,601,060
		953,327,259
Materials — 3.4%
147,610	Sherwin-Williams Co.	108,480,065
Total Common Stocks (Cost $1,384,434,063)		3,032,041,220

Real Estate Investment Trusts — 3.0%
345,012	SBA Communications Corp.	97,338,236
Total Real Estate Investment Trusts (Cost $32,169,080)		97,338,236

Short-Term Investments — 3.5%

Money Market Funds — 3.5%
114,153,903	First American Government
	Obligations Fund — Class Z, 0.03%#	114,153,903
Total Short-Term Investments (Cost $114,153,903)		114,153,903
Total Investments — 100.4% (Cost $1,530,757,046)		3,243,533,359
Liabilities in Excess of Other Assets — (0.4)%		(13,975,073)
NET ASSETS — 100.0%		$3,229,558,286

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets
Information Technology	29.5%
Health Care	20.8%
Industrials	11.3%
Consumer Discretionary	10.7%
Communication Services	10.5%
Consumer Staples	7.7%
Money Market Funds	3.5%
Materials	3.4%
Real Estate Investment Trusts	3.0%
Other Assets and Liabilities	(0.4)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
December 31, 2020

Dear Shareholders:

During the six-month period ended December 31, 2020, the Brown Advisory Flexible Equity Fund – Investor Shares (the “Fund”) increased 22.80% in value. During the same period, the S&P 500® Index, the Fund’s benchmark, increased 22.16%.

COVID-19 brought the world to its knees quite rapidly. The world was blindsided by the pace of the spread of the virus, the initial lack of understanding of the disease and its treatment, the voluntary halt of the global economy, the inconsistency and incompetency of handling the health crisis, the politicization of “wearing a mask” in the U.S.—and the list goes on. For most equity market participants, even more blinding was the sharp equity market correction in the first quarter that lasted a “whopping” five weeks followed by the steepest ever “v-shaped” recovery in the markets. From the peak on February 19, at an all-time high, the market corrected nearly 34%, but since hitting the bottom on March 23, we have now had three consecutive quarters of strong market appreciation and new record levels in major U.S. indices to end 2020.

The economy declined steeply but was progressively less bad through the year due to the “all-in” monetary actions by the Federal Reserve and the fiscal response from the government earlier in the year. The equity markets responded sharply to this news as well as more recently to the hopes of ending the spread of the disease from the recent launches of two highly innovative vaccines. The speed and size of the liquidity injection by the Fed as well as the fiscal response nearing $3 trillion (including the one recently passed) have dwarfed actions taken during past crises, including the ones during the Great Recession (2007–2009), which were at that time considered unconventional and extraordinary.

Notwithstanding the tumultuous “bookends” of the last decade—the great financial crisis of 2009 at one end and the pandemic of 2020 at the other—this period has generally been favorable for U.S. equity investors. The 10-year compounded average total returns for the Index is 13.88%, well ahead of the dividend plus the growth in earnings per share of approximately 7% to 8% for the Index during the same period. The difference is due to multiple expansion. As of the end of the year, the Index’s forward P/E multiple was 22x to 23x versus a 20-year average of 16x to 17x. This expansion in multiples seems justified against an extraordinary backdrop of a 0.9% yield on 10-year U.S. Treasury bonds. Indeed, with inflation running at approximately twice the yield on bonds, the 10-year risk-free rate is negative in real terms.

While our expectation of long-term contribution to returns of 7% to 8% is no different from the last cycle, equity returns could be suppressed if long-term interest rates were to rise materially in the future. In fact, in the shorter term, we are expecting even more robust earnings growth in 2021 as an economic recovery takes hold and pent-up demand comes into play. However, total returns for equities from this point are dependent on how multiples shake out in the future, which in turn may be influenced by the outlook of long-term interest rates.

The biggest contributors to returns in the six-month period were Apple Inc., a manufacturer of various personal digital, computing and communications devices, Taiwan Semiconductor Manufacturing, a manufacturer of semiconductor chips, Mastercard, a global payments network, Facebook, a leader in social media and Booking Holdings, an online travel company. The top four contributors achieved strong business results and higher valuations. Booking Holdings reported better-than-expected results, driven by an increase in domestic travel after the lockdowns earlier in the year. We expect that the company will gain market share when travel recovers.

The largest detractors to returns were Kinder Morgan, a pipeline transportation company, SBAC Communications and Crown Castle Communications, both wireless communications tower companies, General Dynamics, an aerospace and defense company, and Suncor Energy, an integrated Canadian energy company.

The decline in energy demand negatively impacted Kinder Morgan and Suncor Energy. SBAC Communications and Crown Castle Communications provided a conservative outlook for 2021 in advance of the carriers’ (AT&T, T-Mobile, Verizon) fifth-generation mobile network, or 5G, build plans. COVID-19 continues to adversely impact General Dynamics’ aerospace and defense-related businesses.

We added one new investment and eliminated one since our June 30, 2020 annual report to shareholders.

Bright Horizons Family Solutions, a child care services company, is the largest provider of employer-sponsored child care with centers nationwide for child care and early education. We like its business model with recurring revenue, high retention rates, strong free cash flow and the opportunity to reinvest capital. We invested after the stock fell 35% from its peak related to centers closing due to COVID-19. We believe that the company will be well-positioned post-COVID-19 and the demand for child care services returns.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
December 31, 2020

Raytheon Technologies entered the portfolio as the result of a merger with United Technologies and a subsequent spin-off. We eliminated the position because of the negative impact of the pandemic on the commercial aerospace business, which is likely to remain challenged in the foreseeable future.

Despite the very real challenges in 2020, and of course others we have encountered in the past and no doubt will occur in the future, we expect the following to continue to be a sound basis for an investment program:

The Flexible Equity team searches for investment bargains among long-term, attractive businesses with shareholder-oriented managers—those with productive assets and productive managers. These businesses should have or develop competitive advantages that result in good business economics, managers who allocate capital well, capacity to adjust to changes in the world and the ability to grow business value over time. Bargains in these types of stocks can arise for various reasons but are often due to short-term investor perceptions, temporary business challenges that will improve, company or industry changes for the better, or as-yet-unrecognized potential for long-term growth and development. Despite the occasional investment that will go awry and stretches when the general stock market is unrewarding, we are optimistic about the long-term outlook for equities of good businesses purchased at reasonable prices and our ability to find them.

Sincerely,

Maneesh Bajaj, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 95.8%

Communication Services — 11.5%
5,631	Alphabet, Inc. — Class A*	9,869,116
11,587	Alphabet, Inc. — Class C*	20,299,034
96,253	Facebook, Inc.*	26,292,469
61,234	Walt Disney Co.*	11,094,376
		67,554,995
Consumer Discretionary — 17.1%
62,166	Alibaba Group Holding, Ltd. ADR*	14,467,893
3,642	Amazon.com, Inc.*	11,861,739
7,885	Booking Holdings, Inc.*	17,562,024
40,209	Bright Horizons Family Solutions, Inc.*	6,955,755
187,954	CarMax, Inc.*	17,754,135
61,446	Dollar Tree, Inc.*	6,638,626
129,766	Lowe’s Companies, Inc.	20,828,740
71,600	TJX Companies, Inc.	4,889,564
		100,958,476
Consumer Staples — 4.7%
216,298	Conagra Brands, Inc.	7,842,966
197,443	Hain Celestial Group, Inc.*	7,927,336
470,433	Nomad Foods, Ltd.*	11,958,407
		27,728,709
Energy — 2.0%
548,262	Kinder Morgan, Inc.	7,494,741
276,888	Suncor Energy, Inc.	4,646,181
		12,140,922
Financials — 13.9%
77,324	Ameriprise Financial, Inc.	15,026,373
475,874	Bank of America Corp.	14,423,741
87,070	Berkshire Hathaway, Inc.*	20,188,921
103,192	Blackstone Group, Inc.	6,687,874
122,684	JPMorgan Chase & Co.	15,589,456
249,805	KKR & Co., Inc.	10,114,604
		82,030,969
Health Care — 9.9%
49,329	Agilent Technologies, Inc.	5,844,993
31,778	Anthem, Inc.	10,203,598
202,133	Edwards Lifesciences Corp.*	18,440,594
64,819	Merck & Co., Inc.	5,302,194
53,084	UnitedHealth Group, Inc.	18,615,497
		58,406,876
Industrials — 7.0%
60,503	Canadian National Railway Co.	6,646,255
223,130	Carrier Global Corp.	8,416,464
18,997	General Dynamics Corp.	2,827,134
91,977	Otis Worldwide Corp.	6,213,046
129,056	Stericycle, Inc.*	8,947,452
34,655	United Rentals, Inc.*	8,036,841
		41,087,192
Information Technology — 29.7%
43,456	Accenture PLC	11,351,142
60,890	Analog Devices, Inc.	8,995,280
180,620	Apple, Inc.	23,966,468
21,793	Intuit, Inc.	8,278,071
88,117	MasterCard, Inc.	31,452,482
141,014	Microsoft Corp.	31,364,334
67,449	PayPal Holdings, Inc.*	15,796,556
103,436	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	11,278,661
148,354	Visa, Inc.	32,449,470
		174,932,464
Total Common Stocks (Cost $235,060,754)		564,840,603

Real Estate Investment Trusts — 2.4%
35,291	Crown Castle International Corp.	5,617,974
30,330	SBA Communications Corp.	8,557,003
Total Real Estate Investment Trusts (Cost $7,134,545)		14,174,977

Short-Term Investments — 1.8%

Money Market Funds — 1.8%
10,403,444	First American Government
	Obligations Fund — Class Z, 0.03%#	10,403,444
Total Short-Term Investments (Cost $10,403,444)		10,403,444
Total Investments — 100.0% (Cost $252,598,743)		589,419,024
Liabilities in Excess of Other Assets — (0.0)%		(3,910)
NET ASSETS — 100.0%		$589,415,114

*	Non-Income Producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets
Information Technology	29.7%
Consumer Discretionary	17.1%
Financials	13.9%
Communication Services	11.5%
Health Care	9.9%
Industrials	7.0%
Consumer Staples	4.7%
Real Estate Investment Trusts	2.4%
Energy	2.0%
Money Market Funds	1.8%
Other Assets and Liabilities	(0.0)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
A Message to Our Shareholders
December 31, 2020

Dear Shareholders:

During the six-month period ended December 31, 2020, the Brown Advisory Equity Income Fund – Investor Shares (the “Fund”) increased 16.24% in value. During the same period, the S&P 500® Index (the “Index”), the Fund’s benchmark, increased 22.16%.

Over the past six months, U.S. stocks continued to recover from the COVID-19-related lows seen earlier in 2020. All eleven of the Index’s industry sectors rose during the period, and nine sectors posted double-digit gains. Despite the continuing pandemic, several measures of economic activity showed resilient consumer spending, robust housing demand, and improving employment conditions in the U.S. Investors’ expectations rose during the period in an anticipation that economic conditions would continue to improve globally in 2021.

Financial stocks performed the best on a relative basis for the Fund during the period. The Fund holds a diverse group of investments in the sector that encompass a range of business models, many of which benefitted from higher long-term interest rates during the period. Diversified banking company JPMorgan Chase rose as the improving macroeconomic environment provided tailwinds for some of its largest business areas, such as credit cards and investment banking. And holding company Ameriprise Financial jumped as its advice and wealth management business posted strong asset growth and market share gains during the period.

The industrial sector was the best performing sector for the Index during the period. However, the Fund’s holdings in the sector failed to keep pace with the Index and detracted from relative performance. Defense technology firm L3Harris Technologies was added to the portfolio as near-term concerns about defense spending caused the stock to fall to attractive levels. Longer-term, the company has promising growth prospects tied to important areas such as force modernization, electronics and space systems. Among the Fund’s other holdings in the sector, commercial aerospace supplier Raytheon Technologies struggled as the pandemic significantly impacted air travel and demand for its aftermarket parts business.

The energy sector was the weakest area for the Index during the period and both of the Fund’s holdings declined in price and detracted from relative performance. Specifically, natural gas pipelines operator Kinder Morgan and Canadian oil producer Suncor Energy were negatively impacted by generally weak demand conditions and reduced activity levels in their respective businesses. Suncor was eliminated during the period because of an unfavorable outlook for future earnings and dividend growth.

In terms of new additions to the Fund, food storage and consumable products maker Reynolds Consumer Products was added on the basis of its strong competitive positions with major grocery retailers in the U.S. Favorable growth prospects, a reasonable valuation, and a demonstrated commitment to dividend growth were additional positive attributes for Reynolds. Also, the Fund added a small position in a mandatory convertible preferred security issued by alternative asset manager KKR & Co. that featured an attractive 6% annual coupon.

The general rise in stock prices over the past six months has made it challenging to find the type of long-term investments the Fund prefers, namely high quality businesses with above-average dividend yields and compelling future growth prospects at reasonable prices. As the calendar shifts to 2021, the Fund remains ready to act on attractive investment opportunities as they arise. As always, the focus is to build the best possible portfolio of high-quality investments with better-than-benchmark yield and lower volatility, providing the Fund’s investors with a reliable stream of growing income over time.

Sincerely,

Brian Graney, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
A Message to Our Shareholders
December 31, 2020

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and nonrated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs and Real Estate may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Investing in Master Limited Partnerships (“MLPs”) entails risk related to fluctuations in energy prices, decreases in supply of or demand for energy commodities, unique tax consequences due to the partnership structure and various other risks. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 93.1%

Communication Services — 2.7%
42,345	Comcast Corp.	2,218,878

Consumer Discretionary — 13.5%
15,871	Best Buy Co., Inc.	1,583,767
14,173	Hasbro, Inc.	1,325,742
7,381	Home Depot, Inc.	1,960,541
10,967	Lowe’s Companies, Inc.	1,760,313
10,829	McDonald’s Corp.	2,323,687
12,943	Target Corp.	2,284,828
		11,238,878
Consumer Staples — 8.9%
19,111	Altria Group, Inc.	783,551
37,424	Coca-Cola Co.	2,052,332
19,821	Philip Morris International, Inc.	1,640,981
47,999	Reynolds Consumer Products, Inc.	1,441,890
25,071	Unilever PLC ADR	1,513,285
		7,432,039
Energy — 1.6%
100,000	Kinder Morgan, Inc.	1,367,000

Financials — 16.9%
12,908	Ameriprise Financial, Inc.	2,508,412
61,525	Bank of America Corp.	1,864,823
28,410	Blackstone Group, Inc.	1,841,252
19,353	Cincinnati Financial Corp.	1,690,872
8,178	Erie Indemnity Co.	2,008,517
20,237	JPMorgan Chase & Co.	2,571,515
10,413	T. Rowe Price Group, Inc.	1,576,424
		14,061,815
Health Care — 17.0%
14,173	AbbVie, Inc.	1,518,637
12,544	Gilead Sciences, Inc.	730,814
15,749	Johnson & Johnson	2,478,578
17,880	Medtronic PLC	2,094,463
40,508	Merck & Co., Inc.	3,313,554
24,187	Novartis AG ADR	2,283,978
4,851	UnitedHealth Group, Inc.	1,701,149
		14,121,173
Industrials — 5.0%
8,039	Canadian National Railway Co.	883,084
5,712	General Dynamics Corp.	850,060
4,675	L3Harris Technologies, Inc.	883,669
7,987	Otis Worldwide Corp.	539,522
13,795	Raytheon Technologies Corp.	986,480
		4,142,815
Information Technology — 23.2%
6,619	Accenture PLC	1,728,949
7,000	Analog Devices, Inc.	1,034,110
39,451	Apple, Inc.	5,234,753
15,836	Automatic Data Processing, Inc.	2,790,303
64,574	Cisco Systems, Inc.	2,889,687
25,400	Microsoft Corp.	5,649,468
		19,327,270
Materials — 4.3%
22,524	Dow, Inc.	1,250,082
8,888	Linde PLC	2,342,077
		3,592,159
Total Common Stocks (Cost $38,489,683)		77,502,027

Preferred Stocks — 1.6%

Financials — 0.6%
8,913	KKR & Co., Inc. — Series C, 6.00%	537,275
Health Care — 1.0%
15,213	Becton, Dickinson & Co. Depositary Shares^	838,693
Total Preferred Stocks (Cost $1,237,963)		1,375,968

Real Estate Investment Trusts — 4.3%
8,940	American Tower Corp.	2,006,672
21,883	W.P. Carey, Inc.	1,544,502
Total Real Estate Investment Trusts (Cost $2,167,487)		3,551,174

Short-Term Investments — 0.9%

Money Market Funds — 0.9%
734,706	First American Government
	Obligations Fund — Class Z, 0.03%#	734,706

Total Short-Term Investments (Cost $734,706)		734,706
Total Investments — 99.9% (Cost $42,629,839)		83,163,875
Other Assets in Excess of Liabilities — 0.1%		82,267
NET ASSETS — 100.0%		$83,246,142

ADR — American Depositary Receipt
^
Each depositary share represents 1/20th interest in a share of Becton, Dickinson and Co. 6.00% Mandatory Convertible Preferred Stock, Series B. Each outstanding depositary share will automatically convert on June 1, 2023 into a number of shares of common stock. Refer to the company’s filings at sec.gov for additional information.

#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets
Information Technology	23.2%
Health Care	18.0%
Financials	17.5%
Consumer Discretionary	13.5%
Consumer Staples	8.9%
Industrials	5.0%
Materials	4.3%
Real Estate Investment Trusts	4.3%
Communication Services	2.7%
Energy	1.6%
Money Market Funds	0.9%
Other Assets and Liabilities	0.1%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
December 31, 2020

Dear Shareholders:

During the six-month period ended December 31, 2020, the Brown Advisory Sustainable Growth Fund – Institutional Shares (the “Fund”) increased 22.68% in value. During the same period, the Russell 1000® Growth Index (the “Index”), the Fund’s benchmark, increased 26.12%.

The third quarter experienced a meaningful rotation toward mega-cap technology stocks, then cyclical and value stocks in the fourth quarter. Our strategy did not keep pace. In macroeconomic environments that are increasingly uncertain, investors have the tendency to shorten time horizons. Discussions around the timing of vaccine distribution, government stimulus, and the reopening of the economy have many investors focusing on time horizons over the next few months.  We take a multi-year approach, and believe it is more important than ever to focus on what we can control: conducting deep fundamental and sustainability research.

From a sector perspective in the third and fourth quarter, both health care and technology added to performance. Stock selection in both sectors have been major drivers of the strategy’s positive relative performance for a number of years. We are pleased that our strongest individual performers cut across several sectors, with strong results from IDEXX Laboratories, Etsy and Monolithic Power Systems.

American Tower Corporation, Illumina and Aspen Technology were our top detractors. American Tower remains a core position (and we have added to the position to take advantage of weakness), but we sold out of Illumina and Aspen technologies in favor of new holdings, Square and Dynatrace.

Dynatrace is a leader in Application Performance Management (APM) that helps identify problems in complex multi-cloud environments and, where possible, automate solutions. This drives efficiencies in operations infrastructure utilization, enabling customers to innovate faster, collaborate more efficiently and deliver results with less effort.

Square is a merchant services aggregator and mobile payment company. In its merchant business, Square is a one-stop-shop, providing payment tools for the merchant, including both hardware and software. Additionally, Square’s CashApp business provides safe and affordable access to financial services, especially for individuals and families with limited wealth.

Our final portfolio upgrade during the period was a swap from TJX Companies to Cadence Design Systems. Cadence enables semiconductor and system companies to design and optimize differentiated electronic products for a variety of end-markets. Its superior products enable high recurring revenue and leadership positioning in an already consolidated industry. Cadence enables customers to optimize innovative and differentiated electronic products that conserve energy and power.

While we enter 2021 with considerable macroeconomic uncertainty, we will maintain focus on our disciplined, repeatable process of investing in companies at the intersection of strong fundamentals, sustainable business advantages and attractive valuations.

Sincerely,

David Powell, CFA
Portfolio Manager

Karina Funk, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
December 31, 2020

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 94.4%

Communication Services — 3.6%
95,504	Alphabet, Inc. — Class A*	167,384,130

Consumer Discretionary — 13.9%
63,669	Amazon.com, Inc.*	207,365,476
592,126	Etsy, Inc.*	105,345,137
433,862	Home Depot, Inc.	115,242,424
872,272	NIKE, Inc.	123,400,320
943,218	Starbucks Corp.	100,905,462
		652,258,819
Health Care — 22.9%
209,200	Bio-Rad Laboratories, Inc.*	121,951,048
779,496	Danaher Corp.	173,157,241
1,119,673	Edwards Lifesciences Corp.*	102,147,768
352,001	IDEXX Laboratories, Inc.*	175,954,740
360,187	Thermo Fisher Scientific, Inc.	167,767,901
533,004	UnitedHealth Group, Inc.	186,913,843
536,643	West Pharmaceutical Services, Inc.	152,036,328
		1,079,928,869
Industrials — 7.9%
1,681,784	Fortive Corp.	119,103,943
416,580	Nordson Corp.	83,711,751
806,783	Verisk Analytics, Inc.	167,480,083
		370,295,777
Information Technology — 41.9%
319,257	Accenture PLC	83,393,121
298,337	Adobe, Inc.*	149,204,300
1,087,838	Analog Devices, Inc.	160,706,308
482,978	Autodesk, Inc.*	147,472,502
929,574	Cadence Design Systems, Inc.*	126,821,781
2,989,737	Dynatrace, Inc.*	129,365,920
485,707	Intuit, Inc.	184,495,804
3,104,342	Marvell Technology Group, Ltd.	147,580,419
956,861	Microsoft Corp.	212,825,024
380,198	Monolithic Power Systems, Inc.	139,239,914
265,593	ServiceNow, Inc.*	146,190,355
383,836	Square, Inc.*	83,538,067
153,716	Tyler Technologies, Inc.*	67,100,108
882,277	Visa, Inc.	192,980,448
		1,970,914,071
Materials — 4.2%
1,133,317	Ball Corp.	105,602,478
426,585	Ecolab, Inc.	92,295,931
		197,898,409
Total Common Stocks (Cost $2,836,372,431)		4,438,680,075

Real Estate Investment Trusts — 3.5%
726,742	American Tower Corp.	163,124,509
Total Real Estate Investment Trusts (Cost $141,084,223)		163,124,509

Short-Term Investments — 2.2%

Money Market Funds — 2.2%
104,786,244	First American Government
	Obligations Fund — Class Z, 0.03%#	104,786,244
Total Short-Term Investments (Cost $104,786,244)		104,786,244
Total Investments — 100.1% (Cost $3,082,242,898)		4,706,590,828
Liabilities in Excess of Other Assets — (0.1)%		(2,636,140)
NET ASSETS — 100.0%		$4,703,954,688

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets
Information Technology	41.9%
Health Care	22.9%
Consumer Discretionary	13.9%
Industrials	7.9%
Materials	4.2%
Communication Services	3.6%
Real Estate Investment Trusts	3.5%
Money Market Funds	2.2%
Other Assets and Liabilities	(0.1)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
December 31, 2020

Dear Shareholders:

During the six-month period ended December 31, 2020, the Brown Advisory Mid-Cap Growth Fund – Investor Shares (the “Fund”) increased 31.88% in value. During the same period, the Russell Midcap® Growth Index (the “Index”), the Fund’s benchmark, increased 30.18%.

The Fund seeks to produce attractive risk-adjusted returns over a full market cycle by owning companies that are well positioned to grow their enterprise value meaningfully (or “compound”) over time. We define a firm’s potential to “compound” with a set of traits we call the “3Gs”—durable growth, sound governance, and scalable go-to-market strategies. This philosophy typically leads us to own higher-quality, less-cyclical businesses. Finally, we strive to mitigate risk through deep due diligence, a valuation sensitivity, and by employing a structured sell discipline.

The COVID-19 pandemic continued to ravage most countries in the second half of 2020. A lull in daily infections during the summer gave way to a “second wave” as temperatures dropped in the Northern hemisphere. Despite the substantial human toll of the virus and tragic economic consequences of the pandemic, equities moved higher through the fall as investors looked forward to an economic recovery. The U.S. election, followed quickly by the announcement of an effective vaccine in November, fueled additional rallies. For the full six months, growth outperformed value in the mid-cap space by approximately 2%. Returns in our benchmark were broad-based. Generally, information technology and communication services stocks outperformed, while those in the consumer staples sector lagged.

The Fund outperformed during the period mostly due to returns in the communication services and consumer discretionary sectors. Pinterest and Etsy, categorized in those two sectors, respectively, were top contributors during the period. Both companies benefitted from an acceleration in adoption of e-commerce and time spent online in 2020, as well as from an investor rotation into technology and internet stocks. We believe both firms also benefited from numerous company-specific initiatives to further monetize their unique platforms. In industrials, damaged-vehicle auctioneer IAA benefited from a rebound in vehicle miles driven and elevated used car pricing as well as a shift from physical to online auctions.

Gains from Pinterest, Etsy, IAA and others more than offset negative contributions from Neurocrine Biosciences, Jack Henry & Associates, and Dexcom during the period. Sales growth from Neurocrine’s flagship drug, INGREZZA, used to treat movement disorders like Tardive Dyskinesia, slowed and the company experienced delays in its new-drug pipeline due to COVID-19. Dexcom’s share price moderated in the last six months of the year after approximately doubling in the first six months. Jack Henry’s stock price fell after management guided to lower-than-expected growth in 2021; the near-term outlook was hurt by lower bank M&A activity and some COVID-19-related implementation delays.

Activity in the Fund, which generally targets an investment time horizon greater than three years, was mildly elevated during the last six months due to heightened market volatility and a surge in initial public offerings (IPOs). The Fund added 14 new positions (including seven IPOs) and exited 16 during the period. We built new positions in companies that fit our “3G” philosophy, such as Fair Isaac Corp., Twilio, Ulta Beauty, Veeva Systems, Workiva, and Chewy. We sold positions in several companies including Ecolab, Allegion, Broadridge Financial Solutions, Datadog, and IHS Markit (among others) either due to valuation or to fund new positions that we believe improve the “quality” or return potential of the portfolio.

Despite the lingering pandemic, we see signs of an improving domestic economy with equity valuations stretched in certain areas (such as technology) due to the market’s run and a rotation into businesses which seem insulated from, or especially suited for, the pandemic. We are comfortable with the positioning of the Fund relative to the Index due to our philosophy, approach, and valuation sensitivity.

As always, we remain committed to seeking attractive risk-adjusted returns over a full market cycle by owning a diversified portfolio of companies, each of which we believe could one day grow much larger. We thank you for your support and interest and look forward to updating you in more detail in our next letter.

Sincerely,

George Sakellaris, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
December 31, 2020

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller and medium-sized companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 95.6%

Communication Services — 11.5%
20,992	Electronic Arts, Inc.	3,014,451
14,933	Liberty Broadband Corp.*	2,353,142
24,149	Live Nation Entertainment, Inc.*	1,774,469
27,904	Match Group, Inc.*	4,218,806
86,869	Pinterest, Inc.*	5,724,667
296,531	Zynga, Inc.*	2,926,761
		20,012,296
Consumer Discretionary — 9.7%
14,336	Bright Horizons Family Solutions, Inc.*	2,479,985
16,981	Etsy, Inc.*	3,021,090
5,120	Lululemon Athletica, Inc.*	1,781,914
73,130	National Vision Holdings, Inc.*	3,312,057
15,189	Ross Stores, Inc.	1,865,361
34,389	Shift4 Payments, Inc.*	2,592,930
5,973	Ulta Beauty, Inc.*	1,715,207
		16,768,544
Consumer Staples — 2.3%
15,104	Brown-Forman Corp.	1,199,711
15,531	Casey’s General Stores, Inc.	2,774,147
		3,973,858
Financials — 1.2%
52,821	KKR & Co., Inc.	2,138,722

Health Care — 21.7%
9,984	Ascendis Pharma A/S ADR*	1,665,131
15,104	Biohaven Pharmaceutical Holding Co. Ltd.*	1,294,564
4,949	Bio-Rad Laboratories, Inc.*	2,884,970
9,984	Blueprint Medicines Corp.*	1,119,706
32,000	Bruker Corp.	1,732,160
33,792	Catalent, Inc.*	3,516,733
12,203	Charles River Laboratories International, Inc.*	3,049,042
4,779	Cooper Companies, Inc.	1,736,306
4,352	DexCom, Inc.*	1,609,021
41,301	Edwards Lifesciences Corp.*	3,767,891
22,784	HealthEquity, Inc.*	1,588,273
12,459	Inari Medical, Inc.*	1,087,546
7,424	Neurocrine Biosciences, Inc.*	711,590
43,946	Oak Street Health, Inc.*	2,687,737
14,165	Teleflex, Inc.	5,829,890
12,885	Veeva Systems, Inc.*	3,507,941
		37,788,501
Industrials — 14.5%
4,352	Cintas Corp.	1,538,258
49,920	Dun & Bradstreet Holdings, Inc.*	1,243,008
87,039	IAA, Inc.*	5,655,795
8,875	IDEX Corp.	1,767,900
17,323	SiteOne Landscape Supply, Inc.*	2,747,947
26,880	TransUnion	2,667,033
11,776	Verisk Analytics, Inc.	2,444,580
45,568	Waste Connections, Inc.	4,673,910
20,821	Woodward, Inc.	2,530,376
		25,268,807
Information Technology — 30.0%
9,472	Aspen Technology, Inc.*	1,233,728
12,373	Autodesk, Inc.*	3,777,972
25,514	Booz Allen Hamilton Holding Corp.	2,224,311
88,831	Dynatrace, Inc.*	3,843,717
4,352	Fair Isaac Corp.*	2,224,046
84,650	Genpact, Ltd.	3,501,124
73,045	GoDaddy, Inc.*	6,059,082
15,360	Guidewire Software, Inc.*	1,977,293
9,060	Intuit, Inc.	3,441,441
8,021	Jack Henry & Associates, Inc.	1,299,322
11,861	KLA Corp.	3,070,932
106,751	Marvell Technology Group, Ltd.	5,074,942
64,682	Mimecast, Ltd.*	3,676,525
14,507	NXP Semiconductors NV	2,306,758
3,104	ServiceNow, Inc.*	1,708,535
7,083	Twilio, Inc.*	2,397,596
12,203	WEX, Inc.*	2,483,676
21,333	Workiva, Inc.*	1,954,529
		52,255,529
Materials — 4.7%
55,210	Ball Corp.	5,144,468
26,112	FMC Corp.	3,001,052
		8,145,520
Total Common Stocks (Cost $111,752,156)		166,351,777

Real Estate Investment Trusts — 2.0%
12,373	SBA Communications Corp.	3,490,794
Total Real Estate Investment Trusts (Cost $2,905,115)		3,490,794

Short-Term Investments — 2.2%

Money Market Funds — 2.2%
3,777,605	First American Government
	Obligations Fund — Class Z, 0.03%#	3,777,605
Total Short-Term Investments (Cost $3,777,605)		3,777,605
Total Investments — 99.8% (Cost $118,434,876)		173,620,176
Other Assets in Excess of Liabilities — 0.2%		402,718
NET ASSETS — 100.0%		$174,022,894

*	Non-Income Producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets
Information Technology	30.0%
Health Care	21.7%
Industrials	14.5%
Communication Services	11.5%
Consumer Discretionary	9.7%
Materials	4.7%
Consumer Staples	2.3%
Money Market Funds	2.2%
Real Estate Investment Trusts	2.0%
Financials	1.2%
Other Assets and Liabilities	0.2%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2020

Dear Shareholders:

During the six-month period ended December 31, 2020, the Brown Advisory Small-Cap Growth Fund – Institutional Shares (the “Fund”) increased 31.64% in value. During the same period, the Russell 2000® Growth Index (the “Index”), the Fund’s benchmark, increased 38.88%. The difference in returns was wholly due to the massive November and December rally in “lower quality” small-cap issues, including penny stocks, low priced stocks, unprofitable stocks, highly shorted stocks, high beta stocks, highly variable companies, highly-valued stocks and low return-on-equity businesses. Our philosophy and process dictate a “higher quality” portfolio construction when compared to the Index.

The six-month period witnessed the continued strong and surprising rise of equity prices after the despondent lows witnessed in March of 2020 due to the onset of the COVID-19 pandemic. Initially, the growth-oriented sectors of the market, technology and health care, drove returns. However, as time passed and positive vaccine news was announced, the market rise embraced its more cyclical components. Value-oriented segments also greatly benefitted from the political “blue wave” – a democrat controlled White House and Congress – that likely ushers in a period of greater fiscal stimulus aimed at infrastructure and other projects to enhance economic growth. As bullish equity market sentiment creeped into more sectors as 2020 progressed, it also moved into riskier securities as investors clamored for higher returns, faster. Evidence of this was the fourth quarter difference between profitable and unprofitable companies. In the fourth quarter, loss-making companies outperformed the Index by over 700 basis points, while money-making companies underperformed by an almost similar amount. Our portfolio’s underweight to unprofitable holdings explains the entirety of the delta in returns mentioned above.

Our strategy is based on bottom-up, fundamental security selection. History shows that over the long-term, most of our results will be dictated by this practice. Therefore, let us review the primary contributors and detractors for the period. On the positive side of the ledger, IAA Inc., a provider of auto auction services, continued to benefit from a rebound in miles driven and elevated used car pricing. These trends combined with the transition to all digital auctions should push cash flow growth at a strong double-digit rate. In health care, Neogenomics, a leading clinical laboratory company specializing in cancer diagnostics, saw a continued rebound in its core oncology diagnostics business, while its smaller next generation sequencing and pharmaceutical services platforms continued to make strong, sustainable gains. Finally, in technology, Workiva, a software-as-a-service company focused on corporate reporting, announced solid third quarter results that highlighted accelerating growth trends, which are likely sustainable due to its push into international markets. Investors have taken notice and awarded the company with a higher multiple. Fortunately, on the negative side of the ledger, our position weights were relatively small. The top three detractors were Neurocrine Biosciences, Global Blood Therapeutics and Tabula Rasa. All three companies were negatively impacted by the pandemic in unique ways – the latter of which has been eliminated from the portfolio.

Our philosophy is to harness the power of compounding. We strive to think like business owners vs. renters of stocks. We seek out companies with durable growth, sound governance and scalable go-to-market strategies – qualities that increase the odds of finding “compounders.” This focus leads us to a portfolio with high asset quality in addition to its diversity and valuation discipline. Our stock selection drives returns, while our portfolio architecture mitigates downside risk. This combination has and, hopefully will continue, to enable us to achieve our goal of building an all-weather portfolio that one can own through a full market cycle.

Sincerely,

Christopher A. Berrier
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2020

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Earnings growth is not representative of the fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 92.4%

Communication Services — 5.0%
1,414,526	ANGI Homeservices, Inc.*	18,664,671
468,694	Cogent Communications Holdings, Inc.	28,060,710
0	Liberty Broadband Corp.
	(fractional amount held)*	16
6,926,936	Zynga, Inc.*	68,368,858
		115,094,255
Consumer Discretionary — 12.9%
315,061	Bright Horizons Family Solutions, Inc.*	54,502,402
305,344	Chegg, Inc.*	27,581,724
202,667	Choice Hotels International, Inc.	21,630,649
67,713	Churchill Downs, Inc.	13,189,815
1,139,434	Clarus Corp.	17,547,284
39,118	Etsy, Inc.*	6,959,483
1,026,720	MakeMyTrip, Ltd.*	30,319,042
842,178	National Vision Holdings, Inc.*	38,142,242
467,658	Progyny, Inc.*	19,824,023
387,234	Stitch Fix, Inc.*	22,738,380
182,642	TopBuild Corp.*	33,620,739
339,127	Vroom, Inc.*	13,894,033
		299,949,816
Consumer Staples — 5.5%
231,998	Casey’s General Stores, Inc.	41,439,483
1,626,533	Hain Celestial Group, Inc.*	65,305,300
703,760	Simply Good Foods Co.*	22,069,913
		128,814,696
Energy — 0.3%
307,655	Cactus, Inc.	8,020,566

Financials — 3.0%
456,371	Ares Management Corp.	21,472,256
116,828	Hamilton Lane, Inc.	9,118,425
434,052	Nesco Holdings, Inc.*	3,198,963
504,279	Prosperity Bancshares, Inc.	34,976,792
		68,766,436
Health Care — 20.0%
514,104	Abcam PLC ADR*	11,078,941
142,097	Acceleron Pharma, Inc.*	18,179,890
286,172	Biohaven Pharmaceutical Holding Co., Ltd.*	24,527,802
253,605	Blueprint Medicines Corp.*	28,441,801
449,064	Bruker Corp.	24,307,834
472,427	Catalent, Inc.*	49,165,478
272,444	Charles River Laboratories International, Inc.*	68,072,858
315,460	Encompass Health Corp.	26,085,387
526,645	Establishment Labs Holdings, Inc.*	19,822,918
210,530	FibroGen, Inc.*	7,808,558
185,303	Global Blood Therapeutics, Inc.*	8,025,473
436,793	HealthEquity, Inc.*	30,448,840
158,669	Inari Medical, Inc.*	13,850,217
250,891	Iovance Biotherapeutics, Inc.*	11,641,342
1,074,526	NeoGenomics, Inc.*	57,852,480
232,625	Neurocrine Biosciences, Inc.*	22,297,106
92,165	Nevro Corp.*	15,953,762
190,950	Oak Street Health, Inc.*	11,678,502
406,560	OrthoPediatrics Corp.*	16,770,600
		466,009,789
Industrials — 13.9%
406,141	BWX Technologies, Inc.	24,482,180
91,607	ESCO Technologies, Inc.	9,455,675
229,877	FTI Consulting, Inc.*	25,681,858
1,125,886	IAA, Inc.*	73,160,072
48,001	IDEX Corp.	9,561,799
206,936	John Bean Technologies Corp.	23,563,802
353,147	Knight-Swift Transportation Holdings, Inc.	14,768,608
119,148	Mercury Systems, Inc.*	10,492,173
168,408	MSA Safety, Inc.	25,158,471
302,910	SiteOne Landscape Supply, Inc.*	48,050,613
436,804	Waste Connections, Inc.	44,802,986
117,928	Woodward, Inc.	14,331,790
		323,510,027
Information Technology — 30.3%
405,015	Accolade, Inc.*	17,618,153
87,580	Aspen Technology, Inc.*	11,407,295
312,027	BlackLine, Inc.*	41,618,161
245,208	Certara, Inc.*	8,268,414
224,389	CMC Materials, Inc.	33,950,056
521,123	Dynatrace, Inc.*	22,548,992
310,027	Entegris, Inc.	29,793,595
349,631	Envestnet, Inc.*	28,771,135
1,656,202	EVO Payments, Inc.*	44,734,016
1,686,076	Genpact, Ltd.	69,736,103
82,100	Guidewire Software, Inc.*	10,568,733
1,141,649	Infinera Corp.*	11,964,482
915,360	Lattice Semiconductor Corp.*	41,941,795
102,579	Littelfuse, Inc.	26,122,768
298,166	ManTech International Corp.	26,518,884
156,381	MAXIMUS, Inc.	11,445,525
883,993	Mimecast, Ltd.*	50,246,162
893,266	Nuance Communications, Inc.*	39,384,098
662,073	Phreesia, Inc.*	35,924,081
459,805	PROS Holdings, Inc.*	23,344,300
164,049	Sumo Logic, Inc.*	4,688,520
116,624	WEX, Inc.*	23,736,483
796,352	Workiva, Inc.*	72,961,770
1,193,565	Zuora, Inc.*	16,626,361
		703,919,882
Materials — 1.5%
140,088	Quaker Chemical Corp.	35,496,898
Total Common Stocks (Cost $1,308,516,537)		2,149,582,365

Private Placements — 0.1%
19,200	Greenspring Global Partners IV-B, L.P.*^†	1,540,975
91,769	Greenspring Global Partners V-B, L.P.*~†	145,050
Total Private Placements (Cost $—)		1,686,025

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Shares	Security Description	Value $

Real Estate Investment Trusts — 1.6%
262,106	EastGroup Properties, Inc.	36,186,354
Total Real Estate Investment Trusts (Cost $29,292,640)		36,186,354

Short-Term Investments — 6.3%

Money Market Funds — 6.3%
147,250,430	First American Government
	Obligations Fund — Class Z, 0.03%#	147,250,430
Total Short-Term Investments (Cost $147,250,430)		147,250,430
Total Investments — 100.4% (Cost $1,485,059,607)		2,334,705,174
Liabilities in Excess of Other Assets — (0.4)%		(9,318,669)
NET ASSETS — 100.0%		$2,325,386,505

ADR — American Depositary Receipt
*	Non-Income Producing
^
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from February 2008 to April 2018 as part of a $2,000,000 capital commitment. As of the date of this report, $1,920,000 of the capital commitment has been fulfilled by the Fund.

~
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from October 2012 to August 2018 as part of a $100,000 capital commitment. As of the date of this report, $91,000 of the capital commitment has been fulfilled by the Fund.

†
These securities are being fair valued, using significant unobservable inputs (Level 3), under the supervision of the Board of Trustees. Further, they may not be sold by the Fund. Total unfunded capital commitments related to these holdings are immaterial and total $89,000, or 0.0% of the Fund’s net assets as of the date of this report.

#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets
Information Technology	30.3%
Health Care	20.0%
Industrials	13.9%
Consumer Discretionary	12.9%
Money Market Funds	6.3%
Consumer Staples	5.5%
Communication Services	5.0%
Financials	3.0%
Real Estate Investment Trusts	1.6%
Materials	1.5%
Energy	0.3%
Private Placements	0.1%
Other Assets and Liabilities	(0.4)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2020

Dear Shareholders:

During the six-month period ended December 31, 2020, the Brown Advisory Small-Cap Fundamental Value Fund – Investor Shares (the “Fund”) increased 25.31% in value. During the same period, the Russell 2000® Value Index (the “Index”), the Fund’s benchmark, increased 36.77%.

During 2020, small cap company share prices experienced both one of their worst quarters in history (Q1) and one of their best quarters (Q4).  The COVID-19 pandemic and the associated economic fallout drove both phenomenon – first, in response to business shut-downs early in the year and then in response to the announcement of a vaccine. The fourth quarter also included concerns surrounding the potential political impact from the election and a change in administration.  Although our initial thought was that small caps would be pressured by the negative impact of potentially higher corporate tax rates, they responded instead to the possibility of ongoing and meaningful fiscal stimulus.  Political discussions, though, were quickly overshadowed by the announcement in early November of a vaccine which had an extremely high efficacy and thus the potential to bring some sense of normalcy back to the economy.  Small cap value shares were up over 19% in November alone. This rally continued into December despite rapidly growing case numbers and initial challenges surrounding the vaccine roll-out.  While small cap value shares outperformed both the growth and larger cap segments of the market, they still trailed meaningfully for the year.

For the six-month period ended December 31, 2020, the Fund was up materially on an absolute basis, but slightly trailed relative to the Index. Consumer discretionary, information technology and industrials were the largest detractors for the second half of the year relative to the benchmark. Financials were the best performing sector for the third and fourth quarter, up 2.10% on a relative basis as well.

Virtus Investment Partners, Inc. (VRTS) was the top contributor during the period. Virtus is an asset management company, which engages in the provision of investment management and related services to individuals and institutions. Virtus’ shares were up after it announced that it was acquiring a sizable portion of the Allianz Global’s U.S. asset management business. This acquisition includes one wholly owned subsidiary, closed end funds, as well as a U.S. distribution agreement. The transaction was done at attractive terms.

Sprouts Farmers Markets, Inc. (SFM) was the largest detractor during the period. Sprouts Farmers Markets is a leading specialty grocery chain. SFM shares underperformed in the fourth quarter as positive vaccine news overshadowed strong third quarter earnings and concerns that sales could slow in 2021 as consumers shift spend to food away from home options.

The Fund had the opportunity to add nine new additions during this time period. Notable additions include: LazBoy Incorporated, American Woodmark Corporation, ChampionX Corporation and Hanover Insurance Group.

La-Z-Boy (LZB) is the second largest manufacturer and distributor of residential furniture in the United States. We believe that La-Z-Boy’s strong results pre-COVID-19 indicate strong operations with new initiatives taking hold, which creates a compelling investment opportunity when paired with increased spending on home furnishings.

American Woodmark (AMWD) is one of the top three cabinet makers in the United States that controls roughly 50% of the market, with no clear fourth competitor of scale. AMWD’s acquisition of RSI Home Products in 2017 put the company in a position to capture an outsized piece of the current demand for both new entry level single family homes as well as the “value” segment of the repair and remodel markets as consumers spend more time and money in their homes. AMWD’s business model is mature and thus fairly light from a capital expenditure perspective, driving strong and consistent free cash flow conversion. The company has already paid down a meaningful amount of debt since the RSI deal and we expect future free cash flow (FCF) to be allocated towards further debt reduction. At the time of our purchase, AMWD was trading under 9x EV/EBITDA with a 9.3% FCF yield.

ChampionX Corporation (CHX) is an oilfield services company that was created when Apergy and ChampionX (a former division of Ecolab) combined through a Reverse Morris Trust in June of 2020. The combination of COVID-19 and the ensuing collapse in oil and gas demand during the second quarter made this timing of this transaction rather unfortunate. While both Apergy and ChampionX were strong in their respective market on their own prior to the merger, the newly formed entity has increased global scale and structurally higher EBITDA margins given the sizable operating synergies that are expected to be realized over time. Over 80% of CHX’s combined revenue base is tied to production as opposed to drilling, thus making the underlying revenues less cyclical than many other small cap energy names. The company’s core Production Chemicals Technologies business has 25% global share of a consolidated industry, that is consumption based (as opposed to equipment/asset based) and requires little ongoing capital investment. Management expects that total capital expenditure for CHX should remain

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2020

near 2.5% of sales going forward and all FCF is expected to be targeted towards debt reduction until the leverage ratio under <1x EBITDA is reached. At the time of our purchase, CHX was trading at 9.3x EV/EBITDA and a 9% FCF yield.

Hanover Insurance (THG) is a diversified commercial and personal P&C insurer that’s shored up its reserve and underwriting focus in recent years and has shown strong combined ratio improvement. In addition to the pandemic effect, the stock sold off also due to concerns around insurance regulatory reform in Michigan, its largest exposure by state. We thought the concern was overblown and therefore took advantage of the valuation discount to buy into a well-run company that we believe stands to benefit from a hardening insurance market.

The Fund was also active in selling its investments, with ten eliminations, including corporate actions. Overall, corporate actions were elevated for the year, but especially the fourth quarter.  Three companies, National General, Waddell Reed and Cardtronics, all announced that they agreed to be sold in cash transaction.  Although they each received sizable premiums, the premiums did not match the returns for the Index for the quarter.  Also, this disparity was exacerbated as the Index continued to rise dramatically following the announcements and meaningfully contributed to our relative underperformance.

There was one acquisition that occurred during the period. GCI Liberty announced it would merge with Liberty Broadband in order to help reduce the sum-of-the-parts discount driven between the value of GCI’s stake in Liberty Broadband and GCI’s market capitalization.

The fourth quarter of 2020 was similar to other “lower quality” rallies.  During both the fourth quarter of 2016 and the second and third quarters of 2009, we saw the same types of markets and our strategy under-performed materially.  In each case, we trailed the Index by over 1000 basis points. In the subsequent period, we saw higher quality companies within the Index regain their leadership which allowed us to outperform.  In many recent discussions, we have mentioned that we are excited by the prospects for our strategy in 2021. While we acknowledge the irony that M&A has actually been a drag on recent relative performance, we think recent activity just highlights the attractive cash flows and relative valuations of our portfolio to other market participants. While it is too soon to judge whether we are going to see a continuation of the rotation back to value, we feel our portfolio has attractive investments characteristics that should enable it to perform well and deliver attractive risk-adjusted returns for our investors.

Sincerely,

J. David Schuster
Portfolio Manager

Past performance is not a guarantee of future results.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The risks of investments in derivatives, including options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund. Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 89.9%

Communication Services — 3.8%
26,560	Liberty Broadband Corp.*	4,206,228
292,775	Nexstar Media Group, Inc.	31,968,102
		36,174,330
Consumer Discretionary — 13.6%
431,682	Century Casinos, Inc.*	2,758,448
734,531	Core-Mark Holding Co., Inc.	21,573,175
303,765	Culp, Inc.	4,820,751
507,700	Denny’s Corp.*	7,453,036
1,233,988	Extended Stay America, Inc.	18,275,362
91,282	Helen of Troy, Ltd.*	20,281,948
507,700	La-Z-Boy, Inc.	20,226,768
132,802	Murphy USA, Inc.	17,379,798
756,512	Vista Outdoor, Inc.*	17,974,725
		130,744,011
Consumer Staples — 1.4%
697,286	Sprouts Farmers Market, Inc.*	14,015,449

Energy — 2.4%
559,396	ChampionX Corp.*	8,558,759
247,897	Natural Gas Services Group, Inc.*	2,350,063
138,297	REX American Resources Corp.*	10,160,680
252,476	Solaris Oilfield Infrastructure, Inc.	2,055,155
		23,124,657
Financials — 29.4%
111,431	Alerus Financial Corp.	3,049,866
183,175	Ameris Bancorp	6,973,472
156,004	Assurant, Inc.	21,250,865
1,328,323	Eastern Bankshares, Inc.*	21,664,948
149,288	Hanover Insurance Group, Inc.	17,454,753
249,728	Kemper Corp.	19,186,602
1,556,987	MGIC Investment Corp.	19,540,187
779,409	Pacific Premier Bancorp, Inc.	24,418,884
255,834	Peapack Gladstone Financial Corp.	5,822,782
162,415	Primerica, Inc.	21,752,241
263,161	Renasant Corp.	8,863,262
618,215	TriState Capital Holdings, Inc.*	10,756,941
114,790	Triumph Bancorp, Inc.*	5,573,055
382,836	UMB Financial Corp.	26,411,856
913,127	Veritex Holdings, Inc.	23,430,839
132,469	Virtus Investment Partners, Inc.	28,745,773
669,809	Washington Federal, Inc.	17,240,884
		282,137,210
Health Care — 3.0%
345,590	Magellan Health, Inc.*	28,628,676

Industrials — 20.1%
225,305	Albany International Corp.	16,541,893
173,711	American Woodmark Corp.*	16,302,777
368,182	Comfort Systems USA, Inc.	19,388,464
197,524	CRA International, Inc.	10,059,897
201,492	Curtiss-Wright Corp.	23,443,594
535,176	Federal Signal Corp.	17,751,788
115,095	Kadant, Inc.	16,226,093
303,460	McGrath RentCorp	20,362,166
1,093,554	Mueller Water Products, Inc.	13,538,199
186,228	Simpson Manufacturing Co., Inc.	17,403,007
406,954	SPX Corp.*	22,195,271
		193,213,149
Information Technology — 10.9%
427,713	Cardtronics PLC*	15,098,269
147,761	CMC Materials, Inc.	22,356,239
197,829	CTS Corp.	6,791,470
518,385	EchoStar Corp.*	10,984,578
222,252	MAXIMUS, Inc.	16,266,624
386,194	Onto Innovation, Inc.*	18,363,525
114,790	PC Connection, Inc.	5,428,419
184,396	Vectrus, Inc.*	9,168,169
		104,457,293
Materials — 2.1%
199,661	Eagle Materials, Inc.	20,235,642

Real Estate — 0.2%
47,931	CTO Realty Growth, Inc.	2,020,759

Utilities — 3.0%
486,635	Portland General Electric Co.	20,813,379
852,679	Star Group L.P.	8,023,709
		28,837,088
Total Common Stocks (Cost $615,267,984)		863,588,264

Real Estate Investment Trusts — 5.1%
116,927	EastGroup Properties, Inc.	16,142,941
976,322	Essential Properties Realty Trust, Inc.	20,698,027
453,053	Getty Realty Corp.	12,477,080
Total Real Estate Investment Trusts (Cost $34,875,255)		49,318,048

Short-Term Investments — 4.9%

Money Market Funds — 4.9%
46,984,642	First American Government
	Obligations Fund — Class Z, 0.03%#	46,984,642
Total Short-Term Investments (Cost $46,984,642)		46,984,642
Total Investments — 99.9% (Cost $697,127,881)		959,890,954
Other Assets in Excess of Liabilities — 0.1%		962,046
NET ASSETS — 100.0%		$960,853,000

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets
Financials	29.4%
Industrials	20.1%
Consumer Discretionary	13.6%
Information Technology	10.9%
Real Estate Investment Trusts	5.1%
Money Market Funds	4.9%
Communication Services	3.8%
Health Care	3.0%
Utilities	3.0%
Energy	2.4%
Materials	2.1%
Consumer Staples	1.4%
Real Estate	0.2%
Other Assets and Liabilities	0.1%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
December 31, 2020

Dear Shareholders:

During the six-month period ended December 31, 2020, the Brown Advisory Global Leaders Fund – Investor Shares (the “Fund”) increased 24.45% in value. During the same period, the FTSE All-World Index (the “Index”), the Fund’s benchmark, increased 23.93%.

The Fund is focused on delivering long-term performance by investing in companies that create tremendous value for their customers and as an outcome of this, generate attractive economics for shareholders. We are fundamental, bottom-up stock-pickers and invest in companies and management teams, not countries, economies or macroeconomic factors. Given we currently have only thirty investments vs. approximately 3,900 in the FTSE All-World Index, our performance is primarily an output of stock picking, which can vary meaningfully from the benchmark over short periods. Patience and a long time horizon are underrated virtues in investing, and we remain disciplined on both. We continue to believe that overpaying for good businesses is an ever-present risk for quality-focused investors and do our best to avoid this mistake too. For the second half of the year, the biggest contributing sectors to relative performance were consumer staples and health care. Consumer discretionary was the worst performing sector as companies have been heavily impacted by the crushing hit to demand of COVID-19.

From an individual stock perspective, our top contributor to return was Taiwan Semiconductor Manufacturing Company (TSMC). TSMC has consistently been a top ten position in the Fund since inception nearly six years ago. Its share price rose over 90% in 2020 as the industry digested the shock news from Intel that they were again delaying leading-edge semiconductor production and were now considering outsourcing to foundry suppliers such as TSMC. Intel has led the world for forty years as the most advanced semiconductor manufacturer; for the first time, Intel has now fallen behind TSMC. In the past five years, TSMC has gone from over a year behind Intel at leading-edge geometry production, to over a year ahead. Once behind, a laggard rarely catches up. TSMC has produced over one billion defect free chips at 7nm and is ramping 5nm now. Production at both nodes is heavily booked out and pricing per wafer has been rising as competitors to Intel such as AMD and NVIDIA in datacentres now have access to more advanced technology than the traditional industry leader. The strongest growth from TSMC lies in high performance computing as cloud adoption, 5G and artificial intelligence mean more customers need leading edge performance, no longer just servers and PCs. We believe TSMC has delivered tremendous value firstly to its customers and then secondly, as a result, to investors.

One of our largest detractors to return was Deutsche Boerse AG. A lack of clear cyclical upside in the near term was potentially weighing on the stock. However, there was no specific reason for weakness as the thesis is on track. Furthermore, the Investor Day in November 2020 was encouraging with long-term secular drivers expected to continue over the next five years. We have increased our investment in Deutsche Boerse in the period.

The Global Leaders’ team remains dedicated to executing on our investment process and scouring the globe for high quality companies at attractive prices. Though we eliminated four stocks and purchased three stocks within the first half of the year, there were no new additions or deletions from the portfolio in the second half of the year. We remain optimistic that new opportunities for long-term investors may present themselves soon.

Sincerely,

Mick Dillon, CFA
Portfolio Manager

Bertie Thomson, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
December 31, 2020

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 98.1%

China — 6.3%
2,360,701	AIA Group, Ltd.	28,767,791
454,758	Tencent Holdings, Ltd.	32,721,565
		61,489,356
France — 3.4%
233,772	Safran SA*	33,133,212

Germany — 6.4%
429,350	CTS Eventim AG & Co. KGaA*	28,698,139
196,991	Deutsche Boerse AG	33,541,912
		62,240,051
India — 2.9%
1,440,237	HDFC Bank, Ltd.*	28,367,609

Indonesia — 3.1%
102,494,453	Bank Rakyat Indonesia Persero	30,471,956

Netherlands — 2.8%
318,331	Wolters Kluwer NV	26,827,340

Sweden — 2.3%
501,505	Atlas Copco AB	22,511,298

Switzerland — 5.3%
94,606	Roche Holding AG	32,951,134
68,410	Schindler Holding AG	18,490,815
		51,441,949
Taiwan — 5.0%
450,650	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	49,138,876

United Kingdom — 2.6%
428,644	Unilever PLC	25,707,406

United States — 58.0%

Communication Services — 8.7%
26,949	Alphabet, Inc. — Class C*	47,211,414
260,138	Electronic Arts, Inc.	37,355,817
		84,567,231
Consumer Discretionary — 4.9%
12,621	Booking Holdings, Inc.*	28,110,374
295,361	TJX Companies, Inc.	20,170,203
		48,280,577
Consumer Staples — 6.1%
301,082	Brown-Forman Corp.	23,914,943
135,094	Estee Lauder Companies, Inc.	35,960,672
		59,875,615
Financials — 2.6%
468,863	Charles Schwab Corp.	24,868,494

Health Care — 2.5%
271,921	Edwards Lifesciences Corp.*	24,807,353

Information Technology — 28.5%
160,733	Aspen Technology, Inc.*	20,935,473
89,920	Autodesk, Inc.*	27,456,173
58,307	Intuit, Inc.	22,147,914
693,862	Marvell Technology Group, Ltd.	32,986,199
114,838	MasterCard, Inc.	40,990,276
348,284	Microsoft Corp.	77,465,328
256,026	Visa, Inc.	56,000,567
		277,981,930
Materials — 4.7%
88,584	Ecolab, Inc.	19,166,034
36,862	Sherwin-Williams Co.	27,090,253
		46,256,287
Total United States		566,637,487
Total Common Stocks (Cost $667,511,390)		957,966,540

Short-Term Investments — 1.3%

Money Market Funds — 1.3%
12,839,388	First American Government
	Obligations Fund — Class Z, 0.03%#	12,839,388
Total Short-Term Investments (Cost $12,839,388)		12,839,388
Total Investments — 99.4% (Cost $680,350,778)		970,805,928
Other Assets in Excess of Liabilities — 0.6%		6,176,602
NET ASSETS — 100.0%		$976,982,530

*	Non-Income Producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets
Information Technology	33.5%
Financials	15.0%
Communication Services	15.0%
Industrials	10.3%
Consumer Staples	8.8%
Health Care	5.9%
Consumer Discretionary	4.9%
Materials	4.7%
Money Market Funds	1.3%
Other Assets and Liabilities	0.6%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
December 31, 2020

Dear Shareholders:

During the six-month period ended December 31, 2020, the Brown Advisory Intermediate Income Fund – Investor Shares (the “Fund”) increased 1.67% in value. During the same period, the Bloomberg Barclays Intermediate US Aggregate Bond Index (the “Index”), the Fund’s benchmark, increased 0.90%.

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined research process focused on capital preservation. Duration and sector weightings are set mainly by an analysis of the intermediate-term risk/reward outlook as opposed to any particular macroeconomic forecast.

The second half of 2020 was marked by a continuation of accommodative policy by the Federal Reserve to help perpetuate economic momentum. As various economic metrics pointed to a mixed economic recovery, Treasury yields initially remained tightly range bound and corporate credit spreads continued to move tighter, but they remained elevated relative to pre-pandemic levels. In late August at its annual Jackson Hole conference, the Federal Reserve announced that it would be adopting an “average inflation targeting” regime after previously targeting a 2% inflation rate.  In practice, this would imply that the Federal Reserve would tolerate inflation rising above 2% for a period of time to offset earlier periods of undershooting its target. In the initial period following this policy change, indicators of expected future inflation pointed lower as investors remained skeptical.

During the second half of the period, volatility began to increase as market expectations regarding growth and inflation began to evolve. Notable developments included a pending shift in economic policy, the emergence of COVID-19 vaccines and ongoing negotiations regarding the extension of fiscal support programs nearing expiration.  In this environment, Treasury rates began to slowly rise and credit spreads continued to tighten reflecting the prospects for a shift in fiscal priorities as a result of a pending Biden Administration taking office.

Throughout this period, we maintained our emphasis on corporate bonds and other spread products with the exception of mortgage-backed securities because of their cash flow characteristics. Specifically, for corporate bonds our ongoing overweight positioning and strong individual security selection were additive to relative performance as our holdings outpaced their index counterparts.  Credit spreads ended the period near pre-pandemic levels. This highlights the value of having a clearly defined investment thesis for a company supported by robust fundamental analysis.

Although interest rates were slowly rising, mortgage originators held mortgage rates steady to slightly lower which helped to perpetuate already increased refinance activity. Our emphasis on defensive positioning in regard to principal repayments during a period of strong refinance activity enhanced performance on a relative basis as we held less mortgage pass-through securities in favor of a greater amount of asset-backed and commercial mortgage-backed bonds.

We are pleased with the portfolio’s current positioning and future potential.  Looking forward, there continues to be elevated uncertainty around economic growth, which is something we will take into account as we evaluate the portfolio’s future positions. However, we seek to continue to structure the portfolio in order to generate attractive income while focusing on capital preservation.

Sincerely,

Jason T. Vlosich
Portfolio Manager

Paul D. Corbin
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
December 31, 2020

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — 31.8%
1,785,000	Air Products and Chemicals, Inc.	1.50%	10/15/2025	1,861,823
1,635,000	American Tower Corp.	3.60%	01/15/2028	1,859,394
1,770,000	Amphenol Corp.	2.05%	03/01/2025	1,871,301
1,580,000	AT&T, Inc.	4.10%	02/15/2028	1,859,243
1,760,000	AvalonBay Communities, Inc.	2.30%	03/01/2030	1,879,396
785,000	Booking Holdings, Inc.	4.50%	04/13/2027	934,917
1,735,000	BorgWarner, Inc.	2.65%	07/01/2027	1,867,258
820,000	BP Capital Markets America, Inc.	3.80%	09/21/2025	930,433
875,000	Chevron Corp.	2.00%	05/11/2027	928,741
1,805,000	Clorox Co.	1.80%	05/15/2030	1,866,666
830,000	Colonial Enterprises, Inc.^	3.25%	05/15/2030	939,883
803,000	Comcast Corp.	3.40%	04/01/2030	929,282
805,000	Consolidated Edison Co. of New York, Inc.	3.35%	04/01/2030	923,922
1,665,000	Crown Castle International Corp.	3.30%	07/01/2030	1,866,600
805,000	Dollar General Corp.	3.88%	04/15/2027	932,914
1,565,000	Dollar Tree, Inc.	4.20%	05/15/2028	1,863,784
935,000	Ecolab, Inc.	1.30%	01/30/2031	927,421
785,000	Exelon Corp.	4.05%	04/15/2030	930,312
1,645,000	FMC Corp.	3.20%	10/01/2026	1,834,424
845,000	Fortis, Inc.	3.06%	10/04/2026	931,261
830,000	General Dynamics Corp.	3.50%	05/15/2025	928,691
1,181,000	Hasbro, Inc.	3.50%	09/15/2027	1,287,624
830,000	Healthcare Trust of America Holdings L.P.	3.75%	07/01/2027	942,174
810,000	JB Hunt Transport Services, Inc.	3.88%	03/01/2026	931,402
780,000	Keysight Technologies, Inc.	4.60%	04/06/2027	930,175
805,000	Kimberly-Clark Corp.	3.10%	03/26/2030	927,759
1,380,000	Land O’Lakes, Inc.^	6.00%	11/15/2022	1,486,017
910,000	LYB International Finance III LLC	2.25%	10/01/2030	938,202
790,000	Mastercard, Inc.	3.35%	03/26/2030	919,653
870,000	Morgan Stanley	3.75%	02/25/2023	933,079
836,000	NIKE, Inc.	2.75%	03/27/2027	925,836
750,000	Northrop Grumman Corp.	4.40%	05/01/2030	932,012
1,640,000	NXP BV^	3.88%	06/18/2026	1,880,734
1,685,000	Oracle Corp.	2.80%	04/01/2027	1,860,441
805,000	Procter & Gamble Co.	3.00%	03/25/2030	929,048
1,405,000	SYSCO Corp.	5.95%	04/01/2030	1,848,929
1,815,000	Takeda Pharmaceutical Co., Ltd.	2.05%	03/31/2030	1,860,103
825,000	Thermo Fisher Scientific, Inc.	3.20%	08/15/2027	928,696
1,605,000	TJX Companies, Inc.	3.75%	04/15/2027	1,858,683
1,805,000	Truist Financial Corp.	2.75%	04/01/2022	1,857,512
1,810,000	USAA Capital Corp.^	1.50%	05/01/2023	1,857,251
1,745,000	VF Corp.	2.40%	04/23/2025	1,862,518
1,710,000	Wells Fargo & Co.	3.75%	01/24/2024	1,867,846
918,000	Xylem, Inc.	1.95%	01/30/2028	968,589
Total Corporate Bonds & Notes (Cost $55,876,468)				59,601,949

Mortgage Backed Securities — 15.4%
825,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY C (1 Month LIBOR USD + 1.35%)^	1.51%	09/15/2034	800,693
750,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2019-RLJ C (1 Month LIBOR USD + 1.60%)^	1.76%	04/15/2036	712,954
499,543	BX Commercial Mortgage Trust, Series 2020-BXLP (1 Month LIBOR USD + 1.25%)^	1.41%	12/15/2036	495,285
500,000	BX Trust, Series 2019-CALM C (1 Month LIBOR USD + 1.30%)^	1.46%	11/15/2032	497,866
913,543	CGDBB Commercial Mortgage Trust, Series 2017-BIOC D (1 Month LIBOR USD + 1.60%)^	1.76%	07/15/2032	916,736
750,000	CSMC, Series 2019-ICE4 C (1 Month LIBOR USD + 1.43%)^	1.59%	05/15/2036	750,813
1,000,000	CSMC, Series 2019-ICE4 D (1 Month LIBOR USD + 1.60%)^	1.76%	05/15/2036	992,510
500,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	496,364
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 15.4% (Continued)
639	FHLMC PC, Pool# C0-0210	8.00%	01/01/2023	668
99,417	FHLMC PC, Pool# 1B-0889 (12 Month LIBOR USD + 1.59%)	2.90%	05/01/2033	99,596
18,183	FHLMC REMIC, Series 4778 GA	4.50%	10/15/2042	18,177
302,402	FHLMC REMIC, Series 4711 NA	3.50%	11/15/2042	303,865
545,073	FHLMC REMIC, Series 4665 KA	4.00%	12/15/2042	552,597
744,217	FHLMC REMIC, Series 4740 KB	3.50%	02/15/2043	751,480
397,105	FHLMC REMIC, Series 4747 DA	3.50%	04/15/2043	400,125
147,578	FHLMC REMIC, Series 4784 EG	3.50%	06/15/2044	149,010
308,318	FHLMC REMIC, Series 4840 BK	4.50%	09/15/2046	319,030
494,319	FHLMC STACR, Series 2014-HQ2 M3 (1 Month LIBOR USD + 3.75%)	3.90%	09/25/2024	509,333
1,686,050	FHMS, Series Q-006 APT1#	2.67%	04/25/2028	1,728,594
354,127	FHMS, Series Q-006 APT2#	2.57%	10/25/2028	360,441
478,275	FHMS, Series Q-010 APT1#	2.78%	04/25/2046	480,316
420,672	FHMS, Series Q-007 APT1#	2.98%	10/25/2047	432,536
429,878	FHMS, Series Q-007 APT2#	3.30%	10/25/2047	461,876
955,195	FHMS, Series Q-013 APT1#	1.16%	05/25/2050	967,668
10,007	FNMA, Pool# 628837	6.50%	03/01/2032	11,505
630,222	FNMA, Pool# MA2998	3.50%	04/01/2032	675,238
48,314	FNMA, Pool# 663238	5.50%	09/01/2032	54,079
25,649	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	1.89%	11/01/2033	25,769
10,787	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	2.41%	12/01/2033	10,780
24,938	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	2.40%	02/01/2034	25,085
1,004,985	FNMA, Pool# AS7789	3.00%	08/01/2036	1,062,829
1,691,673	FNMA, Pool# MA2804	3.00%	11/01/2036	1,789,049
695,359	FNMA, Pool# MA2897	3.00%	02/01/2037	732,557
982,211	FNMA, Pool# BM1370	3.00%	04/01/2037	1,032,872
133,701	FNMA, Pool# BN0202	5.50%	09/01/2048	153,015
144,289	FNMA REMIC Trust, Series 2016-M5 (1 Month LIBOR USD + 0.72%)	0.87%	04/25/2023	144,654
591,489	FNMA REMIC Trust, Series 2013-115 AI~	3.00%	04/25/2031	29,248
55,432	FNMA REMIC Trust, Series 2018-24 CA	3.50%	11/25/2040	55,498
419,008	FNMA REMIC Trust, Series 2013-M6 1AC#	3.44%	02/25/2043	479,816
814,341	FNMA REMIC Trust, Series 2020-6 GL	3.00%	04/25/2043	834,229
829,087	FNMA REMIC Trust, Series 2017-44 BA	3.50%	01/25/2044	846,515
954,347	FNMA REMIC Trust, Series 2020-10 Q	3.00%	03/25/2050	1,006,432
500,000	FREMF Mortgage Trust, Series 2020-K737 B#^	3.30%	11/25/2026	545,099
1,150,000	FREMF Mortgage Trust, Series 2016-K723 B#^	3.58%	10/25/2039	1,215,862
750,000	FREMF Mortgage Trust, Series 2019-K735 B#^	4.02%	05/25/2052	833,800
14,937	GNMA, Pool# 781186X	9.00%	06/15/2030	15,148
700,000	GS Mortgage Securities Corp Trust, Series 2017-500K C (1 Month LIBOR USD + 1.00%)^	1.16%	07/15/2032	698,501
700,000	JPMCC, Series 2019-BKWD C (1 Month LIBOR USD + 1.60%)^	1.76%	09/17/2029	683,052
500,000	JPMCC, Series 2019-MFP C (1 Month LIBOR USD + 1.36%)^	1.52%	07/15/2036	492,603
500,000	KNDL Mortgage Trust, Series 2019-KNSQ C (1 Month LIBOR USD + 1.05%)^	1.21%	05/15/2036	500,424
500,000	MRCD Mortgage Trust, Series 2019-PARK C^	2.72%	12/15/2036	507,756
900,000	MSC, Series 2017-CLS A (1 Month LIBOR USD + 0.70%)^	0.86%	11/15/2034	900,472
400,000	MSC, Series 2019-NUGS B (1 Month LIBOR USD + 1.30%)^	2.80%	12/15/2036	405,890
Total Mortgage Backed Securities (Cost $28,793,652)				28,966,310

Asset Backed Securities — 11.5%
510,000	American Homes 4 Rent Trust, Series 2015-SFR2 C^	4.69%	10/18/2052	563,836
750,000	DT Auto Owner Trust, Series 2019-3A D^	2.96%	04/15/2025	775,901
357,441	FHF Trust, Series 2020-1A A^	2.59%	12/15/2023	359,951
746,422	FREED ABS Trust, Series 2019-1 B^	3.87%	06/18/2026	754,108
358,343	FREED ABS Trust, Series 2020-2CP A^	4.52%	06/18/2027	362,344
590,000	GTP Acquisition Partners I LLC, Series 2015-1-2^	3.48%	06/15/2050	634,364
700,000	HPEFS Equipment Trust, Series 2019-1A D^	2.72%	09/20/2029	716,469
500,000	HPEFS Equipment Trust, Series 2020-1A D^	2.26%	02/20/2030	505,546
500,000	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	1.60%	12/19/2036	501,712

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Asset Backed Securities — 11.5% (Continued)
998,535	Invitation Homes Trust, Series 2017-SFR2 D (1 Month LIBOR USD + 1.80%)^	1.95%	12/19/2036	1,004,579
734,000	Invitation Homes Trust, Series 2018-SFR1 C (1 Month LIBOR USD + 1.25%)^	1.40%	03/19/2037	735,378
500,000	Invitation Homes Trust, Series 2018-SFRI D (1 Month LIBOR USD + 1.45%) ^	1.60%	03/19/2037	501,417
700,000	Madison Park Funding XVI, Ltd., Series 2015-16A A2R (3 Month LIBOR USD + 1.90%)^	2.12%	04/20/2026	700,123
500,000	Mariner CLO LLC, Series 2016-3A AR2 (3 Month LIBOR USD + 0.99%)^	1.20%	07/23/2029	498,348
752,656	MVW Owner Trust, Series 2017-1A A^	2.42%	12/20/2034	771,861
703,128	Nationstar HECM Loan Trust, Series 2020-1 A#^	1.27%	09/25/2030	704,891
259,854	NYCTL Trust, Series 2018-A A^	3.22%	11/10/2031	262,017
634,869	NYCTL Trust, Series 2019-A A^	2.19%	11/10/2032	643,598
500,000	OCP CLO Ltd., Series 2015-8R (3 Month LIBOR USD + 1.85%)^	2.07%	04/17/2027	500,034
1,000,000	Oportun Funding VIII LLC, Series 2018-A A^	3.61%	03/08/2024	1,000,000
400,000	Oportun Funding X LLC, Series 2018-C A^	4.10%	10/08/2024	406,555
350,000	Palmer Square Loan Funding 2019-3 Ltd., Series A-2 (3 Month LIBOR USD + 1.60%)^	1.82%	08/20/2027	348,769
1,150,000	PFS Financing Corp., Series 2020-F A^	0.93%	08/15/2024	1,157,919
500,000	Progress Residential Trust, Series 2018-SFR1 C^	3.68%	03/17/2035	502,043
799,028	Progress Residential Trust, Series 2018-SFR1 A^	3.26%	03/19/2035	801,685
998,288	Progress Residential Trust, Series 2018-SFR3 A^	3.88%	10/18/2035	1,022,451
374,630	Progress Residential Trust, Series 2019-SFR1 A^	3.42%	03/19/2036	385,755
600,000	Santander Drive Auto Receivables Trust, Series 2019-3 D	2.68%	10/15/2025	617,252
274,000	SBA Tower Trust, Series 2020-1-2^	2.33%	01/15/2028	277,576
300,000	SBA Tower Trust, Series 2020-1-2^	1.88%	07/15/2050	309,706
850,000	Stack Infrastructure Issuer LLC, Series 2020-1A A2^	1.89%	08/25/2045	861,481
750,000	Tesla Auto Lease Trust 2020-A, Series 2020-A^	0.68%	12/20/2023	754,700
1,125,000	Vantage Data Centers LLC, Series 2020-1A A2^	1.65%	09/15/2045	1,135,974
500,000	Verizon Owner Trust, Series 2019-A C	3.22%	09/20/2023	518,371
Total Asset Backed Securities (Cost $21,393,754)				21,596,714

U.S. Treasury Notes — 25.5%
4,000,000	United States Treasury Note	2.25%	03/31/2021	4,020,117
1,000,000	United States Treasury Note	1.38%	04/30/2021	1,004,095
12,965,000	United States Treasury Note	0.38%	03/31/2022	13,008,301
12,680,000	United States Treasury Note	1.63%	08/15/2022	12,990,313
6,775,000	United States Treasury Note	2.25%	03/31/2026	7,432,122
6,395,000	United States Treasury Note	2.88%	05/15/2028	7,410,456
2,000,000	United States Treasury Note	0.88%	11/15/2030	1,993,594
Total U.S. Treasury Notes (Cost $46,837,346)				47,858,998

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Shares	Security Description	Value $
Affiliated Mutual Funds (Note 3) — 11.7%
2,090,464	Brown Advisory Mortgage Securities Fund — Institutional Shares	22,054,396
Total Affiliated Mutual Funds (Cost $21,527,744)		22,054,396

Short-Term Investments — 2.5%

Money Market Funds — 2.5%
4,622,690	First American Government Obligations Fund — Class Z, 0.03%*	4,622,690
Total Short-Term Investments (Cost $4,622,690)		4,622,690
Total Investments — 98.4% (Cost $179,051,654)		184,701,057
Other Assets in Excess of Liabilities — 1.6%		3,002,694
NET ASSETS — 100.0%		$187,703,751

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
#	Variable rate security. Rate disclosed is as of the date of this report.
~	Interest Only Security
*	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets
Corporate Bonds & Notes	31.8%
U.S. Treasury Notes	25.5%
Mortgage Backed Securities	15.4%
Affiliated Mutual Funds	11.7%
Asset Backed Securities	11.5%
Money Market Funds	2.5%
Other Assets and Liabilities	1.6%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
A Message to Our Shareholders
December 31, 2020

Dear Shareholders:

During the six-month period ended December 31, 2020, the Brown Advisory Total Return Fund – Institutional Shares (the “Fund”) increased 3.87% in value. During the same period, the Bloomberg Barclays US Aggregate Bond Index (the “Index”), the Fund’s benchmark, increased 1.29%.

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined credit process and focused on capital preservation. Duration and sector weightings are set mainly by an analysis of the intermediate-term risk/reward as opposed to any particular macroeconomic forecast.

The onset of the COVID-19 pandemic in the first quarter caused credit spreads of all varieties to widen materially. During this period, we added meaningfully to higher quality corporate credit both in terms of percentage weight and contribution to duration. As credit spreads normalized in the second half of 2020, these corporate positions were the major driver of outperformance. Credit contributed 309 basis points to overall performance versus just 125 basis points for the benchmark. Our corporate positions contributed to performance both through allocation and selection. Corporate bonds were generally the best performing sector during this period, so the overweight was a positive. Second our selections outperformed those in the benchmark (6.4% vs. 4.6%).

Interest rate positioning was a small positive. During this period, the Fund was positioned for the yield curve to steepen, and toward the end of the year we chose to also underweight duration outright. The yield curve indeed steepened slightly and rates rose modestly. These combined to add 15 basis points to relative performance. Our rates positioning is mainly meant to ameliorate volatility should it come, and therefore should only have a small effect for “normal” rate movements.

Other factors were relatively minor. We are meaningfully underweight agency-backed mortgage bonds, and this space struggled through most of 2020. Falling rates touched off a refinancing boom, which is usually problematic for mortgage-backed securities (MBS,) investors. As such, MBS was the worst performing of the major sectors during this period save for Treasury bonds.

Looking forward, after an incredibly volatile 2020, we are all probably hoping for a more staid 2021. Our base case would be that fixed income markets are quite boring next year. However, we believe that we have positioned portfolios to protect against unexpected volatility, be it from a surprisingly weaker or stronger economy.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. In addition, the fund is susceptible to risks from investments in derivatives, U.S. Government securities, and changes in interest rates. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — 48.3%
4,335,000	Agilent Technologies, Inc.	2.10%	06/04/2030	4,494,509
4,625,000	Alexandria Real Estate Equities, Inc.	1.88%	02/01/2033	4,630,034
1,930,000	Allison Transmission, Inc.^	5.88%	06/01/2029	2,135,285
4,205,000	Amphenol Corp.	2.80%	02/15/2030	4,643,853
1,076,000	Aptiv PLC	4.35%	03/15/2029	1,251,292
4,340,000	AvalonBay Communities, Inc.	2.30%	03/01/2030	4,634,420
2,220,000	Beacon Roofing Supply, Inc.^	4.88%	11/01/2025	2,276,754
1,870,000	Booking Holdings, Inc.	4.63%	04/13/2030	2,326,274
3,970,000	BP Capital Markets America, Inc.	3.63%	04/06/2030	4,628,509
3,935,000	Broadcom, Inc.	4.15%	11/15/2030	4,564,989
2,070,000	BWX Technologies, Inc.^	4.13%	06/30/2028	2,161,856
4,315,000	Carrier Global Corp.	2.72%	02/15/2030	4,621,813
200,000	CCM Merger, Inc.^	6.38%	05/01/2026	210,500
2,165,000	CCO Holdings LLC / CCO Holdings Capital Corp.^	4.50%	05/01/2032	2,314,320
2,087,000	Chevron Corp.	2.24%	05/11/2030	2,239,846
4,095,000	Colonial Enterprises, Inc.^	3.25%	05/15/2030	4,637,135
2,030,000	CommonSpirit Health	4.19%	10/01/2049	2,373,294
5,313,000	Conservation Fund	3.47%	12/15/2029	5,757,995
1,930,000	Consolidated Edison Co. of New York, Inc.	3.35%	04/01/2030	2,215,118
4,125,000	Crown Castle International Corp.	3.30%	07/01/2030	4,624,459
3,900,000	CVS Health Corp.	4.30%	03/25/2028	4,643,698
4,155,000	Darden Restaurants, Inc.	3.85%	05/01/2027	4,559,244
3,975,000	Dollar General Corp.	3.88%	04/15/2027	4,606,624
4,570,000	Enterprise Products Operating LLC (Fixed until 08/16/2022, then 3 Month LIBOR USD + 2.99%)	4.88%	08/16/2077	4,421,452
3,890,000	Exelon Corp.	4.05%	04/15/2030	4,610,083
3,050,000	Ferguson Finance PLC^	4.50%	10/24/2028	3,660,126
4,125,000	FMC Corp.	3.20%	10/01/2026	4,599,999
4,210,000	Fortis, Inc.	3.06%	10/04/2026	4,639,771
2,080,000	frontdoor, Inc.^	6.75%	08/15/2026	2,223,000
1,460,000	Graphic Packaging International LLC^	4.75%	07/15/2027	1,622,148
3,175,000	Hasbro, Inc.	3.50%	09/15/2027	3,461,647
3,000,000	Healthcare Trust of America Holdings L.P.	3.75%	07/01/2027	3,405,447
3,910,000	Huntsman International LLC	4.50%	05/01/2029	4,512,722
4,180,000	IDEX Corp.	3.00%	05/01/2030	4,607,378
2,115,000	KeHE Distributors LLC^	8.63%	10/15/2026	2,379,047
3,985,000	Kinross Gold Corp.	4.50%	07/15/2027	4,619,044
2,275,000	LBM Acquisition LLC^	6.25%	01/15/2029	2,353,203
4,015,000	Lear Corp.	4.25%	05/15/2029	4,596,278
4,440,000	LYB International Finance III LLC	2.25%	10/01/2030	4,577,601
1,975,000	Marriott International, Inc.	5.75%	05/01/2025	2,311,487
2,045,000	Marriott International, Inc.	4.65%	12/01/2028	2,374,803
3,899,000	Marvell Technology Group Ltd.	4.88%	06/22/2028	4,611,309
2,265,000	Mercer International, Inc.	5.50%	01/15/2026	2,310,300
2,900,000	MPLX L.P.	4.80%	02/15/2029	3,507,185
2,060,000	NextEra Energy Capital Holdings, Inc. (Fixed until 12/01/2027, then 3 Month LIBOR USD + 2.41%)	4.80%	12/01/2077	2,264,411
1,989,000	NIKE, Inc.	2.85%	03/27/2030	2,255,080
4,062,000	NXP BV^	3.88%	06/18/2026	4,658,258
3,010,000	PVH Corp.	4.63%	07/10/2025	3,394,929
2,180,000	SBA Communications Corp.^	3.88%	02/15/2027	2,292,379
1,830,000	ServiceMaster Co. LLC	7.45%	08/15/2027	2,136,177
4,665,000	Southwest Airlines Co.	2.63%	02/10/2030	4,766,959
3,450,000	SYSCO Corp.	5.95%	04/01/2030	4,540,075
4,440,000	Takeda Pharmaceutical Co., Ltd.	2.05%	03/31/2030	4,550,336
4,060,000	Thermo Fisher Scientific, Inc.	3.20%	08/15/2027	4,570,309
3,732,000	TJX Companies, Inc.	3.88%	04/15/2030	4,483,338

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — 48.3% (Continued)
3,895,000	Trimble, Inc.	4.90%	06/15/2028	4,665,037
4,035,000	Verisk Analytics, Inc.	4.00%	06/15/2025	4,575,324
4,170,000	VF Corp.	2.95%	04/23/2030	4,619,453
2,700,000	VOC Escrow, Ltd.^	5.00%	02/15/2028	2,686,001
3,965,000	Vulcan Materials Co.	3.50%	06/01/2030	4,557,864
4,395,000	Xylem, Inc.	2.25%	01/30/2031	4,634,866
Total Corporate Bonds & Notes (Cost $204,501,439)				221,606,647

Mortgage Backed Securities — 23.7%
1,800,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY C (1 Month LIBOR USD + 1.35%)^	1.51%	09/15/2034	1,746,968
1,250,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2019-RLJ C (1 Month LIBOR USD + 1.60%)^	1.76%	04/15/2036	1,188,257
1,498,628	BX Commercial Mortgage Trust, Series 2020-BXLP (1 Month LIBOR USD + 1.25%)^	1.41%	12/15/2036	1,485,854
940,000	BX Trust, Series 2019-CALM C (1 Month LIBOR USD + 1.30%)^	1.46%	11/15/2032	935,989
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE B (1 Month LIBOR USD + 1.25%)^	1.41%	12/15/2037	501,682
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE C (1 Month LIBOR USD + 1.45%)^	1.61%	12/15/2037	501,761
1,461,669	CGDBB Commercial Mortgage Trust, Series 2017-BIOC B (1 Month LIBOR USD + 0.97%)^	1.13%	07/15/2032	1,462,575
1,423,301	CGDBB Commercial Mortgage Trust, Series 2017-BIOC D (1 Month LIBOR USD + 1.60%)^	1.76%	07/15/2032	1,428,274
1,370,315	CGDBB Commercial Mortgage Trust, Series 2017-BIOC E (1 Month LIBOR USD + 2.15%)^	2.31%	07/15/2032	1,368,820
750,000	CORE Mortgage Trust, Series 2019-CORE C (1 Month LIBOR USD + 1.30%)^	1.46%	12/15/2031	744,163
1,250,000	CSMC, Series 2019-ICE4 C (1 Month LIBOR USD + 1.43%)^	1.59%	05/15/2036	1,251,354
2,950,000	CSMC, Series 2019-ICE4 D (1 Month LIBOR USD + 1.60%)^	1.76%	05/15/2036	2,927,905
4,000,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	3,970,916
1,398,592	FHLMC PC, Pool# G3-1063	3.50%	11/01/2037	1,488,811
1,153,321	FHLMC REMIC, Series 4094 NI~	2.50%	03/15/2027	42,767
1,608,247	FHLMC REMIC, Series 4107 LI~	3.00%	08/15/2027	214,141
2,052,487	FHLMC REMIC, Series 4143 IA~	3.50%	09/15/2042	214,460
183,694	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	184,010
300,000	FHLMC SCRTT, Series 2017-1 M1#^	4.00%	01/25/2056	301,439
3,964,569	FHMS, Series K-021 X1#~	1.40%	06/25/2022	58,581
10,267,779	FHMS, Series K-C02 X1#~	0.37%	03/25/2024	111,384
4,415,417	FHMS, Series K-038 X1#~	1.12%	03/25/2024	133,617
64,429,951	FHMS, Series K-047 X1#~	0.13%	05/25/2025	385,079
12,417,534	FHMS, Series Q-013 XPT1~	1.66%	05/25/2025	384,821
19,150,000	FHMS, Series K-C06 X1#~	0.90%	06/25/2025	643,599
10,382,099	FHMS, Series K-734 X1#~	0.65%	02/25/2026	296,849
6,635,921	FHMS, Series K-735 X1#~	0.96%	05/25/2026	304,085
8,496,589	FHMS, Series K-736 X1#~	1.31%	07/25/2026	513,178
666,888	FHMS, Series K-058 X1#~	0.92%	08/25/2026	30,819
2,999,488	FHMS, Series K-C04 X1#~	1.25%	12/25/2026	162,508
5,993,180	FHMS, Series K-738 X1#~	1.52%	01/25/2027	476,717
6,000,000	FHMS, Series K-738 XAM#~	1.37%	03/25/2027	467,224
8,138,846	FHMS, Series Q-013 XPT2 ~	1.81%	05/25/2027	346,129
1,367,307	FHMS, Series K-W03 X1#~	0.84%	06/25/2027	54,959
7,484,950	FHMS, Series K-C05 X1#~	1.20%	07/25/2027	420,088
6,000,000	FHMS, Series K-739 XAM#~	1.61%	09/25/2027	586,540
16,500,000	FHMS, Series K-740 XAM#~	1.11%	10/25/2027	1,150,543
9,906,262	FHMS, Series K-070 X1#~	0.33%	11/25/2027	213,977
654,777	FHMS, Series Q-006 APT1#	2.67%	04/25/2028	671,299
4,980,725	FHMS, Series K-087 X1#~	0.36%	12/25/2028	138,337
3,993,209	FHMS, Series K-092 X1#~	0.71%	04/25/2029	213,641
5,498,158	FHMS, Series K-G01 X1#~	0.97%	04/25/2029	328,442
3,541,361	FHMS, Series K-094 X1#~	0.88%	06/25/2029	235,400
4,496,862	FHMS, Series K-103 X1#~	0.64%	11/25/2029	229,867
6,999,853	FHMS, Series K-108 XAM#~	1.66%	03/25/2030	956,748

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 23.7% (Continued)
5,030,000	FHMS, Series K-109 XAM#~	1.80%	04/25/2030	764,355
4,800,000	FHMS, Series K-110 XAM#~	1.87%	04/25/2030	741,862
3,410,000	FHMS, Series K-112 XAM#~	1.66%	05/25/2030	476,446
4,750,000	FHMS, Series K-111 XAM#~	1.80%	05/25/2030	710,762
6,238,500	FHMS, Series K-114 XAM#~	1.34%	06/25/2030	721,167
11,000,000	FHMS, Series K-G03 X1#~	1.38%	06/25/2030	1,169,713
12,000,000	FHMS, Series K-113 XAM#~	1.59%	06/25/2030	1,639,786
9,300,000	FHMS, Series K-115 XAM#~	1.55%	07/25/2030	1,227,561
7,250,000	FHMS, Series K-116 XAM#~	1.60%	08/25/2030	1,000,712
15,998,158	FHMS, Series K-SG1 X1#~	1.16%	09/25/2030	1,462,926
4,879,046	FHMS, Series K-118 XAM#~	1.17%	09/25/2030	507,619
4,360,000	FHMS, Series K-G04 A2	1.49%	11/25/2030	4,497,337
478,275	FHMS, Series Q-010 APT1#	2.78%	04/25/2046	480,316
3,362,990	FHMS, Series Q-007 APT2#	3.30%	10/25/2047	3,613,314
2,406,907	FHMS, Series K-118 X3#~	2.69%	10/25/2048	507,445
1,432,792	FHMS, Series Q-013 APT1#	1.16%	05/25/2050	1,451,502
909,316	FNMA, Pool# MA2897	3.00%	02/01/2037	957,960
261,521	FNMA, Pool# 467095	5.90%	01/01/2041	300,759
172,902	FNMA, Pool# 469130	4.87%	10/01/2041	205,540
249,932	FNMA, Pool# BH7686	4.50%	12/01/2047	273,842
151,225	FNMA, Pool# BK5105	5.50%	05/01/2048	172,985
136,153	FNMA, Pool# BK8032	5.50%	06/01/2048	154,199
133,701	FNMA, Pool# BN0202	5.50%	09/01/2048	153,015
146,887	FNMA, Pool# BN4936	5.50%	12/01/2048	165,833
151,077	FNMA, Pool# BN4921	5.50%	01/01/2049	170,178
7,500,000	FNMA, 2.0%, TBA January	2.00%	01/15/2036	7,841,602
3,000,000	FNMA, 1.5%, TBA January	1.50%	01/15/2051	3,031,289
12,000,000	FNMA, 2.0%, TBA January	2.00%	01/15/2051	12,466,406
20,992,929	FNMA REMIC Trust, Series 2019-M23 X3#~	0.28%	10/27/2031	579,279
412,049	FNMA REMIC Trust, Series 2012-65 HJ	5.00%	07/25/2040	465,268
1,908,693	FNMA REMIC Trust, Series 2020-10 Q	3.00%	03/25/2050	2,012,865
1,750,000	FREMF Mortgage Trust, Series 2016-K723 B#^	3.58%	10/25/2039	1,850,224
1,785,000	FREMF Mortgage Trust, Series 2017-K64 B#^	3.98%	05/25/2050	2,001,358
1,500,000	FREMF Mortgage Trust, Series 2019-K89 B#^	4.29%	01/25/2051	1,737,609
1,500,000	FREMF Mortgage Trust, Series 2019-K734 B#^	4.05%	02/25/2051	1,672,932
2,000,000	FREMF Mortgage Trust, Series 2019-K735 B#^	4.02%	05/25/2052	2,223,467
750,000	FREMF Mortgage Trust, Series 2019-K736 B#^	3.76%	09/25/2052	825,773
418,666	GNMA, Pool# 723334X	5.00%	09/15/2039	482,772
7,500,000	GNMA, 2.0%, TBA January	2.00%	01/15/2051	7,843,652
3,590,643	GNMA REMIC Trust, Series 2017-167 SE (1 Month LIBOR USD + 6.20%)~	6.05%	11/20/2047	733,027
777,873	GNMA REMIC Trust, Series 2014-45 B1#~	0.67%	07/16/2054	20,437
580,546	GNMA REMIC Trust, Series 2014-135 I0#~	0.64%	01/16/2056	17,911
561,523	GNMA REMIC Trust, Series 2015-172 I0#~	0.74%	03/16/2057	21,209
917,864	GNMA REMIC Trust, Series 2016-40 I0#~	0.67%	07/16/2057	35,661
732,203	GNMA REMIC Trust, Series 2016-56 I0#~	0.87%	11/16/2057	37,455
929,935	GNMA REMIC Trust, Series 2016-98 I0#~	0.89%	05/16/2058	51,767
1,000,000	JPMCC, Series 2019-BKWD C (1 Month LIBOR USD + 1.60%)^	1.76%	09/17/2029	975,789
1,500,000	JPMCC, Series 2019-MFP C (1 Month LIBOR USD + 1.36%)^	1.52%	07/15/2036	1,477,809
1,301,678	KKR Industrial Portfolio Trust, Series 2020-AIP D (1 Month LIBOR USD + 2.03%)^	2.19%	03/16/2037	1,298,399
1,500,000	MRCD Mortgage Trust, Series 2019-PARK C^	2.72%	12/15/2036	1,523,267
600,000	MSC, Series 2019-NUGS B (1 Month LIBOR USD + 1.30%)^	2.80%	12/15/2036	608,835
1,000,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC C^	3.40%	12/16/2038	1,012,902
1,000,000	Velocity Commercial Capital Loan Trust, Series 2017-1 M1#^	3.55%	05/25/2047	1,013,104
Total Mortgage Backed Securities (Cost $105,366,648)				108,863,779

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Asset Backed Securities — 15.7%
540,000	American Homes 4 Rent Trust, Series 2014-SFR2 D^	5.15%	10/17/2036	591,353
2,000,000	American Homes 4 Rent Trust, Series 2014-SFR3 B^	4.20%	12/18/2036	2,153,130
520,000	American Homes 4 Rent Trust, Series 2015-SFR1 D^	4.41%	04/18/2052	559,197
1,000,000	AmeriCredit Automobile Receivables Trust, Series 2020-2 C	1.48%	02/18/2026	1,014,685
423,988	California Street CLO XII, Ltd., Series 2013-12A AR (3 Month LIBOR USD + 1.03%)^	1.27%	10/15/2025	424,006
500,000	CNH Equipment Trust, Series 2020-A A4	1.51%	04/15/2027	515,824
1,000,000	Dell Equipment Finance Trust, Series 2018-1 C^	3.53%	06/22/2023	1,010,752
1,263,745	Dext LLC, Series 2020-1 A^	1.46%	02/16/2027	1,268,315
1,000,000	Drive Auto Receivables Trust, Series 2019-3 D	3.18%	10/15/2026	1,042,221
1,320,000	Drive Auto Receivables Trust, Series 2020-1	2.70%	05/15/2027	1,369,894
1,250,000	DT Auto Owner Trust, Series 2019-3A D^	2.96%	04/15/2025	1,293,168
1,500,000	Exeter Automobile Receivables Trust, Series 2019-3A D^	3.11%	08/15/2025	1,551,234
3,574,410	FHF Trust, Series 2020-1A A^	2.59%	12/15/2023	3,599,508
1,866,054	FREED ABS Trust, Series 2019-1 B^	3.87%	06/18/2026	1,885,269
767,878	FREED ABS Trust, Series 2020-2CP A^	4.52%	06/18/2027	776,452
2,000,000	GoldenTree Loan Opportunities XI, Ltd., Series 2015-11A AR2 (3 Month LIBOR USD + 1.07%)^	1.29%	01/21/2031	1,995,940
500,000	GreatAmerica Leasing Receivables Funding LLC, Series 2019-1 B^	3.37%	02/18/2025	527,465
500,000	GreatAmerica Leasing Receivables Funding LLC, Series 2019-1 C^	3.54%	02/17/2026	528,436
500,000	HPEFS Equipment Trust, Series 2019-1A D^	2.72%	09/20/2029	511,764
750,000	HPEFS Equipment Trust, Series 2020-1A C^	2.03%	02/20/2030	762,761
1,000,000	HPEFS Equipment Trust, Series 2020-1A D^	2.26%	02/20/2030	1,011,092
1,380,000	Invitation Homes Trust, Series 2017-SFR2 B (1 Month LIBOR USD + 1.15%)^	1.30%	12/19/2036	1,381,105
1,200,000	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	1.60%	12/19/2036	1,204,109
1,997,070	Invitation Homes Trust, Series 2017-SFR2 D (1 Month LIBOR USD + 1.80%)^	1.95%	12/19/2036	2,009,158
800,000	Invitation Homes Trust, Series 2018-SFR1 B (1 Month LIBOR USD + 0.95%)^	1.10%	03/19/2037	795,462
2,200,000	Invitation Homes Trust, Series 2018-SFR1 C (1 Month LIBOR USD + 1.25%)^	1.40%	03/19/2037	2,204,130
2,995,881	Invitation Homes Trust, Series 2018-SFR2 A (1 Month LIBOR USD + 0.90%)^	1.06%	06/18/2037	3,010,583
1,000,000	Invitation Homes Trust, Series 2018-SFR2 B (1 Month LIBOR USD + 1.08%)^	1.24%	06/18/2037	999,735
2,100,000	Madison Park Funding XVI, Ltd., Series 2015-16A A2R (3 Month LIBOR USD + 1.90%)^	2.12%	04/20/2026	2,100,368
1,500,000	Mariner CLO LLC, Series 2016-3A AR2 (3 Month LIBOR USD + 0.99%)^	1.20%	07/23/2029	1,495,046
2,107,436	MVW Owner Trust, Series 2017-1A A^	2.42%	12/20/2034	2,161,212
2,109,383	Nationstar HECM Loan Trust, Series 2020-1 A#^	1.27%	09/25/2030	2,114,674
669,839	Newtek Small Business Loan Trust, Series 2018-1 A (1 Month LIBOR USD + 1.70%)^	1.85%	02/25/2044	652,628
2,000,000	Octagon Investment Partners 36, Ltd., Series 2018-1A A1 (3 Month LIBOR USD + 0.97%)^	1.21%	04/15/2031	1,987,140
1,000,000	Oportun Funding VIII LLC, Series 2018-A A^	3.61%	03/08/2024	1,000,000
2,600,000	Oportun Funding X LLC, Series 2018-C A^	4.10%	10/08/2024	2,642,610
2,000,000	PFS Financing Corp., Series 2020-F A^	0.93%	08/15/2024	2,013,772
1,000,000	Prestige Auto Receivables Trust, Series 2019-1A D^	3.01%	08/15/2025	1,034,908
1,500,000	Progress Residential Trust, Series 2018-SFR1 C^	3.68%	03/17/2035	1,506,129
1,140,612	Progress Residential Trust, Series 2018-SFR1 A^	3.26%	03/19/2035	1,144,406
2,495,720	Progress Residential Trust, Series 2018-SFR3 A^	3.88%	10/18/2035	2,556,128
790,000	Santander Drive Auto Receivables Trust, Series 2019-3 D	2.68%	10/15/2025	812,715
364,000	SBA Tower Trust, Series 2020-1-2^	2.33%	01/15/2028	368,750
2,700,000	Stack Infrastructure Issuer LLC, Series 2020-1A A2^	1.89%	08/25/2045	2,736,470
1,890,262	Theorem Funding Trust, Series 2020-1A A^	2.48%	10/15/2026	1,905,557
1,250,000	Treman Park CLO, Ltd., Series 2015-1A ARR (3 Month LIBOR USD + 1.07%)^	1.29%	10/20/2028	1,250,040
3,000,000	Vantage Data Centers LLC, Series 2020-1A A2^	1.65%	09/15/2045	3,029,264
898,925	Westgate Resorts LLC, Series 2018-1A C^	4.10%	12/20/2031	890,648
1,872,981	Westlake Automobile Receivables Trust, Series 2020-2A A2A^	0.93%	02/15/2024	1,879,685
1,000,000	Westlake Automobile Receivables Trust, Series 2020-2A C^	2.01%	07/15/2025	1,021,166
Total Asset Backed Securities (Cost $71,667,084)				72,300,064

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

U.S. Treasury Notes — 14.9%
31,910,000	United States Treasury Note	0.38%	03/31/2022	32,016,574
17,735,000	United States Treasury Note	1.88%	08/31/2022	18,250,424
17,210,000	United States Treasury Note	2.75%	04/30/2023	18,254,028
Total U.S. Treasury Notes (Cost $68,438,012)				68,521,026

Municipal Bonds — 0.9%
230,000	American Municipal Power, Inc.	6.05%	02/15/2043	338,003
1,200,000	Health Care Authority for Baptist Health	5.50%	11/15/2043	1,617,108
2,000,000	Oregon Health & Science University	3.00%	07/01/2032	2,169,500
Total Municipal Bonds (Cost $3,527,617)				4,124,611

Preferred Stocks — 0.3%
49,152	AGNC Investment Corp., Series C, 7.00%
	(Fixed until 10/15/2022, then 3 Month LIBOR + 5.11%)			1,252,884
10,000	Annaly Capital Management, Inc., Series G, 6.50%
	(Fixed until 03/31/2023, then 3 Month LIBOR + 4.17%)			246,300
Total Preferred Stocks (Cost $1,465,173)				1,499,184

Short-Term Investments — 1.9%

Money Market Funds — 1.5%
6,710,928	First American Government Obligations Fund — Class Z, 0.03%*			6,710,928

U.S. Treasury Bills — 0.4%
1,800,000	United States Treasury Bill, 0.10%†			1,799,983
Total Short-Term Investments (Cost $8,510,865)				8,510,911
Total Investments — 105.7% (Cost $463,476,838)				485,426,222
Liabilities in Excess of Other Assets — (5.7)%				(26,191,201)
NET ASSETS — 100.0%				$459,235,021

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest Only Security
*	Annualized seven-day yield as of the date of this report.
†	This security is pledged as collateral in connection with open futures contracts. Rate disclosed is yield to maturity as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets
Corporate Bonds & Notes	48.3%
Mortgage Backed Securities	23.7%
Asset Backed Securities	15.7%
U.S. Treasury Notes	14.9%
Money Market Funds	1.5%
Municipal Bonds	0.9%
U.S. Treasury Bills	0.4%
Preferred Stocks	0.3%
Other Assets and Liabilities	(5.7)%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures	182	03/31/2021	$22,917,490	$22,961,859	$44,369
U.S. Treasury 2-Year Note Futures	31	03/31/2021	6,843,151	6,850,274	7,123
U.S. Treasury Long Bond Futures	102	03/22/2021	17,809,851	17,665,125	(144,726)
U.S. Treasury 10-Year Ultra Note Futures	161	03/22/2021	34,756,666	34,383,563	(373,103)
			$82,327,158	$81,860,821	$(466,337)

Futures Contracts — Short (Note 6)

			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 10-Year Note Futures	(207)	03/22/2021	$(28,557,039)	$(28,582,172)	$(25,133)
U.S. Treasury Ultra Bond Futures	(186)	03/22/2021	(29,196,753)	(29,082,844)	113,909
			$(57,753,792)	$(57,665,016)	$88,776

There is no variation margin due to or from the Fund as of the date of this report.

Schedule of Securities Sold Short
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (1.1)%
5,000,000	FNMA, 3.0%, Due TBA January	3.00%	01/15/2051	(5,239,062)
Total Mortgage Backed Securities (Proceeds $5,229,297)				$(5,239,062)

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
A Message to Our Shareholders
December 31, 2020

Dear Shareholders:

During the six-month period ended December 31, 2020, the Brown Advisory Sustainable Bond Fund – Investor Shares (the “Fund”) increased 2.97% in value. During the same period, the Bloomberg Barclays US Aggregate Bond Index (the “Index”), the Fund’s benchmark, increased 1.29%.

The Fund aims to generate performance primarily through individual security selection that augments fundamental credit analysis with integrated ESG research. The Fund seeks to identify and invest in issuers whose ESG characteristics strengthen their credit profiles, as well as issuers whose use of proceeds create positive environmental and social impacts. Duration and sector weightings are set mainly by an analysis of the intermediate-term risk/reward, as opposed to any particular macroeconomic forecast.

The onset of the COVID-19 pandemic in the first quarter caused credit spreads of all varieties to widen materially. During this period, we added meaningfully to higher quality corporate credit both in terms of percentage weight and contribution to duration. As credit spreads normalized in the second half of 2020, these corporate positions were the major driver of outperformance. Our corporate positions contributed to performance both through allocation and selection. Corporate bonds were generally the best performing sector during this period, so the overweight was a positive. Secondly, our selections outperformed those in the Index.

Interest rate positioning was a small positive. During this period the Fund was positioned for the yield curve to steepen, and toward the end of the year we chose to also underweight duration outright. The yield curve indeed steepened slightly and rates rose modestly. These combined to add 15 basis points to relative performance. Our rates’ positioning is mainly meant to ameliorate volatility should it come, and therefore, should only have a small effect for “normal” rate movements.

Other factors were relatively minor. We are meaningfully underweight agency-backed mortgage bonds, and this space struggled through most of 2020. Falling rates touched off a refinancing boom, which is usually problematic for mortgage-backed securities (MBS) investors. As such, MBS was the worst performing of the major sectors during this period, save for Treasury bonds.

Looking forward, after an incredibly volatile 2020, we are all probably hoping for a more staid 2021. Our base case would be that fixed income markets are quite boring next year. However, we believe that we have positioned portfolios to protect against unexpected volatility, be it from a surprisingly weaker or stronger economy.

The global labeled bond market surpassed two trillion in total issuance, driven by green bonds that surpassed one trillion and increased 13% this year. While green bonds still make up the lion share of the broader labeled bond market, we saw exponential growth in other label types, specifically social bonds and sustainability-linked loans. This growth is impressive, given companies and other issuers tend to focus on short-term liquidity and easing up the balance sheet during peak volatility. We saw issuers double down on their commitment to sustainability and understand the importance of balancing profit with the well-being of employees, customers and other key stakeholders. The growth outlook for the labeled bond market in 2021 and beyond is promising. We not only expect to see record growth, but also enhanced regulation which will lead to increased transparency.

We are in the process of completing our third annual Impact Report on the Fund and we look forward to hearing feedback and continuing to enhance our reporting efforts.

Sincerely,

Amy Hauter, CFA
Portfolio Manager

Thomas D.D. Graff, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
A Message to Our Shareholders
December 31, 2020

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. In addition, the fund is susceptible to risks from investments in derivatives, U.S. Government securities, and changes in interest rates. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — 43.3%
1,820,000	Agilent Technologies, Inc.	2.10%	06/04/2030	1,886,968
2,830,000	Alexandria Real Estate Equities, Inc.	1.88%	02/01/2033	2,833,081
810,000	Allison Transmission, Inc.^	5.88%	06/01/2029	896,156
2,565,000	American Tower Corp.	3.13%	01/15/2027	2,833,457
1,705,000	Amphenol Corp.	2.80%	02/15/2030	1,882,941
1,731,000	Analog Devices, Inc.	2.95%	04/01/2025	1,891,152
1,850,000	Apple, Inc.	1.13%	05/11/2025	1,904,062
429,000	Aptiv PLC	4.35%	03/15/2029	498,889
850,000	AvalonBay Communities, Inc.	3.45%	06/01/2025	947,087
835,000	Ball Corp.	4.88%	03/15/2026	944,527
1,870,000	Bank of America Corp. (Fixed until 09/25/2024, then SOFR + 0.91%)	0.98%	09/25/2025	1,891,725
1,840,000	Citigroup, Inc. (Fixed until 05/15/2023, then SOFR + 1.67%)	1.68%	05/15/2024	1,896,505
1,840,000	Clorox Co.	1.80%	05/15/2030	1,902,862
2,399,000	Conservation Fund	3.47%	12/15/2029	2,599,930
815,000	Consolidated Edison Co. of New York, Inc.	3.35%	04/01/2030	935,400
1,700,000	Crown Castle International Corp.	3.30%	07/01/2030	1,905,837
2,410,000	CVS Health Corp.	4.30%	03/25/2028	2,869,567
1,920,000	Ecolab, Inc.	1.30%	01/30/2031	1,904,438
765,000	Ford Foundation	2.42%	06/01/2050	783,596
1,710,000	Fortis, Inc.	3.06%	10/04/2026	1,884,563
685,000	Graphic Packaging International LLC^	4.75%	07/15/2027	761,076
2,645,000	Hasbro, Inc.	3.50%	09/15/2027	2,883,797
1,635,000	Huntsman International LLC	4.50%	05/01/2029	1,887,033
1,690,000	IDEX Corp.	3.00%	05/01/2030	1,862,792
1,630,000	JB Hunt Transport Services, Inc.	3.88%	03/01/2026	1,874,303
885,000	KeHE Distributors LLC^	8.63%	10/15/2026	995,488
815,000	Kimberly-Clark Corp.	3.10%	03/26/2030	939,283
1,400,000	Land O’Lakes, Inc.^	7.25%	07/14/2027	1,374,513
950,000	LBM Acquisition LLC^	6.25%	01/15/2029	982,656
835,000	Marriott International, Inc.	5.75%	05/01/2025	977,262
865,000	Marriott International, Inc.	4.65%	12/01/2028	1,004,501
2,355,000	Marvell Technology Group Ltd.	4.88%	06/22/2028	2,785,235
1,720,000	NextEra Energy Capital Holdings, Inc.
	(Fixed until 12/01/2027, then 3 Month LIBOR USD + 2.41%)	4.80%	12/01/2077	1,890,673
836,000	NIKE, Inc.	2.85%	03/27/2030	947,837
2,480,000	Northwell Healthcare, Inc.	4.26%	11/01/2047	2,985,341
1,665,000	NXP BV^	3.88%	06/18/2026	1,909,404
1,685,000	Oracle Corp.	2.95%	04/01/2030	1,885,563
1,270,000	PVH Corp.	4.63%	07/10/2025	1,432,412
915,000	SBA Communications Corp.^	3.88%	02/15/2027	962,168
1,960,000	Southwest Airlines Co.	2.63%	02/10/2030	2,002,838
1,915,000	Takeda Pharmaceutical Co., Ltd.	2.05%	03/31/2030	1,962,588
1,670,000	Thermo Fisher Scientific, Inc.	3.20%	08/15/2027	1,879,906
1,570,000	TJX Companies, Inc.	3.88%	04/15/2030	1,886,077
730,000	T-Mobile USA, Inc.^	3.88%	04/15/2030	846,399
1,595,000	Trimble, Inc.	4.90%	06/15/2028	1,910,330
900,000	Trustees of the University of Pennsylvania	4.01%	08/15/2047	988,185
2,485,000	Verisk Analytics, Inc.	4.00%	06/15/2025	2,817,765
2,395,000	Verizon Communications, Inc.	3.88%	02/08/2029	2,823,032
1,720,000	VF Corp.	2.95%	04/23/2030	1,905,385
1,780,000	Xylem, Inc.	2.25%	01/30/2031	1,877,147
Total Corporate Bonds & Notes (Cost $80,256,245)				86,333,732

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 18.8%
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE B (1 Month LIBOR USD + 1.25%)^	1.41%	12/15/2037	501,682
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE C (1 Month LIBOR USD + 1.45%)^	1.61%	12/15/2037	501,761
913,543	CGDBB Commercial Mortgage Trust, Series 2017-BIOC B (1 Month LIBOR USD + 0.97%)^	1.13%	07/15/2032	914,109
1,370,315	CGDBB Commercial Mortgage Trust, Series 2017-BIOC D (1 Month LIBOR USD + 1.60%)^	1.76%	07/15/2032	1,375,103
456,772	CGDBB Commercial Mortgage Trust, Series 2017-BIOC E (1 Month LIBOR USD + 2.15%)^	2.31%	07/15/2032	456,273
750,000	CORE Mortgage Trust, Series 2019-CORE C (1 Month LIBOR USD + 1.30%)^	1.46%	12/15/2031	744,163
500,000	CSMC, Series 2019-ICE4 C (1 Month LIBOR USD + 1.43%)^	1.59%	05/15/2036	500,542
1,350,000	CSMC, Series 2019-ICE4 D (1 Month LIBOR USD + 1.60%)^	1.76%	05/15/2036	1,339,889
494,319	FHLMC STACR, Series 2014-HQ2 M3 (1 Month LIBOR USD + 3.75%)	3.90%	09/25/2024	509,333
478,180	FHLMC STACR, Series 2015-HQ2 (1 Month LIBOR USD + 3.25%)	3.40%	05/27/2025	488,580
170,799	FHMS, Series K-W01 A1	2.59%	05/25/2025	179,992
600,000	FHMS, Series K-G01 A7	2.88%	04/25/2026	659,424
585,989	FHMS, Series K-W03 X1#~	0.84%	06/25/2027	23,554
300,000	FHMS, Series K-W03 A2	3.02%	06/25/2027	336,560
1,391,400	FHMS, Series Q-006 APT1#	2.67%	04/25/2028	1,426,510
634,980	FHMS, Series K-W04 A (1 Month LIBOR USD + 0.24%)	0.39%	09/25/2028	630,024
5,498,158	FHMS, Series K-G01 X1#~	0.97%	04/25/2029	328,442
6,250,000	FHMS, Series K-G02 X1#~	1.02%	08/25/2029	456,624
800,000	FHMS, Series K-G03 A2#	1.30%	06/25/2030	803,733
5,900,000	FHMS, Series K-G03 X1#~	1.38%	06/25/2030	627,391
7,499,136	FHMS, Series K-SG1 X1#~	1.16%	09/25/2030	685,747
1,850,000	FHMS, Series K-G04 A2	1.49%	11/25/2030	1,908,273
478,275	FHMS, Series Q-010 APT1#	2.78%	04/25/2046	480,316
776,625	FHMS, Series Q-007 APT1#	2.98%	10/25/2047	798,528
955,195	FHMS, Series Q-013 APT1#	1.16%	05/25/2050	967,668
151,225	FNMA, Pool# BK5105	5.50%	05/01/2048	172,985
136,153	FNMA, Pool# BK8032	5.50%	06/01/2048	154,199
133,701	FNMA, Pool# BN0202	5.50%	09/01/2048	153,015
146,887	FNMA, Pool# BN4936	5.50%	12/01/2048	165,833
151,077	FNMA, Pool# BN4921	5.50%	01/01/2049	170,178
300,000	FNMA REMIC Trust, Series 2017-M10 AV2#	2.56%	07/25/2024	319,787
80,000	FNMA REMIC Trust, Series 2017-M2 A#	2.80%	02/25/2027	89,161
831,000	FNMA REMIC Trust, Series 2017-M13 A2#	2.94%	09/25/2027	942,921
930,000	FNMA REMIC Trust, Series 2019-M1 A2#	3.55%	09/25/2028	1,100,329
1,000,000	FREMF Mortgage Trust, Series 2020-K737 B#^	3.30%	11/25/2026	1,090,197
1,000,000	FREMF Mortgage Trust, Series 2019-K89 B#^	4.29%	01/25/2051	1,158,406
1,000,000	FREMF Mortgage Trust, Series 2019-K734 B#^	4.05%	02/25/2051	1,115,288
1,250,000	FREMF Mortgage Trust, Series 2019-K735 B#^	4.02%	05/25/2052	1,389,667
986,909	GNMA, Pool# 781950X	4.50%	07/15/2035	1,097,297
1,752,133	GNMA, Pool# AV8310C	3.50%	08/20/2046	1,951,049
1,985,079	GNMA REMIC Trust, Series 2020-167	1.00%	02/20/2049	1,997,497
399,457	IMT Trust, Series 2017-APTS BFL (1 Month LIBOR USD + 0.95%)^	1.11%	06/15/2034	398,541
1,008,583	IMT Trust, Series 2017-APTS CFL (1 Month LIBOR USD + 1.10%)^	1.26%	06/15/2034	1,007,039
1,000,000	JPMCC, Series 2019-MFP C (1 Month LIBOR USD + 1.36%)^	1.52%	07/15/2036	985,206
1,345,000	KNDL Mortgage Trust, Series 2019-KNSQ C (1 Month LIBOR USD + 1.05%)^	1.21%	05/15/2036	1,346,140
700,000	MRCD Mortgage Trust, Series 2019-PARK C^	2.72%	12/15/2036	710,858
200,000	MSC, Series 2017-CLS A (1 Month LIBOR USD + 0.70%)^	0.86%	11/15/2034	200,105
1,110,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	1.56%	11/15/2034	1,108,006
1,000,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC C^	3.40%	12/16/2038	1,012,902
Total Mortgage Backed Securities (Cost $36,344,372)				37,480,827

Asset Backed Securities — 9.0%
500,000	CNH Equipment Trust, Series 2020-A A4	1.51%	04/15/2027	515,825
608,470	Dext LLC, Series 2020-1LLC A^	1.46%	02/16/2027	610,670
893,602	FHF Trust, Series 2020-1A A^	2.59%	12/15/2023	899,877
1,119,633	FREED ABS Trust, Series 2019-1 B^	3.87%	06/18/2026	1,131,160

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Asset Backed Securities — 9.0% (Continued)
947,049	FREED ABS Trust, Series 2020-2CP A^	4.52%	06/18/2027	957,625
500,000	GreatAmerica Leasing Receivables Funding LLC, Series 2019-1 B^	3.37%	02/18/2025	527,465
500,000	GreatAmerica Leasing Receivables Funding LLC, Series 2019-1 C^	3.54%	02/17/2026	528,436
1,000,000	HPEFS Equipment Trust, Series 2019-1A D^	2.72%	09/20/2029	1,023,527
1,000,000	HPEFS Equipment Trust, Series 2020-1A D^	2.26%	02/20/2030	1,011,092
669,839	Newtek Small Business Loan Trust, Series 2018-1 A (1 Month LIBOR USD + 1.70%)^	1.85%	02/25/2044	652,628
259,854	NYCTL Trust, Series 2018-A A^	3.22%	11/10/2031	262,018
597,055	NYCTL Trust, Series 2019-A A^	2.19%	11/10/2032	605,264
500,000	Oportun Funding IX LLC, Series 2018-B A^	3.91%	07/08/2024	503,884
1,000,000	Oportun Funding VIII LLC, Series 2018-A A^	3.61%	03/08/2024	1,000,000
1,000,000	Oportun Funding X LLC, Series 2018-C A^	4.10%	10/08/2024	1,016,389
327,000	Oportun Funding XIII LLC, Series 2019-A A^	3.08%	08/08/2025	331,646
650,000	PFS Financing Corp., Series 2020-F A^	0.93%	08/15/2024	654,476
362,000	SBA Tower Trust, Series 2020-1-2^	2.33%	01/15/2028	366,724
850,000	Stack Infrastructure Issuer LLC, Series 2020-1A A2^	1.89%	08/25/2045	861,481
750,000	Tesla Auto Lease Trust, Series 2020-A A3^	0.68%	12/20/2023	754,700
750,000	Tesla Auto Lease Trust, Series 2020-A C^	1.68%	02/20/2024	761,204
1,125,000	Vantage Data Centers LLC, Series 2020-1A A2^	1.65%	09/15/2045	1,135,973
750,000	Verizon Owner Trust, Series 2019-A C	3.22%	09/20/2023	777,557
1,000,000	Verizon Owner Trust, Series 2019-B C#	2.60%	12/20/2023	1,032,875
Total Asset Backed Securities (Cost $17,668,136)				17,922,496

Municipal Bonds — 7.1%
2,650,000	California Health Facilities Financing Authority	3.03%	06/01/2034	2,830,783
1,000,000	Colorado Health Facilities Authority	3.36%	12/01/2030	1,036,970
100,000	Honolulu, City & County Hawaii	3.00%	09/01/2027	113,323
30,000	Los Angeles California Community College District	6.60%	08/01/2042	49,650
430,000	Los Angeles California Wastewater System Revenue	3.49%	06/01/2029	485,272
20,000	Maryland Community Development Administration	3.24%	09/01/2048	20,640
3,300,000	Metropolitan Pier & Exposition Authority	3.96%	12/15/2026	3,311,615
675,000	Miami-Dade County Florida Educational Facilities Authority	4.47%	04/01/2051	732,159
1,000,000	New York City Housing Development Corp.	2.71%	08/01/2031	1,039,300
2,470,000	Oregon Health & Science University	3.00%	07/01/2032	2,679,333
250,000	Pennsylvania Economic Development	3.20%	11/15/2027	270,005
60,000	San Francisco, City & County of California Public Utilities Commission Water Revenue	3.55%	11/01/2031	67,807
355,000	University of California	2.99%	05/15/2026	392,509
850,000	University of Massachusetts Building Authority	5.45%	11/01/2040	1,170,510
25,000	University of North Texas System	3.69%	04/15/2030	28,083
Total Municipal Bonds (Cost $13,396,382)				14,227,959

Foreign Government Bonds — 8.7%
1,000,000	Industrial Bank of Korea (3 Month LIBOR USD + 0.60%)^	0.81%	08/02/2021	1,002,690
5,600,000	International Bank for Reconstruction & Development	0.63%	04/22/2025	5,656,494
3,920,000	International Finance Corp.	2.00%	10/24/2022	4,047,410
2,425,000	Korea Development Bank (3 Month LIBOR USD + 0.73%)	0.96%	07/06/2022	2,442,120
4,000,000	Kreditanstalt fuer Wiederaufbau	2.00%	09/29/2022	4,127,535
Total Foreign Government Bonds (Cost $17,227,672)				17,276,249

U.S. Treasury Notes — 10.7%
11,500,000	United States Treasury Note	1.88%	08/31/2022	11,834,219
8,890,000	United States Treasury Note	2.75%	04/30/2023	9,429,304
Total U.S. Treasury Notes (Cost $21,246,438)				21,263,523

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Shares/
Par Value	Security Description	Value $

Short-Term Investments — 4.6%

Money Market Funds — 4.5%
8,989,554	First American Government Obligations Fund — Class Z, 0.03%*	8,989,554

U.S. Treasury Bills — 0.1%
250,000	United States Treasury Bill, 0.10%†	249,998
Total Short-Term Investments (Cost $9,239,545)		9,239,552
Total Investments — 102.2% (Cost $195,378,790)		203,744,338
Liabilities in Excess of Other Assets — (2.2)%		(4,290,834)
NET ASSETS — 100.0%		$199,453,504

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest Only Security
*	Annualized seven-day yield as of the date of this report.
†	This security is pledged as collateral in connection with open futures contracts. Rate disclosed is yield to maturity as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets
Corporate Bonds & Notes	43.3%
Mortgage Backed Securities	18.8%
U.S. Treasury Notes	10.7%
Asset Backed Securities	9.0%
Foreign Government Bonds	8.7%
Municipal Bonds	7.1%
Money Market Funds	4.5%
U.S. Treasury Bills	0.1%
Other Assets and Liabilities	(2.2)%
100.0%
Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures	70	03/31/2021	$8,811,577	$8,831,484	$19,907
U.S. Treasury 2-Year Note Futures	103	03/31/2021	22,736,920	22,760,586	23,666
U.S. Treasury Long Bond Futures	51	03/22/2021	8,904,925	8,832,562	(72,363)
U.S. Treasury Ultra Bond Futures	48	03/22/2021	10,360,734	10,251,000	(109,734)
			$50,814,156	$50,675,632	$(138,524)

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 10-Year Note Futures	(96)	03/22/2021	$(13,243,851)	$(13,255,500)	$(11,649)
U.S. Treasury 10-Year Ultra Note Futures	(93)	03/22/2021	(14,598,377)	(14,541,422)	56,955
			$(27,842,228)	$(27,796,922)	$45,306

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
December 31, 2020

Dear Shareholders:

During the six-month period ended December 31, 2020, the Brown Advisory Maryland Bond Fund – Investor Shares (the “Fund”) increased 3.03% in value. During the same period, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s benchmark, increased 2.06%.

Broad municipal market sentiment continued to improve from a crisis nadir induced by the pandemic during the second half of the year, and the municipal market showed surprising resilience on a variety of fronts. From a market technical perspective, indicators have rebounded dramatically from the historically extreme levels seen at the onset of the pandemic towards a range consistent with a more normal environment. In terms of supply/demand dynamics, despite a record level of primary supply for the 2020 calendar year ($470 billion) the nuances involved allowed the market to absorb the supply easily. This primary supply record was largely driven by the surge in taxable municipal issuance of $180 billion (up 125% year-over-year), as municipal issuers took advantage of a meaningful drop in interest rates to refinance outstanding debt at material interest cost savings (combined with limited ability to refund in the tax-exempt market due to 2017 tax legislation). Demand for municipal bonds also proved resilient as mutual fund industry flows finished the year up $44 billion on a net basis. This net flow amount is particularly notable given the unprecedented outflows that the industry experienced in March and early April (-$50 billion in four weeks, a pace well in excess of any historical period).

Finally, and most importantly, on the credit front, broad municipal credit quality also showed surprising resilience, especially when contrasted against some of the dire projections in the height of the pandemic uncertainty. The resilience of municipal credit during this time is attributable to a number of factors. Many state and local governments and revenue-backed municipal issuers had built up meaningful liquidity reserves during the decade-long economic expansion following the Great Financial Crisis. These efforts helped offset revenue declines. Also, federal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) aided in controlling increased unexpected expenses. This is not to say the entirety of the municipal bond market has avoided challenges. Payment defaults have modestly increased in 2020 compared to 2019, especially with regards to speculative projects; however, the municipal asset class as a whole has remained resilient while navigating through the pandemic.

Within the Fund, we took advantage of the confluence of robust primary market supply, heightened secondary volume, and elevated credit spreads to add exposure to many large, essential revenue issuers at attractive yield concessions. During these periods of extreme valuation drawdowns, we take solace in the fact that our bottom-up fundamental investment approach can help guide our decisions and help separate headline or market illiquidity risk from credit impairment risk. We spent much of the year assessing pockets of vulnerability and actively re-underwriting our holdings as new information became available. This experience reemphasized to us our need to analyze every credit individually. Our work paid off in the second half of the year as liquidity conditions improved and the market began to discern relative value within some of the harder hit sectors. It was our fundamental research process that gave us the conviction to lean into challenged sectors like airports, mass transportation, and dedicated tax revenue bonds, but it was exactly these decisions (and sectors) that drove the overwhelming majority of the outperformance for the Fund.

As we reflect on 2020, a year defined by pandemic-related challenges, it would have been almost impossible to foresee either the extreme liquidity shock that roiled the market in March or the pursuant bifurcation in market performance from a flight-to-quality rally in April. Going forward however, we believe the market will continue to focus on and balance the risk and reward across issuers. Given the fragmented nature of the municipal market, with over 40,000 of these distinct issuers, generic credit spreads there have been slower to recover than other investment grade U.S. fixed income markets. We see this lag, and the resulting relatively inexpensive valuation environment, as an opportunity to continue to find attractive relative value plays across the market.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Joshua R. Perry, CFA, CAIA, FRM
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
December 31, 2020

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Investment in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report. Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 97.0%

General Obligation Bonds — 21.3%
1,650,000	Baltimore County Maryland	5.00%	08/01/2028	1,922,184
6,000,000	Baltimore County Maryland	5.00%	03/01/2032	7,995,000
5,000,000	Baltimore County Maryland	4.00%	03/01/2036	6,124,250
1,080,000	Baltimore, Maryland	5.00%	10/15/2032	1,368,371
2,400,000	Maryland State	5.00%	08/01/2024	2,813,040
1,400,000	Maryland State	5.00%	08/01/2031	1,838,144
5,000,000	Montgomery County Maryland	5.00%	11/01/2023	5,681,700
3,370,000	Montgomery County Maryland	3.00%	10/01/2034	3,832,667
5,000,000	Prince George’s County Maryland	4.00%	07/15/2037	6,078,300
				37,653,656
Revenue Bonds — 75.7%
975,000	Austin, Texas	7.88%	09/01/2026	991,282
1,000,000	Baltimore, Maryland	5.00%	07/01/2028	1,250,380
1,320,000	Baltimore, Maryland	5.00%	07/01/2028	1,650,502
520,000	Baltimore, Maryland	5.00%	06/15/2030	582,707
1,000,000	Baltimore, Maryland	5.00%	07/01/2032	1,143,290
670,000	Baltimore, Maryland	5.00%	06/15/2033	744,665
1,000,000	Baltimore, Maryland	4.00%	07/01/2034	1,234,800
1,600,000	Baltimore, Maryland	5.00%	07/01/2035	1,952,560
1,260,000	Baltimore, Maryland^	3.50%	06/01/2039	1,258,274
1,750,000	California Municipal Finance Authority^	5.00%	11/01/2039	1,984,447
1,550,000	Franklin County Ohio	5.00%	11/15/2034	1,684,586
1,000,000	Frederick County Maryland^	5.00%	09/01/2027	1,088,900
2,000,000	Frederick County Maryland	5.00%	07/01/2029	2,598,080
5,050,000	Frederick County Maryland^	5.00%	09/01/2032	5,527,427
1,110,000	Frederick County Maryland^	5.00%	09/01/2037	1,195,747
1,410,000	Frederick County Maryland	3.75%	07/01/2039	1,419,179
1,000,000	Gaithersburg, City of Maryland	5.00%	01/01/2028	1,110,870
2,000,000	Gaithersburg, City of Maryland	5.00%	01/01/2033	2,195,880
2,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	2,137,320
1,245,000	Maryland Community Development Administration	5.00%	09/01/2030	1,627,950
1,030,000	Maryland Community Development Administration	5.00%	09/01/2031	1,339,010
1,000,000	Maryland Community Development Administration	3.25%	03/01/2036	1,075,740
1,140,000	Maryland Community Development Administration Local Government Infrastructure	4.00%	06/01/2035	1,394,197
5,000,000	Maryland Economic Development Corp.	5.00%	06/01/2026	5,094,550
850,000	Maryland Economic Development Corp.	5.00%	07/01/2031	862,954
1,000,000	Maryland Economic Development Corp.#	0.09%	02/15/2043	1,000,000
4,500,000	Maryland Economic Development Corp.	4.50%	07/01/2044	4,655,115
830,000	Maryland Stadium Authority#	0.08%	03/01/2026	830,000
3,000,000	Maryland Stadium Authority	5.00%	05/01/2030	3,616,320
1,055,000	Maryland State Department of Transportation	4.00%	05/15/2022	1,110,356
1,715,000	Maryland State Department of Transportation	5.00%	10/01/2027	2,157,401
485,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2023	495,549
500,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2023	557,715
500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2024	532,290
1,000,000	Maryland State Health & Higher Educational Facilities	6.00%	07/01/2025	1,025,980
1,060,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,135,769
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,781,700
1,450,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,664,586
2,500,000	Maryland State Health & Higher Educational Facilities	5.25%	07/01/2026	2,925,375
420,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2026	505,163
1,605,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2028	1,812,735
3,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2029	4,414,515
100,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2030	110,403

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — 97.0% (Continued)

Revenue Bonds — 75.7% (Continued)
1,130,000	Maryland State Health & Higher Educational Facilities	6.25%	07/01/2031	1,161,086
300,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2031	330,468
1,070,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2032	1,199,877
250,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2033	284,455
1,250,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2033	1,447,250
1,955,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2034	2,290,322
1,000,000	Maryland State Health & Higher Educational Facilities#	0.07%	04/01/2035	1,000,000
1,300,000	Maryland State Health & Higher Educational Facilities#	0.09%	04/01/2035	1,300,000
200,000	Maryland State Health & Higher Educational Facilities	4.50%	07/01/2035	200,100
430,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2036	487,048
1,200,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2037	1,429,692
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2038	1,709,625
1,310,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2043	1,480,994
4,000,000	Maryland State Health & Higher Educational Facilities#	5.00%	07/01/2045	4,978,000
4,255,000	Maryland State Transportation Authority	5.00%	03/01/2022	4,463,665
1,000,000	Maryland State Transportation Authority	5.00%	06/01/2022	1,057,270
2,500,000	Maryland State Transportation Authority	5.00%	07/01/2023	2,799,175
850,000	Maryland State Transportation Authority	5.00%	07/01/2024	991,942
1,510,000	Maryland State Transportation Authority	5.00%	07/01/2025	1,830,800
4,420,000	Maryland State Transportation Authority	5.00%	07/01/2028	5,658,882
4,330,000	Maryland State Transportation Authority	4.00%	06/01/2035	4,926,977
1,500,000	Metropolitan Washington DC Airports Authority	5.00%	10/01/2039	1,903,275
1,185,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	921,646
2,000,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	2,181,160
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,153,960
1,000,000	St Mary’s College of Maryland	4.00%	09/01/2024	1,101,470
4,335,000	University System of Maryland	5.00%	04/01/2022	4,596,227
3,280,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	3,453,971
2,700,000	Washington Suburban Sanitary Commission	4.00%	06/01/2032	3,379,941
				134,195,547
Total Municipal Bonds (Cost $163,931,749)				171,849,203

Short-Term Investments — 1.7%

Money Market Funds — 1.7%
2,963,927	First American Government Obligations Fund — Class Z, 0.03%*			2,963,927
Total Short-Term Investments (Cost $2,963,927)				2,963,927
Total Investments — 98.7% (Cost $166,895,676)				174,813,130
Other Assets in Excess of Liabilities — 1.3%				2,334,132
NET ASSETS — 100.0%				$177,147,262

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
#	Variable rate security. Rate disclosed is as of the date of this report.
*	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets
Revenue Bonds	75.7%
General Obligation Bonds	21.3%
Money Market Funds	1.7%
Other Assets and Liabilities	1.3%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
A Message to Our Shareholders
December 31, 2020

Dear Shareholders:

During the six-month period ended December 31, 2020, the Brown Advisory Tax-Exempt Bond Fund – Investor Shares (the “Fund”) increased 4.20% in value. During the same period, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s benchmark, increased 2.06%.

Broad municipal market sentiment continued to improve from a crisis nadir induced by the pandemic during the second half of the year, and the municipal market showed surprising resilience on a variety of fronts. From a market technical perspective, indicators have rebounded dramatically from the historically extreme levels seen at the onset of the pandemic towards a range consistent with a more normal environment. In terms of supply/demand dynamics, despite a record level of primary supply for the 2020 calendar year ($470 billion) the nuances involved allowed the market to absorb the supply easily. This primary supply record was largely driven by the surge in total taxable municipal issuance of $180 billion at the end of 2020 (up 125% year-over-year), as municipal issuers took advantage of a meaningful drop in interest rates to refinance outstanding debt at material interest cost savings (combined with limited ability to refund in the tax-exempt market due to 2017 tax legislation)1. Demand for municipal bonds also proved resilient as mutual fund industry flows finished the year up $44 billion on a net basis2. This net flow amount is particularly notable given the unprecedented outflows that the industry experienced in March and early April of 2020 (-$50 billion in four weeks, a pace well in excess of any historical period)2.

Finally, and most importantly, on the credit front, broad municipal credit quality also showed surprising resilience, especially when contrasted against some of the dire projections in the height of the pandemic uncertainty. The resilience of municipal credit during this time is attributable to a number of factors. Many state and local governments and revenue-backed municipal issuers had built up meaningful liquidity reserves during the decade-long economic expansion following the Great Financial Crisis. These efforts helped offset revenue declines. Also, federal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) aided in controlling increased unexpected expenses. This is not to say the entirety of the municipal bond market has avoided challenges. Payment defaults have modestly increased in 2020 compared to 2019, especially with regards to speculative projects; however, the municipal asset class as a whole has remained resilient while navigating through the pandemic.

Within the Fund, we took advantage of the confluence of robust primary market supply, heightened secondary volume, and elevated credit spreads to add exposure to many large, essential revenue issuers at attractive yield concessions. During these periods of extreme valuation drawdowns, we take solace in the fact that our bottom-up fundamental investment approach can help guide our decisions and help separate headline or market illiquidity risk from credit impairment risk. We spent much of the year assessing pockets of vulnerability and actively re-underwriting our holdings as new information became available. This experience reemphasized to us our need to analyze every credit individually. Our work paid off in the second half of the year as liquidity conditions improved and the market began to discern relative value within some of the harder hit sectors. It was our fundamental research process that gave us the conviction to lean into challenged sectors like airports, mass transportation, and dedicated tax revenue bonds, but it was exactly these decisions (and sectors) that drove the overwhelming majority of the outperformance for the Fund.

As we reflect on 2020, a year defined by pandemic-related challenges, it would have been almost impossible to foresee either the extreme liquidity shock that roiled the market in March or the pursuant bifurcation in market performance from a flight-to-quality rally in April. Going forward however, we believe the market will continue to focus on and balance the risk and reward across issuers. Given the fragmented nature of the municipal market, with over 40,000 of these distinct issuers, generic credit spreads there have been slower to recover than other investment grade U.S. fixed income markets. We see this lag, and the resulting relatively inexpensive valuation environment, as an opportunity to continue to find attractive relative value plays across the market.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Joshua R. Perry, CFA, CAIA, FRM
Portfolio Manager
______________

1  Source: J.P. Morgan Municipal Monthly Index and Data Chartbook (December 2020)
2  Source: Barclays Municipal Strategy Monthly (2020 Performance Overview)

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
A Message to Our Shareholders
December 31, 2020

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 97.7%

General Obligation Bonds — 13.9%
4,480,000	Alameda California Unified School District+	2.47%	08/01/2032	3,751,821
3,600,000	California, State of	4.00%	11/01/2033	4,303,332
2,000,000	California, State of	4.00%	11/01/2034	2,385,620
2,800,000	Chicago Illinois Park District	5.75%	01/01/2038	3,074,624
9,000,000	Florida, State of	4.00%	07/01/2028	9,163,440
8,045,000	Grossmont California Healthcare District+	2.46%	07/15/2033	6,554,744
5,000,000	Hartnell California Community College District	3.00%	08/01/2048	5,361,050
25,140,000	Illinois, State of	5.00%	11/01/2024	27,580,340
14,295,000	Illinois, State of	5.00%	11/01/2025	15,970,517
5,000,000	Kane, McHenry, Cook & DeKalb Counties Illinois Unit School District No. 300	5.25%	01/01/2033	5,448,850
1,435,000	Lane County Oregon School District No 19 Springfield+	3.49%	06/15/2032	1,179,843
5,240,000	Louisiana, State of	4.00%	05/01/2035	5,914,964
2,895,000	Massachusetts, Commonwealth of (3 Month LIBOR USD + 0.57%)	0.71%	05/01/2037	2,804,589
830,000	Massachusetts, Commonwealth of (3 Month LIBOR USD + 0.57%)	0.71%	05/01/2037	804,079
5,255,000	Memphis, City of Tennessee	4.00%	05/01/2033	6,319,610
4,325,000	New Jersey, State of	4.00%	06/01/2028	4,663,518
4,495,000	New Jersey, State of	4.00%	06/01/2030	4,825,967
17,005,000	New York, City of New York	4.00%	08/01/2037	20,219,285
4,015,000	New York, City of New York	5.00%	03/01/2043	5,144,500
10,690,000	Palomar Health+	4.20%	08/01/2039	6,997,460
4,600,000	Texas, State of	5.00%	08/01/2036	4,718,634
7,000,000	Texas, State of	4.00%	10/01/2044	7,813,120
4,640,000	Twin Rivers California Unified School District+	2.38%	08/01/2032	3,793,293
5,315,000	Victor Valley California Union High School District+	3.77%	08/01/2035	3,993,053
				162,786,253
Revenue Bonds — 83.8%
8,990,000	Anaheim California Public Financing Authority+	2.75%	09/01/2031	7,460,801
1,285,000	Arizona Sports & Tourism Authority	5.00%	07/01/2028	1,347,014
1,500,000	Arlington, Texas	5.00%	02/15/2037	1,808,805
10,000,000	Austin Texas Water & Wastewater System Revenue	5.00%	11/15/2043	11,331,600
4,200,000	Austin, Texas	7.88%	09/01/2026	4,270,140
17,000,000	Black Belt Energy Gas District#	4.00%	12/01/2048	18,612,620
10,475,000	Buckeye Ohio Tobacco Settlement Financing Authority	4.00%	06/01/2038	12,683,130
18,625,000	Cedar Rapids, Iowa#	0.16%	08/15/2029	17,926,562
8,375,000	Cedar Rapids, Iowa#	0.25%	08/15/2032	7,998,125
16,840,000	Central Plains Energy Project	5.25%	09/01/2037	18,093,064
4,000,000	Chicago Illinois Waterworks Revenue	5.00%	11/01/2039	4,497,280
6,330,000	Chicago O’Hare International Airport	5.00%	01/01/2033	7,293,553
1,300,000	Colorado Health Facilities Authority	5.00%	12/01/2027	1,418,625
7,715,000	Colorado Health Facilities Authority	5.00%	12/01/2035	8,683,773
4,800,000	Dallas Fort Worth Texas International Airport	4.50%	11/01/2045	5,040,672
5,530,000	Dauphin County Pennsylvania General Authority	5.00%	06/01/2042	5,816,730
2,500,000	Delaware State Health Facilities Authority	5.00%	06/01/2034	3,071,675
15,000,000	Delaware Valley Pennsylvania Regional Finance Authority (3 Month LIBOR USD + 0.75%)	0.90%	06/01/2037	13,695,450
6,750,000	Denver Colorado Airport System Revenue	5.00%	12/01/2034	9,382,365
9,150,000	Denver Colorado Airport System Revenue	5.00%	12/01/2036	13,022,555
9,000,000	Detroit Michigan Sewage Disposal System (3 Month LIBOR USD + 0.60%)	0.75%	07/01/2032	8,717,490
4,855,000	District of Columbia	5.00%	03/01/2038	6,470,113
15,445,000	Golden State Tobacco Securitization Corp.	5.00%	06/01/2031	19,257,135
14,260,000	Golden State Tobacco Securitization Corp.	5.00%	06/01/2032	17,644,326
6,800,000	Grand Forks County North Dakota	6.38%	12/15/2043	6,132,104
16,400,000	Harris County Texas (3 Month LIBOR USD + 0.67%)	0.82%	08/15/2035	14,826,748
3,865,000	Harris County Texas Sports Authority+	4.42%	11/15/2034	2,332,682
1,200,000	Henrico County Virginia Economic Development Authority#	0.26%	08/23/2027	1,200,000
6,070,000	Imperial California Irrigation District Electric System Revenue	4.00%	11/01/2037	7,090,124

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 97.7% (Continued)

Revenue Bonds — 83.8% (Continued)
3,720,000	Kansas City Missouri Municipal Assistance Corp.+	3.04%	04/15/2026	3,543,970
3,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	3,205,980
2,280,000	Las Vegas Nevada Redevelopment Agency	5.00%	06/15/2028	2,685,680
5,235,000	Lees Summit Missouri Industrial Development Authority	5.25%	08/15/2039	5,537,583
3,000,000	Louisiana Public Facilities Authority	3.50%	06/01/2030	3,034,830
1,000,000	Louisiana Public Facilities Authority	5.00%	06/01/2036	1,160,230
7,000,000	Louisiana State Gasoline & Fuels Tax Revenue	5.00%	05/01/2041	8,188,600
21,505,000	Love Field Texas Airport Modernization Corp.	5.00%	11/01/2028	23,102,822
10,370,000	Love Field Texas Airport Modernization Corp.	5.25%	11/01/2040	10,411,480
25,000,000	Main Street Natural Gas, Inc. (1 Month LIBOR USD + 0.75%)	0.85%	04/01/2048	25,048,250
39,000,000	Main Street Natural Gas, Inc. (1 Month LIBOR USD + 0.83%)	0.93%	08/01/2048	39,149,370
10,000,000	Main Street Natural Gas, Inc.#	4.00%	03/01/2050	11,749,600
5,030,000	Maryland Health & Higher Educational Facilities Authority	5.50%	01/01/2036	6,065,979
1,215,000	Massachusetts Health & Educational Facilities Authority#	0.37%	07/01/2023	1,215,000
3,900,000	Massachusetts Health & Educational Facilities Authority#	0.37%	07/01/2023	3,900,000
1,000,000	Massachusetts Health & Educational Facilities Authority#	0.37%	07/01/2023	1,000,000
4,105,000	Massachusetts Housing Finance Agency	4.00%	12/01/2033	4,266,203
14,250,000	Metropolitan Pier & Exposition Authority+	2.08%	06/15/2030	11,740,860
10,000,000	Metropolitan Pier & Exposition Authority+	4.28%	06/15/2035	6,840,200
10,165,000	Metropolitan Pier & Exposition Authority+	4.16%	06/15/2037	6,430,684
5,030,000	Metropolitan Pier & Exposition Authority+	3.62%	06/15/2043	2,582,955
10,000,000	Metropolitan Pier & Exposition Authority	4.00%	06/15/2050	10,649,900
5,225,000	Metropolitan Pier & Exposition Authority	5.00%	06/15/2057	5,875,199
1,705,000	Metropolitan Transportation Authority+	3.20%	11/15/2029	1,333,736
6,000,000	Metropolitan Transportation Authority+	3.61%	11/15/2033	4,009,260
17,370,000	Metropolitan Transportation Authority	5.00%	11/15/2038	18,414,458
10,000,000	Metropolitan Transportation Authority	5.00%	11/15/2038	10,724,500
10,000,000	Metropolitan Transportation Authority	5.25%	11/15/2044	10,963,000
2,895,000	Miami Beach Florida Health Facilities	5.00%	11/15/2029	3,061,520
6,760,000	Miami-Dade County Florida Water & Sewer System Revenue	4.00%	10/01/2035	8,107,741
3,495,000	Michigan State Housing Development Authority	4.00%	10/01/2042	3,596,180
725,000	Minneapolis & St. Paul, Minnesota Housing & Redevelopment Authority#	0.12%	08/01/2027	707,781
5,000,000	Nebraska Educational Health Cultural & Social Services Finance Authority	4.00%	01/01/2044	5,540,850
1,080,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.00%	07/01/2031	919,210
1,750,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.25%	07/01/2036	1,420,423
4,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.00%	07/01/2046	2,927,800
1,250,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.50%	07/01/2046	957,325
1,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	777,760
10,175,000	New Jersey Transportation Trust Fund Authority+	3.04%	12/15/2038	6,752,537
10,000,000	New Mexico Municipal Energy Acquisition Authority#	5.00%	11/01/2039	11,834,000
16,000,000	New York & New Jersey Port Authority	4.00%	03/15/2030	19,035,200
6,225,000	New York & New Jersey Port Authority	5.00%	10/15/2032	6,416,357
12,250,000	New York & New Jersey Port Authority	4.00%	11/01/2034	14,679,298
2,375,000	New York City Industrial Development Agency	5.00%	01/01/2039	2,376,188
3,000,000	New York City Industrial Development Agency	5.00%	01/01/2046	3,000,660
7,575,000	New York City Transitional Finance Authority Future Tax Secured Revenue	4.00%	05/01/2043	8,846,085
2,340,000	New York City Transitional Finance Authority Future Tax Secured Revenue	4.00%	05/01/2045	2,784,974
2,750,000	New York Convention Center Development Corp.+	3.08%	11/15/2037	1,715,340
5,000,000	New York Convention Center Development Corp.+	3.76%	11/15/2041	2,483,100
5,000,000	New York Convention Center Development Corp.+	2.68%	11/15/2043	2,275,100
4,000,000	New York Liberty Development Corp.	5.00%	12/15/2041	4,155,040
2,000,000	New York State Dormitory Authority	5.00%	03/15/2036	2,397,220
20,035,000	New York State Thruway Authority	5.00%	01/01/2037	26,132,252
10,000,000	New York State Urban Development Corp.	3.00%	03/15/2040	10,938,800
6,850,000	New York State Urban Development Corp.	4.00%	03/15/2045	8,106,701

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 97.7% (Continued)

Revenue Bonds — 83.8% (Continued)
17,610,000	New York Transportation Development Corp.	4.00%	10/01/2030	20,190,569
5,000,000	New York Transportation Development Corp.	4.00%	07/01/2041	5,256,650
3,375,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	3,680,708
1,760,000	Niagara County New York Tobacco Asset Securitization Corp.	5.00%	05/15/2024	1,919,368
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,153,960
3,765,000	North Carolina Turnpike Authority+	3.95%	01/01/2034	2,791,823
4,165,000	North Texas Tollway Authority	5.00%	01/01/2032	4,827,277
1,625,000	Ohio, State of#	0.18%	09/01/2041	1,616,891
1,000,000	Onondaga County New York Trust for Cultural Resources	4.00%	12/01/2049	1,174,540
5,790,000	Oregon State Facilities Authority	5.00%	10/01/2031	6,969,828
1,000,000	Park Creek Colorado Metropolitan District	5.00%	12/01/2034	1,169,760
10,000,000	Pennsylvania Turnpike Commission	5.00%	06/01/2029	12,091,500
6,360,000	Pennsylvania Turnpike Commission	4.00%	12/01/2036	7,334,606
10,500,000	Philadelphia Pennsylvania Airport Revenue	5.00%	06/15/2027	10,698,030
1,630,000	Philadelphia Pennsylvania Airport Revenue	4.00%	07/01/2036	1,873,392
1,695,000	Philadelphia Pennsylvania Airport Revenue	4.00%	07/01/2037	1,941,656
1,760,000	Philadelphia Pennsylvania Airport Revenue	4.00%	07/01/2038	2,010,290
1,830,000	Philadelphia Pennsylvania Airport Revenue	4.00%	07/01/2039	2,085,047
1,905,000	Philadelphia Pennsylvania Airport Revenue	4.00%	07/01/2040	2,165,071
10,000,000	Phoenix Arizona Civic Improvement Corp.	5.00%	07/01/2049	12,423,400
17,483,000	Puerto Rico Sales Tax Financing Corp Sales Tax Revenue+	4.64%	07/01/2033	12,540,206
5,000,000	Regional Transportation District Sales Tax Revenue	3.50%	11/01/2037	5,222,550
4,540,000	Sacramento County Sanitation Districts Financing Authority (3 Month LIBOR USD + 0.53%)	0.68%	12/01/2035	4,241,177
4,230,000	Sales Tax Securitization Corp.	5.50%	01/01/2032	5,444,518
6,735,000	San Diego California Tobacco Settlement Revenue Funding Corp.	4.00%	06/01/2032	7,300,134
5,300,000	San Francisco City & County Airport Comm-San Francisco International Airport	4.00%	05/01/2039	6,247,534
1,400,000	Tampa, City of Florida+	3.48%	09/01/2040	760,620
1,850,000	Tampa, City of Florida+	3.73%	09/01/2045	796,166
3,795,000	Tampa, City of Florida+	3.82%	09/01/2049	1,366,655
3,850,000	Tampa, City of Florida+	3.92%	09/01/2053	1,150,688
22,140,000	Tennessee Energy Acquisition Corp.#	4.00%	05/01/2048	23,823,747
7,150,000	Tennessee Energy Acquisition Corp.#	4.00%	11/01/2049	8,217,638
3,045,000	Terrebonne Parish Louisiana+	3.12%	04/01/2036	2,227,326
19,490,000	Texas Municipal Gas Acquisition & Supply Corp II (3 Month LIBOR USD + 0.87%)	1.02%	09/15/2027	19,497,406
6,995,000	Texas Municipal Gas Acquisition & Supply Corp. III	5.00%	12/15/2023	7,590,624
2,055,000	Tobacco Settlement Authority	5.25%	06/01/2032	2,099,162
11,105,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2031	14,185,305
20,000,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2035	22,671,400
5,000,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2046	6,004,750
1,045,000	Triborough Bridge & Tunnel Authority+	3.39%	11/15/2031	851,800
9,030,000	TSASC, Inc.	5.00%	06/01/2031	11,039,988
1,438,105	Vermont Student Assistance Corp. (3 Month LIBOR USD + 3.00%)	3.23%	12/03/2035	1,455,980
19,766,762	Vermont Student Assistance Corp. (1 Month LIBOR USD + 1.00%)	1.16%	06/02/2042	19,790,086
5,755,000	Virginia Public Building Authority	4.00%	08/01/2036	6,956,011
3,300,000	Virginia Small Business Financing Authority	5.00%	07/01/2034	3,427,908
4,000,000	Virginia Small Business Financing Authority	5.00%	07/01/2034	4,155,040
2,000,000	Washington DC Metropolitan Area Transit Authority	4.00%	07/15/2045	2,387,820
1,000,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	1,053,040
2,655,000	Washington State Housing Finance Commission^	5.00%	01/01/2031	2,880,463
3,655,000	Wayne County Michigan Airport Authority	5.00%	12/01/2038	4,241,554
1,610,000	Wisconsin Health & Educational Facilities Authority	5.00%	05/01/2027	1,816,724
1,730,000	Wisconsin Health & Educational Facilities Authority	5.00%	08/15/2028	1,878,728
650,000	Wisconsin Health & Educational Facilities Authority	5.00%	09/15/2037	670,969
				980,269,115
Total Municipal Bonds (Cost $1,089,514,618)				1,143,055,368

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Shares	Security Description	Value $

Short-Term Investments — 1.1%

Money Market Funds — 1.1%
13,258,022	First American Government Obligations Fund — Class Z, 0.03%*	13,258,022
Total Short-Term Investments (Cost $13,258,022)		13,258,022
Total Investments — 98.8% (Cost $1,102,772,640)		1,156,313,390
Other Assets in Excess of Liabilities — 1.2%		14,071,051
NET ASSETS — 100.0%		$1,170,384,441

+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of the date of this report.
#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
*	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets
Revenue Bonds	83.8%
General Obligation Bonds	13.9%
Money Market Funds	1.1%
Other Assets and Liabilities	1.2%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
A Message to Our Shareholders
December 31, 2020

Dear Shareholders:

During the six-month period ended December 31, 2020, the Brown Advisory Tax-Exempt Sustainable Bond Fund – Investor Shares (the “Fund”) increased 2.65% in value. During the same period, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s benchmark, increased 2.06%.

The Fund aims to generate performance primarily through individual security selection that augments fundamental credit analysis with integrated ESG research. The Fund seeks to provide a high level of current income exempt from federal income tax by investing primarily in intermediate-term investment grade municipal bonds while giving special consideration to ESG criteria. The Fund seeks to identify and invest in issuers whose ESG characteristics strengthen their credit profiles, as well as issuers whose use of proceeds create positive environmental and social impacts.

Broad municipal market sentiment continued to improve from a crisis nadir induced by the pandemic during the second half of the year. The municipal market showed surprising resilience on a variety of fronts. From a market technical perspective, indicators have rebounded dramatically from the historically extreme levels seen at the onset of the pandemic towards a range consistent with a more normal environment. In terms of supply/demand dynamics, despite a record level of primary supply for the 2020 calendar year ($470 billion) the nuances involved allowed the market to absorb the supply easily. This primary supply record  was largely driven by the surge in taxable municipal issuance of $180 billion (up 125% year-over-year), as municipal issuers took advantage of a meaningful drop in interest rates to refinance outstanding debt at material interest cost savings (combined with limited ability to refund in the tax-exempt market due to 2017 tax legislation)1. Demand for municipal bonds also proved resilient as mutual fund industry flows finished the year up $44 billion on a net basis2. This net flow amount is particularly notable given the unprecedented outflows that the industry experienced in March and early April (-$50 billion in four weeks, a pace well in excess of any historical period)2.

Finally, and most importantly, on the credit front, broad municipal credit quality also showed surprising resilience, especially when contrasted against some of the dire projections in the height of the pandemic uncertainty. The resilience of municipal credit during this time is attributable to a number of factors. Many state and local governments and revenue-backed municipal issuers had built up meaningful liquidity reserves during the decade-long economic expansion following the Great Financial Crisis. These efforts helped offset revenue declines. Also, federal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) aided in controlling increased unexpected expenses.

Municipal market resiliency is also a positive for the momentum of state and local ESG considerations, since struggling governments are less likely to prioritize climate change-related projects, and instead will choose to spend on immediate essential needs. California in particular accumulated a $15 billion surplus in the fiscal year ended June 30, 2020, allowing its FY 2021 budget to allocate spending to various ESG projects, including wildfire prevention, faster adoption of zero-emission vehicles, cap-and-trade emissions programs and flood control and habitat restoration.

This is not to say the entirety of the municipal bond market has avoided challenges. Payment defaults have modestly increased in 2020 compared to 2019, especially with regards to speculative projects; however, the municipal asset class as a whole has remained resilient while navigating through the pandemic.

Within the Fund, we took advantage of the confluence of robust primary market supply, heightened secondary volume, and elevated credit spreads to add exposure to many large, essential revenue issuers at attractive yield concessions. During these periods of extreme valuation drawdowns, we take solace in the fact that our bottom-up fundamental investment approach can help guide our decisions and help separate headline or market illiquidity risk from credit impairment risk. We spent much of the year assessing pockets of vulnerability and actively re-underwriting our holdings as new information became available. This experience reemphasized to us our need to analyze every credit individually. Our work paid off in the second half of the year as liquidity conditions improved and the market began to discern relative value within some of the harder hit sectors. It was our fundamental research process that gave us the conviction to lean into challenged sectors like airports, mass transportation, and dedicated tax revenue bonds, but it was exactly these decisions (and sectors) that drove the overwhelming majority of the outperformance for the Fund.

______________

1  Source: J.P. Morgan Municipal Monthly Index and Data Chartbook (December 2020)
2  Source: Barclays Municipal Strategy Monthly (2020 Performance Overview)

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
A Message to Our Shareholders
December 31, 2020

As we reflect on 2020, a year defined by pandemic-related challenges, it would have been almost impossible to foresee either the extreme liquidity shock that roiled the market in March or the pursuant bifurcation in market performance from  a flight-to-quality rally in April. Going forward however, we believe the market will continue to focus on and balance the risk and reward across issuers. Given the fragmented nature of the municipal market, with over 40,000 of these distinct issuers, generic credit spreads there have been slower to recover than other investment grade U.S. fixed income markets. We see this lag, and the resulting relatively inexpensive valuation environment, as an opportunity to continue to find attractive relative value plays across the market.

The global labeled bond market surpassed $2 trillion in total issuance this year, driven by green bond issuance that surpassed $1 trillion and increased 13% this year. While green bonds still make up the lion share of the broader labeled bond market, we saw exponential growth in other label types, specifically social bonds and sustainability-linked loans. This growth is impressive, given companies and municipalities tend to focus on short-term liquidity and easing up the balance sheet during peak volatility. We saw issuers double down on their commitment to sustainability and understand the importance of balancing profit with well-being of employees, customers and other key stakeholders. The growth outlook for the labeled bond market in 2021 and beyond is promising. We not only expect to see record growth but also enhanced regulation which should lead to increased transparency.

We are in the process of completing our second annual Impact Report on the Fund and we look forward to hearing feedback and continuing to enhance our reporting efforts.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Amy Hauter, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 98.2%

General Obligation Bonds — 22.8%
850,000	California, State of (SIFMA Municipal Swap Index + 0.38%)	0.47%	12/01/2027	850,017
1,350,000	California, State of	5.00%	10/01/2028	1,582,011
1,000,000	California, State of	4.00%	11/01/2033	1,195,370
2,710,000	Chicago Illinois Metropolitan Water Reclamation	5.00%	12/01/2030	2,823,305
2,425,000	Chicago Park District	4.00%	01/01/2034	2,698,516
1,080,000	Coachella Valley California Unified School District+	2.64%	08/01/2034	843,718
4,515,000	Compton California Unified School District+	2.92%	06/01/2037	2,920,573
1,000,000	Cypress-Fairbanks Texas Independent School District	5.00%	02/15/2024	1,147,740
1,000,000	Cypress-Fairbanks Texas Independent School District	5.00%	02/15/2025	1,194,050
1,125,000	Detroit City Michigan School District	5.00%	05/01/2039	1,446,221
4,555,000	Duarte California Unified School District+	2.70%	08/01/2036	3,066,244
1,500,000	Hartnell California Community College District	3.00%	08/01/2048	1,608,315
1,000,000	Illinois, State of	5.38%	05/01/2023	1,087,320
2,500,000	Illinois, State of	5.00%	11/01/2026	2,827,925
3,000,000	Kane, McHenry, Cook & DeKalb Counties, Illinois Unit School District No. 300	5.25%	01/01/2032	3,269,310
1,500,000	Kendall Kane & Will Counties, Illinois Community Unit School District No. 308	5.00%	02/01/2029	1,505,265
1,000,000	Lewisville Texas Independent School District	5.00%	08/15/2023	1,124,900
3,000,000	Oak Grove California School District+	2.41%	08/01/2035	2,303,160
1,000,000	Palomar Pomerado Health, California+	1.37%	08/01/2030	855,350
1,100,000	Placentia-Yorba Linda California Unified School District+	2.67%	08/01/2036	820,941
3,000,000	Texas, State of	4.50%	08/01/2029	3,894,539
2,060,000	Victor Valley California Community College District+	1.67%	08/01/2033	1,674,636
2,000,000	Weld County Colorado School District	5.00%	12/01/2032	2,686,660
1,500,000	Weld County Colorado School District	5.00%	12/01/2036	1,998,945
				45,425,031
Revenue Bonds — 75.4%
2,225,000	Allegheny County Pennsylvania Hospital Development Authority	5.00%	07/15/2023	2,488,752
1,000,000	American Municipal Power Ohio, Inc.	4.00%	02/15/2044	1,162,590
950,000	Arlington County Virginia Industrial Development Authority	5.00%	07/01/2026	1,175,730
425,000	Arlington Texas Higher Education Finance Corp.	5.00%	08/15/2026	530,222
3,000,000	Aurora Colorado Water Revenue	5.00%	08/01/2041	3,631,919
2,250,000	Austin, Texas	7.88%	09/01/2026	2,287,575
1,000,000	Baltimore County Maryland	4.00%	01/01/2039	1,109,420
1,525,000	Baltimore County Maryland	4.00%	01/01/2040	1,688,602
1,500,000	Baltimore County Maryland	4.00%	01/01/2045	1,634,955
1,950,000	Bay Area Water Supply & Conservation Agency	5.00%	10/01/2034	2,139,911
630,000	California Infrastructure & Economic Development Bank	4.00%	08/01/2023	687,456
500,000	California Infrastructure & Economic Development Bank	4.00%	08/01/2024	562,525
1,005,000	California Infrastructure & Economic Development Bank	5.00%	08/01/2038	1,294,922
1,000,000	California Infrastructure & Economic Development Bank	5.00%	08/01/2039	1,285,670
3,045,000	California Infrastructure & Economic Development Bank (1 Month LIBOR USD + 0.20%)	0.31%	10/01/2047	3,045,061
1,170,000	California Municipal Finance Authority^	5.00%	11/01/2029	1,376,294
1,575,000	California Municipal Finance Authority^	5.00%	11/01/2049	1,753,904
1,180,000	California School Finance Authority^	5.00%	07/01/2037	1,429,959
2,000,000	California Statewide Communities Development Authority#	2.63%	11/01/2033	2,131,580
950,000	Cedar Rapids, Iowa#	0.25%	08/15/2032	907,250
1,020,000	Central Puget Sound Regional Transit Authority	5.00%	11/01/2032	1,230,579
2,250,000	Central Puget Sound Regional Transit Authority	5.00%	11/01/2045	2,674,418
1,500,000	Colorado Health Facilities Authority	4.00%	12/01/2040	1,704,615
900,000	Connecticut Housing Finance Authority#	0.10%	11/15/2046	900,000
1,000,000	Connecticut State Clean Water Fund	4.00%	02/01/2035	1,222,570
1,500,000	Connecticut State Clean Water Fund	5.00%	05/01/2036	1,866,015
3,000,000	Dallas-Fort Worth Texas International Airport	5.25%	11/01/2030	3,357,780

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 98.2% (Continued)

Revenue Bonds — 75.4% (Continued)
2,000,000	Detroit Michigan Water Supply System Revenue	5.25%	07/01/2041	2,050,240
3,000,000	District of Columbia Water & Sewer Authority	5.00%	10/01/2039	3,625,289
1,450,000	Douglas County Nebraska Hospital Authority No. 2	4.00%	11/15/2039	1,733,794
1,700,000	Douglas County Nebraska Hospital Authority No. 2	4.00%	11/15/2040	2,026,774
2,250,000	Du Page County, Illinois	3.00%	05/15/2047	2,298,510
1,320,000	East Chicago Sanitary District	4.00%	07/15/2031	1,439,486
1,100,000	Grand Forks County North Dakota	5.75%	09/15/2028	1,039,104
1,000,000	Grand Forks County North Dakota	6.38%	12/15/2043	901,780
600,000	Harris County Texas Flood Control District	5.00%	10/01/2027	732,168
1,405,000	Hartford County Connecticut Metropolitan District Clean Water Project	5.00%	11/01/2036	1,603,948
1,730,000	Health & Educational Facilities Authority of the State of Missouri	5.75%	02/01/2031	1,735,415
1,480,000	Illinois Finance Authority	5.00%	01/01/2022	1,551,055
1,005,000	JEA Water & Sewer System Revenue#	0.11%	10/01/2036	1,005,000
1,000,000	Lower Colorado River Authority	5.00%	05/15/2022	1,065,350
1,000,000	Lower Colorado River Authority	5.00%	05/15/2025	1,198,830
1,000,000	Maricopa County Arizona Industrial Development Authority
	(SIFMA Municipal Swap Index + 0.38%)	0.47%	01/01/2035	998,280
850,000	Maryland Economic Development Corp.	4.00%	07/01/2040	889,304
1,000,000	Massachusetts Port Authority	5.00%	07/01/2040	1,002,790
2,500,000	Metropolitan Pier & Exposition Authority+	2.08%	06/15/2030	2,059,800
1,175,000	Metropolitan Pier & Exposition Authority+	3.29%	12/15/2038	702,392
1,000,000	Metropolitan Pier & Exposition Authority	5.00%	06/15/2042	1,031,940
380,000	Metropolitan Pier & Exposition Authority+	3.36%	06/15/2047	164,616
2,000,000	Metropolitan Pier & Exposition Authority	4.00%	06/15/2050	2,129,980
225,000	Metropolitan Pier & Exposition Authority+	3.49%	12/15/2051	81,862
590,000	Metropolitan Pier & Exposition Authority+	3.49%	12/15/2052	207,108
1,955,000	Metropolitan Transportation Authority	5.25%	11/15/2033	2,455,910
1,050,000	Metropolitan Transportation Authority	5.00%	11/15/2035	1,290,030
1,250,000	Metropolitan Transportation Authority	5.00%	11/15/2038	1,568,838
1,870,000	Metropolitan Transportation Authority	5.00%	11/15/2042	1,982,050
4,530,000	Metropolitan Water District of Southern California#	0.09%	07/01/2037	4,530,000
1,475,000	Miami Beach Florida Health Facilities	5.00%	11/15/2029	1,559,842
2,000,000	Monroeville Pennsylvania Finance Authority	4.25%	02/15/2042	2,098,200
1,000,000	New Hampshire Business Finance Authority (SIFMA Municipal Swap Index + 0.75%)	0.84%	10/01/2033	1,000,370
1,190,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.50%	07/01/2046	911,373
885,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	688,318
2,205,000	New Jersey Housing & Mortgage Finance Agency	1.60%	10/01/2026	2,221,736
2,000,000	New York City Housing Development Corp.	2.60%	11/01/2034	2,109,900
2,425,000	New York Liberty Development Corp.	4.00%	09/15/2035	2,512,664
3,000,000	New York Liberty Development Corp.	5.00%	09/15/2040	3,144,810
2,000,000	New York Liberty Development Corp.	5.00%	12/15/2041	2,077,520
1,000,000	New York State Dormitory Authority	5.00%	07/01/2050	1,114,750
2,500,000	New York State Housing Finance Agency	1.60%	11/01/2024	2,527,350
5,000,000	New York State Housing Finance Agency	0.75%	11/01/2025	5,002,199
1,473,906	New York State Housing Finance Agency	1.65%	05/15/2039	1,476,043
1,000,000	Ohio Higher Educational Facility Commission#	1.63%	12/01/2034	1,033,640
850,000	Ohio, State of#	0.19%	03/01/2036	847,884
1,500,000	Ohio, State of (SIFMA Municipal Swap Index + 0.40%)	0.49%	01/01/2052	1,499,910
2,500,000	Philadelphia Pennsylvania Water & Wastewater Revenue	5.00%	01/01/2036	2,500,000
2,500,000	Phoenix Arizona Civic Improvement Corp.	5.00%	07/01/2049	3,105,850
2,000,000	Pompano Beach, City of Florida	3.50%	09/01/2035	2,080,980
1,500,000	Portland Maine General Airport Revenue	4.00%	01/01/2038	1,708,155
1,500,000	Regional Transportation Authority	5.00%	06/01/2031	1,702,320

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 98.2% (Continued)

Revenue Bonds — 75.4% (Continued)
1,000,000	Sacramento County California Sanitation Districts
	Financing Authority (3 Month LIBOR USD + 0.53%)	0.68%	12/01/2035	934,160
1,500,000	San Francisco, California City & County Airports Common International Airport	4.00%	05/01/2037	1,802,070
1,250,000	Southern California Public Power Authority	5.00%	07/01/2021	1,279,613
2,000,000	Springfield Illinois Water Revenue	5.00%	03/01/2037	2,112,180
1,200,000	Tampa Florida Hospital Revenue	4.00%	07/01/2039	1,410,732
1,000,000	Tampa Florida Hospital Revenue	4.00%	07/01/2045	1,154,590
2,635,000	Upper Santa Clara Valley California Joint Powers Authority	4.00%	08/01/2045	2,977,339
260,290	Vermont Student Assistance Corp. (3 Month LIBOR USD + 3.00%)	3.23%	12/03/2035	263,526
2,250,000	Virginia Small Business Financing Authority	4.00%	01/01/2036	2,586,240
2,000,000	Washington DC Metropolitan Area Transit Authority	4.00%	07/15/2045	2,387,820
				150,214,001
Total Municipal Bonds (Cost $192,308,851)				195,639,032
Total Investments — 98.2% (Cost $192,308,851)				195,639,032
Other Assets in Excess of Liabilities — 1.8%				3,534,384
NET ASSETS — 100.0%				$199,173,416

+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of the date of this report.
#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
*	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets
Revenue Bonds	75.4%
General Obligation Bonds	22.8%
Other Assets and Liabilities	1.8%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
December 31, 2020

Dear Shareholders:

During the six-month period ended December 31, 2020, the Brown Advisory Mortgage Securities Fund – Investor Shares (the “Fund”) increased 1.23%. During the same period, the Bloomberg Barclays Mortgage Backed Securities Index (the “Index”), the Fund’s benchmark, increased 0.36%.

The Fund aims to generate performance through strong current income generation from high quality mortgage-related securities. The mortgage sector in particular is highly sensitive to forward looking interest rate volatility and assumptions around borrower refinancing behavior; our disciplined process is supported by detailed individual security selection with a keen focus on capital preservation across all interest rate environments.

This period was a challenging one for all types of securitized bonds. In traditional agency mortgage-backed securities (MBS), rapidly falling rates during 2020 touched off a refinancing boom, which is usually problematic for MBS investors. With mortgage bonds of virtually all stripes trading well above par, and given that refinancings are repaid at par, each refinance eats into an investor’s yield. As a result of this, MBS was the worst performing of the major fixed income sectors during this period save for Treasury bonds.

We have generally been underweight traditional MBS, using a combination of government-guaranteed commercial mortgage-backed securities (CMBS) as well as some securitized credit positions instead. The agency-backed CMBS were strong performers. Government and other AAA-rated CMBS returned 2.10%, well ahead of the 0.36% return of the benchmark. This weighting difference was the biggest single contributor to performance.

Our MBS selection was also positive, as our agency position returned 0.61% vs. just 0.36% for the benchmark. This was driven primarily by better performance from our seasoned positions, especially those that started out as 15-year mortgages. As rates rose in the fourth quarter, these positions outperformed considerably.

Looking forward, after an incredibly volatile 2020, we are all probably hoping for a more staid 2021. Our base case would be that fixed income markets are quite boring next year. However, we believe we have positioned portfolios to protect against unexpected volatility, be it from a surprisingly weaker or stronger economy.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Certain fixed income securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline. Investing involves risk. Principal loss is possible. Investors should consult a tax professional for advice and information concerning the tax features of mortgage backed securities and fixed coupon bonds. Mortgage-backed securities (MBS) are bonds secured by a mortgage or collection of mortgages. Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 94.3%
2,080,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY A (1 Month LIBOR USD + 0.85%)^	1.01%	09/15/2034	2,058,819
2,000,000	BBCMS Mortgage Trust, Series 2018-TALL A (1 Month LIBOR USD + 0.72%)^	0.88%	03/15/2037	1,970,177
986,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	978,831
47,245	FHLMC PC, Pool# N3-0530	5.50%	01/01/2029	49,804
85,740	FHLMC PC, Pool# C5-3878	5.50%	12/01/2030	98,338
199,308	FHLMC PC, Pool# C9-1366	4.50%	04/01/2031	220,400
59,389	FHLMC PC, Pool# C6-6421	6.50%	02/01/2032	66,580
210,748	FHLMC PC, Pool# N7-0078	5.50%	01/01/2033	229,371
46,448	FHLMC PC, Pool# 1B-0889 (12 Month LIBOR USD + 1.59%)	2.90%	05/01/2033	46,532
85,877	FHLMC PC, Pool# A1-4256	5.50%	10/01/2033	100,059
237,617	FHLMC PC, Pool# G3-0932	4.50%	03/01/2034	262,702
819,401	FHLMC PC, Pool# C9-1826	3.00%	05/01/2035	864,525
47,343	FHLMC PC, Pool# 1J-0204 (12 Month LIBOR USD + 1.75%)	3.21%	05/01/2035	49,821
161,993	FHLMC PC, Pool# N7-0071	6.00%	06/01/2035	178,333
66,241	FHLMC PC, Pool# A4-6629	5.00%	08/01/2035	77,097
812,158	FHLMC PC, Pool# K9-3365	3.50%	11/01/2035	874,004
395,592	FHLMC PC, Pool# K9-3349	4.00%	11/01/2035	423,515
26,346	FHLMC PC, Pool# 1L-1263 (1 Year CMT Rate + 2.25%)	3.75%	03/01/2036	27,929
24,584	FHLMC PC, Pool# 1H-1348 (1 Year CMT Rate + 2.14%)	2.44%	10/01/2036	25,869
238,130	FHLMC PC, Pool# G2-0028	7.50%	12/01/2036	271,145
99,418	FHLMC PC, Pool# B3-1891	5.38%	01/01/2037	110,835
120,450	FHLMC PC, Pool# 84-7727 (12 Month LIBOR USD + 1.74%)	2.26%	02/01/2037	120,923
195,683	FHLMC PC, Pool# B3-1900	5.38%	02/01/2037	218,333
45,813	FHLMC PC, Pool# B3-1934	5.38%	04/01/2037	51,080
93,015	FHLMC PC, Pool# B3-1976	5.10%	05/01/2037	103,183
171,284	FHLMC PC, Pool# A6-7884	5.38%	05/01/2037	190,976
55,549	FHLMC PC, Pool# 1J-1681 (12 Month LIBOR USD + 1.98%)	2.86%	06/01/2037	58,956
165,824	FHLMC PC, Pool# B3-2000	5.10%	06/01/2037	184,056
93,868	FHLMC PC, Pool# U3-0471	5.10%	07/01/2037	104,129
53,920	FHLMC PC, Pool# U3-0653	5.13%	07/01/2037	60,235
221,496	FHLMC PC, Pool# U3-0681	5.10%	09/01/2037	245,996
70,805	FHLMC PC, Pool# U3-0606	5.10%	09/01/2037	78,535
50,185	FHLMC PC, Pool# 1G-2249 (12 Month LIBOR USD + 1.78%)	2.28%	10/01/2037	50,533
259,540	FHLMC PC, Pool# T3-0346	5.38%	10/01/2037	291,343
1,398,592	FHLMC PC, Pool# G3-1063	3.50%	11/01/2037	1,488,811
82,706	FHLMC PC, Pool# U3-0800	5.10%	11/01/2037	91,742
142,446	FHLMC PC, Pool# U3-1874	5.38%	04/01/2038	158,825
342,820	FHLMC PC, Pool# N7-0082	6.00%	07/01/2038	381,750
217,209	FHLMC PC, Pool# G0-4540	6.00%	08/01/2038	257,374
184,391	FHLMC PC, Pool# G0-4655	6.00%	08/01/2038	218,369
109,081	FHLMC PC, Pool# U3-2470	5.10%	11/01/2038	121,011
108,713	FHLMC PC, Pool# G0-8348	5.00%	06/01/2039	126,363
532,414	FHLMC PC, Pool# C0-3427	5.50%	10/01/2039	619,854
462,398	FHLMC PC, Pool# Q3-8585	4.00%	10/01/2043	497,954
4,844,839	FHLMC PC, Pool# ZA-5113	4.00%	12/01/2047	5,292,668
409,268	FHLMC PC, Pool# G0-8828	5.50%	04/01/2048	464,025
745,517	FHLMC REMIC, Series 4318 DI~	2.50%	08/15/2022	9,264
919,399	FHLMC REMIC, Series 4329 CI~	2.50%	01/15/2023	15,306
25,672	FHLMC REMIC, Series 1843 Z	7.00%	04/15/2026	27,514
140,901	FHLMC REMIC, Series 2517 Z	5.50%	10/15/2032	156,709
1,407,330	FHLMC REMIC, Series 2907 VZ	4.50%	05/15/2034	1,555,084
301,935	FHLMC REMIC, Series 2890 ZA	5.00%	11/15/2034	347,893
484,504	FHLMC REMIC, Series 3150 DZ	5.50%	05/15/2036	565,423
232,463	FHLMC REMIC, Series 3294 CB	5.50%	03/15/2037	271,822
766,603	FHLMC REMIC, Series 4309 BI~	3.00%	08/15/2039	22,432

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 94.3% (Continued)
119,964	FHLMC REMIC, Series 4675 CA	3.50%	02/15/2042	120,449
93,219	FHLMC REMIC, Series 4775 DA	4.00%	07/15/2042	93,345
123,417	FHLMC REMIC, Series 4693 NA	3.50%	08/15/2042	123,971
498,178	FHLMC REMIC, Series 4773 EA	4.00%	10/15/2042	501,254
1,423,432	FHLMC REMIC, Series 4773 KA	4.00%	10/15/2042	1,432,221
1,848,009	FHLMC REMIC, Series 4711 NA	3.50%	11/15/2042	1,856,953
2,780,417	FHLMC REMIC, Series 4665 KA	4.00%	12/15/2042	2,818,800
159,057	FHLMC REMIC, Series 4703 KA	3.50%	02/15/2043	160,353
1,488,433	FHLMC REMIC, Series 4740 KB	3.50%	02/15/2043	1,502,960
904,701	FHLMC REMIC, Series 4663 JA	3.50%	03/15/2043	912,355
2,581,231	FHLMC REMIC, Series 4747 DA	3.50%	04/15/2043	2,600,862
196,970	FHLMC REMIC, Series 4870 LA	4.00%	04/15/2043	197,084
32,537	FHLMC REMIC, Series 4848 EA	4.50%	08/15/2043	32,529
1,458,997	FHLMC REMIC, Series 4801 LT	4.00%	12/15/2043	1,460,861
4,901	FHLMC REMIC, Series 4830 WA	4.00%	04/15/2044	4,897
32,819	FHLMC REMIC, Series 4848 WA	4.00%	07/15/2044	32,808
826,357	FHLMC REMIC, Series 4840 BH	5.00%	07/15/2044	832,563
2,116,925	FHLMC REMIC, Series 4800 CA	4.50%	09/15/2044	2,143,702
144,818	FHLMC REMIC, Series 4830 DA	4.50%	11/15/2044	145,959
105,002	FHLMC REMIC, Series 4828 NA	4.50%	12/15/2044	105,918
772,344	FHLMC REMIC, Series 4829 JA	4.50%	12/15/2044	778,429
341,756	FHLMC REMIC, Series 4844 HJ	4.00%	02/15/2045	344,719
708,568	FHLMC REMIC, Series 4827 GB	4.00%	03/15/2045	715,474
206,042	FHLMC REMIC, Series 4842 EA	4.50%	03/15/2045	207,831
587,408	FHLMC REMIC, Series 4818 PA	4.00%	06/15/2045	597,513
1,178,708	FHLMC REMIC, Series 4872 AB	4.00%	08/15/2047	1,228,999
728,188	FHLMC REMIC, Series 4891 PA	3.50%	07/15/2048	760,144
1,000,000	FHLMC REMIC, Series 4888 AC	3.50%	01/15/2049	1,067,832
1,192,340	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	1,194,394
1,000,000	FHLMC SCRTT, Series 2017-1 M1#^	4.00%	01/25/2056	1,004,796
4,273	FHLMC WLST, Series 2017-SC02 2A1	3.50%	05/25/2047	4,267
2,894,147	FHMS, Series K-017 X1#~	1.29%	12/25/2021	19,845
12,864,667	FHMS, Series K-019 X1#~	1.59%	03/25/2022	162,452
15,858,275	FHMS, Series K-021 X1#~	1.40%	06/25/2022	234,323
24,081,065	FHMS, Series K-025 X1#~	0.80%	10/25/2022	275,155
12,808,636	FHMS, Series K-035 X1#~	0.35%	08/25/2023	105,436
73,510,771	FHMS, Series K-C02 X1#~	0.37%	03/25/2024	797,437
20,310,920	FHMS, Series K-038 X1#~	1.12%	03/25/2024	614,639
43,082,081	FHMS, Series K-040 X1#~	0.71%	09/25/2024	979,979
17,868,133	FHMS, Series K-C03 X1#~	0.49%	11/25/2024	294,435
133,593,609	FHMS, Series K-047 X1#~	0.13%	05/25/2025	798,449
13,142,264	FHMS, Series Q-013 XPT1~	1.66%	05/25/2025	407,281
272,551	FHMS, Series K-W01 A1	2.59%	05/25/2025	287,221
36,948,000	FHMS, Series K-C06 X1#~	0.90%	06/25/2025	1,241,759
14,594,783	FHMS, Series K-053 X1#~	0.89%	12/25/2025	567,578
41,758,001	FHMS, Series K-734 X1#~	0.65%	02/25/2026	1,193,961
9,361,920	FHMS, Series K-055 X1#~	1.36%	03/25/2026	576,449
33,049,730	FHMS, Series K-735 X1#~	0.96%	05/25/2026	1,514,474
26,039,547	FHMS, Series K-736 X1#~	1.31%	07/25/2026	1,572,739
6,001,993	FHMS, Series K-058 X1#~	0.92%	08/25/2026	277,371
6,442,685	FHMS, Series K-059 X1#~	0.31%	09/25/2026	101,583
26,751,710	FHMS, Series K-737 X1#~	0.64%	10/25/2026	864,781
24,925,748	FHMS, Series K-C04 X1#~	1.25%	12/25/2026	1,350,440
55,007,574	FHMS, Series K-063 X1#~	0.29%	01/25/2027	874,708
6,092,067	FHMS, Series K-738 X1#~	1.52%	01/25/2027	484,583
22,278,466	FHMS, Series K-064 X1#~	0.61%	03/25/2027	751,063
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 94.3% (Continued)
6,050,000	FHMS, Series K-738 XAM#~	1.37%	03/25/2027	471,117
8,228,094	FHMS, Series Q-013 XPT2~	1.81%	05/25/2027	349,925
5,685,065	FHMS, Series K-W03 X1#~	0.84%	06/25/2027	228,512
22,988,775	FHMS, Series K-C05 X1#~	1.20%	07/25/2027	1,290,231
12,515,740	FHMS, Series K-068 X1#~	0.43%	08/25/2027	332,920
30,308,591	FHMS, Series K-069 X1#~	0.36%	09/25/2027	701,492
6,021,759	FHMS, Series K-739 XAM#~	1.61%	09/25/2027	588,667
16,500,000	FHMS, Series K-740 XAM#~	1.11%	10/25/2027	1,150,543
52,503,186	FHMS, Series K-070 X1#~	0.33%	11/25/2027	1,134,079
31,618,615	FHMS, Series K-072 X1#~	0.37%	12/25/2027	753,029
5,958,467	FHMS, Series Q-006 APT1#	2.67%	04/25/2028	6,108,818
1,652,592	FHMS, Series Q-006 APT2#	2.57%	10/25/2028	1,682,056
24,903,624	FHMS, Series K-087 X1#~	0.36%	12/25/2028	691,683
18,175,592	FHMS, Series K-091 X1#~	0.56%	03/25/2029	771,710
12,658,760	FHMS, Series K-092 X1#~	0.71%	04/25/2029	677,259
9,996,651	FHMS, Series K-G01 X1#~	0.97%	04/25/2029	597,168
6,282,969	FHMS, Series K-093 X1#~	0.95%	05/25/2029	439,716
10,985,875	FHMS, Series K-094 X1#~	0.88%	06/25/2029	730,250
6,250,000	FHMS, Series K-G02 X1#~	1.02%	08/25/2029	456,624
14,489,890	FHMS, Series K-103 X1#~	0.64%	11/25/2029	740,683
7,449,843	FHMS, Series K-108 XAM#~	1.66%	03/25/2030	1,018,254
5,030,000	FHMS, Series K-109 XAM#~	1.80%	04/25/2030	764,355
4,800,000	FHMS, Series K-110 XAM#~	1.87%	04/25/2030	741,862
3,410,000	FHMS, Series K-112 XAM#~	1.66%	05/25/2030	476,446
4,803,897	FHMS, Series K-111 XAM#~	1.80%	05/25/2030	718,827
6,238,500	FHMS, Series K-114 XAM#~	1.34%	06/25/2030	721,167
8,345,000	FHMS, Series K-G03 X1#~	1.38%	06/25/2030	887,386
9,000,000	FHMS, Series K-113 XAM#~	1.59%	06/25/2030	1,229,839
9,275,345	FHMS, Series K-115 XAM#~	1.55%	07/25/2030	1,224,307
7,250,000	FHMS, Series K-116 XAM#~	1.60%	08/25/2030	1,000,712
11,298,699	FHMS, Series K-SG1 X1#~	1.16%	09/25/2030	1,033,191
4,850,000	FHMS, Series K-118 XAM#~	1.17%	09/25/2030	504,597
1,138,383	FHMS, Series Q-004 A2H#	2.78%	01/25/2046	1,138,276
797,125	FHMS, Series Q-010 APT1#	2.78%	04/25/2046	800,526
2,317,079	FHMS, Series Q-004 A4H#	2.79%	08/25/2046	2,350,685
3,689,066	FHMS, Series Q-007 APT1#	2.98%	10/25/2047	3,793,108
3,070,556	FHMS, Series Q-007 APT2#	3.30%	10/25/2047	3,299,113
2,170,000	FHMS, Series K-112 X3#~	3.00%	07/25/2048	498,033
2,400,000	FHMS, Series K-118 X3#~	2.69%	10/25/2048	505,989
955,195	FHMS, Series Q-013 APT1	1.16%	05/25/2050	967,668
1,459,133	FHS, Series 366 IO~	4.00%	08/15/2049	280,502
18,567	FNMA, Pool# 922791	6.50%	12/01/2021	18,694
400,773	FNMA, Pool# BL0273	4.36%	10/01/2023	428,966
1,000,000	FNMA, Pool# AN9202	3.32%	05/01/2025	1,068,557
1,199,113	FNMA, Pool# 109465	3.58%	08/01/2025	1,292,545
35,275	FNMA, Pool# 336422 (H15T3Y + 2.30%)	4.65%	10/01/2025	35,441
107,991	FNMA, Pool# 344903	5.50%	10/01/2025	120,542
1,000,000	FNMA, Pool# AN0287	2.95%	11/01/2025	1,098,741
463,828	FNMA, Pool# BL1166	3.62%	01/01/2026	513,499
444,502	FNMA, Pool# BL1165	3.62%	01/01/2026	492,103
72,949	FNMA, Pool# 356232	6.50%	01/01/2026	81,800
34,251	FNMA, Pool# 406521 (1 Year CMT Rate + 2.52%)	3.90%	05/01/2026	34,163
1,500,000	FNMA, Pool# BL0723	3.84%	09/01/2026	1,718,197
50,824	FNMA, Pool# 356329 (1 Year CMT Rate + 2.65%)	2.78%	01/01/2027	50,837
17,914	FNMA, Pool# 363850 (1 Year CMT Rate + 2.13%)	3.63%	04/01/2027	18,032
37,222	FNMA, Pool# 406380 (1 Year CMT Rate + 2.17%)	2.89%	11/01/2027	37,318

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 94.3% (Continued)
779,150	FNMA, Pool# 257203	5.00%	05/01/2028	869,388
825,529	FNMA, Pool# 958720	5.65%	10/01/2028	930,466
629,153	FNMA, Pool# 957502	3.98%	07/01/2029	694,926
41,885	FNMA, Pool# 520478 (1 Year CMT Rate + 2.10%)	2.22%	11/01/2029	41,919
37,794	FNMA, Pool# 559439 (1 Year CMT Rate + 2.27%)	3.02%	09/01/2030	37,806
50,048	FNMA, Pool# 573097 (1 Year CMT Rate + 2.21%)	2.34%	02/01/2031	50,081
136,221	FNMA, Pool# AL0898	5.00%	02/01/2031	154,503
38,021	FNMA, Pool# 590852 (1 Year CMT Rate + 2.11%)	2.49%	07/01/2031	38,205
2,036,073	FNMA, Pool# AI4717	4.50%	07/01/2031	2,253,614
35,815	FNMA, Pool# 656181 (1 Year CMT Rate + 2.16%)	3.02%	08/01/2031	35,657
36,718	FNMA, Pool# 723313 (1 Year CMT Rate + 2.54%)	2.79%	09/01/2031	36,848
9,983	FNMA, Pool# 642122 (1 Year CMT Rate + 2.27%)	3.77%	03/01/2032	9,976
9,382	FNMA, Pool# 628837	6.50%	03/01/2032	10,786
29,242	FNMA, Pool# 640225 (1 Year CMT Rate + 2.27%)	3.77%	04/01/2032	29,214
39,847	FNMA, Pool# 662138 (1 Year CMT Rate + 2.30%)	2.55%	09/01/2032	39,908
38,636	FNMA, Pool# 668309 (1 Year CMT Rate + 2.02%)	2.27%	11/01/2032	38,894
29,406	FNMA, Pool# 696546 (6 Month LIBOR USD + 2.26%)	3.01%	03/01/2033	29,343
16,419	FNMA, Pool# 555819 (6 Month LIBOR USD + 1.03%)	1.28%	07/01/2033	16,549
38,208	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	1.89%	11/01/2033	38,386
19,532	FNMA, Pool# 751498 (1 Year CMT Rate + 2.22%)	2.34%	11/01/2033	19,456
27,462	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	2.41%	12/01/2033	27,442
29,834	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	2.40%	02/01/2034	30,010
29,531	FNMA, Pool# 774969 (1 Year CMT Rate + 2.28%)	3.78%	04/01/2034	29,562
117,864	FNMA, Pool# 783554 (1 Year CMT Rate + 2.21%)	2.59%	07/01/2034	117,519
20,751	FNMA, Pool# 819649 (12 Month LIBOR USD + 1.52%)	3.52%	03/01/2035	20,959
63,085	FNMA, Pool# 889829	5.00%	07/01/2035	73,015
39,347	FNMA, Pool# 830970 (12 Month LIBOR USD + 1.83%)	2.62%	08/01/2035	39,640
39,984	FNMA, Pool# 837329 (1 Year CMT Rate + 2.04%)	2.29%	09/01/2035	40,726
826,170	FNMA, Pool# AL7654	3.00%	09/01/2035	870,458
54,496	FNMA, Pool# 836715 (12 Month LIBOR USD + 1.77%)	2.27%	10/01/2035	54,505
130,413	FNMA, Pool# 842006	4.25%	10/01/2035	140,506
30,251	FNMA, Pool# 922680 (12 Month LIBOR USD + 1.91%)	2.87%	11/01/2035	31,914
262,708	FNMA, Pool# 850232	4.25%	12/01/2035	286,002
13,320	FNMA, Pool# 865849 (12 Month LIBOR USD + 1.54%)	3.54%	03/01/2036	13,336
30,361	FNMA, Pool# 877009 (12 Month LIBOR USD + 2.38%)	3.67%	03/01/2036	32,337
313,309	FNMA, Pool# AB0577	4.00%	03/01/2036	342,611
38,745	FNMA, Pool# 868568 (12 Month LIBOR USD + 1.75%)	3.63%	04/01/2036	40,796
64,156	FNMA, Pool# 882017 (6 Month LIBOR USD + 1.56%)	1.89%	05/01/2036	64,658
20,794	FNMA, Pool# 745626 (1 Year CMT Rate + 2.14%)	2.78%	05/01/2036	20,911
11,509	FNMA, Pool# 872895 (12 Month LIBOR USD + 1.70%)	2.70%	06/01/2036	11,574
21,861	FNMA, Pool# 886163 (12 Month LIBOR USD + 1.84%)	2.59%	07/01/2036	22,221
296,991	FNMA, Pool# 896838	5.45%	07/01/2036	317,990
2,791,625	FNMA, Pool# AS7789	3.00%	08/01/2036	2,952,302
123,346	FNMA, Pool# 745818	6.50%	09/01/2036	143,773
4,551	FNMA, Pool# 905193 (12 Month LIBOR USD + 1.99%)	2.36%	11/01/2036	4,548
5,113,687	FNMA, Pool# MA2804	3.00%	11/01/2036	5,408,040
79,470	FNMA, Pool# 902770	5.38%	11/01/2036	88,577
107,022	FNMA, Pool# 940309 (12 Month LIBOR USD + 1.50%)	2.00%	01/01/2037	107,268
29,178	FNMA, Pool# 888445 (12 Month LIBOR USD + 1.60%)	2.55%	04/01/2037	29,478
2,823,858	FNMA, Pool# BM1370	3.00%	04/01/2037	2,969,508
56,490	FNMA, Pool# 995521 (12 Month LIBOR USD + 1.84%)	3.43%	05/01/2037	56,874
74,511	FNMA, Pool# 950382 (6 Month LIBOR USD + 1.12%)	1.50%	08/01/2037	76,635
143,959	FNMA, Pool# 941050 (12 Month LIBOR USD + 1.70%)	2.45%	08/01/2037	143,308
56,536	FNMA, Pool# 952835 (1 Year CMT Rate + 2.32%)	2.86%	09/01/2037	60,018
2,953,227	FNMA, Pool# MA3208	4.50%	10/01/2037	3,228,034
131,424	FNMA, Pool# 955233	6.50%	12/01/2037	158,227

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 94.3% (Continued)
16,562	FNMA, Pool# 962656 (12 Month LIBOR USD + 1.27%)	3.27%	04/01/2038	16,740
6,418	FNMA, Pool# 982237 (12 Month LIBOR USD + 1.84%)	2.72%	05/01/2038	6,442
333,170	FNMA, Pool# AD0100	7.00%	12/01/2038	401,482
95,393	FNMA, Pool# 930507	6.50%	02/01/2039	110,520
2,401,051	FNMA, Pool# AS2249	4.00%	04/01/2039	2,633,892
372,360	FNMA, Pool# AL0407	6.50%	04/01/2039	434,793
289,256	FNMA, Pool# AD0427	5.50%	10/01/2039	337,840
383,239	FNMA, Pool# AD0941	5.50%	04/01/2040	451,119
610,215	FNMA, Pool# 467095	5.90%	01/01/2041	701,771
306,149	FNMA, Pool# AH8447	5.50%	04/01/2041	342,766
950,959	FNMA, Pool# 469130	4.87%	10/01/2041	1,130,472
394,132	FNMA, Pool# BC1738	4.50%	09/01/2043	431,745
505,065	FNMA, Pool# AS1429	4.00%	12/01/2043	551,649
392,050	FNMA, Pool# AV7739	4.00%	01/01/2044	423,200
396,691	FNMA, Pool# AW6485	4.00%	06/01/2044	428,817
581,760	FNMA, Pool# AY0382	4.00%	11/01/2044	628,025
510,818	FNMA, Pool# AW9534	4.00%	03/01/2045	565,213
494,838	FNMA, Pool# AZ4154	4.00%	06/01/2045	535,048
1,531,209	FNMA, Pool# AZ7828	4.00%	08/01/2045	1,664,399
889,352	FNMA, Pool# BA3674	4.50%	10/01/2045	986,030
437,397	FNMA, Pool# BC6366	4.50%	02/01/2046	483,690
202,665	FNMA, Pool# BD1241	4.50%	05/01/2046	219,735
1,163,442	FNMA, Pool# BD5189	4.50%	07/01/2046	1,292,871
513,275	FNMA, Pool# BD8599	4.50%	11/01/2046	565,977
746,596	FNMA, Pool# BH7686	4.50%	12/01/2047	818,019
1,272,000	FNMA, Pool# BJ8287	4.50%	01/01/2048	1,393,397
961,292	FNMA, Pool# AN8989	4.07%	04/01/2048	1,173,278
741,602	FNMA, Pool# BK5105	5.50%	05/01/2048	848,315
482,213	FNMA, Pool# BK8032	5.50%	06/01/2048	546,127
426,095	FNMA, Pool# BN0202	5.50%	09/01/2048	487,650
367,123	FNMA, Pool# BN4936	5.50%	12/01/2048	414,474
217,470	FNMA, Pool# BN4921	5.50%	01/01/2049	244,965
7,500,000	FNMA, 2.0%, Due TBA January	2.00%	01/15/2036	7,841,602
3,000,000	FNMA, 1.5%, Due TBA January	1.50%	01/15/2051	3,031,289
12,000,000	FNMA, 2.0%, Due TBA January	2.00%	01/15/2051	12,466,406
12,090	FNMA REMIC Trust, Series 1991-136 J	7.50%	10/25/2021	12,232
487,370	FNMA REMIC Trust, Series 2017-M5 FA1 (1 Month LIBOR USD + 0.67%)	0.82%	04/25/2024	490,484
77,229	FNMA REMIC Trust, Series 1996-23 G	6.50%	07/25/2026	82,988
2,000,000	FNMA REMIC Trust, Series 2017-M4 A2#	2.58%	12/25/2026	2,201,463
2,000,787	FNMA REMIC Trust, Series 2017-T1 A	2.90%	06/25/2027	2,219,341
1,443,392	FNMA REMIC Trust, Series 2012-139 HI~	2.50%	12/25/2027	78,320
107,524	FNMA REMIC Trust, Series 2013-15 QI~	3.00%	03/25/2028	7,038
2,265,775	FNMA REMIC Trust, Series 2018-M8 A1#	3.33%	06/25/2028	2,527,975
136,034	FNMA REMIC Trust, Series 2016-M10 A1	2.10%	07/25/2028	137,529
1,675,070	FNMA REMIC Trust, Series 2018-M14 A1#	3.58%	08/25/2028	1,890,862
2,803,778	FNMA REMIC Trust, Series 2019-M14 A1	2.30%	06/25/2029	3,001,711
710,319	FNMA REMIC Trust, Series 2018-78 VB	4.00%	12/25/2029	713,318
500,000	FNMA REMIC Trust, Series 2018-M13 A2#	3.70%	09/25/2030	605,745
1,114,703	FNMA REMIC Trust, Series 2013-115 AI~	3.00%	04/25/2031	55,120
2,544,612	FNMA REMIC Trust, Series 2014-14 LI~	3.00%	04/25/2031	45,626
25,991,245	FNMA REMIC Trust, Series 2019-M23 X3#~	0.28%	10/27/2031	717,202
187,363	FNMA REMIC Trust, Series 2001-80 Z	6.00%	01/25/2032	209,165
352,336	FNMA REMIC Trust, Series 2006-M2 A2A#	5.27%	10/25/2032	402,052
466,883	FNMA REMIC Trust, Series 2003-71 MB	5.50%	08/25/2033	548,421
2,545,547	FNMA REMIC Trust, Series 2014-8 IQ~	4.00%	03/25/2034	342,790
2,730,200	FNMA REMIC Trust, Series 2005-73 EZ	5.50%	08/25/2035	3,181,113

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 94.3% (Continued)
1,004,801	FNMA REMIC Trust, Series 2005-110 GL	5.50%	12/25/2035	1,145,777
473,562	FNMA REMIC Trust, Series 2006-21 Z	5.50%	04/25/2036	546,106
15,586	FNMA REMIC Trust, Series 2012-30 DA	3.00%	08/25/2036	15,683
1,465,064	FNMA REMIC Trust, Series 2006-112 QC	5.50%	11/25/2036	1,721,277
611,553	FNMA REMIC Trust, Series 2007-22 A	5.50%	03/25/2037	726,729
885,160	FNMA REMIC Trust, Series 2009-20 DA (1 Month LIBOR USD + 7.40%)~	7.25%	04/25/2039	227,726
2,060,247	FNMA REMIC Trust, Series 2012-65 HJ	5.00%	07/25/2040	2,326,341
674,101	FNMA REMIC Trust, Series 2015-15 GA	3.00%	03/25/2041	683,837
119,007	FNMA REMIC Trust, Series 2012-10 UF (1 Month LIBOR USD + 0.55%)	0.70%	02/25/2042	120,387
1,610,361	FNMA REMIC Trust, Series 2012-27 PI~	4.50%	02/25/2042	187,576
894,465	FNMA REMIC Trust, Series 2013-34 IG~	3.00%	05/25/2042	78,215
1,676,033	FNMA REMIC Trust, Series 2013-M6 1AC#	3.44%	02/25/2043	1,919,262
324,396	FNMA REMIC Trust, Series 2018-21 JB	4.00%	03/25/2043	325,662
9,085	FNMA REMIC Trust, Series 2003-W10 3A5	4.30%	06/25/2043	9,966
2,602	FNMA REMIC Trust, Series 2003-W12 1A9	4.48%	06/25/2043	2,921
15,614	FNMA REMIC Trust, Series 2003-W12 1A8	4.55%	06/25/2043	17,435
8,967	FNMA REMIC Trust, Series 2003-W12 2A7	4.68%	06/25/2043	9,907
10,461	FNMA REMIC Trust, Series 2003-W12 2A6	5.00%	06/25/2043	11,738
1,243,630	FNMA REMIC Trust, Series 2017-44 BA	3.50%	01/25/2044	1,269,772
627,739	FNMA REMIC Trust, Series 2015-40 LI~	4.50%	03/25/2045	108,638
948,412	FNMA REMIC Trust, Series 2018-86 JA	4.00%	05/25/2047	985,081
2,274,897	FNMA REMIC Trust, Series 2019-37 IM~	5.00%	07/25/2049	302,017
3,729,000	FNMA REMIC Trust, Series 2019-70 CB	3.50%	12/25/2049	4,037,903
9,255,202	FREMF Mortgage Trust, Series 2012-K17 X2A^~	0.10%	12/25/2044	4,709
20,758,256	FREMF Mortgage Trust, Series 2012-K20 X2A^~	0.20%	05/25/2045	44,246
700,000	FREMF Mortgage Trust, Series 2017-K68 B#^	3.84%	10/25/2049	781,776
1,300,000	FREMF Mortgage Trust, Series 2017-K64 B#^	3.98%	05/25/2050	1,457,572
750,000	FREMF Mortgage Trust, Series 2019-K736 B#^	3.76%	09/25/2052	825,773
5,720	GNMA, Pool# 004295M	6.00%	10/20/2023	5,773
118,088	GNMA, Pool# 783374X	5.50%	04/15/2024	123,825
189,832	GNMA, Pool# 728160X	5.25%	11/15/2024	201,051
2,572,758	GNMA, Pool# 752842X	3.95%	07/15/2025	2,612,722
287,561	GNMA, Pool# 623145X	5.50%	10/15/2028	322,661
1,167,196	GNMA, Pool# 589694X	4.50%	08/15/2029	1,298,523
38,264	GNMA, Pool# 728157X	3.75%	11/15/2029	40,994
347,565	GNMA, Pool# 770225C	4.25%	08/20/2031	378,277
418,565	GNMA, Pool# 003160M	6.00%	11/20/2031	485,053
597,768	GNMA, Pool# 003489M	6.00%	12/20/2033	697,816
318,365	GNMA, Pool# 782173M	5.50%	05/20/2035	372,741
132,920	GNMA, Pool# 784315X	6.00%	06/15/2036	149,092
327,045	GNMA, Pool# 770226C	4.75%	09/20/2036	358,935
194,821	GNMA, Pool# 004194M	5.50%	07/20/2038	220,560
93,632	GNMA, Pool# 706295C	5.10%	12/20/2038	102,611
1,018,916	GNMA, Pool# AC0521C	5.50%	05/20/2042	1,173,138
1,291,577	GNMA, Pool# BM9287C	4.00%	08/20/2049	1,425,922
7,500,000	GNMA, 2.0%, Due TBA January	2.00%	01/15/2051	7,843,652
482,503	GNMA REMIC Trust, Series 2013-168 IA~	2.50%	11/16/2028	26,543
671,401	GNMA REMIC Trust, Series 2004-93 PD	5.00%	11/16/2034	738,482
107,824	GNMA REMIC Trust, Series 2006-40 B	6.00%	08/20/2036	123,410
591,511	GNMA REMIC Trust, Series 2012-52 WA#	6.19%	04/20/2038	697,001
976,496	GNMA REMIC Trust, Series 2016-012 KI~	5.00%	09/20/2038	179,797
630,274	GNMA REMIC Trust, Series 2017-083 ID~	7.00%	01/20/2039	127,099
822,310	GNMA REMIC Trust, Series 2011-2 DP#	5.46%	03/20/2039	928,283
1,185,569	GNMA REMIC Trust, Series 2010-105 IB~	4.50%	01/16/2040	124,295
748,304	GNMA REMIC Trust, Series 2016-68 IC#~	6.00%	01/20/2040	140,217
682,000	GNMA REMIC Trust, Series 2011-156 PM	2.00%	04/20/2040	678,190

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 94.3% (Continued)
1,268,041	GNMA REMIC Trust, Series 2017-083 IK~	6.00%	05/20/2040	303,347
395,916	GNMA REMIC Trust, Series 2016-112 AW#	7.10%	12/20/2040	474,401
1,845,659	GNMA REMIC Trust, Series 2012-143 IC~	5.00%	10/16/2041	320,469
831,612	GNMA REMIC Trust, Series 2012-97 GB	2.00%	08/16/2042	839,729
1,065,112	GNMA REMIC Trust, Series 2013-86 IA~	5.00%	06/20/2043	158,755
1,301,183	GNMA REMIC Trust, Series 2017-103 IM~	5.00%	06/20/2043	224,584
590,592	GNMA REMIC Trust, Series 2012-44 B	2.95%	08/16/2043	597,165
706,745	GNMA REMIC Trust, Series 2014-06 IG~	4.50%	01/16/2044	90,539
2,990,000	GNMA REMIC Trust, Series 2011-127 C#	3.50%	03/16/2047	3,144,817
856,999	GNMA REMIC Trust, Series 2018-127 PB	3.00%	09/20/2047	896,210
199,547	GNMA REMIC Trust, Series 2018-166 AB	4.00%	10/20/2047	209,127
1,454,254	GNMA REMIC Trust, Series 2018-166 BA	3.50%	11/20/2047	1,510,783
3,590,643	GNMA REMIC Trust, Series 2017-167 SE (1 Month LIBOR USD + 6.20%)~	6.05%	11/20/2047	733,027
5,294,253	GNMA REMIC Trust, Series 2018-036 LI~	5.00%	03/20/2048	643,383
860,567	GNMA REMIC Trust, Series 2018-153 QA	3.50%	11/20/2048	936,371
2,757,595	GNMA REMIC Trust, Series 2014-135 I0#~	0.64%	01/16/2056	85,078
2,667,236	GNMA REMIC Trust, Series 2015-172 I0#~	0.74%	03/16/2057	100,742
4,469,472	GNMA REMIC Trust, Series 2016-40 I0#~	0.67%	07/16/2057	173,651
3,570,584	GNMA REMIC Trust, Series 2016-56 I0#~	0.87%	11/16/2057	182,648
4,417,192	GNMA REMIC Trust, Series 2016-98 I0#~	0.89%	05/16/2058	245,893
745,000	GS Mortgage Securities Corp. Trust, Series 2017-500K A (1 Month LIBOR USD + 0.70%)^	0.86%	07/15/2032	745,465
765,000	JPMCC, Series 2019-M A (1 Month LIBOR USD + 0.96%)^	1.12%	07/15/2036	759,988
800,291	KKR Industrial Portfolio Trust, Series 2020-AIP D (1 Month LIBOR USD + 2.03%)^	2.19%	03/16/2037	798,275
1,300,000	Morgan Stanley Capital I Trust, Series 2019-NUGS A (1 Month LIBOR USD + 0.95%)^	2.45%	12/15/2036	1,330,254
588,958	SBA, Pool# 522053 (PRIME + 0.58%)	3.83%	05/25/2026	605,655
1,122,000	Velocity Commercial Capital Loan Trust, Series 2017-1 M1#^	3.55%	05/25/2047	1,136,703
Total Mortgage Backed Securities (Cost $250,503,730)				261,855,514

Asset Backed Securities — 4.9%
1,971,858	American Homes 4 Rent Trust, Series 2014-SFR2 A^	3.79%	10/17/2036	2,130,671
2,130,000	American Homes 4 Rent Trust, Series 2014-SFR2 B^	4.29%	10/17/2036	2,290,330
2,427,952	American Homes 4 Rent Trust, Series 2014-SFR3 A^	3.68%	12/18/2036	2,627,769
327,241	American Homes 4 Rent Trust, Series 2015-SFR1 A^	3.47%	04/18/2052	352,133
223,947	American Homes 4 Rent Trust, Series 2015-SFR2 A^	3.73%	10/18/2052	245,002
250,000	American Homes 4 Rent Trust, Series 2015-SFR2 C^	4.69%	10/18/2052	276,390
893,602	FHF Trust, Series 2020-1A A^	2.59%	12/15/2023	899,877
600,000	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	1.60%	12/19/2036	602,054
1,500,000	Oportun Funding IX LLC, Series 2018-B A^	3.91%	07/08/2024	1,511,651
1,552,338	Progress Residential Trust, Series 2018-SFR3 A^	3.88%	10/18/2035	1,589,911
630,087	Theorem Funding Trust, Series 2020-1A A^	2.48%	10/15/2026	635,186
469,004	Westgate Resorts LLC, Series 2018-1A C^	4.10%	12/20/2031	464,686
Total Asset Backed Securities (Cost $13,094,214)				13,625,660

Corporate Bonds & Notes — 1.4%
1,250,000	Darden Restaurants, Inc.	3.85%	05/01/2027	1,371,613
800,000	Enterprise Products Operating LLC
	(Fixed until 08/16/2022, then 3 Month LIBOR USD + 2.99%)	4.88%	08/16/2077	773,996
460,000	Land O’Lakes, Inc.^	7.25%	07/14/2027	451,626
1,000,000	Marriott International, Inc.	4.65%	12/01/2028	1,161,273
Total Corporate Bonds & Notes (Cost $3,622,640)				3,758,508

Municipal Bonds — 0.2%
600,000	Colorado Health Facilities Authority	2.80%	12/01/2026	613,572
Total Municipal Bonds (Cost $600,000)				613,572

U.S. Treasury Notes — 4.7%
13,000,000	United States Treasury Note	0.38%	03/31/2022	13,043,418
Total U.S. Treasury Notes (Cost $13,030,829)				13,043,418

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Shares	Security Description	Value $

Preferred Stocks — 0.6%
32,768	AGNC Investment Corp., Series C, 7.00%
	(Fixed until 10/15/2022, then 3 Month LIBOR USD + 5.11%)	835,256
35,000	Annaly Capital Management, Inc., Series G, 6.50%
	(Fixed until 03/31/2023, then 3 Month LIBOR USD + 4.17%)	862,050
Total Preferred Stocks (Cost $1,664,865)		1,697,306

Short-Term Investments — 4.3%

Money Market Funds — 4.3%
11,915,901	First American Government Obligations Fund — Class Z, 0.03%*	11,915,901
Total Short-Term Investments (Cost $11,915,901)		11,915,901
Total Investments — 110.4% (Cost $294,432,179)		306,509,879
Liabilities in Excess of Other Assets — (10.4)%		(28,820,706)
NET ASSETS — 100.0%		$277,689,173

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest Only Security
*	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets
Mortgage Backed Securities	94.3%
Asset Backed Securities	4.9%
U.S. Treasury Notes	4.7%
Money Market Funds	4.3%
Corporate Bonds & Notes	1.4%
Preferred Stocks	0.6%
Municipal Bonds	0.2%
Other Assets and Liabilities	(10.4)%
100.0%

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures	(150)	03/31/2021	$(18,879,380)	$(18,924,609)	$(45,229)
U.S. Treasury 10-Year Ultra Note Futures	(60)	03/22/2021	(9,418,310)	(9,381,563)	36,747
			$(28,297,690)	$(28,306,172)	$(8,482)

There is no variation margin due to or from the Fund as of the date of this report.

Schedule of Securities Sold Short
December 31, 2020 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (1.9)%
5,000,000	FNMA, 3.0%, Due TBA January	3.00%	01/15/2051	(5,239,062)
Total Mortgage Backed Securities (Proceeds $5,229,297)				$(5,239,062)

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
December 31, 2020

Dear Shareholders:

During the six-month period ended December 31, 2020, the Brown Advisory – WMC Strategic European Equity Fund – Institutional Shares (the “Fund”) increased 19.47% in value. During the same period, the MSCI Europe Index (the “Index”), the Fund’s benchmark, increased 20.83%.

For the six-month period ended December 31, 2020, the Fund modestly underperformed the Index. Sector allocation, a result of our bottom-up stock selection process, detracted from relative performance, driven by the Fund’s overweight to health care and underweight to consumer discretionary. This was partially offset by our overweight to industrials and lack of exposure to energy, which positively contributed. Stock selection contributed positively to relative performance within health care, industrials and consumer staples. This was partially offset by weak stock selection in financials and consumer discretionary.

From an individual stock perspective, our top relative detractors were UCB (health care), GlaxoSmithKline (health care) and Fresenius (health care). Our top relative contributors were Trelleborg (industrials), Merck (health care), and Roche Holding (health care). During the period, we initiated new positions in Bureau Veritas, WPP and Fluidra. We eliminated positions in AMSL Holding, Knorr-Bremse and ASM International.

UCB is a Belgian biopharmaceutical company. While there was no big news that moved shares in the fourth quarter, the weaker performance is likely the result of the stock settling after a strong run in the beginning of the year (and in sympathy with pharmaceuticals broadly). The company’s Osteopetrosis drug, Evenity, came to market and did well which was positive; however, we believe it is still not priced into the stock.

Trelleborg is a Swedish engineering group focused on polymer technology. Shares rose during the period after the company launched a new e-commerce site, Seals-Shop, which currently sells valve and component repair kits with the intention to expand into other product lines in the future.

Sincerely,

C. Dirk Enderlein, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater in emerging markets. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 95.4%

Austria — 0.3%
65,488	Porr AG*	1,032,654

Belgium — 3.8%
133,425	UCB S.A.	13,782,367

Czech Republic — 0.2%
25,079	Komercni banka, a.s.*	766,801

Denmark — 0.7%
5,693	ALK-Abello A/S*	2,344,980

France — 12.2%
63,667	Amundi S.A.*	5,188,947
174,848	Bureau Veritas S.A.*	4,667,492
414,857	Elior Group S.A.	2,788,488
516,849	Elis S.A.*	8,562,090
94,845	Legrand S.A.	8,484,462
26,543	Pernod Ricard S.A.	5,097,460
67,870	Safran S.A.*	9,619,420
		44,408,359
Germany — 15.1%
30,600	Beiersdorf AG	3,517,743
106,062	Brenntag AG	8,247,494
236,270	Fresenius SE & Co. KGaA	10,925,489
22,522	Hannover Rueck SE	3,589,000
109,753	Hensoldt AG*	1,870,401
70,454	Jenoptik AG	2,152,006
28,679	Merck KGaA	4,918,833
162,131	Siemens Healthineers AG	8,343,419
231,180	United Internet AG	9,731,486
28,406	Washtec AG*	1,529,671
		54,825,542
Italy — 0.0%
4,669	MARR SpA*	96,189

Netherlands — 7.0%
111,254	Heineken NV	12,383,565
170,414	QIAGEN NV*	8,837,454
51,674	Wolters Kluwer NV	4,354,825
		25,575,844
Portugal — 1.9%
416,425	Jeronimo Martins SGPS S.A.	6,999,946

Spain — 3.7%
292,442	Almirall S.A.	3,892,718
144,626	Fluidra S.A.	3,712,749
57,483	Laboratorios Farmaceuticos Rovi S.A.*	2,661,478
43,772	Viscofan S.A.	3,098,638
		13,365,583
Sweden — 13.0%
456,909	Alfa Laval AB*	12,618,220
360,387	Assa Abloy AB	8,905,889
200,318	Cloetta AB	595,143
211,890	Epiroc AB	3,851,044
314,611	Hexpol AB*	3,368,436
108,928	Swedish Match AB	8,476,863
418,353	Trelleborg AB*	9,292,461
		47,108,056
Switzerland — 12.2%
184,742	Julius Baer Group, Ltd.	10,643,269
198,953	Novartis AG	18,733,007
1,053,797	UBS Group AG	14,837,292
		44,213,568
United Kingdom — 25.3%
1,380,013	Beazley PLC	6,880,729
190,855	Bunzl PLC	6,372,261
295,006	Compass Group PLC	5,502,273
1,427,041	ConvaTec Group PLC	3,874,114
59,654	Diageo PLC	2,360,440
719,296	Electrocomponents PLC	8,552,714
805,084	GlaxoSmithKline PLC	14,731,427
29,230	Hikma Pharmaceuticals PLC	1,004,655
20,258	IMI PLC	322,820
339,506	Lancashire Holdings Ltd.	3,367,540
573,316	Prudential PLC	10,542,138
790,449	Rotork PLC	3,438,335
432,271	Smith & Nephew PLC	8,979,354
318,073	Smiths Group PLC	6,542,456
91,231	Softcat PLC	1,716,053
118,744	Spectris PLC	4,573,596
286,138	WPP PLC	3,100,595
		91,861,500
Total Common Stocks (Cost $272,258,876)		346,381,389

Preferred Stocks — 0.8%

Germany — 0.8%
51,394	Fuchs Petrolub SE	2,899,761
Total Preferred Stocks (Cost $2,037,544)		2,899,761

Short-Term Investments — 3.6%

Money Market Funds — 3.6%
13,243,028	First American Government
	Obligations Fund — Class Z, 0.03%#	13,243,028
Total Short-Term Investments (Cost $13,243,028)		13,243,028
Total Investments — 99.8% (Cost $287,539,448)		362,524,178
Other Assets in Excess of Liabilities — 0.2%		724,036
NET ASSETS — 100.0%		$363,248,214

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
December 31, 2020 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets
United Kingdom	25.3%
Germany	15.9%
Sweden	13.0%
France	12.2%
Switzerland	12.2%
Netherlands	7.0%
Belgium	3.8%
Spain	3.7%
Money Market Funds	3.6%
Portugal	1.9%
Denmark	0.7%
Austria	0.3%
Czech Republic	0.2%
Italy	0.0%
Other Assets and Liabilities	0.2%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
A Message to Our Shareholders
December 31, 2020

Dear Shareholders:

During the six-month period ended December 31, 2020, the Brown Advisory Emerging Markets Select Fund – Institutional Shares (the “Fund”) increased 33.06% in value. During the same period, the FTSE Emerging Index (the “Index”), the Fund’s benchmark, increased 28.37%.

During the period, the Fund performed well in Asia, the largest regional exposure in the Index. The Fund’s relative performance in China was strong even as Chinese equity markets rallied on positive COVID-19 news. The Fund’s overweight to South Korea, a country with no exposure in the Index, was also beneficial to performance as South Korea outperformed the broader region fueled by a COVID-19-based recovery, low interest rates and retail investor excitement. The Fund’s overweight exposure to Hong Kong marginally detracted from relative returns over the six-month period as political pressures continue to weigh on returns within the country.

From a sector perspective, stock selection in financials and consumer staples were both strong during the period. An overweight to information technology was also a positive contributor to returns during the six-month period as investors flocked to internet and software companies in response to the perceived tailwinds from the pandemic’s work-from-home environment. An overweight to utilities detracted from returns during the period.

From an individual stock perspective, Taiwan Semiconductor and Samsung Electronics, the largest two positions in the portfolio, were the Fund’s top contributors as semiconductor companies rallied during the period. Shimao Group, a Chinese real estate developer, detracted from performance along with broader real estate market stress and China Mobile, a Chinese telecom company, that fell on news that it would be delisted from U.S. exchanges as a result of American sanctions.

During the six-month period, portfolio turnover was focused on opportunities to reallocate capital from top performers to laggards. Technology and consumer companies were trimmed on strong performance and high valuation in favor of more cyclical companies, like financials, that underperformed due to economic weakness.

Overall, we continue to believe the Fund is positioned to benefit from the current economic recovery occurring across Asia as we feel there is meaningful upside in mispriced value opportunities across emerging markets.

Sincerely,

Chris H. Bartlett
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund invests in smaller and medium-sized companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 94.4%

Brazil — 1.1%
1,443,300	Ambev S.A.	4,363,292

China — 36.2%
663,902	AIA Group, Ltd.	8,090,391
32,800	Alibaba Group Holding, Ltd.*	953,973
59,260	Alibaba Group Holding, Ltd. ADR*	13,791,580
20,123	Baidu, Inc. ADR*	4,351,397
387,400	Beijing Oriental Yuhong
	Waterproof Technology Co., Ltd.	2,299,963
3,187,000	China Construction Bank Corp.	2,403,887
577,891	China Mengniu Dairy Co., Ltd.*	3,484,190
455,954	China Merchants Bank Co., Ltd.	2,884,385
199,500	China Mobile, Ltd.	1,137,240
393,368	China Resources Beer Holdings Co., Ltd.	3,617,339
3,254,000	China Resources Power Holdings Co., Ltd.	3,502,808
103,081	China Tourism Group Duty Free Corp., Ltd.	4,461,615
1,445,811	Dongfeng Motor Group Co., Ltd.	1,689,475
452,000	Galaxy Entertainment Group Ltd.	3,518,613
99,016	Hong Kong Exchanges & Clearing Ltd.	5,431,199
7,500	Huazhu Group Ltd.*	337,096
68,599	Huazhu Group Ltd. ADR	3,089,013
1,164,000	Industrial & Commercial Bank of China, Ltd.	747,858
10,603	Kweichow Moutai Co., Ltd.	3,240,263
3,774,000	Lenovo Group, Ltd.	3,567,905
397,384	Longfor Group Holdings, Ltd.	2,324,488
199,300	Midea Group Co., Ltd.	3,001,539
24,349	New Oriental Education &
	Technology Group, Inc. ADR*	4,524,288
685,500	Ping An Bank Co., Ltd.	2,028,481
447,498	Ping An Insurance Group Co. of China, Ltd.	5,445,879
456,100	Sany Heavy Industry Co., Ltd.	2,444,706
985,946	Shimao Group Holdings Ltd.	3,140,543
55,745	TAL Education Group ADR*	3,986,325
212,558	Tencent Holdings, Ltd.	15,294,355
197,590	Tencent Music Entertainment Group ADR*	3,801,632
256,236	Trip.com Group, Ltd. ADR*	8,642,840
112,244	WuXi AppTec Co., Ltd.	2,201,916
1,147,000	Yue Yuen Industrial Holdings Ltd.	2,389,080
59,326	Yum China Holdings, Inc.	3,386,921
14,026	Zai Lab Ltd. ADR*	1,898,279
		137,111,462
Czech Republic — 0.8%
128,318	CEZ AS	3,077,592

Hungary — 0.7%
55,507	OTP Bank PLC*	2,501,399

India — 11.7%
784,165	Ambuja Cements, Ltd.	2,674,259
101,395	Apollo Hospitals Enterprise, Ltd.	3,345,713
173,847	Aurobindo Pharma, Ltd.	2,189,199
54,153	Bajaj Finance Ltd.	3,931,796
138,784	Escorts, Ltd.	2,398,908
148,896	Housing Development Finance Corp., Ltd.	5,216,713
350,131	ICICI Bank, Ltd.*	2,574,649
173,360	Larsen & Toubro, Ltd.	3,062,156
366,963	Mahindra & Mahindra Ltd.	3,628,973
2,567,802	NTPC, Ltd.	3,496,348
203,333	Reliance Industries Ltd.	5,532,474
789,930	State Bank of India*	2,978,617
594,424	Wipro, Ltd.	3,148,625
		44,178,430
Indonesia — 2.1%
1,152,178	Bank Central Asia Tbk PT	2,777,360
4,680,400	Bank Mandiri Persero Tbk PT	2,112,027
10,056,200	Bank Rakyat Indonesia Persero Tbk PT	2,989,743
		7,879,130
Philippines — 0.7%
829,132	Universal Robina Corp.	2,631,526

Russia — 2.6%
81,762	LUKOIL PJSC ADR	5,560,881
744,250	Rosneft Oil Co. PJSC GDR	4,196,564
		9,757,445
Singapore — 1.7%
189,922	DBS Group Holdings, Ltd.	3,599,161
772,308	Wilmar International, Ltd.	2,719,163
		6,318,324
South Africa — 0.5%
203,017	Sasol, Ltd.*	1,846,469

South Korea — 14.2%
106,320	DB Insurance Co., Ltd.	4,284,771
23,720	Hana Financial Group, Inc.	755,514
82,797	Hankook Tire & Technology Co., Ltd.	3,008,037
11,222	Hugel, Inc.*	1,941,469
32,800	KB Financial Group, Inc.*	1,302,719
37,575	Korea Shipbuilding &
	Offshore Engineering Co., Ltd.*	3,763,212
1,735	LG Household & Health Care, Ltd.	2,589,531
29,020	POSCO	7,251,503
286,714	Samsung Electronics Co., Ltd.	21,410,517
88,440	Shinhan Financial Group Co., Ltd.*	2,624,287
46,030	SK Hynix, Inc.*	5,027,788
		53,959,348
Taiwan — 14.1%
208,471	Advantech Co., Ltd.	2,602,419
445,000	Catcher Technology Co., Ltd.	3,272,090
299,220	Chroma ATE, Inc.	1,793,688
1,969,000	Compal Electronics, Inc.	1,453,057
411,335	Delta Electronics, Inc.	3,857,477
156,740	Globalwafers Co., Ltd.	3,959,538
1,699,000	Hon Hai Precision Industry Co., Ltd.	5,570,928
851,000	Lite-On Technology Corp.	1,509,870
177,288	MediaTek, Inc.	4,727,789
1,314,457	Taiwan Semiconductor
	Manufacturing Co., Ltd.	24,866,204
		53,613,060

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Shares	Security Description	Value $

Common Stocks — (Continued)

Thailand — 1.5%
629,600	Bangkok Bank PCL NVDR	2,494,191
1,062,300	Siam Commercial Bank PCL NVDR	3,100,077
		5,594,268
Turkey — 1.5%
2,279,143	Akbank T.A.S.*	2,113,910
203,715	Ford Otomotiv Sanayi A.S.	3,456,579
		5,570,489
United Arab Emirates — 0.7%
1,682,376	Abu Dhabi Commercial Bank PJSC	2,847,361

United Kingdom — 1.9%
149,373	Antofagasta PLC	2,930,579
655,159	Standard Chartered PLC*	4,160,230
		7,090,809
United States — 2.4%
73,098	Cognizant Technology Solutions Corp.	5,990,381
181,284	Flex, Ltd.*	3,259,486
		9,249,867
Total Common Stocks (Cost $267,208,691)		357,590,271

Preferred Stocks — 1.8%

Brazil — 1.4%
1,484,649	Cia Energetica de Minas Gerais	4,186,105
178,500	Itau Unibanco Holding S.A.	1,092,438
		5,278,543
South Korea — 0.4%
16,831	Hyundai Motor Co.	1,374,892
Total Preferred Stocks (Cost $6,918,389)		6,653,435

Short-Term Investments — 3.4%

Money Market Funds — 3.4%
12,970,913	First American Government
	Obligations Fund — Class Z, 0.03%#	12,970,913
Total Short-Term Investments (Cost $12,970,913)		12,970,913
Total Investments — 99.6% (Cost $287,097,993)		377,214,619
Other Assets in Excess of Liabilities — 0.4%		1,478,018
NET ASSETS — 100.0%		$378,692,637

* Non-Income Producing
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
NVDR — Non-Voting Depositary Receipt
# Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets
China	36.2%
South Korea	14.6%
Taiwan	14.1%
India	11.7%
Money Market Funds	3.4%
Russia	2.6%
Brazil	2.5%
United States	2.4%
Indonesia	2.1%
United Kingdom	1.9%
Singapore	1.7%
Thailand	1.5%
Turkey	1.5%
Czech Republic	0.8%
United Arab Emirates	0.7%
Philippines	0.7%
Hungary	0.7%
South Africa	0.5%
Other Assets and Liabilities	0.4%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
December 31, 2020

Dear Shareholders:

During the six-month period ended December 31, 2020, the Brown Advisory – Beutel Goodman Large-Cap Value Fund – Institutional Shares (the “Fund”) increased 20.97% in value. During the same period, the Russell 1000® Value Index (the “Index”), the Fund’s benchmark, increased 22.75%.

The year 2020 will certainly be remembered for being one of the most eventful years in recent memory, with volatility abounding amid trade uncertainties, rising political and social tensions, a (hopefully short-lived) recession, and the COVID-19 pandemic that began to escalate in the fall after a brief summer hiatus. The U.S. equity market rally that restarted in late March continued in July and August, but subsequently lost some steam in early September. After an alarming resurgence of the pandemic and a nail-biter of a U.S. presidential election in the fourth quarter, the world seemingly drew a collective sigh of relief as we shut the door for good on 2020. The devastating toll of the global pandemic on both human life and the economy cannot be overstated. However, going into 2021, we believe there is also significant reason for optimism in the months ahead. This surge was driven primarily by good news on the vaccine front, the continued commitment of central banks to hold interest rates at the lower zero bound range until inflation is at or through the target levels, and, after months of political wrangling, the passing of an additional $900 billion stimulus bill.

Stock selection and allocation effects were the key drivers of performance over the period, with the most meaningful contributions coming from the Fund’s industrials, energy, utilities and real estate sector names and sector weights. The Fund’s sector weights are purely a function of our bottom-up fundamental view of stocks; accordingly, this discussion will focus on absolute contributions to performance.

At the individual security level, Ingersoll-Rand was the most notable contributor on an absolute-return basis, following results that demonstrated higher margins year over year, which offset lower revenues across their various business lines, and specifically in their core industrials segment. We believe the company continues to be well-positioned to navigate through a challenging environment.

Kellogg was the most meaningful detractor on an absolute basis, as the company’s share price lagged the market despite management raising its full-year earnings guidance again as the company continued to benefit from the COVID-19-related sales boost. Kellogg is reinvesting these proceeds back into the business in brand building, ongoing e-commerce capabilities, emerging markets, and increased capacity. That said, we take a long-term view with all of our holdings, and with continuing good execution, we believe our target should be achieved.

During the period, we initiated one-third process-driven sales on Kimberly Clark, BlackRock, Amgen, Cummins, Parker-Hannifin, PPG Industries, KLA Corp., Trane Technologies after they reached our target prices. After completing our post-one-third sale reviews, we subsequently fully exited our positions in BlackRock, KLA Corp and Trane Technologies. We redeployed the proceeds of the sales into both new and existing holdings.

We initiated new positions in TE Connectivity and eBay Inc. TE Connectivity is the world leader in connectivity and sensor solutions, commanding almost 15% of the $67 billion global connector market. The company manufactures harsh environment connectors (50% of sales), sensors (7% of sales), and related components such as antennas, relays, heat shrink tubing, wire, and cable. In many cases, multiple products are sold as one integrated system or “solution”. eBay was founded in 1995 as a consumer-to-consumer auction platform that gained tremendous popularity in the late 1990s. The company generates attractive returns and operates in an industry growing by double digits, but we believe that it has been woefully mismanaged throughout much of its history. Dramatic changes have occurred at eBay over the last year that have left the company poised to stabilize growth rates in its core marketplace. Highlights include: (1) a sale of the StubHub and Classifieds businesses for a combined $13.6 billion, (2) a severing of the exclusive relationship with PayPal, (3) the hiring of a new and credible CEO, and (4) positive changes to the board of directors. Under new leadership with a newfound focus, combined with the divestment of non-core businesses, eBay has emerged a focused marketplace company for the first time in twenty years. For a “relic”, a refocused eBay finds itself in the enviable position of having carved out a lucrative niche, that of the internet’s most beloved flea market, with a loyal and growing consumer-seller base, in a growing market.

We also added to our holdings in American Express, Campbell Soup, Flowserve, Merck, Omnicom, Verizon Communications, Amgen, Kellogg, NortonLifeLock, Wabtec Corp. and SEI Investments.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
December 31, 2020

The third and fourth quarters of 2020 saw a welcome narrowing in the return gap between value and growth stocks. Even with the narrowing effect, captured almost exclusively by the one-day dramatic rotation to value on the day Pfizer announced its vaccine efficacy results, the gap between growth and value remains wide. We define value on our own terms, and we do not fit into traditional molds of what value investing is thought to be. Despite the momentum market we have found ourselves in (whereby valuation has been for the most part ignored), we have been able to take advantage of some of the volatility earlier in the year and add new quality companies to our portfolios. We have also taken advantage of the upside volatility, executing many one-third sales as markets rebounded strongly and stocks hit our target prices, and exiting holdings when valuations became stretched beyond our intrinsic value target prices.

In terms of our forward outlook, we refrain from making predictions about the future when it comes to anything other than the fundamentals of the businesses we own. While value could remain in favor and continue to close the gap with growth stocks that has built over the past decade, the opposite could also be true. We do not know, and in the end, we are not concerned with things outside of our control as they do not affect our approach. We continue to focus on monitoring our holdings and scouring the market for quality companies trading at discounts to our estimate of their intrinsic value. We do not believe the grass is greener on the other side, as our portfolios reflect higher quality fundamentals and lower valuations – in our view a winning long-term combination. We do not know when the quality of our holdings will be recognized by the market, but if we follow our disciplined process, we expect to be rewarded with strong long-term performance.

Moving in to 2021, the portfolio is still trading at a discount to intrinsic value and to the market overall. As a result, while the market appears expensive and expectations are high, we do not believe our outlook for the growth and profitability of the businesses we own is stretched, and we remain positive that more of our holdings should begin to outperform in the years ahead.

Sincerely,

Rui Cardoso, CFA
Portfolio Manager

Glenn Fortin, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, the Fund is susceptible to risks from investments in derivatives, private placements, REITs, and its investments in other investment companies. The Fund is non-diversified, which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers. Investment by the Fund in securities of a limited number of issuers exposes it to greater risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers. If a Fund is non-diversified, then its investments are not required to meet certain requirements under Federal law. A non-diversified fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. The risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions ad risks that the derivative transactions may not be liquid.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 95.4%

Communication Services — 14.3%
650,660	Comcast Corp.	34,094,584
586,072	Omnicom Group, Inc.	36,553,310
555,850	Verizon Communications, Inc.	32,656,188
		103,304,082
Consumer Discretionary — 9.6%
12,415	AutoZone, Inc.*	14,717,238
491,830	eBay, Inc.	24,714,458
824,759	Harley-Davidson, Inc.	30,268,654
		69,700,350
Consumer Staples — 9.9%
491,220	Campbell Soup Co.	23,750,487
512,971	Kellogg Co.	31,922,185
116,800	Kimberly-Clark Corp.	15,748,144
		71,420,816
Financials — 13.8%
320,750	American Express Co.	38,781,883
177,440	Ameriprise Financial, Inc.	34,481,914
98,280	JPMorgan Chase & Co.	12,488,440
251,930	SEI Investments Co.	14,478,417
		100,230,654
Health Care — 12.4%
329,051	AmerisourceBergen Corp.	32,168,026
141,855	Amgen, Inc.	32,615,301
307,885	Merck & Co., Inc.	25,184,993
		89,968,320
Industrials — 16.6%
81,955	Cummins, Inc.	18,611,981
781,854	Flowserve Corp.	28,811,320
788,874	Ingersoll Rand, Inc.*	35,941,098
29,250	Parker-Hannifin Corp.	7,967,993
398,815	Westinghouse Air Brake Technologies Corp.	29,193,258
		120,525,650
Information Technology — 16.8%
463,877	Amdocs, Ltd.	32,902,796
1,361,350	NortonLifeLock, Inc.	28,288,853
596,370	Oracle Corp.	38,579,176
180,510	TE Connectivity, Ltd.	21,854,346
		121,625,171
Materials — 2.0%
99,485	PPG Industries, Inc.	14,347,727
Total Common Stocks (Cost $593,291,107)		691,122,770

Short-Term Investments — 4.3%

Money Market Funds — 4.3%
31,079,412	First American Government
	Obligations Fund — Class Z, 0.03%#	31,079,412
Total Short-Term Investments (Cost $31,079,412)		31,079,412
Total Investments — 99.7% (Cost $624,370,519)		722,202,182
Other Assets in Excess of Liabilities — 0.3%		2,469,403
NET ASSETS — 100.0%		$724,671,585

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

PORTFOLIO HOLDINGS
% of Net Assets
Information Technology	16.8%
Industrials	16.6%
Communication Services	14.3%
Financials	13.8%
Health Care	12.4%
Consumer Staples	9.9%
Consumer Discretionary	9.6%
Money Market Funds	4.3%
Materials	2.0%
Other Assets and Liabilities	0.3%
100.0%

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2020 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$1,530,757,046	$252,598,743	$42,629,839	$3,082,242,898
Net unrealized appreciation (depreciation)	1,712,776,313	336,820,281	40,534,036	1,624,347,930
Total investments, at market value	3,243,533,359	589,419,024	83,163,875	4,706,590,828
Receivables:
Investments sold	487,481	—	—	—
Fund shares sold	3,397,801	444,543	33,900	20,909,646
Interest and dividends	504,875	105,346	145,758	1,835,624
Prepaid expenses and other assets	92,958	39,958	49,768	182,381
Total Assets	3,248,016,474	590,008,871	83,393,301	4,729,518,479
LIABILITIES
Payables:
Investments purchased	14,603,420	—	—	18,790,070
Fund shares redeemed	1,673,469	219,359	71,425	3,624,420
Accrued Liabilities:
Investment advisory fees	1,537,201	214,439	39,620	2,107,009
Service fees	144,933	53,408	7,665	251,954
Administration, accounting and transfer agent fees	237,236	44,586	6,313	311,747
Business management fees	134,611	24,682	3,510	191,591
Trustee fees	29,054	5,536	893	20,033
Distribution fees	5,650	1,022	209	82,307
Professional fees	61,905	21,778	12,453	74,940
Custody fees	18,038	3,758	684	22,063
Other liabilities	12,671	5,189	4,387	87,657
Total Liabilities	18,458,188	593,757	147,159	25,563,791
NET ASSETS	$3,229,558,286	$589,415,114	$83,246,142	$4,703,954,688

COMPONENTS OF NET ASSETS
Paid-in capital	$1,412,353,422	$248,492,406	$42,380,599	$3,092,228,434
Total distributable earnings (loss)	1,817,204,864	340,922,708	40,865,543	1,611,726,254
NET ASSETS	$3,229,558,286	$589,415,114	$83,246,142	$4,703,954,688
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$2,077,397,815	$164,594,224	$22,841,101	$2,637,692,917
Shares outstanding (unlimited shares authorized)	62,548,321	5,677,755	1,607,972	67,272,093
Net asset value per share	$33.21	$28.99	$14.20	$39.21
Investor Shares:
Net assets	$1,123,401,788	$419,918,699	$59,396,982	$1,664,200,654
Shares outstanding (unlimited shares authorized)	34,359,081	14,518,199	4,182,551	43,056,296
Net asset value per share	$32.70	$28.92	$14.20	$38.65
Advisor Shares:
Net assets	$28,758,683	$4,902,191	$1,008,059	$402,061,117
Shares outstanding (unlimited shares authorized)	942,859	169,578	71,026	10,638,520
Net asset value per share	$30.50	$28.91	$14.19	$37.79
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2020 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	GLOBAL
	GROWTH	GROWTH	FUNDAMENTAL	LEADERS
	FUND	FUND	VALUE FUND	FUND
ASSETS
Investments:
Total investments, at cost	$118,434,876	$1,485,059,607	$697,127,881	$680,350,778
Net unrealized appreciation (depreciation)	55,185,300	849,645,567	262,763,073	290,455,150
Total investments, at market value	173,620,176	2,334,705,174	959,890,954	970,805,928
Foreign currency (Cost of $—, $—, $— and $35,501, respectively.)	—	—	—	35,501
Receivables:
Investments sold	—	18,104,760	—	—
Fund shares sold	541,439	4,484,844	3,205,119	8,690,639
Interest and dividends	27,841	691,514	1,049,727	547,831
Prepaid expenses and other assets	31,768	103,251	56,262	45,622
Total Assets	174,221,224	2,358,089,543	964,202,062	980,125,521
LIABILITIES
Payables:
Investments purchased	—	27,005,235	2,059,163	2,424,172
Fund shares redeemed	59,551	3,603,025	367,134	23,976
Accrued Liabilities:
Investment advisory fees, net	93,595	1,610,117	683,216	511,730
Service fees	4,021	93,155	66,313	10,285
Administration, accounting and transfer agent fees	12,590	160,900	69,074	69,249
Business management fees	7,200	94,713	40,189	39,364
Trustee fees	1,020	19,016	11,374	5,091
Distribution fees	—	3,106	1,013	—
Professional fees	12,796	40,046	28,299	27,268
Custody fees	1,946	11,557	8,385	21,318
Other liabilities	5,611	62,168	14,902	10,538
Total Liabilities	198,330	32,703,038	3,349,062	3,142,991
NET ASSETS	$174,022,894	$2,325,386,505	$960,853,000	$976,982,530

COMPONENTS OF NET ASSETS
Paid-in capital	$117,751,747	$1,442,850,031	$803,231,099	$709,402,043
Total distributable earnings (loss)	56,271,147	882,536,474	157,621,901	267,580,487
NET ASSETS	$174,022,894	$2,325,386,505	$960,853,000	$976,982,530
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$143,901,598	$1,549,095,905	$434,397,886	$893,852,510
Shares outstanding (unlimited shares authorized)	7,873,476	26,767,437	18,108,186	43,859,079
Net asset value per share	$18.28	$57.87	$23.99	$20.38
Investor Shares:
Net assets	$30,121,296	$761,516,281	$521,751,378	$83,130,020
Shares outstanding (unlimited shares authorized)	1,654,953	26,362,787	21,771,395	4,086,351
Net asset value per share	$18.20	$28.89	$23.96	$20.34
Advisor Shares:
Net assets	$—	$14,774,319	$4,703,736	$—
Shares outstanding (unlimited shares authorized)	—	537,223	197,136	—
Net asset value per share	$—	$27.50	$23.86	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2020 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	INTERMEDIATE	TOTAL	SUSTAINABLE	MARYLAND
	INCOME	RETURN	BOND	BOND
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Investments — unaffiliated, at cost	$157,523,910	$463,476,838	$195,378,790	$166,895,676
Investments — affiliated, at cost (Note 3)	21,527,744	—	—	—
Total investments, at cost	179,051,654	463,476,838	195,378,790	166,895,676
Net unrealized appreciation (depreciation) — unaffiliated	5,122,751	21,949,384	8,365,548	7,917,454
Net unrealized appreciation (depreciation) — affiliated (Note 3)	526,652	—	—	—
Total net unrealized appreciation (depreciation)	5,649,403	21,949,384	8,365,548	7,917,454
Investments – unaffiliated, at market value	162,646,661	485,426,222	203,744,338	174,813,130
Investments – affiliated, at market value (Note 3)	22,054,396	—	—	—
Total investments, at market value	184,701,057	485,426,222	203,744,338	174,813,130
Cash deposit at broker — futures contracts (Note 6)	125,370	697,698	447,495	—
Gross unrealized appreciation — futures contracts (Note 6)	—	165,401	100,528	—
Receivables:
Investments sold	431	5,234,714	—	—
Fund shares sold	2,215,000	2,180,736	663,720	275,613
Interest and dividends	739,400	2,658,701	960,586	2,444,517
Prepaid expenses and other assets	26,119	50,131	53,080	7,784
Total Assets	187,807,377	496,413,603	205,969,747	177,541,044
LIABILITIES
Securities sold short (Proceeds of $—, $5,229,297, $—, and $—)	—	5,239,062	—	—
Gross unrealized depreciation — futures contracts (Note 6)	—	542,962	193,746	—
Payables:
Investments purchased	—	30,913,469	6,213,295	—
Fund shares redeemed	1,500	261,929	8,287	32,627
Distribution to shareholders	—	—	—	260,868
Accrued Liabilities:
Investment advisory fees, net	41,503	116,869	49,310	45,164
Service fees	7,864	268	141	7,527
Administration, accounting and transfer agent fees	19,829	48,321	22,925	19,459
Business management fees	7,864	19,478	8,218	7,527
Trustee fees	1,237	3,477	973	1,372
Distribution fees	786	—	—	—
Professional fees	14,124	22,541	13,612	14,507
Custodian fees	3,281	4,233	1,918	790
Other liabilities	5,638	5,973	3,818	3,941
Total Liabilities	103,626	37,178,582	6,516,243	393,782
NET ASSETS	$187,703,751	$459,235,021	$199,453,504	$177,147,262

COMPONENTS OF NET ASSETS
Paid-in capital	$181,073,925	$437,077,174	$190,278,692	$172,288,445
Total distributable earnings (loss)	6,629,826	22,157,847	9,174,812	4,858,817
NET ASSETS	$187,703,751	$459,235,021	$199,453,504	$177,147,262
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$453,651,771	$196,040,615	$—
Shares outstanding (unlimited shares authorized)	—	42,622,142	18,578,790	—
Net asset value per share	$—	$10.64	$10.55	$—
Investor Shares:
Net assets	$183,998,979	$5,583,250	$3,412,889	$177,147,262
Shares outstanding (unlimited shares authorized)	16,465,660	524,653	323,402	16,315,032
Net asset value per share	$11.17	$10.64	$10.55	$10.86
Advisor Shares:
Net assets	$3,704,772	$—	$—	$—
Shares outstanding (unlimited shares authorized)	339,078	—	—	—
Net asset value per share	$10.93	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2020 (Unaudited)

				BROWN
		BROWN		ADVISORY –
	BROWN	ADVISORY	BROWN	WMC
	ADVISORY	TAX-EXEMPT	ADVISORY	STRATEGIC
	TAX-EXEMPT	SUSTAINABLE	MORTGAGE	EUROPEAN
	BOND	BOND	SECURITIES	EQUITY
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$1,102,772,640	$192,308,851	$294,432,179	$287,539,448
Net unrealized appreciation (depreciation)	53,540,750	3,330,181	12,077,700	74,984,730
Total investments, at market value	1,156,313,390	195,639,032	306,509,879	362,524,178
Cash	—	1,553,037	—	—
Foreign currency (Cost of $—, $—, $— and $, respectively.)	—	—	—	473
Cash deposit at broker — futures contracts (Note 6)	—	—	282,674	—
Gross unrealized appreciation — futures contracts (Note 6)	—	—	36,747	—
Receivables:
Investments sold	—	—	5,264,529	83,274
Fund shares sold	8,826,130	367,375	462,118	498,603
Interest and dividends	7,909,980	1,870,795	1,455,669	3,475,567
Prepaid expenses and other assets	59,959	40,457	39,436	43,927
Total Assets	1,173,109,459	199,470,696	314,051,052	366,626,022
LIABILITIES
Securities sold short (Proceeds of $—, $—, $5,229,297, and $—)	—	—	5,239,062	—
Gross unrealized depreciation — futures contracts (Note 6)	—	—	45,229	—
Payables:
Investments purchased	—	—	30,918,885	2,844,452
Fund shares redeemed	390,512	3,149	7,833	160,659
Distribution to shareholders	1,825,553	181,910	—	—
Accrued Liabilities:
Investment advisory fees	296,552	52,208	71,306	274,265
Service fees	410	8,701	953	4,525
Administration, accounting and transfer agent fees	95,004	21,712	40,311	26,763
Business management fees	49,426	8,701	11,884	15,237
Trustee fees	7,780	966	1,960	3,982
Distribution fees	—	—	—	773
Professional fees	34,248	13,444	17,488	18,141
Custodian fees	6,618	1,135	2,484	21,774
Other liabilities	18,915	5,354	4,484	7,237
Total Liabilities	2,725,018	297,280	36,361,879	3,377,808
NET ASSETS	$1,170,384,441	$199,173,416	$277,689,173	$363,248,214

COMPONENTS OF NET ASSETS
Paid-in capital	$1,137,736,415	$195,850,414	$270,006,896	$304,166,653
Total distributable earnings (loss)	32,648,026	3,323,002	7,682,277	59,081,561
NET ASSETS	$1,170,384,441	$199,173,416	$277,689,173	$363,248,214
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$1,160,773,514	$—	$254,874,292	$326,057,340
Shares outstanding (unlimited shares authorized)	111,915,952	—	24,167,242	27,644,701
Net asset value per share	$10.37	$—	$10.55	$11.79
Investor Shares:
Net assets	$9,610,927	$199,173,416	$22,814,881	$33,604,043
Shares outstanding (unlimited shares authorized)	926,319	19,780,924	2,160,464	2,857,781
Net asset value per share	$10.38	$10.07	$10.56	$11.76
Advisor Shares:
Net assets	$—	$—	$—	$3,586,831
Shares outstanding (unlimited shares authorized)	—	—	—	308,140
Net asset value per share	$—	$—	$—	$11.64

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
December 31, 2020 (Unaudited)

	BROWN	BROWN
	ADVISORY	ADVISORY –
	EMERGING	BEUTEL
	MARKETS	GOODMAN
	SELECT	LARGE-CAP
	FUND	VALUE FUND
ASSETS
Investments:
Total investments, at cost	$287,097,993	$624,370,519
Net unrealized appreciation (depreciation)	90,116,626	97,831,663
Total investments, at market value	377,214,619	722,202,182
Receivables:
Investments sold	763,230	—
Fund shares sold	1,398,964	6,356,274
Interest and dividends	1,100,094	1,112,630
Prepaid expenses and other assets	67,694	51,972
Total Assets	380,544,601	729,723,058
LIABILITIES
Payables:
Investments purchased	1,387,081	4,558,564
Fund shares redeemed	64,797	101,230
Accrued Liabilities:
Investment advisory fees	280,943	272,224
Service fees	607	—
Administration, accounting and transfer agent fees	26,714	51,752
Business management fees	15,608	30,247
Trustee fees	2,773	4,706
Distribution fees	5	—
Professional fees	17,973	21,718
Custodian fees	48,734	4,243
Other liabilities	6,729	6,789
Total Liabilities	1,851,964	5,051,473
NET ASSETS	$378,692,637	$724,671,585

COMPONENTS OF NET ASSETS
Paid-in capital	$322,161,995	$623,318,047
Total distributable earnings (loss)	56,530,642	101,353,538
NET ASSETS	$378,692,637	$724,671,585
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$373,731,061	$724,671,585
Shares outstanding (unlimited shares authorized)	31,902,993	58,230,664
Net asset value per share	$11.71	$12.44
Investor Shares:
Net assets	$4,942,811	$—
Shares outstanding (unlimited shares authorized)	421,964	—
Net asset value per share	$11.71	$—
Advisor Shares:
Net assets	$18,765	$—
Shares outstanding (unlimited shares authorized)	1,594	—
Net asset value per share	$11.77	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2020 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$8,651,918	$2,278,164	$960,919	$11,429,158
Less: foreign taxes withheld	(60,285)	(40,806)	(6,218)	—
Interest Income	15,526	2,726	698	14,457
Total investment income	8,607,159	2,240,084	955,399	11,443,615
EXPENSES
Investment advisory fees	8,817,278	1,208,789	243,491	10,674,703
Service fees – Investor Shares (Note 3)	813,395	297,782	43,497	1,040,812
Service fees – Advisor Shares (Note 3)	13,636	3,558	716	251,836
Business management fees	768,800	138,496	20,291	954,047
Administration, accounting and transfer agent fees	435,229	76,351	11,514	516,134
Miscellaneous expenses	40,863	11,813	10,343	146,962
Professional fees	63,523	22,091	12,507	76,631
Trustee fees	65,111	12,034	1,893	58,903
Distribution fees – Advisor Shares (Note 3)	22,727	5,930	1,194	419,726
Custody fees	48,908	9,700	1,758	62,243
Registration fees	81,458	33,456	19,868	85,296
Insurance fees	17,016	3,167	528	14,784
Total Expenses	11,187,944	1,823,167	367,600	14,302,077
Expenses waived by adviser – expense cap (Note 3)	—	—	(5,052)	—
Net Expenses	11,187,944	1,823,167	362,548	14,302,077
NET INVESTMENT INCOME (LOSS)	(2,580,785)	416,917	592,851	(2,858,462)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	249,971,467	18,874,326	2,020,305	26,271,529
Net change in unrealized appreciation (depreciation) on investments	306,850,173	92,969,042	9,542,307	743,861,599
NET REALIZED AND UNREALIZED GAIN (LOSS)	556,821,640	111,843,368	11,562,612	770,133,128
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$554,240,855	$112,260,285	$12,155,463	$767,274,666

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2020 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	GLOBAL
	GROWTH	GROWTH	FUNDAMENTAL	LEADERS
	FUND	FUND	VALUE FUND	FUND
INVESTMENT INCOME
Dividend income	$263,320	$3,497,393	$6,438,790	$2,570,067
Less: foreign taxes withheld	(4,573)	(28,621)	—	(140,134)
Interest Income	924	26,292	6,785	2,629
Total investment income	259,671	3,495,064	6,445,575	2,432,562
EXPENSES
Investment advisory fees	483,806	8,044,849	3,605,489	2,624,492
Service fees – Investor Shares (Note 3)	23,065	442,418	352,583	55,929
Service fees – Advisor Shares (Note 3)	—	10,102	3,433	—
Business management fees	37,216	473,226	212,088	201,884
Administration, accounting and transfer agent fees	22,382	268,455	105,578	116,607
Miscellaneous expenses	11,688	100,816	20,894	22,830
Professional fees	12,892	41,021	28,967	27,833
Trustee fees	2,587	39,631	21,208	13,794
Distribution fees – Advisor Shares (Note 3)	—	16,837	5,722	—
Custody fees	3,833	31,101	20,065	77,379
Registration fees	20,789	44,442	24,336	24,634
Insurance fees	588	9,396	5,465	3,170
Total Expenses	618,846	9,522,294	4,405,828	3,168,552
Expenses waived by adviser – expense cap (Note 3)	(53,751)	—	—	(84,839)
Net Expenses	565,095	9,522,294	4,405,828	3,083,713
NET INVESTMENT INCOME (LOSS)	(305,424)	(6,027,230)	2,039,747	(651,151)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	6,637,518	83,889,587	49,011,685	2,145,677
Less: foreign capital gains taxes paid	—	—	—	(93,426)
Net realized gain (loss)	6,637,518	83,889,587	49,011,685	2,052,251
Net change in unrealized appreciation (depreciation) on investments	35,087,467	451,328,893	142,865,867	176,165,977
NET REALIZED AND UNREALIZED GAIN (LOSS)	41,724,985	535,218,480	191,877,552	178,218,228
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$41,419,561	$529,191,250	$193,917,299	$177,567,077

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2020 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	INTERMEDIATE	TOTAL	SUSTAINABLE	MARYLAND
	INCOME	RETURN	BOND	BOND
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income – unaffiliated	$—	$51,133	$—	$—
Dividend income – affiliated (Note 3)	79,069	—	—	—
Interest Income	1,288,890	3,927,674	1,971,493	2,192,687
Total investment income	1,367,959	3,978,807	1,971,493	2,192,687
EXPENSES
Investment advisory fees	253,847	649,086	264,129	266,127
Service fees – Investor Shares (Note 3)	41,379	1,446	731	44,354
Service fees – Advisor Shares (Note 3)	929	—	—	—
Business management fees	42,308	108,181	44,022	44,354
Administration, accounting and transfer agent fees	37,044	86,481	39,716	35,390
Miscellaneous expenses	11,685	12,752	9,880	9,427
Professional fees	14,200	22,859	13,695	14,547
Trustee fees	3,141	8,502	2,971	3,544
Distribution fees – Advisor Shares (Note 3)	4,647	—	—	—
Custodian fees	6,258	11,111	4,991	2,661
Registration fees	23,250	23,491	19,740	3,523
Insurance fees	923	2,124	926	1,127
Total Expenses	439,611	926,033	400,801	425,054
Expenses waived by adviser – investments in affiliates (Note 3)	(29,992)	—	—	—
Net Expenses	409,619	926,033	400,801	425,054
NET INVESTMENT INCOME (LOSS)	958,340	3,052,774	1,570,692	1,767,633
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments – unaffiliated	1,161,958	1,644,293	2,262,483	173,669
Investments – affiliated (Note 3)	285	—	—	—
Futures contracts (Note 6)	—	(344,368)	(23,402)	—
Net realized gain (loss)	1,162,243	1,299,925	2,239,081	173,669
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	498,609	12,314,488	1,226,896	3,299,151
Investments – affiliated (Note 3)	171,246	—	—	—
Futures contracts (Note 6)	—	(380,746)	12,118	—
Securities sold short	—	(9,765)	—	—
Net change in unrealized appreciation (depreciation)	669,855	11,923,977	1,239,014	3,299,151
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,832,098	13,223,902	3,478,095	3,472,820
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$2,790,438	$16,276,676	$5,048,787	$5,240,453

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2020 (Unaudited)

				BROWN
		BROWN		ADVISORY –
	BROWN	ADVISORY	BROWN	WMC
	ADVISORY	TAX-EXEMPT	ADVISORY	STRATEGIC
	TAX-EXEMPT	SUSTAINABLE	MORTGAGEEUROPEAN
	BOND	BOND	SECURITIES	EQUITY
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$—	$—	$53,047	$2,712,331
Less: foreign taxes withheld	—	—	—	(195,490)
Interest Income	14,025,328	1,631,844	211,476	8,578
Total investment income	14,025,328	1,631,844	264,523	2,525,419
EXPENSES
Investment advisory fees	1,722,508	275,585	412,298	1,499,969
Service fees – Investor Shares (Note 3)	2,414	45,931	4,475	20,390
Service fees – Advisor Shares (Note 3)	—	—	—	2,808
Business management fees	287,085	45,931	68,716	83,332
Administration, accounting and transfer agent fees	184,430	37,940	75,592	50,122
Miscellaneous expenses	27,370	9,764	11,379	13,194
Professional fees	34,798	13,572	17,602	18,325
Trustee fees	21,962	2,852	5,185	8,094
Distribution fees – Advisor Shares (Note 3)	—	—	—	4,681
Custodian fees	17,225	3,196	9,643	86,366
Registration fees	40,207	14,894	17,085	18,917
Insurance fees	6,638	530	1,667	2,361
Total expenses	2,344,637	450,195	623,642	1,808,559
NET INVESTMENT INCOME (LOSS)	11,680,691	1,181,649	(359,119)	716,860
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	4,881,950	(7,161)	1,097,805	22,136,074
Futures contracts (Note 6)	—	—	116,920	—
Net realized gain (loss)	4,881,950	(7,161)	1,214,725	22,136,074
Net change in unrealized appreciation (depreciation) on:
Investments	30,235,245	3,673,244	2,464,149	36,732,203
Securities sold short	—	—	(9,765)	—
Futures contracts (Note 6)	—	—	12,141	—
Net change in unrealized appreciation (depreciation)	30,235,245	3,673,244	2,466,525	36,732,203
NET REALIZED AND UNREALIZED GAIN (LOSS)	35,117,195	3,666,083	3,681,250	58,868,277
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$46,797,886	$4,847,732	$3,322,131	$59,585,137

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Six Months Ended December 31, 2020 (Unaudited)

	BROWN	BROWN
	ADVISORY	ADVISORY –
	EMERGING	BEUTEL
	MARKETS	GOODMAN
	SELECT	LARGE-CAP
	FUND	VALUE FUND
INVESTMENT INCOME
Dividend income	$3,902,006	$6,001,167
Less: foreign taxes withheld	(578,730)	—
Interest Income	2,004	4,708
Total investment income	3,325,280	6,005,875
EXPENSES
Investment advisory fees	1,437,900	1,307,337
Service fees – Investor Shares (Note 3)	3,217	—
Service fees – Advisor Shares (Note 3)	30	—
Business management fees	79,883	145,260
Administration, accounting and transfer agent fees	47,676	84,305
Miscellaneous expenses	30,605	14,534
Professional fees	18,118	22,038
Trustee fees	6,406	11,017
Distribution fees – Advisor Shares (Note 3)	49	—
Custodian fees	159,654	12,456
Registration fees	24,871	14,462
Insurance fees	1,826	2,519
Total Expenses	1,810,235	1,613,928
NET INVESTMENT INCOME (LOSS)	1,515,045	4,391,947
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	3,999,812	27,998,034
Net change in unrealized appreciation (depreciation) on investments	86,670,771	77,117,907
NET REALIZED AND UNREALIZED GAIN (LOSS)	90,670,583	105,115,941
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$92,185,628	$109,507,888

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GROWTH EQUITY FUND		FLEXIBLE EQUITY FUND
	For the Six		For the Six
	Months Ended	Fiscal	Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2020	June 30,	2020	June 30,
	(Unaudited)	2020	(Unaudited)	2020
OPERATIONS
Net investment income (loss)	$(2,580,785)	$(5,376,873)	$416,917	$1,763,590
Net realized gain (loss)	249,971,467	209,265,648	18,874,326	11,364,792
Net change in unrealized appreciation (depreciation)	306,850,173	336,064,454	92,969,042	38,237,879
Increase (Decrease) in Net Assets from Operations	554,240,855	539,953,229	112,260,285	51,366,261
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(96,152,506)	(78,470,295)	(5,183,375)	(6,703,163)
Investor Shares	(53,804,293)	(41,945,136)	(13,042,479)	(16,756,039)
Advisor Shares	(1,430,507)	(435,105)	(144,982)	(222,591)
Total Distributions from earnings	(151,387,306)	(120,850,536)	(18,370,836)	(23,681,793)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	209,600,567	400,871,155	13,125,125	15,519,730
Investor Shares	53,328,445	203,436,442	8,624,582	36,125,316
Advisor Shares	16,639,784	8,657,340	208,700	529,537
Reinvestment of distributions:
Institutional Shares	86,814,285	71,765,266	3,670,013	4,713,060
Investor Shares	46,667,508	38,531,279	8,053,785	8,421,752
Advisor Shares	1,176,723	384,904	129,212	194,869
Redemption of shares:
Institutional Shares	(330,494,407)	(419,582,417)	(12,504,023)	(28,046,512)
Investor Shares	(99,284,520)	(231,327,940)	(26,807,383)	(46,101,607)
Advisor Shares	(4,648,878)	(3,671,135)	(646,280)	(1,127,841)
Redemption fees:
Institutional Shares	5,519	16,456	25	119
Investor Shares	3,012	8,733	64	312
Advisor Shares	51	107	1	4
Increase (Decrease) from Capital Share Transactions	(20,191,911)	69,090,190	(6,146,179)	(9,771,261)
Increase (Decrease) in Net Assets	382,661,638	488,192,883	87,743,270	17,913,207
NET ASSETS
Beginning of period	2,846,896,648	2,358,703,765	501,671,844	483,758,637
End of period	$3,229,558,286	$2,846,896,648	$589,415,114	$501,671,844
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	6,442,459	15,650,481	481,104	685,993
Investor Shares	1,692,299	8,240,080	314,979	1,589,985
Advisor Shares	550,756	360,197	7,936	22,425
Reinvestment of distributions:
Institutional Shares	2,679,453	2,761,264	128,920	189,312
Investor Shares	1,462,931	1,502,780	283,689	339,273
Advisor Shares	39,540	15,991	4,558	7,852
Redemption of shares:
Institutional Shares	(10,243,049)	(16,182,952)	(457,431)	(1,248,345)
Investor Shares	(3,140,436)	(9,207,220)	(1,002,162)	(2,039,015)
Advisor Shares	(157,493)	(155,510)	(24,143)	(52,209)
Increase (Decrease) in shares outstanding	(673,540)	2,985,111	(262,550)	(504,729)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	EQUITY INCOME FUND		SUSTAINABLE GROWTH FUND
	For the Six		For the Six
	Months Ended	Fiscal	Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2020	June 30,	2020	June 30,
	(Unaudited)	2020	(Unaudited)	2020
OPERATIONS
Net investment income (loss)	$592,851	$1,344,548	$(2,858,462)	$(1,052,977)
Net realized gain (loss)	2,020,305	4,124,769	26,271,529	(33,269,143)
Net change in unrealized appreciation (depreciation)	9,542,307	(6,022,094)	743,861,599	505,822,522
Increase (Decrease) in Net Assets from Operations	12,155,463	(552,777)	767,274,666	471,500,402
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(1,318,208)	(2,414,169)	—	(7,161,993)
Investor Shares	(3,437,907)	(5,617,757)	—	(4,864,731)
Advisor Shares	(55,536)	(86,596)	—	(2,000,138)
Total Distributions from earnings	(4,811,651)	(8,118,522)	—	(14,026,862)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	280,600	1,634,954	861,690,838	793,321,819
Investor Shares	360,313	4,418,792	472,433,473	815,575,575
Advisor Shares	52,709	117,418	73,380,756	51,251,840
Reinvestment of distributions:
Institutional Shares	1,103,493	1,966,393	—	4,922,448
Investor Shares	2,062,404	2,374,278	—	4,633,379
Advisor Shares	51,637	77,983	—	1,807,570
Redemption of shares:
Institutional Shares	(2,631,128)	(5,336,182)	(246,151,878)	(195,572,031)
Investor Shares	(3,450,447)	(7,985,179)	(195,574,881)	(244,928,528)
Advisor Shares	(67,261)	(232,876)	(24,687,532)	(68,597,926)
Redemption fees:
Institutional Shares	1	—	19,111	41,514
Investor Shares	3	—	12,840	27,442
Advisor Shares	—	—	3,109	9,470
Increase (Decrease) from Capital Share Transactions	(2,237,676)	(2,964,419)	941,125,836	1,162,492,572
Increase (Decrease) in Net Assets	5,106,136	(11,635,718)	1,708,400,502	1,619,966,112
NET ASSETS
Beginning of period	78,140,006	89,775,724	2,995,554,186	1,375,588,074
End of period	$83,246,142	$78,140,006	$4,703,954,688	$2,995,554,186
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	19,433	118,475	24,048,795	28,646,694
Investor Shares	25,993	319,670	13,528,003	29,732,433
Advisor Shares	3,792	8,186	2,104,604	1,911,307
Reinvestment of distributions:
Institutional Shares	79,083	141,578	—	176,558
Investor Shares	147,769	169,098	—	168,303
Advisor Shares	3,705	5,612	—	66,972
Redemption of shares:
Institutional Shares	(189,138)	(430,780)	(6,909,048)	(7,111,324)
Investor Shares	(251,425)	(633,456)	(5,619,810)	(9,126,936)
Advisor Shares	(4,837)	(17,381)	(718,004)	(2,528,241)
Increase (Decrease) in shares outstanding	(165,625)	(318,998)	26,434,540	41,935,766
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MID-CAP GROWTH FUND		SMALL-CAP GROWTH FUND
	For the Six		For the Six
	Months Ended	Fiscal	Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2020	June 30,	2020	June 30,
	(Unaudited)	2020	(Unaudited)	2020
OPERATIONS
Net investment income (loss)	$(305,424)	$(91,538)	$(6,027,230)	$(7,492,479)
Net realized gain (loss)	6,637,518	(4,741,929)	83,889,587	(20,160,153)
Net change in unrealized appreciation (depreciation)	35,087,467	12,639,597	451,328,893	72,885,748
Increase (Decrease) in Net Assets from Operations	41,419,561	7,806,130	529,191,250	45,233,116
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	—	(147,231)	(11,896,785)	(18,379,205)
Investor Shares	—	(3,180)	(5,863,246)	(9,927,383)
Advisor Shares	—	—	(116,750)	(295,436)
Total Distributions from earnings	—	(150,411)	(17,876,781)	(28,602,024)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	20,748,730	59,227,073	285,470,630	374,470,987
Investor Shares	914,503	31,906,535	125,135,891	112,714,527
Advisor Shares	—	—	1,115,668	3,190,952
Reinvestment of distributions:
Institutional Shares	—	105,612	10,885,112	17,184,357
Investor Shares	—	3,180	4,488,157	6,524,308
Advisor Shares	—	—	94,232	235,996
Redemption of shares:
Institutional Shares	(10,213,496)	(10,777,556)	(134,369,634)	(202,151,171)
Investor Shares	(7,689,914)	(4,613,788)	(38,887,889)	(107,708,327)
Advisor Shares	—	—	(2,174,018)	(5,389,945)
Redemption fees:
Institutional Shares	—	—	247	1,729
Investor Shares	—	—	110	869
Advisor Shares	—	—	2	23
Increase (Decrease) from Capital Share Transactions	3,759,823	75,851,056	251,758,508	199,074,305
Increase (Decrease) in Net Assets	45,179,384	83,506,775	763,072,977	215,705,397
NET ASSETS
Beginning of period	128,843,510	45,336,735	1,562,313,528	1,346,608,131
End of period	$174,022,894	$128,843,510	$2,325,386,505	$1,562,313,528
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,278,490	4,918,916	5,800,620	9,043,798
Investor Shares	56,697	2,204,386	4,676,462	5,730,004
Advisor Shares	—	—	47,807	156,259
Reinvestment of distributions:
Institutional Shares	—	7,754	192,793	392,516
Investor Shares	—	234	159,267	298,050
Advisor Shares	—	—	3,511	11,297
Redemption of shares:
Institutional Shares	(646,773)	(910,792)	(2,677,151)	(4,943,275)
Investor Shares	(463,374)	(366,462)	(1,561,813)	(5,234,383)
Advisor Shares	—	—	(90,390)	(276,297)
Increase (Decrease) in shares outstanding	225,040	5,854,036	6,551,106	5,177,969

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP		BROWN ADVISORY
	FUNDAMENTAL VALUE FUND		GLOBAL LEADERS FUND
	For the Six		For the Six
	Months Ended	Fiscal	Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2020	June 30,	2020	June 30,
	(Unaudited)	2020	(Unaudited)	2020
OPERATIONS
Net investment income (loss)	$2,039,747	$7,579,285	$(651,151)	$1,697,619
Net realized gain (loss)	49,011,685	(130,124,556)	2,052,251	(20,527,544)
Net change in unrealized appreciation (depreciation)	142,865,867	(56,534,126)	176,165,977	78,134,617
Increase (Decrease) in Net Assets from Operations	193,917,299	(179,079,397)	177,567,077	59,304,692
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(2,636,683)	(17,665,988)	(1,219,498)	(1,110,880)
Investor Shares	(2,476,129)	(29,652,680)	(81,118)	(61,528)
Advisor Shares	(8,816)	(388,948)	—	—
Total Distributions from earnings	(5,121,628)	(47,707,616)	(1,300,616)	(1,172,408)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	64,753,550	175,871,287	149,866,926	385,866,483
Investor Shares	46,769,303	208,267,812	2,885,333	50,300,050
Advisor Shares	126,401	378,763	—	—
Reinvestment of distributions:
Institutional Shares	1,304,113	12,695,459	303,143	257,184
Investor Shares	641,899	18,062,610	70,480	46,787
Advisor Shares	7,960	368,764	—	—
Redemption of shares:
Institutional Shares	(52,069,807)	(223,014,986)	(22,410,381)	(43,163,681)
Investor Shares	(62,343,443)	(222,672,600)	(2,797,369)	(11,848,832)
Advisor Shares	(938,353)	(2,823,549)	—	—
Redemption fees:
Institutional Shares	3,816	236	1,443	112
Investor Shares	4,714	365	141	12
Advisor Shares	45	5	—	—
Increase (Decrease) from Capital Share Transactions	(1,739,802)	(32,865,834)	127,919,716	381,458,115
Increase (Decrease) in Net Assets	187,055,869	(259,652,847)	304,186,177	439,590,399
NET ASSETS
Beginning of period	773,797,131	1,033,449,978	672,796,353	233,205,954
End of period	$960,853,000	$773,797,131	$976,982,530	$672,796,353
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	3,044,230	9,485,098	8,079,919	25,846,034
Investor Shares	2,225,679	10,851,428	154,864	3,607,720
Advisor Shares	6,027	16,534	—	—
Reinvestment of distributions:
Institutional Shares	54,887	499,923	15,226	15,218
Investor Shares	27,039	712,736	3,545	2,770
Advisor Shares	337	14,634	—	—
Redemption of shares:
Institutional Shares	(2,491,127)	(10,565,739)	(1,223,523)	(2,933,381)
Investor Shares	(2,988,772)	(12,378,205)	(156,160)	(770,558)
Advisor Shares	(43,790)	(137,221)	—	—
Increase (Decrease) in shares outstanding	(165,490)	(1,500,812)	6,873,871	25,767,803

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	INTERMEDIATE INCOME FUND		TOTAL RETURN FUND
	For the Six		For the Six
	Months Ended	Fiscal	Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2020	June 30,	2020	June 30,
	(Unaudited)	2020	(Unaudited)	2020
OPERATIONS
Net investment income (loss)	$958,340	$3,185,538	$3,052,774	$8,593,332
Net realized gain (loss)	1,162,243	1,740,365	1,299,925	15,660,030
Net change in unrealized appreciation (depreciation)	669,855	2,603,423	11,923,977	2,256,513
Increase (Decrease) in Net Assets from Operations	2,790,438	7,529,326	16,276,676	26,509,875
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	—	—	(11,324,798)	(15,553,156)
Investor Shares	(1,122,269)	(3,179,760)	(156,763)	(182,090)
Advisor Shares	(20,630)	(74,932)	—	—
Total Distributions from earnings	(1,142,899)	(3,254,692)	(11,481,561)	(15,735,246)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	102,224,849	222,481,486
Investor Shares	51,693,530	47,528,552	2,121,894	1,981,023
Advisor Shares	43,862	79,040	—	—
Reinvestment of distributions:
Institutional Shares	—	—	7,035,794	8,508,031
Investor Shares	448,417	1,015,867	142,149	140,974
Advisor Shares	18,917	68,639	—	—
Redemption of shares:
Institutional Shares	—	—	(48,453,911)	(99,570,279)
Investor Shares	(18,053,380)	(39,581,033)	(1,254,389)	(2,682,606)
Advisor Shares	(19,256)	(251,405)	—	—
Redemption fees:
Institutional Shares	—	—	740	128
Investor Shares	—	—	9	3
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	34,132,090	8,859,660	61,817,135	130,858,760
Increase (Decrease) in Net Assets	35,779,629	13,134,294	66,612,250	141,633,389
NET ASSETS
Beginning of period	151,924,122	138,789,828	392,622,771	250,989,382
End of period	$187,703,751	$151,924,122	$459,235,021	$392,622,771
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	9,555,048	21,740,019
Investor Shares	4,634,690	4,387,167	198,576	193,932
Advisor Shares	4,025	7,481	—	—
Reinvestment of distributions:
Institutional Shares	—	—	662,270	835,677
Investor Shares	40,219	93,839	13,372	13,795
Advisor Shares	1,735	6,485	—	—
Redemption of shares:
Institutional Shares	—	—	(4,528,254)	(9,712,425)
Investor Shares	(1,618,227)	(3,683,244)	(117,736)	(258,127)
Advisor Shares	(1,766)	(23,583)	—	—
Increase (Decrease) in shares outstanding	3,060,676	788,145	5,783,276	12,812,871

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	SUSTAINABLE BOND FUND		MARYLAND BOND FUND
	For the Six		For the Six
	Months Ended	Fiscal	Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2020	June 30,	2020	June 30,
	(Unaudited)	2020	(Unaudited)	2020
OPERATIONS
Net investment income (loss)	$1,570,692	$3,671,135	$1,767,633	$4,213,987
Net realized gain (loss)	2,239,081	4,532,009	173,669	40,685
Net change in unrealized appreciation (depreciation)	1,239,014	2,575,255	3,299,151	(1,469,500)
Increase (Decrease) in Net Assets from Operations	5,048,787	10,778,399	5,240,453	2,785,172
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(5,204,072)	(5,317,862)	—	—
Investor Shares	(90,765)	(40,327)	(2,147,737)	(4,826,066)
Total Distributions from earnings	(5,294,837)	(5,358,189)	(2,147,737)	(4,826,066)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	54,546,357	79,922,729	—	—
Investor Shares	1,427,958	2,242,093	9,241,693	32,579,695
Reinvestment of distributions:
Institutional Shares	2,874,857	2,196,982	—	—
Investor Shares	70,034	36,876	511,074	1,125,659
Redemption of shares:
Institutional Shares	(14,619,403)	(60,501,878)	—	—
Investor Shares	(198,841)	(1,071,319)	(11,896,512)	(37,539,392)
Redemption fees:
Institutional Shares	1,536	1,401	—	—
Investor Shares	28	19	—	1,579
Increase (Decrease) from Capital Share Transactions	44,102,526	22,826,903	(2,143,745)	(3,832,459)
Increase (Decrease) in Net Assets	43,856,476	28,247,113	948,971	(5,873,353)
NET ASSETS
Beginning of period	155,597,028	127,349,915	176,198,291	182,071,644
End of period	$199,453,504	$155,597,028	$177,147,262	$176,198,291
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	5,121,820	7,806,001	—	—
Investor Shares	133,790	217,078	859,348	3,032,321
Reinvestment of distributions:
Institutional Shares	272,488	216,092	—	—
Investor Shares	6,627	3,605	47,446	104,031
Redemption of shares:
Institutional Shares	(1,372,626)	(5,944,196)	—	—
Investor Shares	(18,593)	(106,285)	(1,105,068)	(3,483,049)
Increase (Decrease) in shares outstanding	4,143,506	2,192,295	(198,274)	(346,697)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

			BROWN ADVISORY
	BROWN ADVISORY		TAX-EXEMPT SUSTAINABLE
	TAX-EXEMPT BOND FUND		BOND FUND
	For the Six		For the Six
	Months Ended	Fiscal	Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2020	June 30,	2020	June 30,
	(Unaudited)	2020	(Unaudited)	2020 *
OPERATIONS
Net investment income (loss)	$11,680,691	$26,817,863	$1,181,649	$737,502
Net realized gain (loss)	4,881,950	(10,370,011)	(7,161)	117,164
Net change in unrealized appreciation (depreciation)	30,235,245	(5,369,003)	3,673,244	(343,063)
Increase (Decrease) in Net Assets from Operations	46,797,886	11,078,849	4,847,732	511,603
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(14,779,626)	(30,647,912)	—	—
Investor Shares	(122,846)	(399,133)	(1,298,831)	(737,502)
Total Distributions from earnings	(14,902,472)	(31,047,045)	(1,298,831)	(737,502)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	184,616,871	615,524,124	—	—
Investor Shares	1,313,611	11,031,021	79,561,740	167,248,379
Reinvestment of distributions:
Institutional Shares	3,739,960	7,064,583	—	—
Investor Shares	80,282	259,177	241,862	115,022
Redemption of shares:
Institutional Shares	(131,645,688)	(481,534,100)	—	—
Investor Shares	(2,042,169)	(20,193,394)	(41,210,901)	(10,105,718)
Redemption fees:
Institutional Shares	6	15,020	—	—
Investor Shares	—	173	30	—
Increase (Decrease) from Capital Share Transactions	56,062,873	132,166,604	38,592,731	157,257,683
Increase (Decrease) in Net Assets	87,958,287	112,198,408	42,141,632	157,031,784
NET ASSETS
Beginning of period	1,082,426,154	970,227,746	157,031,784	—
End of period	$1,170,384,441	$1,082,426,154	$199,173,416	$157,031,784
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	18,059,326	60,408,578	—	—
Investor Shares	129,076	1,072,669	7,975,389	16,911,731
Reinvestment of distributions:
Institutional Shares	365,624	693,059	—	—
Investor Shares	7,847	25,314	24,184	11,664
Redemption of shares:
Institutional Shares	(12,860,267)	(47,976,531)	—	—
Investor Shares	(200,356)	(2,009,926)	(4,119,250)	(1,022,794)
Increase (Decrease) in shares outstanding	5,501,250	12,213,163	3,880,323	15,900,601

*	Fund commenced operations on December 2, 2019. Information is for the period from December 2, 2019 to June 30, 2020.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

			BROWN ADVISORY –
	BROWN ADVISORY		WMC STRATEGIC
	MORTGAGE SECURITIES FUND		EUROPEAN EQUITY FUND
	For the Six		For the Six
	Months Ended	Fiscal	Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2020	June 30,	2020	June 30,
	(Unaudited)	2020	(Unaudited)	2020
OPERATIONS
Net investment income (loss)	$(359,119)	$2,756,155	$716,860	$1,196,646
Net realized gain (loss)	1,214,725	10,399,819	22,136,074	17,572,658
Net change in unrealized appreciation (depreciation)	2,466,525	2,065,623	36,732,203	(41,969,646)
Increase (Decrease) in Net Assets from Operations	3,322,131	15,221,597	59,585,137	(23,200,342)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(995,915)	(4,158,492)	(20,009,676)	(24,582,304)
Investor Shares	(68,622)	(32,311)	(1,879,956)	(865,242)
Advisor Shares	—	—	(220,819)	(308,735)
Total Distributions from earnings	(1,064,537)	(4,190,803)	(22,110,451)	(25,756,281)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	54,391,344	49,987,536	37,817,724	93,369,220
Investor Shares	14,038,864	11,565,585	8,063,721	10,769,625
Advisor Shares	—	—	219,462	358,021
Reinvestment of distributions:
Institutional Shares	187,095	667,996	12,839,068	13,910,236
Investor Shares	68,590	32,110	1,770,675	806,296
Advisor Shares	—	—	209,582	302,297
Redemption of shares:
Institutional Shares	(40,025,547)	(105,124,840)	(45,831,754)	(243,637,655)
Investor Shares	(1,185,176)	(2,198,388)	(1,346,651)	(6,471,686)
Advisor Shares	—	—	(1,089,358)	(3,895,250)
Redemption fees:
Institutional Shares	—	1,179	7	211
Investor Shares	—	13	1	11
Advisor Shares	—	—	—	3
Increase (Decrease) from Capital Share Transactions	27,475,170	(45,068,809)	12,652,477	(134,488,671)
Increase (Decrease) in Net Assets	29,732,764	(34,038,015)	50,127,163	(183,445,294)
NET ASSETS
Beginning of period	247,956,409	281,994,424	313,121,051	496,566,345
End of period	$277,689,173	$247,956,409	$363,248,214	$313,121,051
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	5,175,227	4,865,234	3,305,775	8,968,861
Investor Shares	1,334,913	1,116,122	705,330	1,053,546
Advisor Shares	—	—	19,658	33,648
Reinvestment of distributions:
Institutional Shares	17,791	65,368	1,097,369	1,221,044
Investor Shares	6,512	3,096	151,859	71,108
Advisor Shares	—	—	18,193	26,901
Redemption of shares:
Institutional Shares	(3,804,804)	(10,277,006)	(4,080,816)	(25,118,358)
Investor Shares	(112,552)	(214,179)	(120,212)	(631,412)
Advisor Shares	—	—	(97,425)	(378,649)
Increase (Decrease) in shares outstanding	2,617,087	(4,441,365)	999,731	(14,753,311)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY –
	EMERGING MARKETS		BEUTEL GOODMAN
	SELECT FUND		LARGE-CAP VALUE FUND
	For the Six		For the Six
	Months Ended	Fiscal	Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2020	June 30,	2020	June 30,
	(Unaudited)	2020	(Unaudited)	2020
OPERATIONS
Net investment income (loss)	$1,515,045	$4,043,341	$4,391,947	$20,271,705
Net realized gain (loss)	3,999,812	(23,123,861)	27,998,034	(16,714,433)
Net change in unrealized appreciation (depreciation)	86,670,771	(3,503,124)	77,117,907	3,067,903
Increase (Decrease) in Net Assets from Operations	92,185,628	(22,583,644)	109,507,888	6,625,175
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(2,138,889)	(4,125,513)	(22,311,317)	(7,657,728)
Investor Shares	(21,367)	(46,220)	—	—
Advisor Shares	(21)	(1,296)	—	—
Total Distributions from earnings	(2,160,277)	(4,173,029)	(22,311,317)	(7,657,728)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	41,930,823	113,704,766	210,316,155	257,251,330
Investor Shares	371,647	1,096,194	—	—
Advisor Shares	3,499	6,426	—	—
Reinvestment of distributions:
Institutional Shares	412,838	705,403	5,500,846	3,633,330
Investor Shares	20,969	43,772	—	—
Advisor Shares	21	1,296	—	—
Redemption of shares:
Institutional Shares	(24,673,277)	(147,468,241)	(30,353,772)	(104,804,022)
Investor Shares	(888,811)	(1,623,716)	—	—
Advisor Shares	(47,134)	(95,199)	—	—
Redemption fees:
Institutional Shares	123	272	150	955
Investor Shares	2	4	—	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	17,130,700	(33,629,023)	185,463,379	156,081,593
Increase (Decrease) in Net Assets	107,156,051	(60,385,696)	272,659,950	155,049,040
NET ASSETS
Beginning of period	271,536,586	331,922,282	452,011,635	296,962,595
End of period	$378,692,637	$271,536,586	$724,671,585	$452,011,635
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	4,052,033	13,203,555	17,696,500	24,554,210
Investor Shares	36,424	125,988	—	—
Advisor Shares	343	725	—	—
Reinvestment of distributions:
Institutional Shares	36,341	71,325	446,135	314,395
Investor Shares	1,846	4,426	—	—
Advisor Shares	2	130	—	—
Redemption of shares:
Institutional Shares	(2,367,883)	(18,060,646)	(2,528,538)	(10,606,917)
Investor Shares	(91,207)	(198,402)	—	—
Advisor Shares	(4,651)	(12,782)	—	—
Increase (Decrease) in shares outstanding	1,663,248	(4,865,681)	15,614,097	14,261,688

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return (c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY GROWTH EQUITY FUND:

Institutional Shares*
07/01/20	12/31/20	$29.05	(0.02)	5.80	5.78	—	(1.62)	(1.62)	$33.21	20.03%	$2,077,398		(0.11)%	0.67%	0.67%	12%
07/01/19	06/30/20	24.80	(0.04)	5.56	5.52	—	(1.27)	(1.27)	29.05	22.88	1,849,565		(0.16)	0.69	0.69	22
07/01/18	06/30/19	23.91	(0.04)	3.38	3.34	—	(2.45)	(2.45)	24.80	16.69	1,523,633		(0.19)	0.70	0.70	22
07/01/17	06/30/18	20.03	(0.06)	5.62	5.56	—	(1.68)	(1.68)	23.91	28.89	289,434		(0.29)	0.71	0.71	25
07/01/16	06/30/17	19.16	(0.03)	2.47	2.44	—	(1.57)	(1.57)	20.03	13.91	276,592		(0.16)	0.72	0.72	40
07/01/15	06/30/16	20.33	(0.02)	0.13	0.11	—	(1.28)	(1.28)	19.16	0.49	253,640		(0.12)	0.72	0.72	24

Investor Shares*
07/01/20	12/31/20	28.64	(0.04)	5.72	5.68	—	(1.62)	(1.62)	32.70	19.94	1,123,402		(0.26)	0.82	0.82	12
07/01/19	06/30/20	24.50	(0.08)	5.49	5.41	—	(1.27)	(1.27)	28.64	22.70	983,640		(0.31)	0.84	0.84	22
07/01/18	06/30/19	23.69	(0.08)	3.34	3.26	—	(2.45)	(2.45)	24.50	16.50	828,388		(0.34)	0.85	0.85	22
07/01/17	06/30/18	19.89	(0.10)	5.58	5.48	—	(1.68)	(1.68)	23.69	28.69	1,775,180		(0.44)	0.86	0.86	25
07/01/16	06/30/17	19.06	(0.06)	2.46	2.40	—	(1.57)	(1.57)	19.89	13.77	1,484,383		(0.31)	0.87	0.87	40
07/01/15	06/30/16	20.26	(0.05)	0.13	0.08	—	(1.28)	(1.28)	19.06	0.34	1,916,472		(0.27)	0.87	0.87	24

Advisor Shares*
07/01/20	12/31/20	26.84	(0.08)	5.36	5.28	—	(1.62)	(1.62)	30.50	19.82	28,759		(0.51)	1.07	1.07	12
07/01/19	06/30/20	23.09	(0.14)	5.16	5.02	—	(1.27)	(1.27)	26.84	22.39	13,692		(0.56)	1.09	1.09	22
07/01/18	06/30/19	22.53	(0.13)	3.14	3.01	—	(2.45)	(2.45)	23.09	16.22	6,683		(0.59)	1.10	1.10	22
07/01/17	06/30/18	19.04	(0.14)	5.31	5.17	—	(1.68)	(1.68)	22.53	28.32	6,215		(0.69)	1.11	1.11	25
07/01/16	06/30/17	18.35	(0.10)	2.36	2.26	—	(1.57)	(1.57)	19.04	13.53	5,479		(0.56)	1.12	1.12	40
07/01/15	06/30/16	19.60	(0.10)	0.13	0.03	—	(1.28)	(1.28)	18.35	0.09	33,304		(0.52)	1.12	1.12	24

BROWN ADVISORY FLEXIBLE EQUITY FUND:

Institutional Shares*
07/01/20	12/31/20	24.36	0.04	5.52	5.56	(0.09)	(0.84)	(0.93)	28.99	22.91	164,594		0.26	0.55	0.55	4
07/01/19	06/30/20	22.92	0.11	2.50	2.61	(0.15)	(1.02)	(1.17)	24.36	11.29	134,574		0.47	0.56	0.56	12
07/01/18	06/30/19	21.94	0.17	1.63	1.80	(0.08)	(0.74)	(0.82)	22.92	8.94	135,190		0.78	0.57	0.57	14
07/01/17	06/30/18	18.53	0.10	3.43	3.53	(0.12)	—	(0.12)	21.94	19.07	131,218		0.48	0.72	0.72	15
07/01/16	06/30/17	15.15	0.11	3.37	3.48	(0.10)	—	(0.10)	18.53	23.05	101,431		0.61	0.73	0.73	15
07/01/15	06/30/16	15.92	0.11	(0.77)	(0.66)	(0.11)	—	(0.11)	15.15	(4.16)	24,012		0.71	0.73	0.73	15

Investor Shares*
07/01/20	12/31/20	24.31	0.02	5.50	5.52	(0.07)	(0.84)	(0.91)	28.92	22.80	419,919		0.11	0.70	0.70	4
07/01/19	06/30/20	22.88	0.07	2.49	2.56	(0.11)	(1.02)	(1.13)	24.31	11.12	362,695		0.32	0.71	0.71	12
07/01/18	06/30/19	21.90	0.14	1.63	1.77	(0.05)	(0.74)	(0.79)	22.88	8.77	343,917		0.63	0.72	0.72	14
07/01/17	06/30/18	18.50	0.07	3.42	3.49	(0.09)	—	(0.09)	21.90	18.88	316,109		0.33	0.87	0.87	15
07/01/16	06/30/17	15.12	0.08	3.37	3.45	(0.07)	—	(0.07)	18.50	22.90	310,360		0.46	0.88	0.88	15
07/01/15	06/30/16	15.89	0.08	(0.76)	(0.68)	(0.09)	—	(0.09)	15.12	(4.30)	306,456		0.56	0.88	0.88	15

Advisor Shares*
07/01/20	12/31/20	24.30	(0.02)	5.51	5.49	(0.04)	(0.84)	(0.88)	28.91	22.66	4,902		(0.14)	0.95	0.95	4
07/01/19	06/30/20	22.90	0.02	2.48	2.50	(0.08)	(1.02)	(1.10)	24.30	10.84	4,403		0.07	0.96	0.96	12
07/01/18	06/30/19	21.91	0.08	1.65	1.73	—	(0.74)	(0.74)	22.90	8.52	4,652		0.38	0.97	0.97	14
07/01/17	06/30/18	18.50	0.02	3.42	3.44	(0.03)	—	(0.03)	21.91	18.61	6,445		0.08	1.12	1.12	15
07/01/16	06/30/17	15.12	0.04	3.37	3.41	(0.03)	—	(0.03)	18.50	22.56	5,842		0.21	1.13	1.13	15
07/01/15	06/30/16	15.88	0.05	(0.77)	(0.72)	(0.04)	—	(0.04)	15.12	(4.56)	7,168		0.31	1.13	1.13	15
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY EQUITY INCOME FUND:

Institutional Shares*
07/01/20	12/31/20	$12.97	0.11	1.97	2.08	(0.11)	(0.74)	(0.85)	$14.20	16.23%	$22,841		1.57%	0.78%	0.79%	7%
07/01/19	06/30/20	14.15	0.23	(0.10)	0.13	(0.23)	(1.08)	(1.31)	12.97	0.46	22,026		1.66	0.80	0.80	16
07/01/18	06/30/19	14.41	0.26	1.33	1.59	(0.27)	(1.58)	(1.85)	14.15	13.12	26,449		1.87	0.80	0.80	11
07/01/17	06/30/18	13.80	0.24	1.07	1.31	(0.25)	(0.45)	(0.70)	14.41	9.51	27,975		1.70	0.77	0.77	14
07/01/16	06/30/17	12.87	0.26	1.41	1.67	(0.26)	(0.48)	(0.74)	13.80	13.36	29,587		1.94	0.77	0.77	7
07/01/15	06/30/16	13.14	0.28	(0.13)	0.15	(0.29)	(0.13)	(0.42)	12.87	1.31	13,840		2.24	0.75	0.75	17

Investor Shares*
07/01/20	12/31/20	12.96	0.10	1.98	2.08	(0.10)	(0.74)	(0.84)	14.20	16.24	59,397		1.42	0.93	0.94	7
07/01/19	06/30/20	14.15	0.21	(0.11)	0.10	(0.21)	(1.08)	(1.29)	12.96	0.24	55,228		1.51	0.95	0.95	16
07/01/18	06/30/19	14.40	0.24	1.34	1.58	(0.25)	(1.58)	(1.83)	14.15	13.03	62,309		1.72	0.95	0.95	11
07/01/17	06/30/18	13.80	0.22	1.06	1.28	(0.23)	(0.45)	(0.68)	14.40	9.27	66,512		1.55	0.92	0.92	14
07/01/16	06/30/17	12.86	0.24	1.42	1.66	(0.24)	(0.48)	(0.72)	13.80	13.28	81,890		1.79	0.92	0.92	7
07/01/15	06/30/16	13.13	0.26	(0.13)	0.13	(0.27)	(0.13)	(0.40)	12.86	1.15	112,116		2.09	0.90	0.90	17

Advisor Shares*
07/01/20	12/31/20	12.96	0.08	1.97	2.05	(0.08)	(0.74)	(0.82)	14.19	16.01	1,008		1.17	1.18	1.19	7
07/01/19	06/30/20	14.14	0.17	(0.10)	0.07	(0.17)	(1.08)	(1.25)	12.96	0.05	886		1.26	1.20	1.20	16
07/01/18	06/30/19	14.40	0.21	1.33	1.54	(0.22)	(1.58)	(1.80)	14.14	12.67	1,017		1.47	1.20	1.20	11
07/01/17	06/30/18	13.78	0.19	1.06	1.25	(0.18)	(0.45)	(0.63)	14.40	9.04	1,077		1.30	1.17	1.17	14
07/01/16	06/30/17	12.84	0.20	1.43	1.63	(0.21)	(0.48)	(0.69)	13.78	13.02	2,422		1.54	1.17	1.17	7
07/01/15	06/30/16	13.11	0.23	(0.13)	0.10	(0.24)	(0.13)	(0.37)	12.84	0.90	2,980		1.84	1.15	1.15	17

BROWN ADVISORY SUSTAINABLE GROWTH FUND:

Institutional Shares*
07/01/20	12/31/20	31.96	(0.01)	7.26	7.25	—	—	—	39.21	22.68	2,637,693		(0.06)	0.66	0.66	12
07/01/19	06/30/20	26.39	0.01	5.77	5.78	—	(0.21)	(0.21)	31.96	22.01	1,601,989		0.05	0.70	0.70	20
07/01/18	06/30/19	23.02	0.03	4.12	4.15	—	(0.78)	(0.78)	26.39	18.89	749,949		0.10	0.73	0.73	21
07/01/17	06/30/18	18.94	0.01	4.42	4.43	—	(0.35)	(0.35)	23.02	23.59	369,642		0.05	0.73	0.73	29
07/01/16	06/30/17	16.05	(0.02)	3.03	3.01	—	(0.12)	(0.12)	18.94	18.83	221,177		(0.10)	0.73	0.73	41
07/01/15	06/30/16	15.69	(0.02)	1.13	1.11	—	(0.75)	(0.75)	16.05	7.17	122,008		(0.11)	0.74	0.74	30

Investor Shares*
07/01/20	12/31/20	31.52	(0.04)	7.17	7.13	—	—	—	38.65	22.62	1,664,201		(0.21)	0.81	0.81	12
07/01/19	06/30/20	26.07	(0.03)	5.69	5.66	—	(0.21)	(0.21)	31.52	21.82	1,108,023		(0.10)	0.85	0.85	20
07/01/18	06/30/19	22.79	(0.01)	4.07	4.06	—	(0.78)	(0.78)	26.07	18.68	374,769		(0.05)	0.88	0.88	21
07/01/17	06/30/18	18.78	(0.02)	4.38	4.36	—	(0.35)	(0.35)	22.79	23.41	102,201		(0.10)	0.88	0.88	29
07/01/16	06/30/17	15.94	(0.04)	3.00	2.96	—	(0.12)	(0.12)	18.78	18.65	36,954		(0.25)	0.88	0.88	41
07/01/15	06/30/16	15.61	(0.04)	1.12	1.08	—	(0.75)	(0.75)	15.94	7.01	25,676		(0.26)	0.89	0.89	30

Advisor Shares*
07/01/20	12/31/20	30.86	(0.08)	7.01	6.93	—	—	—	37.79	22.46	402,061		(0.46)	1.06	1.06	12
07/01/19	06/30/20	25.59	(0.09)	5.57	5.48	—	(0.21)	(0.21)	30.86	21.53	285,542		(0.35)	1.10	1.10	20
07/01/18	06/30/19	22.44	(0.07)	4.00	3.93	—	(0.78)	(0.78)	25.59	18.39	250,871		(0.30)	1.13	1.13	21
07/01/17	06/30/18	18.54	(0.07)	4.32	4.25	—	(0.35)	(0.35)	22.44	23.12	213,262		(0.35)	1.13	1.13	29
07/01/16	06/30/17	15.78	(0.08)	2.96	2.88	—	(0.12)	(0.12)	18.54	18.33	172,012		(0.50)	1.13	1.13	41
07/01/15	06/30/16	15.50	(0.08)	1.11	1.03	—	(0.75)	(0.75)	15.78	6.73	201,727		(0.51)	1.14	1.14	30

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY MID-CAP GROWTH FUND:

Institutional Shares*
07/01/20	12/31/20	$13.86	(0.03)	4.45	4.42	—	—	—	$18.28	31.99%	$143,902		(0.38)%	0.73%	0.80%	23%
07/01/19	06/30/20	13.14	(0.01)	0.77	0.76	—	(0.04)	(0.04)	13.86	5.68	100,367		(0.11)	0.70	0.88	35
07/02/18^	06/30/19	11.42	(0.00)	1.83	1.83	—	(0.11)	(0.11)	13.14	16.36	42,404		(0.00)	0.70	1.04	46

Investor Shares*
07/01/20	12/31/20	13.81	(0.04)	4.43	4.39	—	—	—	18.20	31.88	30,121		(0.53)	0.88	0.95	23
07/01/19	06/30/20	13.12	(0.03)	0.76	0.73	—	(0.04)	(0.04)	13.81	5.46	28,477		(0.26)	0.85	1.03	35
07/01/18	06/30/19	11.36	(0.02)	1.89	1.87	—	(0.11)	(0.11)	13.12	16.80	2,933		(0.15)	0.85	1.19	46
10/02/17^	06/30/18	10.00	(0.01)	1.37	1.36	—	—	—	11.36	13.60	21,377		(0.16)	0.85	1.58	29

BROWN ADVISORY SMALL-CAP GROWTH FUND:

Institutional Shares*
07/01/20	12/31/20	44.31	(0.15)	14.16	14.01	—	(0.45)	(0.45)	57.87	31.64	1,549,096		(0.59)	0.96	0.96	16
07/01/19	06/30/20	44.24	(0.20)	1.15	0.95	—	(0.88)	(0.88)	44.31	2.18	1,039,126		(0.48)	0.97	0.97	29
07/01/18	06/30/19	40.64	(0.15)	5.52	5.37	(0.18)	(1.59)	(1.77)	44.24	14.56	838,698		(0.36)	0.98	0.98	44
07/01/17	06/30/18	35.15	(0.16)	6.31	6.15	(0.15)	(0.51)	(0.66)	40.64	17.64	424,449		(0.42)	0.98	0.98	30
07/01/16	06/30/17	31.19	(0.16)	5.25	5.09	—	(1.13)	(1.13)	35.15	16.57	165,615		(0.49)	0.98	0.98	22
07/01/15	06/30/16	35.91	(0.14)	0.51	0.37	—	(5.09)	(5.09)	31.19	1.61	17,037		(0.45)	0.98	0.98	32

Investor Shares*
07/01/20	12/31/20	22.13	(0.09)	7.07	6.98	—	(0.22)	(0.22)	28.89	31.59	761,516		(0.74)	1.11	1.11	16
07/01/19	06/30/20	22.13	(0.13)	0.57	0.44	—	(0.44)	(0.44)	22.13	2.02	511,028		(0.63)	1.12	1.12	29
07/01/18	06/30/19	20.34	(0.10)	2.77	2.67	(0.08)	(0.80)	(0.88)	22.13	14.40	493,421		(0.51)	1.13	1.13	44
07/01/17	06/30/18	17.61	(0.11)	3.15	3.04	(0.06)	(0.25)	(0.31)	20.34	17.44	476,786		(0.57)	1.13	1.13	30
07/01/16	06/30/17	15.65	(0.11)	2.63	2.52	—	(0.56)	(0.56)	17.61	16.40	335,185		(0.64)	1.13	1.13	22
07/01/15	06/30/16	18.05	(0.10)	0.26	0.16	—	(2.56)	(2.56)	15.65	1.43	268,390		(0.60)	1.13	1.13	32

Advisor Shares*
07/01/20	12/31/20	21.10	(0.12)	6.73	6.61	—	(0.21)	(0.21)	27.50	31.37	14,774		(0.99)	1.36	1.36	16
07/01/19	06/30/20	21.15	(0.18)	0.55	0.37	—	(0.42)	(0.42)	21.10	1.78	12,159		(0.88)	1.37	1.37	29
07/01/18	06/30/19	19.46	(0.15)	2.64	2.49	(0.04)	(0.76)	(0.80)	21.15	14.08	14,489		(0.76)	1.38	1.38	44
07/01/17	06/30/18	16.85	(0.15)	3.02	2.87	(0.02)	(0.24)	(0.26)	19.46	17.21	18,449		(0.82)	1.38	1.38	30
07/01/16	06/30/17	15.02	(0.14)	2.51	2.37	—	(0.54)	(0.54)	16.85	16.04	32,852		(0.89)	1.38	1.38	22
07/01/15	06/30/16	17.35	(0.13)	0.26	0.13	—	(2.46)	(2.46)	15.02	1.27	9,704		(0.85)	1.38	1.38	32

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND:

Institutional Shares*
07/01/20	12/31/20	$19.25	0.06	4.83	4.89	(0.15)	—	(0.15)	$23.99	25.39%	$434,398		0.57%	0.95%	0.95%	26%
07/01/19	06/30/20	24.77	0.21	(4.46)	(4.25)	(0.13)	(1.14)	(1.27)	19.25	(18.38)	336,819		0.94	0.97	0.97	56
07/01/18	06/30/19	29.16	0.29	(1.54)	(1.25)	(0.21)	(2.93)	(3.14)	24.77	(2.91)	447,846		1.10	0.97	0.97	36
07/01/17	06/30/18	27.11	0.15	3.11	3.26	(0.20)	(1.01)	(1.21)	29.16	12.13	410,785		0.52	0.97	0.97	32
07/01/16	06/30/17	22.75	0.17	4.31	4.48	(0.09)	(0.03)	(0.12)	27.11	19.73	341,038		0.68	0.97	0.97	30
07/01/15	06/30/16	23.61	0.13	(0.44)	(0.31)	(0.10)	(0.45)	(0.55)	22.75	(1.17)	156,205		0.59	0.98	0.98	30

Investor Shares*
07/01/20	12/31/20	19.22	0.04	4.81	4.85	(0.11)	—	(0.11)	23.96	25.31	521,751		0.42	1.10	1.10	26
07/01/19	06/30/20	24.75	0.18	(4.46)	(4.28)	(0.11)	(1.14)	(1.25)	19.22	(18.49)	432,498		0.79	1.12	1.12	56
07/01/18	06/30/19	29.12	0.25	(1.53)	(1.28)	(0.16)	(2.93)	(3.09)	24.75	(3.05)	577,212		0.95	1.12	1.12	36
07/01/17	06/30/18	27.08	0.10	3.10	3.20	(0.15)	(1.01)	(1.16)	29.12	11.95	874,269		0.37	1.12	1.12	32
07/01/16	06/30/17	22.73	0.13	4.31	4.44	(0.06)	(0.03)	(0.09)	27.08	19.54	834,317		0.53	1.12	1.12	30
07/01/15	06/30/16	23.59	0.10	(0.44)	(0.34)	(0.07)	(0.45)	(0.52)	22.73	(1.32)	774,547		0.44	1.13	1.13	30

Advisor Shares*
07/01/20	12/31/20	19.10	0.02	4.78	4.80	(0.04)	—	(0.04)	23.86	25.15	4,704		0.17	1.35	1.35	26
07/01/19	06/30/20	24.64	0.12	(4.44)	(4.32)	(0.08)	(1.14)	(1.22)	19.10	(18.71)	4,480		0.54	1.37	1.37	56
07/01/18	06/30/19	28.98	0.19	(1.51)	(1.32)	(0.09)	(2.93)	(3.02)	24.64	(3.27)	8,393		0.70	1.37	1.37	36
07/01/17	06/30/18	26.95	0.03	3.08	3.11	(0.07)	(1.01)	(1.08)	28.98	11.65	25,032		0.12	1.37	1.37	32
07/01/16	06/30/17	22.62	0.07	4.29	4.36	—	(0.03)	(0.03)	26.95	19.29	24,974		0.28	1.37	1.37	30
07/01/15	06/30/16	23.48	0.04	(0.44)	(0.40)	(0.01)	(0.45)	(0.46)	22.62	(1.58)	52,883		0.19	1.38	1.38	30

BROWN ADVISORY GLOBAL LEADERS FUND:

Institutional Shares*
07/01/20	12/31/20	16.38	(0.01)	4.04	4.03	(0.03)	—	(0.03)	20.38	24.60	893,853		(0.15)	0.75	0.77	3
07/01/19	06/30/20	15.24	0.07	1.13	1.20	(0.06)	—	(0.06)	16.38	7.85	605,983		0.45	0.75	0.82	27
10/31/18^	06/30/19	13.13	0.07	2.07	2.14	(0.03)	—	(0.03)	15.24	16.38	214,263		0.71	0.75	0.88	23

Investor Shares*
07/01/20	12/31/20	16.36	(0.03)	4.03	4.00	(0.02)	—	(0.02)	20.34	24.45	83,130		(0.30)	0.90	0.92	3
07/01/19	06/30/20	15.23	0.05	1.12	1.17	(0.04)	—	(0.04)	16.36	7.68	66,813		0.30	0.90	0.97	27
07/01/18	06/30/19	13.82	0.08	1.36	1.44	(0.03)	—	(0.03)	15.23	10.49	18,943		0.60	0.86	1.07	23
07/01/17	06/30/18	11.50	0.08	2.25	2.33	(0.01)	—	(0.01)	13.82	20.28	86,112		0.60	0.85	1.10	26
07/01/16	06/30/17	9.65	0.04	1.83	1.87	(0.02)	—	(0.02)	11.50	19.39	39,354		0.39	0.85	1.16	35
07/01/15^	06/30/16	10.00	0.05	(0.40)	(0.35)	—	—	—	9.65	(3.50)	26,367		0.55	0.85	1.41	53

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY INTERMEDIATE INCOME FUND:

Investor Shares*
07/01/20	12/31/20	$11.06	0.06	0.13	0.19	(0.07)	(0.01)	(0.08)	$11.17	1.67%	$183,999		1.14%	0.48%	0.51%	21%
07/01/19	06/30/20	10.72	0.24	0.35	0.59	(0.25)	—	(0.25)	11.06	5.55	148,300		2.24	0.49	0.53	105
07/01/18	06/30/19	10.35	0.27	0.36	0.63	(0.26)	—	(0.26)	10.72	6.24	135,175		2.63	0.47	0.53	82
07/01/17	06/30/18	10.60	0.23	(0.24)	(0.01)	(0.24)	—	(0.24)	10.35	(0.12)	125,060		2.20	0.45	0.51	35
07/01/16	06/30/17	10.78	0.20	(0.16)	0.04	(0.22)	—	(0.22)	10.60	0.40	131,941		1.88	0.45	0.51	62
07/01/15	06/30/16	10.63	0.20	0.22	0.42	(0.21)	(0.06)	(0.27)	10.78	3.99	137,900		1.92	0.43	0.50	68

Advisor Shares*
07/01/20	12/31/20	10.82	0.05	0.13	0.18	(0.06)	(0.01)	(0.07)	10.93	1.58	3,705		0.89	0.73	0.76	21
07/01/19	06/30/20	10.49	0.21	0.34	0.55	(0.22)	—	(0.22)	10.82	5.32	3,624		1.99	0.74	0.78	105
07/01/18	06/30/19	10.13	0.24	0.36	0.60	(0.24)	—	(0.24)	10.49	6.01	3,615		2.38	0.72	0.78	82
07/01/17	06/30/18	10.38	0.20	(0.24)	(0.04)	(0.21)	—	(0.21)	10.13	(0.38)	3,782		1.95	0.70	0.76	35
07/01/16	06/30/17	10.56	0.17	(0.15)	0.02	(0.20)	—	(0.20)	10.38	0.16	4,098		1.63	0.70	0.76	62
07/01/15	06/30/16	10.42	0.17	0.21	0.38	(0.18)	(0.06)	(0.24)	10.56	3.71	8,972		1.67	0.68	0.75	68

BROWN ADVISORY TOTAL RETURN FUND:

Institutional Shares*
07/01/20	12/31/20	10.51	0.08	0.32	0.40	(0.08)	(0.19)	(0.27)	10.64	3.87	453,652		1.41	0.43	0.43	44
07/01/19	06/30/20	10.22	0.27	0.52	0.79	(0.28)	(0.22)	(0.50)	10.51	7.90	388,100		2.62	0.45	0.45	143
07/01/18	06/30/19	9.78	0.32	0.44	0.76	(0.32)	—	(0.32)	10.22	7.90	246,074		3.26	0.49	0.49	106
07/01/17	06/30/18	10.00	0.28	(0.22)	0.06	(0.28)	—	(0.28)	9.78	0.61	121,381		2.79	0.50	0.50	209
07/01/16	06/30/17	10.18	0.24	(0.16)	0.08	(0.25)	(0.01)	(0.26)	10.00	0.80	107,686		2.36	0.51	0.51	216
07/01/15	06/30/16	9.83	0.25	0.37	0.62	(0.27)	—	(0.27)	10.18	6.46	83,854		2.55	0.51	0.51	218

Investor Shares*
07/01/20	12/31/20	10.51	0.07	0.33	0.40	(0.08)	(0.19)	(0.27)	10.64	3.84	5,583		1.36	0.48	0.48	44
07/01/19	06/30/20	10.22	0.26	0.52	0.78	(0.27)	(0.22)	(0.49)	10.51	7.85	4,523		2.57	0.50	0.50	143
07/01/18	06/30/19	9.78	0.32	0.43	0.75	(0.31)	—	(0.31)	10.22	7.85	4,916		3.21	0.54	0.54	106
07/01/17	06/30/18	10.00	0.27	(0.21)	0.06	(0.28)	—	(0.28)	9.78	0.56	2,619		2.74	0.55	0.55	209
07/01/16	06/30/17	10.18	0.23	(0.16)	0.07	(0.24)	(0.01)	(0.25)	10.00	0.75	2,668		2.31	0.56	0.56	216
07/01/15	06/30/16	9.83	0.25	0.37	0.62	(0.27)	—	(0.27)	10.18	6.40	1,957		2.50	0.56	0.56	218

BROWN ADVISORY SUSTAINABLE BOND FUND:

Institutional Shares*
07/01/20	12/31/20	10.54	0.10	0.22	0.32	(0.10)	(0.21)	(0.31)	10.55	2.99	196,041		1.78	0.45	0.45	40
07/01/19	06/30/20	10.13	0.27	0.54	0.81	(0.28)	(0.12)	(0.40)	10.54	8.14	153,472		2.63	0.48	0.48	97
07/02/18^	06/30/19	9.70	0.30	0.42	0.72	(0.29)	—	(0.29)	10.13	7.60	126,466		3.08	0.55	0.52	66

Investor Shares*
07/01/20	12/31/20	10.54	0.09	0.23	0.32	(0.10)	(0.21)	(0.31)	10.55	2.97	3,413		1.73	0.50	0.50	40
07/01/19	06/30/20	10.13	0.26	0.54	0.80	(0.27)	(0.12)	(0.39)	10.54	8.09	2,125		2.58	0.53	0.53	97
07/01/18	06/30/19	9.70	0.29	0.43	0.72	(0.29)	—	(0.29)	10.13	7.54	884		3.03	0.60	0.57	66
08/07/17^	06/30/18	10.00	0.21	(0.34)	(0.13)	(0.17)	—	(0.17)	9.70	(1.27)	54,291		2.41	0.60	0.71	64
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY MARYLAND BOND FUND:

Investor Shares*
07/01/20	12/31/20	$10.67	0.11	0.21	0.32	(0.13)	—	(0.13)	$10.86	3.03%	$177,147		1.99%	0.48%	0.48%	9%
07/01/19	06/30/20	10.80	0.25	(0.09)	0.16	(0.29)	—	(0.29)	10.67	1.44	176,198		2.31	0.49	0.49	37
07/01/18	06/30/19	10.50	0.28	0.30	0.58	(0.28)	—	(0.28)	10.80	5.65	182,072		2.69	0.49	0.49	33
07/01/17	06/30/18	10.62	0.26	(0.12)	0.14	(0.26)	—	(0.26)	10.50	1.29	181,230		2.42	0.48	0.48	25
07/01/16	06/30/17	10.92	0.23	(0.26)	(0.03)	(0.23)	(0.04)	(0.27)	10.62	(0.27)	181,518		2.14	0.49	0.49	53
07/01/15	06/30/16	10.65	0.23	0.32	0.55	(0.23)	(0.05)	(0.28)	10.92	5.24	183,705		2.12	0.48	0.48	80

BROWN ADVISORY TAX-EXEMPT BOND FUND:

Institutional Shares*
07/01/20	12/31/20	10.08	0.10	0.32	0.42	(0.13)	—	(0.13)	10.37	4.23	1,160,774		2.03	0.41	0.41	20
07/01/19	06/30/20	10.20	0.24	(0.08)	0.16	(0.28)	—	(0.28)	10.08	1.59	1,072,444		2.38	0.42	0.42	80
07/02/18^	06/30/19	9.90	0.33	0.30	0.63	(0.33)	—	(0.33)	10.20	6.51	950,832		3.36	0.43	0.43	53

Investor Shares*
07/01/20	12/31/20	10.09	0.10	0.32	0.42	(0.13)	—	(0.13)	10.38	4.20	9,611		1.98	0.46	0.46	20
07/01/19	06/30/20	10.20	0.24	(0.07)	0.17	(0.28)	—	(0.28)	10.09	1.64	9,982		2.33	0.47	0.47	80
07/01/18	06/30/19	9.90	0.33	0.30	0.63	(0.33)	—	(0.33)	10.20	6.49	19,395		3.31	0.48	0.48	53
07/01/17	06/30/18	9.94	0.31	(0.04)	0.27	(0.31)	—	(0.31)	9.90	2.78	439,906		3.16	0.48	0.48	55
07/01/16	06/30/17	10.26	0.29	(0.32)	(0.03)	(0.29)	—	(0.29)	9.94	(0.29)	257,602		2.88	0.49	0.49	55
07/01/15	06/30/16	9.93	0.25	0.33	0.58	(0.25)	—	(0.25)	10.26	5.94	233,675		2.51	0.49	0.49	119

BROWN ADVISORY TAX-EXEMPT SUSTAINABLE BOND FUND:
Investor Shares*
07/01/20	12/31/20	9.88	0.06	0.20	0.26	(0.06)	(0.01)	(0.07)	10.07	2.65	199,173		1.29	0.49	0.49	13
12/02/19^	06/30/20	10.00	0.08	(0.12)	(0.04)	(0.08)	—	(0.08)	9.88	(0.37)	157,032		1.45	0.55	0.55	39

BROWN ADVISORY MORTGAGE SECURITIES FUND:

Institutional Shares*
07/01/20	12/31/20	10.46	(0.01)	0.14	0.13	(0.04)	—	(0.04)	10.55	1.25	254,874		(0.26)	0.45	0.45	52
07/01/19	06/30/20	10.02	0.11	0.50	0.61	(0.17)	—	(0.17)	10.46	6.09	238,202		1.07	0.47	0.47	139
07/01/18	06/30/19	9.65	0.22	0.42	0.64	(0.27)	—	(0.27)	10.02	6.72	281,728		2.29	0.47	0.47	200
07/01/17	06/30/18	9.87	0.18	(0.16)	0.02	(0.24)	—	(0.24)	9.65	0.16	300,643		1.86	0.47	0.47	336
07/01/16	06/30/17	10.20	0.15	(0.21)	(0.06)	(0.20)	(0.07)	(0.27)	9.87	(0.52)	342,705		1.53	0.46	0.46	414
07/01/15	06/30/16	10.06	0.22	0.21	0.43	(0.25)	(0.04)	(0.29)	10.20	4.32	377,908		2.12	0.45	0.45	244

Investor Shares*
07/01/20	12/31/20	10.47	(0.02)	0.15	0.13	(0.04)	—	(0.04)	10.56	1.23	22,815		(0.31)	0.50	0.50	52
07/01/19	06/30/20	10.02	0.11	0.50	0.61	(0.16)	—	(0.16)	10.47	6.15	9,755		1.02	0.52	0.52	139
07/01/18	06/30/19	9.66	0.22	0.40	0.62	(0.26)	—	(0.26)	10.02	6.55	266		2.24	0.52	0.52	200
07/01/17	06/30/18	9.87	0.18	(0.16)	0.02	(0.23)	—	(0.23)	9.66	0.21	321		1.81	0.52	0.52	336
07/01/16	06/30/17	10.21	0.15	(0.22)	(0.07)	(0.20)	(0.07)	(0.27)	9.87	(0.68)	738		1.48	0.51	0.51	414
07/01/15	06/30/16	10.06	0.21	0.22	0.43	(0.24)	(0.04)	(0.28)	10.21	4.33	1,793		2.07	0.50	0.50	244

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY - WMC STRATEGIC EUROPEAN EQUITY FUND:

Institutional Shares*
07/01/20	12/31/20	$10.51	0.03	2.01	2.04	(0.03)	(0.73)	(0.76)	$11.79	19.47%	$326,057		0.45%	1.07%	1.07%	28%
07/01/19	06/30/20	11.15	0.03	(0.07)	(0.04)	(0.10)	(0.50)	(0.60)	10.51	(0.66)	287,081		0.29	1.09	1.09	53
07/01/18	06/30/19	12.42	0.07	(0.16)	(0.09)	(0.20)	(0.98)	(1.18)	11.15	0.84	470,903		0.62	1.07	1.07	34
07/01/17	06/30/18	12.05	0.13	0.35	0.48	(0.11)	—	(0.11)	12.42	3.97	927,916		1.03	1.07	1.07	33
07/01/16	06/30/17	9.90	0.12	2.16	2.28	(0.13)	—	(0.13)	12.05	23.32	1,176,492		1.10	1.09	1.09	27
07/01/15	06/30/16	10.20	0.13	(0.40)	(0.27)	(0.03)	—	(0.03)	9.90	(2.68)	1,059,870		1.30	1.11	1.11	31

Investor Shares*
07/01/20	12/31/20	10.48	0.02	2.01	2.03	(0.02)	(0.73)	(0.75)	11.76	19.46	33,604		0.30	1.22	1.22	28
07/01/19	06/30/20	11.12	0.01	(0.06)	(0.05)	(0.09)	(0.50)	(0.59)	10.48	(0.77)	22,224		0.14	1.24	1.24	53
07/01/18	06/30/19	12.41	0.05	(0.17)	(0.12)	(0.19)	(0.98)	(1.17)	11.12	0.58	18,100		0.47	1.22	1.22	34
07/01/17	06/30/18	12.05	0.11	0.36	0.47	(0.11)	—	(0.11)	12.41	3.85	14,669		0.88	1.22	1.22	33
07/01/16	06/30/17	9.90	0.10	2.17	2.27	(0.12)	—	(0.12)	12.05	23.18	7,367		0.95	1.24	1.24	27
07/01/15	06/30/16	10.19	0.12	(0.41)	(0.29)	—	—	—	9.90	(2.85)	13,031		1.15	1.26	1.26	31

Advisor Shares*
07/01/20	12/31/20	10.38	—	2.00	2.00	(0.01)	(0.73)	(0.74)	11.64	19.30	3,587		0.05	1.47	1.47	28
07/01/19	06/30/20	11.03	(0.01)	(0.07)	(0.08)	(0.07)	(0.50)	(0.57)	10.38	(1.04)	3,816		(0.11)	1.49	1.49	53
07/01/18	06/30/19	12.30	0.02	(0.16)	(0.14)	(0.15)	(0.98)	(1.13)	11.03	0.42	7,563		0.22	1.47	1.47	34
07/01/17	06/30/18	11.98	0.08	0.35	0.43	(0.11)	—	(0.11)	12.30	3.54	13,313		0.63	1.47	1.47	33
07/01/16	06/30/17	9.85	0.08	2.15	2.23	(0.10)	—	(0.10)	11.98	22.91	10,740		0.70	1.49	1.49	27
07/01/15	06/30/16	10.17	0.09	(0.41)	(0.32)	—	—	—	9.85	(3.15)	745		0.90	1.51	1.51	31

BROWN ADVISORY EMERGING MARKETS SELECT FUND:

Institutional Shares*
07/01/20	12/31/20	8.86	0.05	2.87	2.92	(0.07)	—	(0.07)	11.71	33.06	373,731		0.95	1.13	1.13	36
07/01/19	06/30/20	9.34	0.11	(0.48)	(0.37)	(0.11)	—	(0.11)	8.86	(4.04)	267,282		1.27	1.16	1.16	62
07/01/18	06/30/19	10.06	0.11	(0.48)	(0.37)	(0.35)	—	(0.35)	9.34	(3.35)	326,693		1.20	1.26	1.26	131
07/01/17	06/30/18	10.17	0.17	(0.17)	—	(0.11)	—	(0.11)	10.06	(0.12)	513,535		1.57	1.15	1.15	13
07/01/16	06/30/17	8.73	0.12	1.43	1.55	(0.11)	—	(0.11)	10.17	18.04	407,616		1.31	1.17	1.17	23
07/01/15	06/30/16	9.74	0.13	(1.05)	(0.92)	(0.09)	—	(0.09)	8.73	(9.40)	319,993		1.56	1.17	1.17	19

Investor Shares*
07/01/20	12/31/20	8.85	0.04	2.87	2.91	(0.05)	—	(0.05)	11.71	32.91	4,943		0.80	1.28	1.28	36
07/01/19	06/30/20	9.33	0.10	(0.49)	(0.39)	(0.09)	—	(0.09)	8.85	(4.29)	4,202		1.12	1.31	1.31	62
07/01/18	06/30/19	10.03	0.10	(0.48)	(0.38)	(0.32)	—	(0.32)	9.33	(3.42)	5,063		1.05	1.41	1.41	131
07/01/17	06/30/18	10.15	0.16	(0.19)	(0.03)	(0.09)	—	(0.09)	10.03	(0.37)	38,106		1.42	1.30	1.30	13
07/01/16	06/30/17	8.71	0.11	1.43	1.54	(0.10)	—	(0.10)	10.15	17.90	183,378		1.16	1.32	1.32	23
07/01/15	06/30/16	9.73	0.12	(1.06)	(0.94)	(0.08)	—	(0.08)	8.71	(9.60)	196,841		1.41	1.32	1.32	19

Advisor Shares*
07/01/20	12/31/20	8.87	0.03	2.88	2.91	(0.01)	—	(0.01)	11.77	32.80	19		0.55	1.53	1.53	36
07/01/19	06/30/20	9.37	0.08	(0.50)	(0.42)	(0.08)	—	(0.08)	8.87	(4.61)	52		0.87	1.56	1.56	62
07/01/18	06/30/19	10.07	0.07	(0.47)	(0.40)	(0.30)	—	(0.30)	9.37	(3.66)	167		0.80	1.66	1.66	131
07/01/17	06/30/18	10.19	0.13	(0.18)	(0.05)	(0.07)	—	(0.07)	10.07	(0.60)	172		1.17	1.55	1.55	13
07/01/16	06/30/17	8.73	0.08	1.45	1.53	(0.07)	—	(0.07)	10.19	17.65	253		0.91	1.57	1.57	23
07/01/15	06/30/16	9.70	0.10	(1.05)	(0.95)	(0.02)	—	(0.02)	8.73	(9.82)	281		1.16	1.57	1.57	19

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY - BEUTEL GOODMAN LARGE-CAP VALUE FUND:

Institutional Shares*
07/01/20	12/31/20	$10.61	0.09	2.13	2.22	(0.39)	—	(0.39)	$12.44	20.97%	$724,672		1.51%	0.56%	0.56%	22%
07/01/19	06/30/20	10.47	0.56	(0.20)	0.36	(0.10)	(0.12)	(0.22)	10.61	3.27	452,012		5.26	0.57	0.57	32
07/01/18	06/30/19	9.58	0.20	0.89	1.09	(0.11)	(0.09)	(0.20)	10.47	11.62	296,963		1.97	0.60	0.60	45
02/13/18^	06/30/18	10.00	0.06	(0.48)	(0.42)	—	—	—	9.58	(4.20)	151,004		1.61	0.67	0.67	11

*
Unaudited for periods beginning after June 30, 2020.  Redemption fees of less than $0.005/share are not presented and are included in net realized & unrealized gains (losses) from investment operations.  The increase in the portfolio turnover rate for Brown Advisory Emerging Markets Select Fund for the year ended June 30, 2019 was primarily the result of a change in sub-advisers during the year.

^	Commencement of operations.
(a)	Calculated based on average shares outstanding during the fiscal period.
(b)
Annualized for periods less than one year.  Ratios include only income and expenses of the funds themselves, as presented in the Statements of Operations, and do not include any additional or pro rata amounts of income or expenses from the ownership of any other investment companies (as applicable).

(c)	Not annualized for periods less than one year. Portfolio turnover rates are calculated at the fund level (not by individual share class).
(d)	Reflects the expense ratio excluding any expense waivers or expense recoupments

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Notes to Financial Statements
December 31, 2020 (Unaudited)

Note 1. Organization

Brown Advisory Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-ended management investment company. The Trust offers the following series of shares (each a “Fund,” and collectively, the “Funds”):

•	Brown Advisory Growth Equity Fund (“Growth Equity Fund”) seeks to achieve capital appreciation by primarily investing in equity securities,
•	Brown Advisory Flexible Equity Fund (“Flexible Equity Fund”) seeks to achieve long-term growth of capital,
•	Brown Advisory Equity Income Fund (“Equity Income Fund”) seeks to provide current dividend yield and dividend growth,
•	Brown Advisory Sustainable Growth Fund (“Sustainable Growth Fund”) seeks to achieve capital appreciation,
•	Brown Advisory Mid-Cap Growth Fund (“Mid-Cap Growth Fund”) seeks to achieve long-term capital appreciation,
•	Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”) seeks to achieve long-term capital appreciation by primarily investing in equity securities,
•	Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”) seeks to achieve long-term capital appreciation,
•	Brown Advisory Global Leaders Fund (“Global Leaders Fund”) seeks to achieve long-term capital appreciation by investing primarily in global equities,
•
Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”) seeks to provide a high level of current income consistent with the preservation of principal within an intermediate-term maturity structure,

•	Brown Advisory Total Return Fund (“Total Return Fund”) seeks to provide a competitive total return consistent with the preservation of principal,
•
Brown Advisory Sustainable Bond Fund (“Sustainable Bond Fund”) seeks to provide a competitive total return consistent with the preservation of principal while giving special consideration to certain environmental, social and governance criteria,

•	Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”) seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk,
•
Brown Advisory Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”) seeks to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds,

•
Brown Advisory Tax-Exempt Sustainable Bond Fund (“Tax-Exempt Sustainable Bond Fund”) seeks to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds while giving special consideration to certain environmental, social, and governance criteria,

•	Brown Advisory Mortgage Securities Fund (“Mortgage Securities Fund”) seeks to maximize total return consistent with preservation of capital,
•
Brown Advisory – WMC Strategic European Equity Fund (“WMC Strategic European Equity Fund”) seeks to achieve total return by investing principally in equity securities issued by companies established or operating in Europe,

•
Brown Advisory Emerging Markets Select Fund (“Emerging Markets Select Fund”) seeks to achieve total return by investing principally in equity securities issued by companies established or operating in emerging markets, and

•	Brown Advisory – Beutel Goodman Large-Cap Value Fund (“Beutel Goodman Large-Cap Value Fund”) seeks to achieve capital appreciation.

www.brownadvisory.com/mf

Notes to Financial Statements
December 31, 2020 (Unaudited)

The Funds commenced operations as follows:

	Institutional	Investor	Advisor		Institutional	Investor	Advisor
Fund	Shares	Shares	Shares	Fund	Shares	Shares	Shares
Growth Equity	10/19/2012	6/28/1999	5/18/2006	Sustainable Bond	7/2/2018	8/7/2017	—
Flexible Equity	10/19/2012	11/30/2006	1/24/2007	Maryland Bond	—	12/21/2000	—
Equity Income	10/19/2012	12/29/2011	12/29/2011	Tax-Exempt Bond	7/2/2018	6/29/2012	—
Sustainable Growth	6/29/2012	6/29/2012	6/29/2012	Tax-Exempt
Mid-Cap Growth	7/2/2018	10/2/2017	—	Sustainable Bond	—	12/2/2019	—
Small-Cap Growth	9/20/2002	6/28/1999	4/25/2006	Mortgage Securities	5/13/2014	12/26/2013	—
Small-Cap				WMC Strategic
Fundamental Value	10/19/2012	12/31/2008	7/28/2011	European Equity	10/21/2013	10/21/2013	10/21/2013
Global Leaders	10/31/2018	7/1/2015	—	Emerging Markets Select	12/12/2012	12/12/2012	12/12/2012
Intermediate Income	—	11/2/1995	5/13/1991	Beutel Goodman
Total Return	10/30/2014	10/30/2014	—	Large-Cap Value	2/13/2018	—	—

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are investment companies and follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies, which is part of U.S. GAAP.

A. Security Valuation – The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Domestic Equity Securities – Domestic equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Such domestic equity securities are typically categorized as Level 1 securities. Investments in other domestic open-ended mutual funds are valued at their reported Net Asset Value (“NAV”) and are typically categorized as Level 1 securities. Investments in Exchange Traded Funds (“ETFs”) and Closed-End Funds are valued at their last reported sale price and are typically categorized as Level 1 securities.

Foreign Equity Securities – For foreign equity securities that are traded on foreign exchanges, the Funds have selected ICE Data Services (“ICE”) to provide pricing data. The use of ICE’s pricing services with respect to these foreign exchange traded securities is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Funds that are traded on those foreign exchanges. The Funds utilize a confidence interval when determining whether or not to utilize these prices provided by ICE. The confidence interval is a measure of the relationship that each foreign exchange traded security has to movements in various indices and the price of the foreign exchange traded security’s corresponding American Depositary Receipt, if one exists. ICE provides a confidence interval for each foreign exchange traded security for which it provides a price. If the confidence interval provided by ICE is equal to or greater than a predefined level

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Notes to Financial Statements
December 31, 2020 (Unaudited)

utilized by the Funds, the Funds will value that foreign exchange traded security at that price. If the confidence interval provided by ICE is less than the predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at the preceding closing price on its respective foreign exchange, or, if there were no transactions on the preceding day, at the mean between the bid and the asked prices. Such foreign securities are typically categorized as Level 2 securities. Foreign securities for which the local market closing prices are utilized are typically categorized as Level 1 securities.

Debt Securities – Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors. Such debt securities are typically categorized as Level 2.

Exchange Traded Options – Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Such options are typically categorized as Level 2.

Futures Contracts – Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1 securities.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued at the prevailing forward exchange rates of the underlying currencies and are categorized as Level 2 securities.

Securities for which quotations are not readily available, or for which quotations are deemed to be inaccurate or unreliable, are valued at their respective fair values as determined in good faith under guidelines and procedures adopted by the Board of Trustees. These are generally considered Level 3 securities when significant unobservable inputs are utilized in the determination of the fair value. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the guidelines and procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2020, the Small-Cap Growth Fund held Level 3 securities for which significant and unobservable inputs or assumptions were used in the determination of fair value. The total market value of such securities held as of December 31, 2020 was $1,686,025 or 0.1% of Small-Cap Growth Fund’s net assets.

The following is a summary of inputs used to value the Funds’ investments as of December 31, 2020:

	Level 1	Level 2	Level 3
Growth Equity Fund
Common Stocks	$3,032,041,220	$—	$—
REIT^	97,338,236	—	—
Short-Term Investments	114,153,903	—	—
Total Investments	$3,243,533,359	$—	$—

Flexible Equity Fund
Common Stocks	$564,840,603	$—	$—
REIT^	14,174,977	—	—
Short-Term Investments	10,403,444	—	—
Total Investments	$589,419,024	$—	$—

Equity Income Fund
Common Stocks	$77,502,027	$—	$—
Preferred Stocks	1,375,968	—	—
REIT^	3,551,174	—	—
Short-Term Investments	734,706	—	—
Total Investments	$83,163,875	$—	$—

Sustainable Growth Fund
Common Stocks	$4,438,680,075	$—	$—
REIT^	163,124,509	—	—
Short-Term Investments	104,786,244	—	—
Total Investments	$4,706,590,828	$—	$—

Mid-Cap Growth Fund
Common Stocks	$166,351,777	$—	$—
REIT^	3,490,794	—	—
Short-Term Investments	3,777,605	—	—
Total Investments	$173,620,176	$—	$—

Small-Cap Growth Fund
Common Stocks	$2,149,582,365	$—	$—
Private Placements	—	—	1,686,025
REIT^	36,186,354	—	—
Short-Term Investments	147,250,430	—	—
Total Investments	$2,333,019,149	$—	$1,686,025

www.brownadvisory.com/mf

Notes to Financial Statements
December 31, 2020 (Unaudited)

	Level 1	Level 2	Level 3
Small-Cap Fundamental Value Fund
Common Stocks	$863,588,264	$—	$—
REIT^	49,318,048	—	—
Short-Term Investments	46,984,642	—	—
Total Investments	$959,890,954	$—	$—

Global Leaders Fund
Common Stocks:
China	$—	$61,489,356	$—
France	—	33,133,212	—
Germany	—	62,240,051	—
India	—	28,367,609	—
Indonesia	—	30,471,956	—
Netherlands	—	26,827,340	—
Sweden	—	22,511,298	—
Switzerland	—	51,441,949	—
Taiwan	49,138,876	—	—
United Kingdom	—	25,707,406	—
United States	566,637,487	—	—
Short-Term Investments	12,839,388	—	—
Total Investments	$628,615,751	$342,190,177	$—

Intermediate Income Fund
Corporate Bonds & Notes	$—	$59,601,949	$—
Mortgage Backed Securities	—	28,966,310	—
Asset Backed Securities	—	21,596,714	—
U.S. Treasury Notes	—	47,858,998	—
Affiliated Mutual Funds	22,054,396	—	—
Short-Term Investments	4,622,690	—	—
Total Investments	$26,677,086	$158,023,971	$—

Total Return Fund
Corporate Bonds & Notes	$—	$221,606,647	$—
Mortgage Backed Securities	—	108,863,779	—
Asset Backed Securities	—	72,300,064	—
U.S. Treasury Notes	—	68,521,026	—
Municipal Bonds	—	4,124,611	—
Preferred Stocks	1,499,184	—	—
Short-Term Investments	6,710,928	1,799,983	—
Total Investments	$8,210,112	$477,216,110	$—
Futures Contracts – Long*	$(466,337)	$—	$—
Futures Contracts – Short*	$88,776	$—	$—
Mortgage Backed
Securities – Short	$—	$(5,239,062)	$—

Sustainable Bond Fund
Corporate Bonds & Notes	$—	$86,333,732	$—
Mortgage Backed Securities	—	37,480,827	—
Asset Backed Securities	—	17,922,496	—
Municipal Bonds	—	14,227,959	—
Foreign Government Bonds	—	17,276,249	—
U.S. Treasury Notes	—	21,263,523	—
Short-Term Investments	8,989,554	249,998	—
Total Investments	$8,989,554	$194,754,784	$—
Futures Contracts – Long*	$(138,524)	$—	$—
Futures Contracts – Short*	$45,306	$—	$—

Maryland Bond Fund
Municipal Bonds	$—	$171,849,203	$—
Short-Term Investments	2,963,927	—	—
Total Investments	$2,963,927	$171,849,203	$—

Tax-Exempt Bond Fund
Municipal Bonds	$—	$1,143,055,368	$—
Short-Term Investments	13,258,022	—	—
Total Investments	$13,258,022	$1,143,055,368	$—

Tax-Exempt Sustainable Bond Fund
Municipal Bonds	$—	$195,639,032	$—
Total Investments	$—	$195,639,032	$—

Mortgage Securities Fund
Mortgage Backed Securities	$—	$261,855,514	$—
Asset Backed Securities	—	13,625,660	—
Corporate Bonds & Notes	—	3,758,508	—
Municipal Bonds	—	613,572	—
U.S. Treasury Notes	—	13,043,418	—
Preferred Stocks	1,697,306	—	—
Short-Term Investments	11,915,901	—	—
Total Investments	$13,613,207	$292,896,672	$—
Futures Contracts – Short*	$(8,482)	$—	$—
Mortgage Backed
Securities – Short	$—	$(5,239,062)	$—

WMC Strategic European Equity Fund
Common Stocks:
Austria	$—	$1,032,654	$—
Belgium	—	13,782,367	—
Czech Republic	—	766,801
Denmark	—	2,344,980	—
France	—	44,408,359	—
Germany	1,870,401	52,955,141	—
Italy	—	96,189
Netherlands	8,837,454	16,738,390	—
Portugal	—	6,999,946	—
Spain	2,661,478	10,704,105	—
Sweden	—	47,108,056	—
Switzerland	—	44,213,568	—
United Kingdom	—	91,861,500	—
Preferred Stocks	—	2,899,761	—
Short-Term Investments	13,243,028	—	—
Total Investments	$26,612,361	$335,911,817	$—

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Notes to Financial Statements
December 31, 2020 (Unaudited)

	Level 1	Level 2	Level 3
Emerging Markets Select Fund
Common Stocks:
Brazil	$—	$4,363,292	$—
China	47,472,275	89,639,187	—
Czech Republic	—	3,077,592	—
Hungary	—	2,501,399	—
India	—	44,178,430	—
Indonesia	—	7,879,130	—
Philippines	—	2,631,526	—
Russia	—	9,757,445	—
Singapore	—	6,318,324	—
South Africa	—	1,846,469	—
South Korea	—	53,959,348	—
Taiwan	—	53,613,060	—
Thailand	—	5,594,268	—
Turkey	—	5,570,489	—
United Arab Emirates	—	2,847,361	—
United Kingdom	—	7,090,809	—
United States	9,249,867	—	—
Preferred Stocks	—	6,653,435	—
Short-Term Investments	12,970,913	—	—
Total Investments	$69,693,055	$307,521,564	$—

Beutel Goodman Large-Cap Value Fund
Common Stocks	$691,122,770	$—	$—
Short-Term Investments	31,079,412	—	—
Total Investments	$722,202,182	$—	$—

^	Real Estate Investment Trusts
*	Amounts presented for Futures Contracts represent total unrealized appreciation (depreciation) as of the date of this report.

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value.

Small-Cap Growth Fund	Private Placements
Balance as of June 30, 2020	$1,814,370
Purchases	—
Distributions / Returns of Capital	(651,250)
Realized Gains	651,250
Change in Unrealized Appreciation (Depreciation)	(128,345)
Balance as December 31, 2020	$1,686,025
Change in Unrealized Appreciation (Depreciation) for Level 3 investments held at December 31, 2020	$(128,345)

Private Placements – The inputs utilized in valuing the Private Placements consist of annual audited financial statements and quarterly capital statements which are provided by the issuer. These valuations are adjusted periodically for certain events (additional contributions of capital or purchases made by the Fund, distributions to the Fund made by the issuer, etc) that may occur prior to receipt of the next quarterly capital statement or Annual Report.

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on trade date. Discounts/premiums on debt securities purchased are accreted/amortized to contractual maturity, estimated maturity, or next call date, as applicable. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income and capital gains on some foreign securities may be subject to foreign withholding or capital gains taxes. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments or as realized capital gains when there is no remaining cost basis on the investments.

C. Expenses and Share Class Allocations – Expenses directly attributable to a Fund are charged to that Fund. Expenses attributable to more than one Fund are allocated to the respective Funds on the basis of relative net assets or other appropriate methods. In Funds with multiple share classes, each share class has equal rights to earnings and assets except that each share class bears different shareholder servicing and/or Rule 12b-1 distribution expenses. Each share class has exclusive voting rights with respect to matters that affect just that share class. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized capital gains or losses on investments are allocated to each share class on the basis of relative net assets.

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Notes to Financial Statements
December 31, 2020 (Unaudited)

D. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions..

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Some of the Funds may invest in forward foreign currency contracts. These amounts are presented separately from realized and unrealized gains and losses from investments in the financial statements.

E. Options – The Funds may invest in options. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund. A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. None of the Funds purchased, sold or wrote any options during the six months ended December 31, 2020.

F. To-Be-Announced Securities – Some of the Funds may invest in to-be-announced securities (“TBAs”). TBAs is a term that is generally used to describe forward-settling mortgage-backed securities. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBAs trades are entered into is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage-backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase a Fund’s exposure to interest rate risk and could also expose a Fund to counterparty default risk. In order to mitigate counterparty default risk, the Funds only enter into TBAs with counterparties for which the risk of default is determined to be remote. As a purchaser or seller of TBAs, the Funds segregate cash or cash equivalents as collateral as required in accordance with applicable industry regulations.

G. Tender Option Bonds – Maryland Bond Fund, Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund may engage in tender option bond (“TOB”) transactions up to 5% of its net assets which are accounted for by the funds as a secured borrowing.  In a typical TOB transaction, a Fund or another party deposits fixed-rate municipal bonds or other securities into a special purposes entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues short-term floating rate interests (“Floaters”), which are generally sold to third party investors (often money market funds) and residual interests (“Residual Interests”), which are generally held by the Fund or party that contributed the securities to the TOB Trust. The interest rates payable on the Residual Interests bear an inverse relationship to the interest rate on the Floaters. The interest rate on the Floaters is reset by a remarketing process typically every 7 to 35 days. After income is paid on the Floaters at current, short-term rates, the residual income from the underlying bond held by the TOB Trust goes to the Residual Interests. If a Fund is the depositor of the municipal bonds or other securities to the TOB Trust, the Fund will receive the proceeds from the TOB Trust’s sale of the Floaters, less certain transaction costs. These proceeds may be used by the Fund to invest in other securities, which would have a leveraging effect on the Fund.

Residual Interests may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances, the holder of the Residual Interests bears substantially all of the underlying bond’s downside investment risk and also benefits from any appreciation in the value of the underlying bond. Investments in Residual Interests typically will involve greater risk than investments in the underlying municipal bond, including the risk of loss of principal. Because changes in the interest rate on the Floaters inversely affect the residual interest paid on the Residual Interests, the value of the Residual Interests is

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Notes to Financial Statements
December 31, 2020 (Unaudited)

generally more volatile than that of a fixed-rate municipal bond. Floaters and Residual Interests are subject to interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received by the Residual Interests when short-term interest rates rise, and increase the interest received when short-term interest rates fall.

The Residual Interests held by a Fund provide the Fund with the right to: (1) cause the holders of the Floaters to tender their notes at par, and (2) cause the sale of the underlying bond held by the TOB Trust, thereby collapsing the TOB Trust. A Fund may invest in a TOB Trust on either a non-recourse and recourse basis. Each Fund does not currently intend to invest in a TOB Trust on a recourse basis, although each Fund reserves the right to do so in the future. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Floaters to tender their Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a TOTE, as such term is defined below). Depending on the structure of the TOB Trust, the Liquidity Provider may purchase the tendered Floaters, or the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered Floaters.

The TOB Trust may also be collapsed without the consent of a Fund, as the holder of the Residual Interest, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, or a judgment or ruling that interest on the underlying municipal bond is subject to federal income taxation. Upon the occurrence of a TOTE, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the Floaters up to par plus accrued interest owed on the Floaters and a portion of gain share, if any, with the balance paid out to the holder of the Residual Interests. In the case of a mandatory termination event, as defined in the TOB Trust agreements, after the payment of fees, the holders of the Floaters would be paid before the holders of the Residual Interests (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the holders of the Floaters and the holders of the Residual Interests would be paid pro rata in proportion to the respective face values of their certificates.

The use of Residual Interests will require the Fund to earmark or segregate liquid assets in an amount equal to any Floaters, plus any accrued but unpaid interest due on the Floaters, issued by a TOB Trust sponsored by, or on behalf of, the Fund that are not owned by the Fund. The use of Residual Interests may also require the Fund to earmark or segregate liquid assets in an amount equal to loans provided by the Liquidity Provider to the TOB Trust to purchase tendered Floaters. The Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations.

Under GAAP, securities of a Fund that are deposited into a TOB Trust continue to be treated as investments of the Fund and are presented on the Fund’s Schedule of Investments and outstanding Floaters issued by a TOB Trust are presented as liabilities in the Fund’s Statement of Assets and Liabilities. Interest income from the underlying security is recorded by the Fund on an accrual basis and included as part of “Interest Income” on the Statements of Operations. Interest expense incurred on the Floaters is included on the Statement of Operations as “Interest expense – secured borrowing from tender option bonds” and other expenses related to remarketing, administration and trustee services to a TOB Trust are included as part of the “Miscellaneous expenses” of the Fund.  During the six months ended as of the date of this report, none of the Funds engaged in TOB transactions.

H. Distributions to Shareholders – For Maryland Bond Fund, Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund, distributions of net investment income, if any, are declared daily and paid monthly. Distributions to shareholders of net investment income, if any, are declared and paid monthly for the Intermediate Income Fund, Total Return Fund, Sustainable Bond Fund and Mortgage Securities Fund and quarterly for the Equity Income Fund. The remaining Funds declare and pay net investment income, if any, at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date. If a Fund is involved in a reorganization in which it acquires, or is being acquired by another fund, an additional distribution of net investment income and/or capital gains may be made prior to such reorganization.

I. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

J. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

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Notes to Financial Statements
December 31, 2020 (Unaudited)

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years (2017-2019) as of June 30, 2020 or are expected to be taken in the Funds’ 2020 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware State; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next year.

K. Redemption Fees – A shareholder who redeems or exchanges shares of the Funds within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time.

L. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

M. New Accounting Pronouncements – In March 2020 the FASB issued ASU 2020-04 Reference Rate Reform (Topic 848) Facilitation of the Effects of Reference Rate Reform on Financial Reporting.  The main objective of this ASU is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021.  At the end of 2021, participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes to the UK Financial Conduct Authority.  This ASU allows companies to account for modifications as a continuance of the existing contract without additional analysis when certain conditions are met.  Management is currently assessing the impact of this ASU on the Funds.

Note 3. Commitments and Other Affiliated Party Transactions

Investment Adviser – Brown Advisory LLC serves as Investment Adviser (the “Adviser”) to the Funds. Pursuant to investment advisory agreements, the Adviser receives a management fee, accrued daily and payable monthly, from each Fund at an annual rate of the Fund’s average daily net assets as follows:

Fund	Breakpoint	Annual Fee	Fund	Breakpoint	Annual Fee
Growth Equity and	First $1.5 billion	0.60%	Flexible Equity	First $150 million	0.50%
Sustainable Growth	$1.5 billion to $3 billion	0.55%		$150 million to $250 million	0.45%
	$3 billion to $6 billion	0.50%		$250 million to $1 billion	0.40%
	Over $6 billion	0.45%		Over $1 billion	0.38%

Fund	Annual Fee	Fund	Annual Fee
Equity Income	0.60%	Maryland Bond	0.30%
Mid-Cap Growth	0.65%	Tax-Exempt Bond	0.30%
Small-Cap Growth	0.85%	Tax-Exempt Sustainable Bond	0.30%
Small-Cap Fundamental Value	0.85%	Mortgage Securities Fund	0.30%
Global Leaders[1]	0.65%	WMC Strategic European Equity[2]	0.90%
Intermediate Income	0.30%	Emerging Markets Select[2,3]	0.90%
Total Return	0.30%	Beutel Goodman Large-Cap Value[4]	0.45%
Sustainable Bond	0.30%

[1]	Brown Advisory Limited (“BAL”) serves as sub-adviser to the Global Leaders Fund and makes investment decisions on its behalf. BAL is compensated for its services by the Adviser.
[2]
Wellington Management Company LLP (“Wellington”) serves as sub-adviser to the WMC Strategic European Equity Fund and the Emerging Markets Select Fund and makes investment decisions on their behalf. Wellington is compensated for its services by the Adviser.

[3]	Pzena Investment Management, LLC (“Pzena”) serves as sub-adviser to the Emerging Markets Select Fund and makes investment decisions on its behalf. Pzena is compensated for its services by the Adviser.
[4]
Beutel, Goodman & Company Ltd. (“Beutel Goodman”) serves as sub-adviser to the Beutel Goodman Large-Cap Value Fund and makes investment decisions on its behalf. Beutel Goodman is compensated for its services by the Adviser.

These fees are reported on the Funds’ Statements of Operations as “Investment advisory fees”.

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Notes to Financial Statements
December 31, 2020 (Unaudited)

Business Management Fees – The Adviser is also entitled to receive an annual business management fee of 0.05%, accrued daily and payable monthly, of the Funds’ average daily net assets in exchange for its management and oversight of the non-investment advisory services provided to the Funds and the Trust. These fees are reported on the Funds’ Statements of Operations as “Business management fees”.

Fee Waivers and Expense Reimbursements (Operating Expense Caps) – The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses as follows*:

Fund(s):	Institutional Shares	Investor Shares	Advisor Shares
Growth Equity, Flexible Equity, Sustainable Growth and Mid-Cap Growth	0.82%	0.97%	1.22%
Equity Income	0.76%	0.91%	1.16%
Small-Cap Growth	1.04%	1.19%	1.44%
Small-Cap Fundamental Value	1.03%	1.18%	1.43%
Global Leaders	0.87%	1.02%	1.27%
Intermediate Income	0.48%	0.53%	0.78%
Total Return and Sustainable Bond	0.53%	0.58%	0.83%
Maryland Bond and Mortgage Securities	0.55%	0.60%	0.85%
Tax-Exempt Bond and Tax-Exempt Sustainable Bond	0.62%	0.67%	0.92%
WMC Strategic European Equity	1.11%	1.26%	1.51%
Emerging Markets Select	1.17%	1.32%	1.57%
Beutel Goodman Large-Cap Value	0.70%	0.85%	1.10%

* Prior to the Board approved changes effective November 1, 2020, the expense limitation rate schedule for the Funds were as follows:

Fund(s):	Institutional Shares	Investor Shares	Advisor Shares
Growth Equity, Flexible Equity, Equity Income and Sustainable Growth	1.00%	1.15%	1.35%
Mid-Cap Growth and Beutel Goodman Large-Cap Value	0.70%	0.85%	1.10%
Small-Cap Growth and Small-Cap Fundamental Value	1.25%	1.40%	1.60%
Global Leaders	0.75%	0.90%	1.15%
Intermediate Income, Total Return,
Sustainable Bond, Maryland Bond, Tax-Exempt Bond and Mortgage Securities	0.55%	0.60%	0.80%
Tax-Exempt Sustainable Bond	0.52%	0.57%	0.82%
WMC Strategic European Equity and Emerging Markets Select	1.60%	1.75%	2.00%

During the six months ended December 31, 2020, the Adviser waived $5,052 in expenses for Equity Income Fund, $53,751 in expenses for Mid-Cap Growth Fund and $84,839 in expenses for Global Leaders Fund. The Adviser may recoup any waived amounts from the Funds if such reimbursement does not cause the Funds to exceed its existing expense limitations or the limitation in place at the time the reduction was originally made and the amount recouped is made within three years after the date on which the Adviser waived the expense. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any recoupment of previously waived fees and/or expenses. The cumulative amounts of previously waived fees that the Adviser may recoup from the Funds are shown below:

	June 30,
	2021	2022	2023	Total
Mid-Cap Growth Fund	$59,874	$103,738	$125,645	$289,257
Global Leaders Fund	138,801	231,484	260,299	630,584

Distribution – ALPS Distributors, Inc. (the “Distributor”) serves as principal underwriter for shares of the Funds and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.

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Notes to Financial Statements
December 31, 2020 (Unaudited)

Rule 12b-1 Distribution Fees – Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays ALPS Distributors, Inc. (the “Distributor”), or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.25% of the average daily net assets of Advisor Shares for each Fund. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to financial intermediaries or other persons, including the Adviser, for any distribution or service activity. These fees are reported in the Funds’ Statements of Operations as “Distribution fees – Advisor Shares”.

Shareholder Servicing Fees – The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.15% of the average daily net assets of each Fund’s Investor and Advisor Shares (except for the Intermediate Income Fund, Total Return Fund, Sustainable Bond Fund, Maryland Bond Fund, Tax-Exempt Bond Fund, Tax-Exempt Sustainable Bond Fund and Mortgage Securities Fund, which may pay a fee of up to 0.05%) for shareholder services provided to the Funds by financial institutions, including the Adviser. The Adviser serves as the shareholder servicing agent of the Funds. These fees are reported in the Funds’ Statements of Operations as “Service fees – Investor Shares” and “Service fees – Advisor Shares”.

Investments in Affiliates – Intermediate Income Fund
The Intermediate Income Fund and Mortgage Securities Fund are considered affiliates since Brown Advisory LLC is the Adviser to both of the Funds. In seeking to achieve its investment objective, the Intermediate Income Fund invests a portion of its assets into the Mortgage Securities Fund. As of December 31, 2020, the Intermediate Income Fund owned shares of the Mortgage Securities Fund with a total market value of $22,054,396, or 11.7% of the Intermediate Income Fund’s net assets.

The Intermediate Income Fund has entered into a Fee Waiver Agreement (the “Agreement”) with the Adviser. Per the Agreement, the Intermediate Income Fund will waive Advisory Fees in an amount equal to the Advisory Fees earned by the Mortgage Securities Fund on the assets invested into it by the Intermediate Income Fund. For example, if the Intermediate Income Fund owned $10,000,000 worth of the Mortgage Securities Fund for an entire year, it would waive, on an annual basis, $30,000 in Advisory Fees ($10,000,000 multiplied by 0.30%, the annual Advisory Fee ratio for the Mortgage Securities Fund). For the six months ended December 31, 2020, the Intermediate Income Fund waived $29,992 in Advisory Fees per the terms of the Agreement. This is a permanent waiver of fees and these waived fees may not be recouped by the Adviser at any time in the future.

See the table below for details of the Intermediate Income Fund’s investment in the Mortgage Securities Fund Institutional Shares for the six months ended December 31, 2020:

			Net	Change In
Beginning			Realized	Unrealized	Ending			Shares
Market Value			Gains	Appreciation	Market Value	Dividend	Capital Gain	Owned at
6/30/2020	Purchases	Sales	(Losses)	(Depreciation)	12/31/2020	Income	Distributions	12/31/2020
$17,632,866	$4,549,999	$(300,000)	$285	$171,246	$22,054,396	$79,069	$—	2,090,464

Other Service Providers – U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative services for the Funds. Fund Services also serves as the Funds’ fund accountant and transfer agent. Certain officers of the Trust are employees of Fund Services and the Funds’ custodian, U.S. Bank, N.A., is an affiliate of the Administrator. Fees paid to Fund Services and U.S. Bank, N.A. for its service can be found in the Statements of Operations as “Administration, accounting and transfer agent fees” and “Custodian fees”, respectively. Additional amounts for miscellaneous expenses may be paid by the Funds to Fund Services and included in “Miscellaneous expenses” in the Statements of Operations.

Rule 17a-7 Transactions – Each Fund is permitted to purchase and sell securities to certain affiliated parties under specified conditions outlined in procedures adopted by the Board of Trustees pursuant to Rule 17a-7 under the 1940 Act. Pursuant to these procedures, during the six months ended December 31, 2020, Intermediate Income Fund engaged in securities purchases of $1,338,977; Total Return Fund engaged in securities purchases of $9,086,920; Sustainable Bond Fund engaged in securities purchases of $1,973,794; Mortgage Securities Fund engaged in securities purchases of $4,537,060; WMC Strategic European Equity Fund engaged in securities purchases of $205,901 and sales of $172,058 with a realized gain of $47,987; and Emerging Markets Select Fund engaged in securities sales of $681,630 with a net realized gain of $79,524. These transactions are included in the purchases and sales table in Note 4.

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Notes to Financial Statements
December 31, 2020 (Unaudited)

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments (including maturities), other than short-term investments, during the six months ended December 31, 2020 were as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Growth Equity	$ 366,758,620	$581,465,274	Total Return	$257,622,343	$196,096,265
Flexible Equity	19,883,528	41,156,325	Sustainable Bond	106,464,141	68,146,939
Equity Income	5,196,207	10,036,375	Maryland Bond	16,052,620	18,026,610
Sustainable Growth	1,337,548,027	437,052,179	Tax-Exempt Bond	264,828,534	225,390,432
Mid-Cap Growth	37,195,434	33,024,518	Tax-Exempt Sustainable Bond	74,980,258	23,284,544
Small-Cap Growth	468,771,843	270,510,775	Mortgage Securities	185,162,164	152,043,732
Small-Cap Fundamental Value	207,796,959	226,607,872	WMC Strategic European Equity	88,777,365	103,124,626
Global Leaders	151,583,642	24,774,826	Emerging Markets Select	123,407,995	110,499,096
Intermediate Income	60,631,727	33,313,398	Beutel Goodman Large-Cap Value	270,007,685	121,293,179

Purchases and sales of U.S. Government securities are included in the totals above and include U.S. Treasury Bonds and Notes. The Funds listed below purchased and sold U.S. Government securities during the six months ended December 31, 2020 as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Intermediate Income	$15,653,874	$ 1,824,922	Sustainable Bond	$38,217,770	$22,950,319
Total Return	37,739,407	13,547,656	Mortgage Securities	16,055,079	14,047,461

Note 5. Federal Income Tax and Distribution Information

Distributions during the fiscal periods ended as noted were characterized for tax purposes as follows (tax character during the six months ended December 31, 2020 is estimated):

	Tax Exempt Income		Ordinary Income		Long-Term Capital Gain^
	December 31,	June 30,	December 31,	June 30,	December 31,	June 30,
Fund	2020	2020	2020	2020	2020	2020
Growth Equity	$—	$—	$19,356,054	$4,888,278	$132,031,252	$115,962,258
Flexible Equity	—	—	3,717,208	2,585,878	14,653,628	21,095,915
Equity Income	—	—	692,650	1,352,123	4,119,001	6,766,399
Sustainable Growth	—	—	—	—	—	14,026,862
Mid-Cap Growth	—	—	—	105,406	—	45,005
Small-Cap Growth	—	—	—	3,942,913	17,876,781	24,659,111
Small-Cap Fundamental Value	—	—	5,121,628	4,501,408	—	43,206,208
Global Leaders	—	—	1,300,616	1,172,408	—	—
Intermediate Income	—	—	1,142,899	3,254,692	—	—
Total Return	—	—	5,703,369	12,593,609	5,778,192	3,141,637
Sustainable Bond	—	—	2,760,559	4,662,725	2,534,278	695,464
Maryland Bond	2,123,473	4,788,290	24,264	37,776	—	—
Tax-Exempt Bond	14,895,953	30,262,146	6,519	784,899	—	—
Tax-Exempt Sustainable Bond	1,180,595	702,671	118,236	34,831	—	—
Mortgage Securities	—	—	1,064,537	4,190,803	—	—
WMC Strategic European Equity	—	—	2,149,303	5,422,293	19,961,148	20,333,988
Emerging Markets Select	—	—	2,160,277	4,173,029	—	—
Beutel Goodman Large-Cap Value	—	—	22,311,317	6,225,197	—	1,432,531

^
Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).  The Funds, as applicable, have also designated earnings and profits distributed to shareholders on the redemption of shares as capital gains in order to reduce earnings and profits of the Fund related to net capital gains to zero as of the date of this report.

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Notes to Financial Statements
December 31, 2020 (Unaudited)

At June 30, 2020, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Growth	Flexible	Equity	Sustainable	Mid-Cap	Small-Cap
	Equity	Equity	Income	Growth	Growth	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$1,449,475,734	$258,943,098	$47,287,118	$2,102,820,375	$115,581,659	$1,164,650,905
Unrealized appreciation	1,428,124,548	250,320,970	32,602,715	891,122,716	23,989,026	454,656,354
Unrealized depreciation	(26,661,399)	(7,354,269)	(1,562,326)	(23,105,062)	(5,236,999)	(58,131,910)
Net unrealized app (dep)	1,401,463,149	242,966,701	31,040,389	868,017,654	18,752,027	396,524,444
Undistributed income	—	1,541,061	837	—	—	—
Undistributed capital gains	16,120,213	2,525,497	2,480,505	—	—	—
Total undistributed earnings	16,120,213	4,066,558	2,481,342	—	—	—
Other accumulated gains (losses)	(3,232,047)	—	—	(23,566,066)	(3,900,441)	(25,302,439)
Total distributable earnings (losses)	$1,414,351,315	$247,033,259	$33,521,731	$844,451,588	$14,851,586	$371,222,005

	Small-Cap	Global	Intermediate	Total	Sustainable	Maryland
	Fundamental	Leaders	Income	Return	Bond	Bond
	Value Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$705,256,690	$567,461,790	$147,816,872	$409,037,576	$148,892,561	$170,664,556
Unrealized appreciation	175,046,127	124,840,098	5,941,844	15,271,619	8,021,635	6,657,878
Unrealized depreciation	(101,062,358)	(19,526,847)	(965,597)	(5,680,137)	(882,983)	(3,325,444)
Net unrealized app (dep)	73,983,769	105,313,251	4,976,247	9,591,482	7,138,652	3,332,434
Undistributed income	3,530,855	1,300,516	142,529	2,450,268	780,190	261,177^
Undistributed capital gains	—	—	—	5,777,813	1,716,053	—
Total undistributed earnings	3,530,855	1,300,516	142,529	8,228,081	2,496,243	261,177^
Other accumulated gains (losses)	(108,688,394)	(15,299,741)	(136,489)	(456,831)	(214,033)	(1,827,510)
Total distributable earnings (losses)	$(31,173,770)	$91,314,026	$4,982,287	$17,362,732	$9,420,862	$1,766,101

	Tax-Exempt	Tax-Exempt	Mortgage	WMC Strategic	Emerging	Beutel Goodman
	Bond	Sustainable	Securities	European	Markets	Large-Cap
	Fund	Bond	Fund	Equity Fund	Select Fund	Value Fund
Cost of investments	$1,059,910,869	$154,987,311	$260,026,469	$299,130,062	$272,217,003	$445,894,958
Unrealized appreciation	38,060,774	1,425,828	12,440,802	51,749,697	37,405,059	46,191,705
Unrealized depreciation	(20,624,947)	(1,768,891)	(2,827,251)	(39,766,379)	(38,953,833)	(40,972,105)
Net unrealized app (dep)	17,435,827	(343,063)	9,613,551	11,983,318	(1,548,774)	5,219,600
Undistributed income	1,744,275 ^	237,845 ^	275,697	—	741,953	19,313,517
Undistributed capital gains	—	—	—	9,571,328	—	—
Total undistributed earnings	1,744,275 ^	237,845 ^	275,697	9,571,328	741,953	19,313,517
Other accumulated gains (losses)	(18,427,490)	(120,681)	(4,464,565)	52,229	(32,687,888)	(10,376,150)
Total distributable earnings (losses)	$752,612	$(225,899)	$5,424,683	$21,606,875	$(33,494,709)	$14,156,967

^  Represents income that is exempt from federal income taxes.

At June 30, 2020 the differences between tax basis and book basis amounts are primarily due to wash sales, post-October losses, post-December ordinary losses, timing differences related to the amortization of premium on certain fixed income securities, and distributions payable.

Note 6. Futures Contracts

The Total Return Fund, Sustainable Bond Fund, and Mortgage Securities Fund invested in futures contracts during the six months ended December 31, 2020. At the time a Fund purchases or enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the terms of the contract. This collateral may consist of cash and / or securities (generally U.S. Treasury Bills). Thereafter, in connection with changes in the market value of the futures contracts, the Funds may send or receive collateral to or from the broker. Such amounts are included on the Statements of Assets and Liabilities as “Cash deposit at broker – futures contracts” or “Cash collateral from broker – futures contracts”. Securities pledged as collateral, if there are any, are included on the Statements of Assets and Liabilities as part of “Total investments, at market value”. These securities are also tickmarked on the Schedules of Investments as being pledged in connection with open futures contracts.

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Notes to Financial Statements
December 31, 2020 (Unaudited)

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. These daily fluctuations are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. When these futures contracts are closed, realized gains or losses on futures contracts are recorded by the Fund. The realized gains or losses are reported in the Statement of Operations as net realized gains or losses from futures contracts. Depending upon the agreement with the broker, the Funds may or may not settle variation margin daily. The Funds attempt to mitigate counterparty credit risk by only entering into futures contracts with brokers that the Funds believe have the financial resources to honor their obligations and by monitoring the financial stability of these brokers. The “Notional Amount” of futures contracts shown on the Schedule of Investments represents the notional market value of the futures contracts on the day they were opened. The “Notional Value” of futures contracts shown on the Schedule of Investments represents the notional market value of the futures contracts as of the date of this report. For long futures contracts, an excess of Notional Value over Notional Amount results in unrealized appreciation on the futures contract (and an excess of Notional Amount over Notional Value results in unrealized depreciation on the futures contract). The opposite is true for short futures contracts. These unrealized appreciation (depreciation) amounts represent the net impact on a Fund’s net assets as a result of open futures contracts as of the date of this report. The use of long futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and up to the total Notional Amount of the futures contract as shown on the Schedule of Investments. The use of short futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and, hypothetically, up to an unlimited amount of loss that could exceed the Notional Amount of the futures contracts as shown on the Schedules of Investments.

During the six months ended December 31, 2020, investments in futures contracts were as follows:

		Average Notional Value Outstanding
Fund	Risk Type	Long Futures Contracts	Short Futures Contracts
Total Return	Interest Rate	$92,843,823	$(48,161,279)
Sustainable Bond	Interest Rate	49,157,193	(33,784,739)
Mortgage Securities	Interest Rate	—	(25,654,503)

Investment in long futures contracts increases a Fund’s exposure to interest rate risk, while investment in short futures contracts serves to reduce a Fund’s exposure to interest rate risk.  Assets and/or liabilities related to futures contracts were not subject to an arrangement wherein those assets and/or liabilities were, or could have been, settled on a net basis with any other derivative related obligations.

Note 7. Line of Credit

As of December 31, 2020, Brown Advisory Funds has an unsecured line of credit of up to $100,000,000 with U.S. Bank, N.A. The interest rate on the line of credit as of December 31, 2020 was 3.25% (prime rate). None of the Funds utilized the line of credit during the six months ended December 31, 2020.

Note 8. COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has significantly disrupted economic markets.  The ultimate short-term and long-term impact on economies, markets, industries, and individual issuers in which the Funds invest is unknown. The financial performance of the issuers of securities in which the Funds invest depends on future developments including the duration and spread of the outbreak.  This uncertainty may adversely affect the value and liquidity of the Funds’ investments.

Note 9. Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued. No material events or transactions occurred subsequent to December 31, 2020 that would require recognition or disclosure in these financial statements.

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Expense Example For the Six Months Ended December 31, 2020 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (July 1, 2020 – December 31, 2020).

Actual Expenses

The Actual Expenses columns in the following table provides information about actual account values based on actual returns and actual expenses.  As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after you purchase, with certain limited exceptions.  Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical Expenses columns in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the hypothetical information in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	July 1, 2020	December 31, 2020	the Period*	December 31, 2020	the Period*	Ratio*
Growth Equity Fund
Institutional Shares	$1,000.00	$1,200.30	$3.72	$1,021.83	$3.41	0.67%
Investor Shares	$1,000.00	$1,199.40	$4.55	$1,021.07	$4.18	0.82%
Advisor Shares	$1,000.00	$1,198.20	$5.93	$1,019.81	$5.45	1.07%

Flexible Equity Fund
Institutional Shares	$1,000.00	$1,229.10	$3.09	$1,022.43	$2.80	0.55%
Investor Shares	$1,000.00	$1,228.00	$3.93	$1,021.68	$3.57	0.70%
Advisor Shares	$1,000.00	$1,226.60	$5.33	$1,020.42	$4.84	0.95%

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Expense Example For the Six Months Ended December 31, 2020 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	July 1, 2020	December 31, 2020	the Period*	December 31, 2020	the Period*	Ratio*
Equity Income Fund
Institutional Shares	$1,000.00	$1,162.30	$4.25	$1,021.27	$3.97	0.78%
Investor Shares	$1,000.00	$1,162.40	$5.07	$1,020.52	$4.74	0.93%
Advisor Shares	$1,000.00	$1,160.10	$6.42	$1,019.26	$6.01	1.18%

Sustainable Growth Fund
Institutional Shares	$1,000.00	$1,226.80	$3.70	$1,021.88	$3.36	0.66%
Investor Shares	$1,000.00	$1,226.20	$4.55	$1,021.12	$4.13	0.81%
Advisor Shares	$1,000.00	$1,224.60	$5.94	$1,019.86	$5.40	1.06%

Mid-Cap Growth Fund
Institutional Shares	$1,000.00	$1,319.90	$4.27	$1,021.53	$3.72	0.73%
Investor Shares	$1,000.00	$1,318.80	$5.14	$1,020.77	$4.48	0.88%

Small-Cap Growth Fund
Institutional Shares	$1,000.00	$1,316.40	$5.61	$1,020.37	$4.89	0.96%
Investor Shares	$1,000.00	$1,315.90	$6.48	$1,019.61	$5.65	1.11%
Advisor Shares	$1,000.00	$1,313.70	$7.93	$1,018.35	$6.92	1.36%

Small-Cap Fundamental Value Fund
Institutional Shares	$1,000.00	$1,253.90	$5.40	$1,020.42	$4.84	0.95%
Investor Shares	$1,000.00	$1,253.10	$6.25	$1,019.66	$5.60	1.10%
Advisor Shares	$1,000.00	$1,251.50	$7.66	$1,018.40	$6.87	1.35%

Global Leaders Fund
Institutional Shares	$1,000.00	$1,246.00	$4.25	$1,021.42	$3.82	0.75%
Investor Shares	$1,000.00	$1,244.50	$5.09	$1,020.67	$4.58	0.90%

Intermediate Income Fund
Investor Shares	$1,000.00	$1,016.70	$2.44	$1,022.79	$2.45	0.48%
Advisor Shares	$1,000.00	$1,015.80	$3.71	$1,021.53	$3.72	0.73%

Total Return Fund
Institutional Shares	$1,000.00	$1,038.70	$2.21	$1,023.04	$2.19	0.43%
Investor Shares	$1,000.00	$1,038.40	$2.47	$1,022.79	$2.45	0.48%

Sustainable Bond Fund
Institutional Shares	$1,000.00	$1,029.90	$2.30	$1,022.94	$2.29	0.45%
Investor Shares	$1,000.00	$1,029.70	$2.56	$1,022.68	$2.55	0.50%

Maryland Bond Fund
Investor Shares	$1,000.00	$1,030.30	$2.46	$1,022.79	$2.45	0.48%

Tax-Exempt Bond Fund
Institutional Shares	$1,000.00	$1,042.30	$2.11	$1,023.14	$2.09	0.41%
Investor Shares	$1,000.00	$1,042.00	$2.37	$1,022.89	$2.35	0.46%

Tax-Exempt Sustainable Bond Fund
Investor Shares	$1,000.00	$1,026.50	$2.50	$1,022.74	$2.50	0.49%

Mortgage Securities Fund
Institutional Shares	$1,000.00	$1,012.50	$2.28	$1,022.94	$2.29	0.45%
Investor Shares	$1,000.00	$1,012.30	$2.54	$1,022.68	$2.55	0.50%

WMC Strategic European Equity Fund
Institutional Shares	$1,000.00	$1,194.70	$5.92	$1,019.81	$5.45	1.07%
Investor Shares	$1,000.00	$1,194.60	$6.75	$1,019.06	$6.21	1.22%
Advisor Shares	$1,000.00	$1,193.00	$8.13	$1,017.80	$7.48	1.47%

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Expense Example For the Six Months Ended December 31, 2020 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	July 1, 2020	December 31, 2020	the Period*	December 31, 2020	the Period*	Ratio*
Emerging Markets Select Fund
Institutional Shares	$1,000.00	$1,330.60	$6.64	$1,019.51	$5.75	1.13%
Investor Shares	$1,000.00	$1,329.10	$7.51	$1,018.75	$6.51	1.28%
Advisor Shares	$1,000.00	$1,328.00	$8.98	$1,017.49	$7.78	1.53%

Beutel Goodman Large-Cap Value Fund
Institutional Shares	$1,000.00	$1,209.70	$3.12	$1,022.38	$2.85	0.56%

*
The calculations are based on expenses incurred during the most recent six-month period ended as of the date of this report.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio multiplied by the average account value during the period, multiplied by the number of days (184) in the most recent six-month period divided by the number of days in the Funds’ fiscal year (365).

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

In accordance with the Investment Company Act of 1940 Act, the Board of Trustees of the Trust is required, on an annual basis, to consider: (i) the continuation of the Investment Advisory Agreement between the Trust, on behalf of each of the Funds, and Brown Advisory LLC (“Brown Advisory” or the “Adviser”), as well as (ii) the continuation of each of the applicable Sub-Advisory Agreements that are being considered for continuation.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Investment Advisory Agreement and each of the subject Sub-Advisory Agreements, and it is the duty of the Adviser, and each of the Sub-Advisers, as applicable, to furnish the Trustees with such information that is responsive to their request.

Set forth below is information regarding the Board’s most recent consideration of the approval of the continuation of the Investment Advisory Agreement and each of the Sub-Advisory Agreements.  The first section provides information regarding the Board’s review of matters with respect to the continuation of the Investment Advisory Agreement with Brown Advisory.  In addition, set forth immediately following that section are separate discussions of the Board’s consideration of matters with respect to: (1) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory – WMC Strategic European Equity Fund; (2) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory Global Leaders Fund; (3) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory – Beutel Goodman Large-Cap Value Fund; and (4) the approval of the continuation of each of the Sub-Investment Advisory Agreements for the Brown Advisory Emerging Markets Select Fund.

1.  Board of Trustees Approval of the Continuation of the Investment Advisory Agreement for the Funds

In determining whether to approve the continuation of the Investment Advisory Agreement with respect to each of the Funds, the Trustees requested, and Brown Advisory provided, information and data relevant to the Board’s consideration.  This included materials prepared by Brown Advisory and by the Funds’ administrator that provided the Board with information regarding the investment performance of the Funds, and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds.  As part of its deliberations, the Board also considered and relied upon information about the Funds and Brown Advisory that they had received during the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board most recently considered the continuation of the Investment Advisory Agreement during a video conference meeting held on September 10, 2020.  At this meeting, the Board engaged in a thorough review process in connection with determining whether to continue the Investment Advisory Agreement.  In addition, the Board also considered the continuation of the currently effective Expense Limitation Agreement with respect to each Fund which would limit the total operating expenses for each class of shares of each of the Funds through October 31, 2021, as well as certain proposed modifications to the terms of the Expense Limitation Agreement with respect to the Funds.

Following their review and consideration, the Trustees determined that the continuation of the Investment Advisory Agreement with respect to each of the Funds was advisable and would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders.  Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement.  In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement.  The Trustees also carefully considered the profitability data and comparative fee, expense and performance information prepared for their use.  In considering the continuation of the Investment Advisory Agreement with respect to each applicable Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant.  They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services provided.  The Trustees concluded that Brown Advisory is capable of providing high quality services to the Funds, as indicated by the nature, extent and quality of the services provided in the past by Brown Advisory to each of the Funds, Brown Advisory’s management capabilities as demonstrated with respect to the Funds, the professional qualifications and experience of each of the portfolio managers of the Funds, Brown Advisory’s investment management and compliance oversight processes, and the competitive investment performance of the Funds.  On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Brown Advisory, the Trustees concluded

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies and is competitive with many other comparable investment companies.

In connection with their consideration of these matters, the members of the Board took into consideration their discussions with the representatives of Brown Advisory regarding various matters with respect to the firm’s ongoing business operations, including with respect to the impact of the COVID-19 pandemic on the continuity of their business operations and on their personnel as well as with respect to each of the Sub-Advisers.

The Board received and reviewed performance information for each of the Funds separately, including performance information for applicable one-, three-, five- and ten-year periods ended June 30, 2020, and for shorter periods as applicable with respect to those Funds with shorter operating histories.  The Board also reviewed with the representatives of Brown Advisory other information and data, including each Fund’s performance against its benchmark and its peers, as follows:

1.  Equity Income Fund

The Board first reviewed information and materials regarding the performance results for the Equity Income Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the S&P 500 Index, for the one-, three- and five-year periods ended June 30, 2020.  The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one- and five-year periods ended June 30, 2020, but had outperformed its peer group median for the three-year period ended June 30, 2020.  The members of the Board also considered and discussed the factors contributing to the Fund’s underperformance relative to its peer group and they reviewed them with the Adviser.

2.  Flexible Equity Fund

The Board next reviewed information and materials regarding the performance results for the Flexible Equity Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the S&P 500 Index, for the one-, three-, five- and ten-year periods ended June 30, 2020. The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, three-, five- and ten-year periods ended June 30, 2020.  The members of the Board also considered and discussed the factors contributing to the Fund’s underperformance relative to its peer group and they reviewed them with the Adviser.

3.  Growth Equity Fund

The Board then reviewed information and materials regarding the performance results for the Growth Equity Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Russell 1000 Growth Index, for the three- and five-year periods ended June 30, 2020, but had underperformed its benchmark index for the one- and ten-year periods ended June 30, 2020.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three-, five- and ten-year periods ended June 30, 2020.

4.  Small-Cap Fundamental Value Fund

The Board next reviewed information and materials regarding the performance results for the Small-Cap Fundamental Value Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Russell 2000 Value Index, for the three- and ten-year periods ended June 30, 2020, but had underperformed its primary benchmark index for the one- and five-year periods ended June 30, 2020. The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, three- and five-year periods ended June 30, 2020, but had outperformed its peer group median for the ten-year period ended June 30, 2020.

5.  Small-Cap Growth Fund

The Board then reviewed information and materials regarding the performance results for the Small-Cap Growth Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Russell 2000 Growth Index, for the three-, five- and ten-year periods ended June 30, 2020, but had underperformed its benchmark index for the one-year period ended June 30, 2020. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the five-year period ended June 30, 2020, and had performed in line with the peer group median for the three-year period ended June 30, 2020.  The Board further noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-year and ten-year periods ended June 30, 2020.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

6.  Sustainable Growth Fund

The Board next reviewed information and materials regarding the performance results for the Sustainable Growth Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the Russell 1000 Growth Index, for the one-year period ended June 30, 2020, but had outperformed its benchmark index for the three- and five-year periods ended June 30, 2020.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three- and five-year periods ended June 30, 2020.

7.  Intermediate Income Fund

The Board then reviewed information and materials regarding the performance results for the Intermediate Income Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Bloomberg Barclays Intermediate US  Aggregate Bond Index, for the one-, three-, five- and ten-year periods ended June 30, 2020. The Board noted that the Investor Shares of the Fund had underperformed its peer group median for the one-, three-, five- and ten-year periods ended June 30, 2020. The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.

8.  Maryland Bond Fund

The Board next reviewed information and materials regarding the performance results for the Maryland Bond Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index, for the one-, three-, five- and ten-year periods ended June 30, 2020. The Board noted that the Investor Shares of the Fund had underperformed its peer group median for the one-, three-, five- and ten-year periods ended June 30, 2020.  The members of the Board considered and discussed the factors contributing to the Fund’s longer term underperformance and they reviewed them with the Adviser.

9.  Tax-Exempt Bond Fund

The Board next reviewed information and materials regarding the performance results for the Tax-Exempt Bond Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index, for the three- and five-year periods ended June 30, 2020, but had underperformed its benchmark index for the one-year period ended June 30, 2020. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the three-year period ended June 30, 2020, but had underperformed its peer group median for the one- and five-year periods ended June 30, 2020.

10.  Emerging Markets Select Fund

The Board then reviewed information and materials regarding the performance results for the Emerging Markets Select Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the FTSE Emerging Index, for the one-, three- and five-year periods ended June 30, 2020.  The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, three- and five-year periods ended June 30, 2020.  The members of the Board considered and discussed the factors contributing to the Fund’s underperformance and they reviewed them with the Adviser.  The members of the Board took into consideration that in February 2019 the Fund’s previous Sub-Adviser that had been sub-advising the Fund since its inception in December 2012 was replaced by two new Sub-Advisers and the Fund became subject to new principal investment strategies at that time.

11.  WMC Strategic European Equity Fund

The Board next reviewed information and materials regarding the performance results for the WMC Strategic European Equity Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the MSCI Europe Index, for the one-, three- and five-year periods ended June 30, 2020. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the three- and five-year periods ended June 30, 2020, and had performed in line with its peer group median for the one-year period ended June 30, 2020.

12.  Mortgage Securities Fund

The Board then reviewed information and materials regarding the performance results for the Mortgage Securities Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Bloomberg Barclays Mortgage

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

Backed Securities Index, for the one-, three- and five-year periods ended June 30, 2020. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the three- and five-year periods ended June 30, 2020, but had underperformed its peer group median for the one-year period ended June 30, 2020.

13.  Total Return Fund

The Board next reviewed information and materials regarding the performance results for the Total Return Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Bloomberg Barclays US Aggregate Bond Index, for the three- and five-year periods ended June 30, 2020, but had underperformed its benchmark index for the one-year period ended June 30, 2020. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three- and five-year periods ended June 30, 2020.

14.  Global Leaders Fund

The Board then reviewed information and materials regarding the performance results for the Global Leaders Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the FTSE All-World Index, for the one- and three-year periods ended June 30, 2020. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one- and three-year periods ended June 30, 2020.

15.  Mid-Cap Growth Fund

The Board next reviewed information and materials regarding the performance results for the Mid-Cap Growth Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the Russell Midcap Growth Index, for the one-year period ended June 30, 2020.  The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-year period ended June 30, 2020.  The Board also noted that, because the Fund commenced operations in October 2017, the Fund has a relatively short performance history.

16.  Sustainable Bond Fund

The Board then reviewed information and materials regarding the performance results for the Sustainable Bond Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the Bloomberg Barclays US Aggregate Bond Index, for the one-year period ended June 30, 2020.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-year period ended June 30, 2020.  The Board also noted that, because the Fund commenced operations in August 2017, the Fund has a relatively short performance history.

17.  Beutel Goodman Large-Cap Value Fund

The Board next reviewed information and materials regarding the performance results for the Beutel Goodman Large-Cap Value Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Russell 1000 Value Index, for the one-year period ended June 30, 2020. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-year period ended June 30, 2020.  The Board also noted that, because the Fund commenced operations in February 2018, the Fund has a relatively short performance history.

18.  Tax-Exempt Sustainable Bond Fund

The Board then reviewed information and materials regarding the performance results for the Tax-Exempt Sustainable Bond Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index, for the year-to-date period ended June 30, 2020.  The Board noted that the Investor Shares of the Fund had underperformed its peer group median for the year-to-date period ended June 30, 2020.  The Board also noted that, because the Fund commenced operations in December 2019, the Fund has a relatively short performance history.

The cost of advisory services provided and the level of profitability.  The Board also considered the advisory fees and overall expenses of the Funds as compared to the advisory fees and overall expenses of other mutual funds in each Fund’s peer group, as well as profitability information with respect to Brown Advisory’s management and operation of the Funds.  On the basis of this comparative information, the Trustees determined that the overall advisory fees and expense ratios of the Funds are competitive with industry averages.  The Trustees noted that Brown Advisory had proposed the continuation of their contractual commitment for the benefit of shareholders of the Funds to limit the Funds’ operating expenses through October 31, 2021, subject to recoupment by the Adviser of certain amounts under specified circumstances, and subject to certain proposed modifications to the

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

terms of the expense limitation arrangements that were intended to make the expense limitation amounts more generally in line with the median net expense ratios of each Fund’s applicable peer group.

The Board also considered Brown Advisory’s level of profitability with respect to each of the Funds, and noted that Brown Advisory’s level of profitability was acceptable and not unreasonable.  The Board reviewed the extent to which Brown Advisory uses its own financial resources to help promote and market the Funds in order to support various components of the distribution efforts of the Funds.  In considering the profitability of Brown Advisory from their operation of the Funds, the Trustees considered the level of profitability realized by Brown Advisory before the imposition of any distribution and marketing expenses incurred by the firm from its own resources.  The Board also considered information regarding the fees that Brown Advisory charges to its other clients for investment advisory services that are similar to the advisory services provided to the Funds and the Board noted that the fees charged to the Funds by the Adviser were reasonable in light of the nature of the services provided by the Adviser to the other accounts, the types of accounts involved, and the applicable services provided in each case. Accordingly, on the basis of the Board’s review of the fees charged by Brown Advisory for investment advisory services, the investment advisory and other services provided to the Funds by Brown Advisory, and the level of profitability from Brown Advisory’s relationship with the Funds, the Board concluded that the level of investment advisory fees and Brown Advisory’s profitability were appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The Board reviewed with the representatives of Brown Advisory certain fee and expense information for the relevant share classes of the Funds as compared to the advisory fees and overall expenses (excluding Rule 12b-1 fees) of other mutual funds in each Fund’s peer group, as follows:

1.  Equity Income Fund

The Board first reviewed expense information and materials for the Equity Income Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.80%, which was lower than the median net expense ratio of its peer funds.

2.  Flexible Equity Fund

The Board next reviewed expense information and materials for the Flexible Equity Fund, noting that due to the breakpoints provided for in the Investment Advisory Agreement, the investment advisory fee for the period was 0.44% for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.56%, which was below the median net expense ratio of its peer funds.  The Board took into account that the Investment Advisory Agreement included breakpoints to the Fund’s investment advisory fee such that the advisory fee charged with respect to the Fund would be 0.50% on all assets less than $150 million; 0.45% on all assets greater than or equal to $150 million but less than $250 million; 0.40% on all assets greater than or equal to $250 million but less than $1 billion; and 0.38% on all assets greater than or equal to $1 billion.

3.  Growth Equity Fund

The Board then reviewed expense information and materials for the Growth Equity Fund, noting that due to the breakpoints provided for in the Investment Advisory Agreement, the investment advisory fee for the period was 0.58% for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.69%, which was below the median net expense ratio of its peer funds.  The Board took into account that the Investment Advisory Agreement included breakpoints to the Fund’s investment advisory fee such that the advisory fee charged with respect to the Fund would be 0.60% on all assets less than $1.5 billion; 0.55% on all assets greater than or equal to $1.5 billion but less than $3 billion; 0.50% on all assets greater than or equal to $3 billion but less than $6 billion; and 0.45% on all assets greater than or equal to $6 billion.

4.  Small-Cap Fundamental Value Fund

The Board then reviewed expense information and materials for the Small-Cap Fundamental Value Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was above the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.97%, which was above the median net expense ratio of its peer funds.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

5.  Small-Cap Growth Fund

The Board next reviewed expense information and materials for the Small-Cap Growth Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was above the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.97%, which was lower than the median net expense ratio of its peer funds.

6.  Sustainable Growth Fund

The Board next reviewed expense information and materials for the Sustainable Growth Fund, noting that due to the breakpoints provided for in the Investment Advisory Agreement, the investment advisory fee for the period was 0.59% for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.70%, which was lower than the median net expense ratio of its peer funds.  The Board took into account that the Investment Advisory Agreement included breakpoints to the Fund’s investment advisory fee such that the advisory fee charged with respect to the Fund would be 0.60% on all assets less than $1.5 billion; 0.55% on all assets greater than or equal to $1.5 billion but less than $3 billion; 0.50% on all assets greater than or equal to $3 billion but less than $6 billion; and 0.45% on all assets greater than or equal to $6 billion.

7.  Intermediate Income Fund

The Board then reviewed expense information and materials for the Intermediate Income Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.49%, which was lower than the median net expense ratio of its peer funds.

8.  Maryland Bond Fund

The Board next reviewed expense information and materials for the Maryland Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.49%, which was lower than the median net expense ratio of its peer funds.

9.  Tax-Exempt Bond Fund

The Board next reviewed expense information and materials for the Tax-Exempt Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.42%, which was lower than the median net expense ratio of its peer funds.

10.  Emerging Markets Select Fund

The Board next reviewed expense information and materials for the Emerging Markets Select Fund, noting that the Investment Advisory Agreement provided for a 0.90% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.16%, which was above the median net expense ratio of its peer funds.

11.  WMC Strategic European Equity Fund

The Board next reviewed expense information and materials for the WMC Strategic European Equity Fund, noting that the Investment Advisory Agreement provided for a 0.90% investment advisory fee for the Fund, which was above the median of its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.09%, which was the same as the median net expense ratio of its peer funds.

12.  Mortgage Securities Fund

The Board then reviewed expense information and materials for the Mortgage Securities Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.47%, which was lower than the median net expense ratio of its peer funds.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

13.  Total Return Fund

The Board next reviewed expense information and materials for the Total Return Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.45%, which was lower than the median net expense ratio of its peer funds.

14.  Global Leaders Fund

The Board then reviewed expense information and materials for the Global Leaders Fund, noting that the Investment Advisory Agreement provided for a 0.65% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.75%, which was lower than the median net expense ratio of its peer funds.

15.  Mid-Cap Growth Fund

The Board then reviewed expense information and materials for the Mid-Cap Growth Fund, noting that the Investment Advisory Agreement provided for a 0.65% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.70%, which was lower than the median net expense ratio of its peer funds.

16.  Sustainable Bond Fund

The Board next reviewed expense information and materials for the Sustainable Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.48%, which was lower than the median net expense ratio of its peer funds.

17.  Beutel Goodman Large-Cap Value Fund

The Board then reviewed expense information and materials for the Beutel Goodman Large-Cap Value Fund, noting that the Investment Advisory Agreement provided for a 0.45% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.57%, which was lower than the median net expense ratio of its peer funds.

18.  Tax-Exempt Sustainable Bond Fund

The Board then reviewed expense information and materials for the Tax-Exempt Sustainable Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.55%, which was above the median net expense ratio of its peer funds.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale.  While it was noted that, for most of the Funds, the Funds’ investment advisory fees will not decrease as those Funds’ assets grow because they are not subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’ investment advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund market.  The Trustees took into consideration that the Adviser has previously informed the Board that the Adviser has consistently attempted to set the investment advisory fees at a level that provides for economies of scale by being set at a starting point that is at a reasonable rate without necessarily requiring the imposition of breakpoints, which approach has been favorably recognized by relevant court decisions as one of the acceptable means of achieving economies of scale.  The Trustees also noted that the Funds’ advisory fees are competitive against their peers.  The Trustees further noted that they will have the opportunity to periodically re-examine whether any of the Funds not currently subject to breakpoints have achieved economies of scale, and the appropriateness of investment advisory fees payable to Brown Advisory with respect to the Funds, in the future at which time the implementation of fee breakpoints on other Funds could be considered further.

Benefits to Brown Advisory from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that certain benefits that may be derived by Brown Advisory from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track record in

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefit from their relationship with Brown Advisory by virtue of Brown Advisory’s provision of business management and shareholder services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the costs of an outside service provider, which the Trustees have previously determined to be reasonable, fair and in the best interests of the shareholders of the Funds in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations.

Other Considerations.  In approving the continuation of the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Board also acknowledged the experience and expertise of members of the Brown Advisory senior management team and the focus these individuals have on ensuring the Funds operate successfully. The Trustees also concluded that Brown Advisory has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees and to reimburse expenses of the Funds to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement.  The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

The Board also considered various matters with respect to the distribution and shareholder servicing arrangements applicable to the Funds and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the Funds, including certain of such fees which are payable to the Adviser for the shareholder administrative services that it provides to shareholders of the Funds. The Board took note of the fact that the non-distribution related shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those Fund shareholders covered by the applicable servicing arrangements in the relevant share classes.

The Board also took into consideration the nature and extent of the business management fees payable to the Adviser by each of the Funds pursuant to which Brown Advisory provides certain business management services to the Funds, which the Board had previously considered and approved at a prior meeting based upon a finding that the business management fees charged are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

In reaching their conclusion with respect to the approval of the continuation of the Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, but rather, the Board took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of the investment advisory services provided by Brown Advisory to each of the Funds in the Trust, and they found that these services will continue to benefit the Funds and their shareholders and also reflected the Adviser’s overall commitment to the continued growth and development of the Funds.

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement, were fair and reasonable and the Board voted to renew the Investment Advisory Agreement with respect to the Funds for an additional one-year period.

2.  Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory – WMC Strategic European Equity Fund

The continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory – WMC Strategic European Equity Fund between Brown Advisory and Wellington Management Company LLP, the sub-investment adviser to the Fund (“Wellington”), was also approved by the Board of Trustees at the Board meeting held on September 10, 2020.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of Brown Advisory and Wellington, as applicable, to furnish the Trustees with such information that is responsive to their request.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Wellington, the Board of Trustees requested, and Brown Advisory and Wellington provided, information and data relevant to the Board’s consideration.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Wellington.  The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Wellington in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Wellington.  The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Wellington’s investment activities with respect to Wellington’s day-to-day portfolio management of the Fund’s assets in order to make sure that Wellington is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Wellington with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Wellington, which reports contain detailed analyses of how Wellington is performing.

The Board reviewed and evaluated the information that Brown Advisory and Wellington had presented for the Board’s review. The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Wellington and Brown Advisory throughout the year.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided.  The Trustees concluded that Wellington is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Wellington’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Wellington, the Trustees concluded that Wellington is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability.  On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each class of shares of the Fund are competitive with industry averages. The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2021.  The Board also took note of the fact that the sub-advisory fees for the Fund had been separately negotiated by Brown Advisory and Wellington.  Accordingly, on the basis of the Board’s review of the fees charged by Wellington for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees is appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fee had been separately negotiated at arm’s-length by independent third parties.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Wellington and the competitive nature of the mutual fund market. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Wellington from its relationship with the Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by Wellington from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Wellington has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered matters with respect to the brokerage practices of Wellington, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Wellington with respect to the contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Wellington to the Fund and determined that these services will continue to benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Wellington and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Wellington, reasonably reflected the nature and extent of the services provided by Wellington with respect to the Fund.

3.  Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory Global Leaders Fund

At their September 10, 2020 Board meeting, the Board also undertook the consideration of matters with respect to the proposed continuation of the Sub-Investment Advisory Agreement between Brown Advisory and its affiliate Brown Advisory Ltd. with respect to the Brown Advisory Global Leaders Fund.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of Brown Advisory and Brown Advisory Ltd., as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Brown Advisory Ltd., the Board of Trustees requested, and Brown Advisory and Brown Advisory Ltd. provided, information and data relevant to the Board’s consideration.  In connection with these matters with respect to the sub-advisory arrangements for the Fund, the Trustees took into consideration the fact that the two firms are affiliates of one another and under common control.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Brown Advisory Ltd.  The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Brown Advisory Ltd. in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Brown Advisory Ltd.  The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Brown Advisory Ltd.’s investment activities with respect to Brown Advisory Ltd.’s day-to-day portfolio management of the Fund’s assets in order to make sure that Brown Advisory Ltd. is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Brown Advisory Ltd. with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Brown Advisory Ltd., which reports contain detailed analyses of how Brown Advisory Ltd. is performing.

The Board reviewed and evaluated the information that Brown Advisory and Brown Advisory Ltd. had presented for the Board’s review.  The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Brown Advisory Ltd. and Brown Advisory throughout the year.  Based on its review of all of the information, the Board determined that

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its respective shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided.  The Trustees concluded that Brown Advisory Ltd. is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Brown Advisory Ltd.’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Brown Advisory Ltd., the Trustees concluded that Brown Advisory Ltd. is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability.  On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages.  The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2021.  Accordingly, on the basis of the Board’s review of the fees charged by Brown Advisory Ltd. for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees is appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Brown Advisory Ltd. and the competitive nature of the mutual fund market.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Brown Advisory Ltd. from its relationship with the Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by Brown Advisory Ltd. from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Brown Advisory Ltd. has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered matters with respect to the brokerage practices of Brown Advisory Ltd., including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Brown Advisory Ltd. with respect to the contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Brown Advisory Ltd. to the Fund and determined that these services will continue to benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Brown Advisory Ltd. and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Brown Advisory Ltd., reasonably reflected the nature and extent of the services provided by Brown Advisory Ltd. with respect to the Fund.  The Trustees also took into consideration the fact that Brown Advisory and Brown Advisory Ltd. are affiliated entities and are under common control.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

4.  Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory – Beutel Goodman Large-Cap Value Fund

The continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory – Beutel Goodman Large-Cap Value Fund between Brown Advisory and Beutel Goodman & Company, Ltd., the sub-investment adviser to the Fund (“Beutel Goodman”), was also approved by the Board of Trustees at the Board meeting held on September 10, 2020.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of Brown Advisory and Beutel Goodman, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Beutel Goodman, the Board of Trustees requested, and Brown Advisory and Beutel Goodman provided, information and data relevant to the Board’s consideration.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Beutel Goodman.  The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Beutel Goodman in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Beutel Goodman.  The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Beutel Goodman’s investment activities with respect to Beutel Goodman’s day-to-day portfolio management of the Fund’s assets in order to make sure that Beutel Goodman is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Beutel Goodman with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Beutel Goodman, which reports contain detailed analyses of how Beutel Goodman is performing.

The Board reviewed and evaluated the information that Brown Advisory and Beutel Goodman had presented for the Board’s review.  The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Beutel Goodman and Brown Advisory throughout the year.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its respective shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided.  The Trustees concluded that Beutel Goodman is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Beutel Goodman’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Beutel Goodman, the Trustees concluded that Beutel Goodman is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability.  On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages.  The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Funds’ operating expenses through October 31, 2021.  The Board also took note of the fact that the sub-advisory fees for the Fund had been separately negotiated by Brown Advisory and Beutel Goodman.  Accordingly, on the basis of the Board’s review of the fees charged by Beutel Goodman for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Beutel Goodman and the competitive nature of the mutual fund market.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Beutel Goodman from its relationship with the Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by Beutel Goodman from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations.  In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Beutel Goodman has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered matters with respect to the brokerage practices of Beutel Goodman, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Beutel Goodman with respect to the contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Beutel Goodman to the Fund and determined that these services will continue to benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Beutel Goodman and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Beutel Goodman, reasonably reflected the nature and extent of the services provided by Beutel Goodman with respect to the Fund.

5.  Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreements With Respect to the Brown Advisory Emerging Markets Select Fund

At their September 10, 2020 Board meeting, the Board also undertook the consideration of matters with respect to the proposed continuation of the Sub-Investment Advisory Agreements between Brown Advisory and Wellington and Pzena Investment Management LLC (“Pzena”) with respect to the Brown Advisory Emerging Markets Select Fund.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreements.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreements, and it is the duty of Brown Advisory, Wellington and Pzena, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreements between Brown Advisory and Wellington and Pzena, the Board of Trustees requested, and Brown Advisory, Wellington and Pzena provided, information and data relevant to the Board’s consideration.

Approval of the Continuation of the Sub-Investment Advisory Agreement with Wellington Management Company LLC

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Wellington.  The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Wellington in connection with the management and operation of Wellington’s allocated portion of the Fund’s portfolio and they took note of the extensive oversight duties performed by Brown

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

Advisory including investment management and compliance oversight of the operations of Wellington.  The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Wellington’s investment activities with respect to Wellington’s day-to-day portfolio management of the Fund’s assets that have been allocated to Wellington to manage in order to make sure that Wellington is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Wellington with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Wellington, which reports contain detailed analyses of how Wellington is performing.

The Board reviewed and evaluated the information that Brown Advisory and Wellington had presented for the Board’s review.  The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Wellington and Brown Advisory throughout the year.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its respective shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided.  The Trustees concluded that Wellington is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers for Wellington, and Wellington’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Wellington, the Trustees concluded that Wellington is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability.  On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages.  The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2021.  The Board also took note of the fact that the sub-advisory fees for the Fund had been separately negotiated by Brown Advisory and Wellington.  Accordingly, on the basis of the Board’s review of the fees charged by Wellington for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees is appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fees had been separately negotiated at arm’s-length by independent third parties.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Wellington and the competitive nature of the mutual fund market.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Wellington from its relationship with the Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by Wellington from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement with Wellington, the Trustees determined that Wellington has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered matters with respect to the brokerage practices of Wellington, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Wellington with respect to the contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement with Wellington and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Wellington to the Fund and determined that these services will continue to benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Wellington and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Wellington, reasonably reflected the nature and extent of the services provided by Wellington with respect to the Fund.

Approval of the Continuation of the Sub-Investment Advisory Agreement with Pzena Investment Management LLC

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Pzena.  The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Pzena in connection with the management and operation of Pzena’s allocated portion of the Fund’s portfolio and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Pzena.  The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Pzena’s investment activities with respect to Pzena’s day-to-day portfolio management of the Fund’s assets that have been allocated to Pzena to manage in order to make sure that Pzena is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Pzena with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Pzena, which reports contain detailed analyses of how Pzena is performing.

The Board reviewed and evaluated the information that Brown Advisory and Pzena had presented for the Board’s review.  The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Pzena and Brown Advisory throughout the year.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its respective shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided.  The Trustees concluded that Pzena is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers for Pzena, and Pzena’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Pzena, the Trustees concluded that Pzena is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability.  On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages.  The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2021.  The Board also took note of the fact that the sub-advisory fees for the Fund had been separately negotiated by Brown Advisory and Pzena.  Accordingly, on the basis of the Board’s review of the fees charged by Pzena for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees is appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fees had been separately negotiated at arm’s-length by independent third parties.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale.  While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for

www.brownadvisory.com/mf

Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds; and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

Brown Advisory and Pzena and the competitive nature of the mutual fund market.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Pzena from its relationship with the Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by Pzena from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement with Pzena, the Trustees determined that Pzena has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered matters with respect to the brokerage practices of Pzena, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Pzena with respect to the contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement with Pzena and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Pzena to the Fund and determined that these services will continue to benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Pzena and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Pzena, reasonably reflected the nature and extent of the services provided by Pzena with respect to the Fund.

www.brownadvisory.com/mf

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 540-6807 and by accessing the Funds’ website at www.brownadvisory.com/mf/how-to-invest (refer to Appendix B in the Statement of Additional Information). Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the year ended June 30 is available without charge, by calling toll-free at (800) 540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-PORT.  The Funds’ Form N-PORT is available without charge, upon request, by calling toll-free at (800) 540-6807. Furthermore, you can obtain the Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisory.com/mf/how-to-invest within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at (800) 540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

www.brownadvisory.com/mf

BROWN ADVISORY FUNDS

At Brown Advisory, we believe that you deserve frank and open communication on all aspects of our relationship. In this spirit, we provide this annual summary of our policies relating to confidentiality and privacy of client information, mutual funds, conflicts of interest, trading commissions, proxy voting and Form ADV annual notice.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory takes the confidentiality of your personal information and the privacy of your account very seriously. Our commitment to safeguard your personal information goes beyond our legal obligation to process your transactions accurately and securely. Whether we serve you online, in person, on the telephone or by mail, the principles that guide the way in which we conduct business are built upon the core values of trust and integrity.

We limit access to your personal information to only those employees with a business reason to know such information. We train and consistently remind all employees to respect client privacy and to recognize the importance of the confidentiality of such information. Those who violate our privacy policy are subject to disciplinary action. This commitment also applies to the sharing of information among Brown Advisory and its affiliates.

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your personal information, including various measures to protect your personal information while it is stored electronically.

Federal law requires us to inform you that we have on record personal information about you and that we obtain such information from you directly (e.g., information you provide to us on account applications and other forms, such as your name, address, social security number, occupation, assets and income) and indirectly (e.g., information on our computer systems about your transactions with us, such as your account balance and account holdings). Any personal information you choose to provide is kept confidential and allows us to: (i) provide better and more complete investment and strategic advice; (ii) develop new services that meet additional needs you may have; and, (iii) comply with legal and regulatory requirements.

In addition, in the normal conduct of our business, it may become necessary for us to share information relating to our clients that we have on record, as described above, with companies not affiliated with us who are under contract to perform services on our behalf. For example, we have contracted with companies to assist us in complying with anti-terrorist and anti-money laundering statutory requirements (including the identification and reporting of activities that may involve terrorist acts or money laundering activities), companies that provide clearing services, and other vendors that provide services directly related to your account relationship with us. Our agreements with these companies require that they keep your information confidential and not use such information for any unrelated purpose.

We do not sell information about you to third parties, and we do not otherwise disclose information to third parties without your permission or unless required by law.

www.brownadvisory.com/mf

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INVESTMENT ADVISER
Brown Advisory LLC
901 South Bond Street, Suite 400
Baltimore, MD 21231
www.brownadvisory.com

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

LEGAL COUNSEL
Dechert LLP
1900 K Street, NW
Washington, DC 20006

	Institutional Shares		Investor Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP	Symbol	CUSIP
Growth Equity Fund	BAFGX	115233702	BIAGX	115233504	BAGAX	115233603
Flexible Equity Fund	BAFFX	115233843	BIAFX	115233868	BAFAX	115233850
Equity Income Fund	BAFDX	115233660	BIADX	115233686	BADAX	115233678
Sustainable Growth Fund	BAFWX	115233207	BIAWX	115233306	BAWAX	115233405
Mid-Cap Growth Fund	BAFMX	115233413	BMIDX	115233439	—	—
Small-Cap Growth Fund	BAFSX	115233819	BIASX	115233835	BASAX	115233827
Small-Cap Fundamental Value Fund	BAUUX	115233777	BIAUX	115233793	BAUAX	115233785
Global Leaders Fund	BAFLX	115233355	BIALX	115233462	—	—
Intermediate Income Fund	—	—	BIAIX	115233744	BAIAX	115233736
Total Return Fund	BAFTX	115233538	BIATX	115233520	—	—
Sustainable Bond Fund	BAISX	115233389	BASBX	115233447	—	—
Maryland Bond Fund	—	—	BIAMX	115233751	—	—
Tax-Exempt Bond Fund	BTEIX	115233371	BIAEX	115233108	—	—
Tax-Exempt Sustainable Bond Fund	—	—	BITEX	115233348	—	—
Mortgage Securities Fund	BAFZX	115233546	BIAZX	115233587	—	—
WMC Strategic European Equity Fund	BAFHX	115233629	BIAHX	115233611	BAHAX	115233595
Emerging Markets Select Fund	BAFQX	115233652	BIAQX	115233645	BAQAX	115233637
Beutel Goodman Large-Cap Value Fund	BVALX	115233421	—	—	—	—

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

BX-SEMIANNUAL

Item 1.  Reports to Stockholders (Continued).

(b)  Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Not applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                       Brown Advisory Funds

By (Signature and Title)*                   /s/ Paul J. Chew
Paul J. Chew, Principal Executive Officer

Date     March 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Paul J. Chew
Paul J. Chew, Principal Executive Officer

Date     March 9, 2021

By (Signature and Title)*                    /s/ Jason T. Meix
Jason T. Meix, Principal Financial Officer

Date     March 9, 2021

* Print the name and title of each signing officer under his or her signature.